UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-22250

PIMCO ETF Trust

(Exact name of registrant as specified in charter)

840 Newport Center Drive, Newport Beach, CA 92660

(Address of principal executive offices)

Trent W. Walker

Treasurer and Principal Financial Officer

PIMCO ETF Trust

840 Newport Center Drive

Newport Beach, CA 92660

(Name and address of agent for service)

Copies to:

Brendan C. Fox

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Registrant’s telephone number, including area code: (888) 400-4383

Date of fiscal year end: June 30

Date of reporting period: December 31, 2013

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30e-1).

•	PIMCO ETF Trust

Your Global Investment Authority

PIMCO ETF Trust

Semiannual Report

December 31, 2013

Index Exchange-Traded Funds

PIMCO 1-3 Year U.S. Treasury Index Exchange-Traded Fund

PIMCO 3-7 Year U.S. Treasury Index Exchange-Traded Fund

PIMCO 7-15 Year U.S. Treasury Index Exchange-Traded Fund

PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund

PIMCO Broad U.S. Treasury Index Exchange-Traded Fund

PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund

PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund

PIMCO Broad U.S. TIPS Index Exchange-Traded Fund

PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund

PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund

PIMCO Australia Bond Index Exchange-Traded Fund

PIMCO Canada Bond Index Exchange-Traded Fund

PIMCO Germany Bond Index Exchange-Traded Fund

Actively Managed Exchange-Traded Funds

PIMCO Build America Bond Exchange-Traded Fund

PIMCO Enhanced Short Maturity Exchange-Traded Fund

PIMCO Foreign Currency Strategy Exchange-Traded Fund

PIMCO Global Advantage® Inflation-Linked Bond Exchange-Traded Fund

PIMCO Intermediate Municipal Bond Exchange-Traded Fund

PIMCO Short Term Municipal Bond Exchange-Traded Fund

PIMCO Total Return Exchange-Traded Fund

		Page

Chairman’s Letter		2
Important Information About the Funds		4
Expense Examples		26
Financial Highlights		28
Statements of Assets and Liabilities		34
Statements of Operations		37
Statements of Changes in Net Assets		40
Notes to Financial Statements		109
Glossary		124
Approval of Renewal of the Investment Management Agreement		125

FUND	Fund Summary	Schedule of Investments

PIMCO 1-3 Year U.S. Treasury Index Exchange-Traded Fund	6	45
PIMCO 3-7 Year U.S. Treasury Index Exchange-Traded Fund	7	46
PIMCO 7-15 Year U.S. Treasury Index Exchange-Traded Fund	8	47
PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund	9	48
PIMCO Broad U.S. Treasury Index Exchange-Traded Fund	10	49
PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund	11	50
PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund	12	51
PIMCO Broad U.S. TIPS Index Exchange-Traded Fund	13	52
PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund	14	53
PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund	15	60
PIMCO Australia Bond Index Exchange-Traded Fund	16	65
PIMCO Canada Bond Index Exchange-Traded Fund	17	68
PIMCO Germany Bond Index Exchange-Traded Fund	18	70
PIMCO Build America Bond Exchange-Traded Fund	19	72
PIMCO Enhanced Short Maturity Exchange-Traded Fund	20	74
PIMCO Foreign Currency Strategy Exchange-Traded Fund	21	82
PIMCO Global Advantage® Inflation-Linked Bond Exchange-Traded Fund	22	87
PIMCO Intermediate Municipal Bond Exchange-Traded Fund	23	93
PIMCO Short Term Municipal Bond Exchange-Traded Fund	24	97
PIMCO Total Return Exchange-Traded Fund	25	100

This material is authorized for use only when preceded or accompanied by the current PIMCO ETF Trust prospectus.

Chairman’s Letter

Dear Shareholder,

Please find enclosed the Semiannual Report for the PIMCO ETF Trust covering the six-month reporting period ended December 31, 2013. On the following pages, you’ll find specific details on investment performance and a discussion of the factors that most affected performance.

The last six months of 2013 were marked by continued periods of heightened bond market volatility brought on by uncertainty around central bank monetary and fiscal policy, geopolitical concerns, and a slower than hoped for rebound in the global economy. Following a particularly bumpy third quarter, however, all financial markets completed the year along a relatively smoother path. Federal Reserve (“Fed”) Chairman Ben Bernanke laid the groundwork in September, when he clarified the Fed’s commitment to maintain its quantitative easing (“QE”) bond purchase program of U.S. Treasuries and mortgages, while maintaining the Federal Funds Rate within a zero-bound range. The nomination of Janet Yellen to the Chairmanship further helped to reassure investors that the Fed would be committed to the continuation of their accommodative policies.

Towards the latter part of December, the Fed announced that beginning in January 2014 it intends to gradually exit its bond-buying program, by reducing it from $85 billion to $75 billion spread equally across mortgage and U.S. Treasury purchases. As expected, in order to anchor the front-end of the yield curve, the Federal Open Market Committee (“FOMC”) provided even greater assurances that the policy rate would remain near a zero-bound range until signs of sustainable growth are more broadly evident in the U.S. economy. While the markets had months to prepare for the announcement, equities and other risk assets soared in reaction to the news while bond markets saw yields drift higher.

Highlights of the financial markets during our six-month reporting period include:

■

U.S. Treasuries underperformed most other developed sovereign bond markets on a hedged basis as investors reacted to the various Fed announcements regarding the tapering of their QE bond purchase program. In particular, U.S. Treasury yields rose to their highest level in late December as investors reacted to the Fed’s announcement that it would begin the reduction of its asset purchases starting in January 2014. This decision was made on the back of improving economic data, which included a lower unemployment rate, respectable monthly job reports, and improving housing fundamentals. The benchmark ten-year U.S. Treasury note yielded 3.03% at the end of the reporting period, compared to 2.49% on June 30, 2013.

■

U.S. Treasury Inflation-Protected Securities (“TIPS”) posted negative returns with the majority of the losses occurring in the last two months of the reporting period during which real interest rates rose considerably following the Fed’s hawkish comments regarding a more aggressive than anticipated timeline for reducing its accommodative policy. Breakeven inflation levels (or the difference between nominal and real yields) narrowed for shorter and intermediate maturities, but widened for longer maturities. In general, U.S. TIPS underperformed nominal U.S. Treasuries.

■

Global inflation-linked bonds (“ILBs”) generally posted negative returns over the reporting period given the prevailing environment of low inflation. Italian ILBs, however, were an exception and outperformed other core eurozone markets as a more stable political outlook and renewed risk appetite drove yields lower in the country. The Japanese ILB market also delivered strong performance as inflation reached the highest level in over five years, largely the result of a trio of reforms led by Prime Minister Abe in seeking to boost Japan’s economy. In other ILB markets, inflation prints were below most central bank targets which contributed to overall weak demand for inflation protection.

2	PIMCO ETF TRUST

■

Tax-exempt municipal bonds generally posted negative returns for the reporting period, as represented by the Barclays Municipal Bond Index, which declined 0.40%. Taxable municipal bonds (or Build America Bonds) also posted negative returns, as measured by the Barclays Municipal Taxable Index, which declined 1.25% over the reporting period. Weakness within the municipal bond market was driven primarily by concerns of higher interest rates, amidst a backdrop of improving economic data that led to a higher probability of Fed tapering of its quantitative easing policies. Municipal bond market volatility was also exacerbated by high-profile negative headlines, including default by the City of Detroit and ongoing solvency issues with the Commonwealth of Puerto Rico, which led to investor redemptions within certain municipal bond mutual funds.

■

The U.S. investment grade credit market generally outperformed like-duration U.S. Treasuries as spreads tightened over the reporting period, ending the year at the lowest level since the global financial crisis began. This positive performance was supported by improving global growth fundamentals and continued easy monetary policy. The high yield corporate sector also outperformed like-duration U.S. Treasuries, and the sector was one of the best-performing fixed income sectors, benefiting from relatively sound fundamentals and investor demand for higher yielding assets with lower interest rate sensitivity.

PIMCO ETFs are designed to meet a broad range of investor needs, offering access to PIMCO’s unique investment process and world-class portfolio management expertise in the ETF vehicle, which features portfolio transparency and intra-day pricing in a conveniently traded format. PIMCO ETFs include a range of actively-managed and Smart Passive strategies, providing investors access to a variety of sectors, geographical regions and investment objectives.

If you have any questions regarding your PIMCO ETF Trust investment, please contact your financial advisor, or call one of our shareholder associates at 888.400.4ETF (888.400.4383). We also invite you to visit our website at www.pimcoetfs.com to learn more about PIMCO ETFs.

Thank you again for the trust you have placed in PIMCO. We are privileged to serve you through our ETF offerings.

Sincerely, Brent R. Harris President and Chairman of the Board, PIMCO ETF Trust January 24, 2014

SEMIANNUAL REPORT	DECEMBER 31, 2013	3

Important Information About the Funds

The PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund, PIMCO 1-3 Year U.S. Treasury Index Exchange-Traded Fund, PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund, PIMCO 3-7 Year U.S. Treasury Index Exchange-Traded Fund, PIMCO 7-15 Year U.S. Treasury Index Exchange-Traded Fund, PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund, PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund, PIMCO Australia Bond Index Exchange-Traded Fund, PIMCO Broad U.S. TIPS Index Exchange-Traded Fund, PIMCO Broad U.S. Treasury Index Exchange-Traded Fund, PIMCO Canada Bond Index Exchange-Traded Fund, PIMCO Germany Bond Index Exchange-Traded Fund and PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund are exchange-traded funds (“ETFs”) that seek to provide total return that closely corresponds, before fees and expenses, to the total return of a specified index (collectively, the “Index Funds”). Each Index Fund employs a representative sampling strategy in seeking to achieve its investment objective and as a result may not hold all of the securities that are included in the underlying index. The PIMCO Build America Bond Exchange-Traded Fund, PIMCO Enhanced Short Maturity Exchange-Traded Fund, PIMCO Foreign Currency Strategy Exchange-Traded Fund, PIMCO Global Advantage® Inflation-Linked Bond Exchange-Traded Fund, PIMCO Intermediate Municipal Bond Exchange-Traded Fund, PIMCO Short Term Municipal Bond Exchange-Traded Fund and PIMCO Total Return Exchange-Traded Fund, unlike the Index Funds, are actively managed ETFs that do not seek to track the performance of a specified index (collectively, the “Active Funds” and together with the Index Funds, the “Funds”). Shares of the Funds will be listed and traded at market prices on NYSE Arca, Inc. (“NYSE Arca”) and other secondary markets. The market price for each Fund’s shares may be different from the Fund’s net asset value (“NAV”). Each Fund issues and redeems shares at its NAV only in blocks of a specified number of shares (“Creation Units”). Only certain large institutional investors may purchase or redeem Creation Units directly with the Funds at NAV (“Authorized Participants”). These transactions are in exchange for certain securities similar to a Fund’s portfolio and/or cash. Except when aggregated in Creation Units, shares of a Fund are not redeemable securities. Shareholders who are not Authorized Participants may not redeem shares from the Funds at NAV.

The Funds invest in particular segments of the securities markets, which are not representative of the broader securities markets. While we believe that bond funds have an important role to play in a well-diversified investment portfolio, an investment in a Fund alone should not constitute an entire investment program. It is important to note that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by the Funds are likely to decrease in value. A number of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions). Accordingly, changes in interest rates can be sudden, and there is no guarantee that Fund management will anticipate such movement.

As of the date of this report, interest rates in the U.S. are at or near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with a rising interest rate environment. This is especially true since the Federal Reserve Board has begun tapering its quantitative easing program. Further, while the U.S. bond market has steadily grown over the past three decades, dealer inventories of corporate bonds have remained relatively stagnant. As a result, there has been a significant reduction in the ability of dealers to “make markets.” All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets, which could result in losses to a Fund.

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. If the performance of a Fund were to be negatively impacted by rising interest rates, the Fund could face increased redemptions by its shareholders, which could further reduce the value of the Fund.

The Funds may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: market trading risk, limited issuance risk, interest rate risk, inflation-indexed security risk, credit risk, high yield risk, market risk, municipal bond risk, liquidity risk, equity risk, mortgage-related and other asset-backed risk, foreign (non-U.S.) investment risk, currency risk, short sale risk, convertible securities risk, derivatives risk, issuer non-diversification risk, leveraging risk, management and tracking error risk, indexing risk, issuer risk, emerging markets risk, management risk, operational risk, municipal project-specific risk, Australian securities risk, Canadian securities risk and German securities risk. A complete description of these and other risks is contained in each Fund’s prospectus. The use of derivatives may subject the Funds to greater volatility than investments in traditional securities. The Index Funds may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that a Fund could not close out a position when it would be most advantageous to do so. Certain derivative transactions may have a leveraging effect on an Index Fund. For example, a small investment in a derivative instrument may have a significant impact on an Index Fund’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in a derivative instrument may cause an immediate and substantial loss or gain, which translates into heightened volatility for the Fund. An Index Fund may engage in such transactions regardless of whether the Index Fund owns the asset, instrument or components of the index underlying the derivative instrument. An Index Fund may invest a significant portion of its assets in these types of instruments. If it does, the Index Fund’s investment exposure could far exceed the value of its

4	PIMCO ETF TRUST

portfolio securities and its investment performance could be primarily dependent upon securities it does not own. A Fund’s investment in non-U.S. securities may entail risk due to non-U.S. economic and political developments; this risk may be increased when investing in emerging markets. For example, if a Fund invests in emerging market debt, it may face increased exposure to interest rate, liquidity, volatility, and redemption risk due to the specific economic, political, geographical, or legal background of the foreign issuer. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio.

High-yield bonds typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. Further, markets for lower-rated bonds are typically less liquid than for higher-rated bonds, and public information is usually less abundant in such markets. Thus, high yield investments increase the chance that a Fund will lose money. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio. Mortgage- and Asset-Backed Securities represent ownership interests in “pools” of mortgages or other assets such as consumer loans or receivables. As a general matter, Mortgage- and Asset-Backed Securities are subject to interest rate risk, extension risk, prepayment risk, and credit risk. These risks largely stem from the fact that returns on Mortgage- and Asset-Backed Securities depend on the ability of the underlying assets to generate cash flow.

On each individual Fund Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that all dividend and capital gain distributions were reinvested. Returns do not reflect the deduction of taxes that a shareholder would pay on: (i) Fund distributions; or (ii) the redemption of Fund shares. Each Fund’s performance is measured against the performance of a broad-based securities market index (benchmark index).

An investment in a Fund is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Funds.

The Index Funds may make available a complete schedule of portfolio holdings and the percentages they represent of the Index Fund’s net assets. On each business day, before commencement of trading on NYSE Arca, each Active Fund will disclose on www.pimcoetfs.com the identities and quantities of the Active Fund’s portfolio holdings that will form the basis for the Active Fund’s calculation of NAV at the end of the business day. The frequency at which the daily market prices were at a discount or premium to each Fund’s NAV is disclosed on www.pimcoetfs.com. Please see “Disclosure of Portfolio Holdings” in the Statement of Additional Information for information about the availability of the complete schedule of each Fund’s holdings. Fund fact sheets provide additional information regarding a Fund and may be requested by calling (888) 400-4ETF and are available on the Fund’s website at www.pimcoetfs.com.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by PIMCO ETF Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Funds. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of each Fund, and information about how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 400-4ETF, on the Funds’ website at www.pimcoetfs.com, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PIMCO ETF Trust files a complete schedule of each Fund’s portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Funds’ Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and is available without charge, upon request, by calling the Trust at (888) 400-4ETF and on the Funds’ website at www.pimcoetfs.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

SEMIANNUAL REPORT	DECEMBER 31, 2013	5

PIMCO 1-3 Year U.S. Treasury Index Exchange-Traded Fund

Ticker Symbol	TUZ

Cumulative Returns Through December 31, 2013

$10,000 invested at the end of the month when the Fund commenced operations.

Allocation Breakdown‡

U.S. Treasury Obligations	99.7%
Short-Term Instruments	0.3%
‡	% of Total Investments as of 12/31/13

Average Annual Total Return for the period ended December 31, 2013
	6 Months*	1 Year	Fund Inception (06/01/2009)
PIMCO 1-3 Year U.S. Treasury Index Exchange-Traded Fund (Based on Net Asset Value)	0.33%	0.27%	1.09%
PIMCO 1-3 Year U.S. Treasury Index Exchange-Traded Fund (At Market Price)(1)	0.35%	0.35%	1.10%
The BofA Merrill Lynch 1-3 Year U.S. Treasury IndexSM±	0.35%	0.36%	1.19%

All Fund returns are net of fees and expenses.

* Cumulative return.

Market Returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively.

(1) The market price is determined using the midpoint between the highest bid and the lowest offer on the listing exchange, as of the time that the Fund’s NAV is calculated.

± The BofA Merrill Lynch 1-3 Year U.S. Treasury IndexSM is an unmanaged index that tracks the performance of U.S. dollar denominated sovereign debt publicly issued by the U.S. Government having a maturity of at least 1 year and less than 3 years. It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed by authorized participants. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, is 0.15%. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus. Performance data current to the most recent month-end is available at www.pimcoetfs.com.

Portfolio Insights

»

The PIMCO 1-3 Year U.S. Treasury Index Exchange-Traded Fund seeks to provide total return that closely corresponds, before fees and expenses, to the total return of The BofA Merrill Lynch 1-3 Year US Treasury IndexSM (the “Underlying Index”), by investing under normal circumstances at least 80% of its total assets (exclusive of collateral held from securities lending) in the component securities of the Underlying Index. The Fund invests in a representative sample of securities included in the Underlying Index that collectively has an investment profile similar to the Underlying Index. Due to the use of representative sampling, the Fund may not hold all of the securities that are included in the Underlying Index.

»

Changes in yields in the 1- to 3-year segment of the U.S. Treasury yield curve were mixed over the course of the reporting period. Although this resulted in negative price performance, income pulled the total return performance positive for both the Fund and the Underlying Index over the reporting period.

6	PIMCO ETF TRUST

PIMCO 3-7 Year U.S. Treasury Index Exchange-Traded Fund

Ticker Symbol	FIVZ

Cumulative Returns Through December 31, 2013

$10,000 invested at the end of the month when the Fund commenced operations.

Allocation Breakdown‡

U.S. Treasury Obligations	100.0%
‡	% of Total Investments as of 12/31/13

Average Annual Total Return for the period ended December 31, 2013
	6 Months*	1 Year	Fund Inception (10/30/2009)
PIMCO 3-7 Year U.S. Treasury Index Exchange-Traded Fund (Based on Net Asset Value)	-0.16%	-2.07%	3.23%
PIMCO 3-7 Year U.S. Treasury Index Exchange-Traded Fund (At Market Price)(1)	-0.14%	-1.97%	3.23%
The BofA Merrill Lynch 3-7 Year U.S. Treasury IndexSM±	-0.05%	-1.94%	3.33%

All Fund returns are net of fees and expenses.

* Cumulative return.

Market Returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively.

(1) The market price is determined using the midpoint between the highest bid and the lowest offer on the listing exchange, as of the time that the Fund’s NAV is calculated.

± The BofA Merrill Lynch 3-7 Year U.S. Treasury IndexSM is an unmanaged index comprised of U.S. dollar denominated sovereign debt securities publicly issued by the U.S. Treasury having a maturity of at least 3 years and less than 7 years. It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed by authorized participants. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, is 0.15%. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus. Performance data current to the most recent month-end is available at www.pimcoetfs.com.

Portfolio Insights

»

The PIMCO 3-7 Year U.S. Treasury Index Exchange-Traded Fund seeks to provide total return that closely corresponds, before fees and expenses, to the total return of The BofA Merrill Lynch 3-7 Year US Treasury IndexSM (the “Underlying Index”), by investing under normal circumstances at least 80% of its total assets (exclusive of collateral held from securities lending) in the component securities of the Underlying Index. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Underlying Index. Due to the use of representative sampling, the Fund may not hold all of the securities that are included in the Underlying Index.

»	Yields in the 3- to 7-year segment of the U.S. Treasury yield curve moved higher, resulting in overall negative performance for both the Fund and the Underlying Index over the reporting period.

SEMIANNUAL REPORT	DECEMBER 31, 2013	7

PIMCO 7-15 Year U.S. Treasury Index Exchange-Traded Fund

Ticker Symbol	TENZ

Cumulative Returns Through December 31, 2013

$10,000 invested at the end of the month when the Fund commenced operations.

Allocation Breakdown‡

U.S. Treasury Obligations	100.0%
‡	% of Total Investments as of 12/31/13

Average Annual Total Return for the period ended December 31, 2013
	6 Months*	1 Year	Fund Inception (09/10/2009)
PIMCO 7-15 Year U.S. Treasury Index Exchange-Traded Fund (Based on Net Asset Value)	-2.15%	-6.18%	4.45%
PIMCO 7-15 Year U.S. Treasury Index Exchange-Traded Fund (At Market Price)(1)	-2.15%	-6.06%	4.44%
The BofA Merrill Lynch 7-15 Year U.S. Treasury IndexSM±	-1.99%	-6.09%	4.62%

All Fund returns are net of fees and expenses.

* Cumulative return.

Market Returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively.

(1) The market price is determined using the midpoint between the highest bid and the lowest offer on the listing exchange, as of the time that the Fund’s NAV is calculated.

± The BofA Merrill Lynch 7-15 Year U.S. Treasury IndexSM is an unmanaged index comprised of U.S. dollar denominated sovereign debt securities publicly issued by the U.S. Treasury having a maturity of at least 7 years and less than 15 years. It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed by authorized participants. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, is 0.15%. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus. Performance data current to the most recent month-end is available at www.pimcoetfs.com.

Portfolio Insights

»

The PIMCO 7-15 Year U.S. Treasury Index Exchange-Traded Fund seeks to provide total return that closely corresponds, before fees and expenses, to the total return of The BofA Merrill Lynch 7-15 Year US Treasury IndexSM (the “Underlying Index”), by investing under normal circumstances at least 80% of its total assets (exclusive of collateral held from securities lending) in the component securities of the Underlying Index. The Fund invests in a representative sample of securities included in the Underlying Index that collectively has an investment profile similar to the Underlying Index. Due to the use of representative sampling, the Fund may not hold all of the securities that are included in the Underlying Index.

»	Yields in the 7- to 15-year segment of the U.S. Treasury yield curve were up, resulting in negative performance for both the Fund and the Underlying Index over the reporting period.

8	PIMCO ETF TRUST

PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund

Ticker Symbol	ZROZ

Cumulative Returns Through December 31, 2013

$10,000 invested at the end of the month when the Fund commenced operations.

Allocation Breakdown‡

U.S. Treasury Obligations	98.8%
Short-Term Instruments	1.2%
‡	% of Total Investments as of 12/31/13

Average Annual Total Return for the period ended December 31, 2013
	6 Months*	1 Year	Fund Inception (10/30/2009)
PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund (Based on Net Asset Value)	-10.88%	-21.94%	5.59%
PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund (At Market Price)(1)	-10.34%	-21.13%	5.77%
The BofA Merrill Lynch Long U.S. Treasury Principal STRIPS IndexSM±	-10.12%	-21.83%	5.73%

All Fund returns are net of fees and expenses.

* Cumulative return.

Market Returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively.

(1) The market price is determined using the midpoint between the highest bid and the lowest offer on the listing exchange, as of the time that the Fund’s NAV is calculated.

± The BofA Merrill Lynch Long U.S. Treasury Principal STRIPS IndexSM is an unmanaged index comprised of long maturity Separate Trading of Registered Interest and Principal of Securities (“STRIPS”) representing the final principal payment of U.S. Treasury bonds. It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed by authorized participants. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, is 0.15%. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus. Performance data current to the most recent month-end is available at www.pimcoetfs.com.

Portfolio Insights

»

The PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund seeks to provide total return that closely corresponds, before fees and expenses, to the total return of The BofA Merrill Lynch Long US Treasury Principal STRIPS IndexSM (the “Underlying Index”), by investing under normal circumstances at least 80% of its total assets (exclusive of collateral held from securities lending) in the component securities of the Underlying Index. The Fund invests in a representative sample of securities included in the Underlying Index that collectively has an investment profile similar to the Underlying Index. Due to the use of representative sampling, the Fund may not hold all of the securities that are included in the Underlying Index.

»

Yields in the 25+ year segment of the U.S. Treasury STRIPS yield curve were up over the reporting period. The rise in yields drove negative performance for the Fund and the Underlying Index over the course of the reporting period.

SEMIANNUAL REPORT	DECEMBER 31, 2013	9

PIMCO Broad U.S. Treasury Index Exchange-Traded Fund

Ticker Symbol	TRSY

Cumulative Returns Through December 31, 2013

$10,000 invested at the end of the month when the Fund commenced operations.

Allocation Breakdown‡

U.S. Treasury Obligations	100.0%
‡	% of Total Investments as of 12/31/13

Average Annual Total Return for the period ended December 31, 2013
	6 Months*	1 Year	Fund Inception (10/29/2010)
PIMCO Broad U.S. Treasury Index Exchange-Traded Fund (Based on Net Asset Value)	-1.72%	-4.96%	1.89%
PIMCO Broad U.S. Treasury Index Exchange-Traded Fund (At Market Price)(1)	-1.92%	-5.02%	1.83%
The BofA Merrill Lynch Liquid U.S. Treasury IndexSM±	-1.58%	-4.87%	2.06%

All Fund returns are net of fees and expenses.

* Cumulative return.

Market Returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively.

(1) The market price is determined using the midpoint between the highest bid and the lowest offer on the listing exchange, as of the time that the Fund’s NAV is calculated.

± The BofA Merrill Lynch Liquid U.S. Treasury IndexSM is an unmanaged index that tracks the performance of the three most recently issued 2-year, 3- year, 5-year, 7-year, 10-year and 30-year U.S. Treasury notes and bonds. It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed by authorized participants. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, is 0.15%. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus. Performance data current to the most recent month-end is available at www.pimcoetfs.com.

Portfolio Insights

»

The PIMCO Broad U.S. Treasury Index Exchange-Traded Fund seeks to provide total return that closely corresponds, before fees and expenses, to the total return of The BofA Merrill Lynch Liquid US Treasury IndexSM (the “Underlying Index”), by investing under normal circumstances at least 80% of its total assets (exclusive of collateral held from securities lending) in the component securities of the Underlying Index. The Fund may invest the remainder of its assets in fixed-income instruments that are not component securities, but which PIMCO believes will help the Fund track its Underlying Index, as well as in cash and investment grade, liquid short-term instruments, forwards or derivatives, such as options, futures contracts or swap agreements, and shares of affiliated bond funds. The Fund invests in a representative sample of securities included in the Underlying Index that collectively has an investment profile similar to the Underlying Index. Due to the use of representative sampling, the Fund may not hold all of the securities that are included in the Underlying Index.

»

Yields at the 2-year point and beyond on the U.S. Treasury yield curve were up over the course of the reporting period, and mixed below the 2-year point. The change in yields drove negative performance for both the Fund and the Underlying Index over the reporting period.

10	PIMCO ETF TRUST

PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund

Ticker Symbol	STPZ

Cumulative Returns Through December 31, 2013

$10,000 invested at the end of the month when the Fund commenced operations.

Allocation Breakdown‡

U.S. Treasury Obligations	99.8%
Short-Term Instruments	0.2%
‡	% of Total Investments as of 12/31/13

Average Annual Total Return for the period ended December 31, 2013
	6 Months*	1 Year	Fund Inception (08/20/2009)
PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund (Based on Net Asset Value)	0.38%	-2.13%	2.68%
PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund (At Market Price)(1)	0.44%	-2.11%	2.69%
The BofA Merrill Lynch 1-5 Year U.S. Inflation-Linked Treasury IndexSM±	0.47%	-2.01%	2.90%

All Fund returns are net of fees and expenses.

* Cumulative return.

Market Returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively.

(1) The market price is determined using the midpoint between the highest bid and the lowest offer on the listing exchange, as of the time that the Fund’s NAV is calculated.

± The BofA Merrill Lynch 1-5 Year U.S. Inflation-Linked Treasury IndexSM is an unmanaged index comprised of TIPS (Treasury Inflation Protected Securities) with a maturity of at least 1 year and less than 5 years. It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed by authorized participants. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, is 0.20%. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus. Performance data current to the most recent month-end is available at www.pimcoetfs.com.

Portfolio Insights

»

The PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund seeks to provide total return that closely corresponds, before fees and expenses, to the total return of The BofA Merrill Lynch 1-5 Year US Inflation-Linked Treasury IndexSM (the “Underlying Index”), by investing under normal circumstances at least 80% of its total assets (exclusive of collateral held from securities lending) in the component securities of the Underlying Index. The Fund invests in a representative sample of securities included in the Underlying Index that collectively has an investment profile similar to the Underlying Index. Due to the use of representative sampling, the Fund may not hold all of the securities that are included in the Underlying Index.

»

Real yields, or the rates of return in excess of expected future inflation, were mixed across the U.S. Treasury Inflation-Protected Securities (“TIPS”) yield curve: down below 4 years and higher at 4 years and beyond, resulting in positive performance for both the Fund and the Underlying Index. A net negative inflation accrual, or change in the Consumer Price Index (“CPI”), applied to the principal of underlying securities over the reporting period subtracted from some of the positive price movement.

SEMIANNUAL REPORT	DECEMBER 31, 2013	11

PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund

Ticker Symbol	LTPZ

Cumulative Returns Through December 31, 2013

$10,000 invested at the end of the month when the Fund commenced operations.

Allocation Breakdown‡

U.S. Treasury Obligations	100.0%
‡	% of Total Investments as of 12/31/13

Average Annual Total Return for the period ended December 31, 2013
	6 Months*	1 Year	Fund Inception (09/03/2009)
PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund (Based on Net Asset Value)	-5.49%	-19.55%	5.60%
PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund (At Market Price)(1)	-5.32%	-19.30%	5.61%
The BofA Merrill Lynch 15+ Year U.S. Inflation-Linked Treasury IndexSM±	-5.38%	-19.38%	5.84%

All Fund returns are net of fees and expenses.

* Cumulative return.

Market Returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively.

(1) The market price is determined using the midpoint between the highest bid and the lowest offer on the listing exchange, as of the time that the Fund’s NAV is calculated.

± The BofA Merrill Lynch 15+ Year U.S. Inflation-Linked Treasury IndexSM is an unmanaged index comprised of TIPS (Treasury Inflation Protected Securities) with a maturity of at least 15 years. It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed by authorized participants. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, is 0.20%. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus. Performance data current to the most recent month-end is available at www.pimcoetfs.com.

Portfolio Insights

»

The PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund seeks to provide total return that closely corresponds, before fees and expenses, to the total return of The BofA Merrill Lynch 15+ Year US Inflation-Linked Treasury IndexSM (the “Underlying Index”), by investing under normal circumstances at least 80% of its total assets (exclusive of collateral held from securities lending) in the component securities of the Underlying Index. The Fund invests in a representative sample of securities included in the Underlying Index that collectively has an investment profile similar to the Underlying Index. Due to the use of representative sampling, the Fund may not hold all of the securities that are included in the Underlying Index.

»

Real yields, or the rates of return in excess of expected future inflation, were higher above the 15-year point along the U.S. Treasury Inflation-Protected Securities (“TIPS”) yield curve, resulting in negative performance for both the Fund and the Underlying Index. A net negative inflation accrual, or change in the Consumer Price Index (“CPI”), applied to the principal of underlying securities over the reporting period subtracted further from the negative price movement.

12	PIMCO ETF TRUST

PIMCO Broad U.S. TIPS Index Exchange-Traded Fund

Ticker Symbol	TIPZ

Cumulative Returns Through December 31, 2013

$10,000 invested at the end of the month when the Fund commenced operations.

Allocation Breakdown‡

U.S. Treasury Obligations	100.0%
‡	% of Total Investments as of 12/31/13

Average Annual Total Return for the period ended December 31, 2013
	6 Months*	1 Year	Fund Inception (09/03/2009)
PIMCO Broad U.S. TIPS Index Exchange-Traded Fund (Based on Net Asset Value)	-1.66%	-9.42%	4.49%
PIMCO Broad U.S. TIPS Index Exchange-Traded Fund (At Market Price)(1)	-1.57%	-9.26%	4.49%
The BofA Merrill Lynch U.S. Inflation-Linked Treasury IndexSM±	-1.54%	-9.35%	4.70%

All Fund returns are net of fees and expenses.

* Cumulative return.

Market Returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively.

(1) The market price is determined using the midpoint between the highest bid and the lowest offer on the listing exchange, as of the time that the Fund’s NAV is calculated.

± The BofA Merrill Lynch U.S. Inflation-Linked Treasury IndexSM is an unmanaged index comprised of TIPS (Treasury Inflation Protected Securities). It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed by authorized participants. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, is 0.20%. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus. Performance data current to the most recent month-end is available at www.pimcoetfs.com.

Portfolio Insights

»

The PIMCO Broad U.S. TIPS Index Exchange-Traded Fund seeks to provide total return that closely corresponds, before fees and expenses, to the total return of The BofA Merrill Lynch US Inflation-Linked Treasury IndexSM (the “Underlying Index”), by investing under normal circumstances at least 80% of its total assets (exclusive of collateral held from securities lending) in the component securities of the Underlying Index. The Fund invests in a representative sample of securities included in the Underlying Index that collectively has an investment profile similar to the Underlying Index. Due to the use of representative sampling, the Fund may not hold all of the securities that are included in the Underlying Index.

»

Real yields, or the rates of return in excess of expected future inflation, were mixed across the U.S. Treasury Inflation-Protected Securities (“TIPS”) yield curve: down below 4 years but higher at 4 years and beyond, resulting in negative performance for both the Fund and the Underlying Index. A net negative inflation accrual, or change in the Consumer Price Index (“CPI”), applied to the principal of underlying securities over the reporting period subtracted further from the negative price movement.

SEMIANNUAL REPORT	DECEMBER 31, 2013	13

PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund

Ticker Symbol	HYS

Cumulative Returns Through December 31, 2013

$10,000 invested at the end of the month when the Fund commenced operations.

Allocation Breakdown‡

Corporate Bonds & Notes	91.8%
U.S. Treasury Obligations	6.7%
Mutual Funds	0.9%
Short-Term Instruments	0.6%
‡	% of Total Investments as of 12/31/13

Average Annual Total Return for the period ended December 31, 2013
	6 Months*	1 Year	Fund Inception (06/16/2011)
PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund (Based on Net Asset Value)	6.18%	8.26%	7.92%
PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund (At Market Price)(1)	6.07%	7.81%	7.96%
The BofA Merrill Lynch 0-5 Year U.S. High Yield Constrained IndexSM±	5.78%	8.49%	8.40%

All Fund returns are net of fees and expenses.

* Cumulative return.

Market Returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively.

(1) The market price is determined using the midpoint between the highest bid and the lowest offer on the listing exchange, as of the time that the Fund’s NAV is calculated.

± The BofA Merrill Lynch 0-5 Year U.S. High Yield Constrained IndexSM tracks the performance of short-term U.S. dollar denominated below investment grade corporate debt issued in the U.S. domestic market with less than five years remaining term to final maturity, a fixed coupon schedule and a minimum amount outstanding of $100 million, issued publicly. Allocations to an individual issuer will not exceed 2%. It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed by authorized participants. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, is 0.55%. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus. Performance data current to the most recent month-end is available at www.pimcoetfs.com.

Portfolio Insights

»

The PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund seeks to provide total return that closely corresponds, before fees and expenses, to the total return of The BofA Merrill Lynch 0-5 Year US High Yield Constrained IndexSM (the “Underlying Index”), by investing under normal circumstances at least 80% of its total assets (exclusive of collateral held from securities lending) in the component securities (“Component Securities”) of the Underlying Index. The Fund may invest the remainder of its assets in fixed-income instruments that are not Component Securities, but which PIMCO believes will help the Fund track its Underlying Index, as well as in cash and investment grade, liquid short-term instruments, forwards or derivatives, such as options, futures contracts or swap agreements, and shares of affiliated bond funds. The Fund invests in a representative sample of securities included in the Underlying Index that collectively has an investment profile similar to the Underlying Index. Due to the use of representative sampling, the Fund may not hold all of the securities that are included in the Underlying Index.

»

Over the reporting period, yields in the short term segment of the U.S. high yield market fell. Coupon returns added to the positive price performance of underlying securities, resulting in positive performance for the Fund and the Underlying Index.

14	PIMCO ETF TRUST

PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund

Ticker Symbol	CORP

Cumulative Returns Through December 31, 2013

$10,000 invested at the end of the month when the Fund commenced operations.

Allocation Breakdown‡

Industrials	46.7%
Banking & Finance	36.1%
Utilities	14.5%
U.S. Treasury Obligations	2.3%
Short-Term Instruments	0.4%
‡	% of Total Investments as of 12/31/13

Average Annual Total Return for the period ended December 31, 2013
	6 Months*	1 Year	Fund Inception (09/20/2010)
PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund (Based on Net Asset Value)	2.16%	-1.63%	4.43%
PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund (At Market Price)(1)	2.65%	-1.47%	4.46%
The BofA Merrill Lynch U.S. Corporate IndexSM±	1.92%	-1.46%	4.73%

All Fund returns are net of fees and expenses.

* Cumulative return.

Market Returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively.

(1) The market price is determined using the midpoint between the highest bid and the lowest offer on the listing exchange, as of the time that the Fund’s NAV is calculated.

± The BofA Merrill Lynch U.S. Corporate IndexSM is an unmanaged index comprised of U.S. dollar denominated investment grade, fixed rate corporate debt securities publicly issued in the U.S. domestic market with at least one year remaining term to final maturity and at least $250 million outstanding. It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed by authorized participants. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, is 0.20%. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus. Performance data current to the most recent month-end is available at www.pimcoetfs.com.

Portfolio Insights

»

The PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund seeks to provide total return that closely corresponds, before fees and expenses, to the total return of The BofA Merrill Lynch US Corporate IndexSM (the “Underlying Index”), by investing under normal circumstances at least 80% of its total assets (exclusive of collateral held from securities lending) in the component securities of the Underlying Index. The Fund may invest the remainder of its assets in fixed-income instruments that are not component securities, but which PIMCO believes will help the Fund track its Underlying Index, as well as in cash and investment grade, liquid short-term instruments, forwards or derivatives, such as options, futures contracts or swap agreements, and shares of affiliated bond funds. The Fund invests in a representative sample of securities included in the Underlying Index that collectively has an investment profile similar to the Underlying Index. Due to the use of representative sampling, the Fund may not hold all of the securities that are included in the Underlying Index.

»

An increase in yields in U.S. Treasuries drove negative price returns, but a decrease in investment grade corporate yields, tightening option-adjusted spreads, and coupon returns combined to pull the overall return positive for both the Fund and the Underlying Index over the reporting period.

SEMIANNUAL REPORT	DECEMBER 31, 2013	15

PIMCO Australia Bond Index Exchange-Traded Fund

Ticker Symbol	AUD

Cumulative Returns Through December 31, 2013

$10,000 invested at the end of the month when the Fund commenced operations.

Allocation Breakdown‡

Australia	74.4%
Supranational	9.7%
Germany	3.9%
Norway	3.2%
Short-Term Instruments	0.5%
Other	8.3%
‡	% of Total Investments as of 12/31/13

Average Annual Total Return for the period ended December 31, 2013
	6 Months*	1 Year	Fund Inception (10/31/2011)
PIMCO Australia Bond Index Exchange-Traded Fund (Based on Net Asset Value)	-0.73%	-12.18%	-2.19%
PIMCO Australia Bond Index Exchange-Traded Fund (At Market Price)(1)	0.20%	-13.18%	-2.74%
The BofA Merrill Lynch Diversified Australia Bond IndexSM±	-0.44%	-11.66%	-1.74%

All Fund returns are net of fees and expenses.

* Cumulative return.

Market Returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively.

(1) The market price is determined using the midpoint between the highest bid and the lowest offer on the listing exchange, as of the time that the Fund’s NAV is calculated.

± The BofA Merrill Lynch Diversified Australia Bond IndexSM tracks the performance of large, Australian dollar (“AUD”)- denominated investment grade debt instruments publicly issued in the Australian domestic market, including sovereign, quasi government, corporate, securitized and collateralized securities. All qualifying securities must have at least one year remaining term to final maturity and a fixed coupon schedule. Qualifying Australian sovereign securities must have a minimum amount outstanding of AUD 1 billion. Qualifying non-sovereign securities must have a minimum amount outstanding of AUD 500 million and must be rated investment grade. Index constituents are capitalization-weighted adjusted, as necessary, to meet issuer concentration limits. The Underlying Index is rebalanced on the last calendar day of the month. It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed by authorized participants. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, is 0.45%. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus. Performance data current to the most recent month-end is available at www.pimcoetfs.com.

Portfolio Insights

»

The PIMCO Australia Bond Index Exchange-Traded Fund seeks to provide total return that closely corresponds, before fees and expenses, to the total return of The BofA Merrill Lynch Diversified Australia Bond IndexSM (the “Underlying Index”), by investing under normal circumstances at least 80% of its total assets (exclusive of collateral held from securities lending) in the component securities of the Underlying Index. The Underlying Index tracks the performance of large, Australian dollar-denominated investment grade debt instruments publicly issued in the Australian domestic market, including sovereign, quasi-government, corporate, securitized and collateralized securities. Qualifying constituents must have an investment-grade rating (based on an average of Moody’s Investors Service, Inc. (“Moody’s”), Standard & Poor’s Ratings Services (“S&P”) and Fitch, Inc. (“Fitch”)), an investment grade country of risk (based on an average of Moody’s, S&P and Fitch foreign currency long term sovereign debt ratings), at least one year remaining term to final maturity and a fixed coupon schedule. The Fund invests in a representative sample of securities included in the Underlying Index that collectively has an investment profile similar to the Underlying Index. Due to the use of representative sampling, the Fund may not hold all of the securities that are included in the Underlying Index.

»

Rising Australian government yields over the reporting period, together with a weakening Australian dollar, resulted in negative performance for both the Fund and the Underlying Index over the reporting period.

16	PIMCO ETF TRUST

PIMCO Canada Bond Index Exchange-Traded Fund

Ticker Symbol	CAD

Cumulative Returns Through December 31, 2013

$10,000 invested at the end of the month when the Fund commenced operations.

Allocation Breakdown‡

Canada	100.0%
‡	% of Total Investments as of 12/31/13

Average Annual Total Return for the period ended December 31, 2013
	6 Months*	1 Year	Fund Inception (11/09/2011)
PIMCO Canada Bond Index Exchange-Traded Fund (Based on Net Asset Value)	-1.19%	-9.32%	-0.95%
PIMCO Canada Bond Index Exchange-Traded Fund (At Market Price)(1)	-1.59%	-10.50%	-1.38%
The BofA Merrill Lynch Diversified Canada Government Bond IndexSM±	-0.62%	-8.88%	-0.93%

All Fund returns are net of fees and expenses.

* Cumulative return.

Market Returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively.

(1) The market price is determined using the midpoint between the highest bid and the lowest offer on the listing exchange, as of the time that the Fund’s NAV is calculated.

± The BofA Merrill Lynch Diversified Canada Government Bond IndexSM tracks the performance of large, Canadian dollar (“CAD”)-denominated investment grade debt instruments publicly issued in the Canadian domestic market including Canadian sovereign and quasi-government securities. All Qualifying securities must have at least one year remaining term to final maturity, a fixed coupon schedule and a minimum amount outstanding of CAD 1 billion for Canadian sovereign securities and a minimum amount outstanding of CAD 200 million for Canadian quasi-government-securities. Index constituents are capitalization-weighted adjusted, as necessary, to meet issuer concentration limits. The Underlying Index is rebalanced on the last calendar day of the month. It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed by authorized participants. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, is 0.45%. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus. Performance data current to the most recent month-end is available at www.pimcoetfs.com.

Portfolio Insights

»

The PIMCO Canada Bond Index Exchange-Traded Fund seeks to provide total return that closely corresponds, before fees and expenses, to the total return of The BofA Merrill Lynch Diversified Canada Government Bond IndexSM (the “Underlying Index”), by investing under normal circumstances at least 80% of its total assets (exclusive of collateral held from securities lending) in the component securities of the Underlying Index. The Underlying Index tracks the performance of large, Canadian dollar-denominated investment grade debt instruments publicly issued in the Canadian domestic market, including Canadian sovereign and quasi-government securities. Qualifying constituents must have an investment-grade rating (based on an average of the ratings of Moody’s Investors Service, Inc. (“Moody’s”), Standard & Poor’s Ratings Services (“S&P”) and Fitch, Inc. (“Fitch”)), an investment grade country of risk (based on an average of Moody’s, S&P and Fitch foreign currency long term sovereign debt ratings), at least one year remaining term to final maturity and a fixed coupon schedule. The Fund invests in a representative sample of securities included in the Underlying Index that collectively has an investment profile similar to the Underlying Index. Due to the use of representative sampling, the Fund may not hold all of the securities that are included in the Underlying Index.

»	Canadian government yields rose at the 4-year point and beyond, and the Canadian dollar weakened resulting in negative performance for both the Fund and the Underlying Index over the reporting period.

SEMIANNUAL REPORT	DECEMBER 31, 2013	17

PIMCO Germany Bond Index Exchange-Traded Fund

Ticker Symbol	BUND

Cumulative Returns Through December 31, 2013

$10,000 invested at the end of the month when the Fund commenced operations.

Allocation Breakdown‡

Germany	78.7%
Netherlands	14.4%
France	4.4%
Ireland	2.5%
‡	% of Total Investments as of 12/31/13

Average Annual Total Return for the period ended December 31, 2013
	6 Months*	1 Year	Fund Inception (11/09/2011)
PIMCO Germany Bond Index Exchange-Traded Fund (Based on Net Asset Value)	5.98%	3.62%	3.43%
PIMCO Germany Bond Index Exchange-Traded Fund (At Market Price)(1)	6.22%	3.92%	3.49%
The BofA Merrill Lynch Diversified Germany Bond IndexSM±	6.73%	4.58%	3.94%

All Fund returns are net of fees and expenses.

* Cumulative return.

Market Returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively.

(1) The market price is determined using the midpoint between the highest bid and the lowest offer on the listing exchange, as of the time that the Fund’s NAV is calculated.

± The BofA Merrill Lynch Diversified Germany Bond IndexSM tracks the performance of large, Euro (“EUR”)-denominated investment grade debt instruments of German issuers publicly issued in the eurobond or Euro member domestic markets, including sovereign, quasi-government, corporate, securitized and collateralized securities. All Qualifying securities must be an obligation of a German entity with at least one year remaining term to final maturity and a fixed coupon schedule. Qualifying German sovereign securities must have a minimum amount outstanding of EUR 1 billion. Qualifying non-sovereign securities must have a minimum amount outstanding of EUR 500 million and must be rated investment grade. Index constituents are capitalization-weighted adjusted, as necessary, to meet issuer concentration limits. The Underlying Index is rebalanced on the last calendar day of the month. It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed by authorized participants. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, is 0.45%. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus. Performance data current to the most recent month-end is available at www.pimcoetfs.com.

Portfolio Insights

»

The PIMCO Germany Bond Index Exchange-Traded Fund seeks to provide total return that closely corresponds, before fees and expenses, to the total return of The BofA Merrill Lynch Diversified Germany Bond IndexSM (the “Underlying Index”), by investing under normal circumstances at least 80% of its total assets (exclusive of collateral held from securities lending) in the component securities of the Underlying Index. The Underlying Index tracks the performance of large, euro-denominated investment grade debt instruments of German issuers publicly issued in the eurobond or Euro member domestic markets, including sovereign, quasi-government, corporate, securitized and collateralized securities. Qualifying constituents must be an obligation of a German entity with an investment-grade rating (based on an average of the ratings of Moody’s Investors Service, Inc. (“Moody’s”), Standard & Poor’s Ratings Services (“S&P”) and Fitch, Inc. (“Fitch”)), at least one year remaining term to final maturity and a fixed coupon schedule. The Fund invests in a representative sample of securities included in the Underlying Index that collectively has an investment profile similar to the Underlying Index. Due to the use of representative sampling, the Fund may not hold all of the securities that are included in the Underlying Index.

»

German government bond yields were up across the yield curve (except at the 1-month point) resulting in negative price performance. Coupon returns combined with a strengthening euro to outpace the negative price performance, resulting in positive performance for both the Fund and the Underlying Index over the reporting period.

18	PIMCO ETF TRUST

PIMCO Build America Bond Exchange-Traded Fund

Ticker Symbol	BABZ

Cumulative Returns Through December 31, 2013

$10,000 invested at the end of the month when the Fund commenced operations.

Allocation Breakdown‡

California	41.3%
U.S. Treasury Obligations	13.1%
New York	6.9%
Ohio	5.7%
Kentucky	5.3%
Georgia	5.1%
Other	22.6%
‡	% of Total Investments as of 12/31/13

Average Annual Total Return for the period ended December 31, 2013
	6 Months*	1 Year	Fund Inception (09/20/2010)
PIMCO Build America Bond Exchange-Traded Fund (Based on Net Asset Value)	-1.17%	-6.95%	6.02%
PIMCO Build America Bond Exchange-Traded Fund (At Market Price)(1)	-0.64%	-6.89%	5.95%
Barclays Build America Bond Index±	-0.40%	-6.08%	6.42%	**

All Fund returns are net of fees and expenses.

* Cumulative return.

** Average annual total return since 09/30/2010.

Market Returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively.

(1) The market price is determined using the midpoint between the highest bid and the lowest offer on the listing exchange, as of the time that the Fund’s NAV is calculated.

± Barclays Build America Bond Index is a subset of the Barclays Taxable Municipal Bond Index. The sub-Index consists of all direct pay Build America Bonds that satisfy the rules of the Barclays Taxable Municipal Bond Index. The Barclays Taxable Municipal Bond Index represents securities that are SEC-registered, taxable, dollar denominated, and have at least one year to final maturity, at least $250 million par amount outstanding and are determined to be investment-grade by Barclays. It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed by authorized participants. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, is 0.45%. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus. Performance data current to the most recent month-end is available at www.pimcoetfs.com.

Portfolio Insights

»

The PIMCO Build America Bond Exchange-Traded Fund seeks maximum income, consistent with preservation of capital, by investing under normal circumstances at least 80% of its assets in taxable municipal debt securities publicly issued under the Build America Bond program.

»	The Fund commenced operations on September 20, 2010. The Build America Bonds (“BABs”) program expired on December 31, 2010.

»

Duration (or sensitivity to changes in market interest rates) positioning was managed below the Fund’s benchmark index throughout the majority of the reporting period, which contributed to performance as yields generally moved higher across the taxable municipal bond yield curve.

»	An underweight to general obligation municipals detracted from performance as general obligation securities outperformed the general municipal bond market during the reporting period.

»	An overweight to the transportation sector contributed to performance as the segment outperformed the general municipal bond market during the reporting period.

»	An overweight to the industrial revenue sector contributed to performance as the sector outperformed the general municipal bond market during the reporting period.

»	An overweight to the electric utility sector detracted from performance as the segment underperformed the general municipal bond market during the reporting period.

SEMIANNUAL REPORT	DECEMBER 31, 2013	19

PIMCO Enhanced Short Maturity Exchange-Traded Fund

Ticker Symbol	MINT

Cumulative Returns Through December 31, 2013

$10,000 invested at the end of the month when the Fund commenced operations.

Allocation Breakdown‡

Corporate Bonds & Notes	63.9%
Sovereign Issues	7.3%
Asset-Backed Securities	7.1%
Short-Term Instruments	6.3%
Mortgage-Backed Securities	4.8%
Other	10.6%
‡	% of Total Investments as of 12/31/13

Average Annual Total Return for the period ended December 31, 2013
	6 Months*	1 Year	Fund Inception (11/16/2009)
PIMCO Enhanced Short Maturity Exchange-Traded Fund (Based on Net Asset Value)	0.52%	0.72%	1.29%
PIMCO Enhanced Short Maturity Exchange-Traded Fund (At Market Price)(1)	0.50%	0.71%	1.29%
Citigroup 3-Month Treasury Bill Index±	0.02%	0.05%	0.08%	**

All Fund returns are net of fees and expenses.

* Cumulative return.

** Average annual total return since 11/30/2009.

Market Returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively.

(1) The market price is determined using the midpoint between the highest bid and the lowest offer on the listing exchange, as of the time that the Fund’s NAV is calculated.

± Citigroup 3-Month Treasury Bill Index is an unmanaged index representing monthly return equivalents of yield averages of the last 3 month Treasury Bill issues. It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed by authorized participants. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, is 0.35%. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus. Performance data current to the most recent month-end is available at www.pimcoetfs.com.

Portfolio Insights

»

The PIMCO Enhanced Short Maturity Exchange-Traded Fund seeks maximum current income, consistent with preservation of capital and daily liquidity, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of fixed income instruments of varying maturities, which may be represented by forwards. Fixed income instruments include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund primarily invests in U.S. dollar-denominated investment grade debt securities, rated Baa or higher by Moody’s Investors Service, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Ratings Services (“S&P”) or Fitch, Inc. (“Fitch”), or, if unrated, determined by PIMCO to be of comparable quality.

»

Exposure to securities with longer maturities than the Fund’s benchmark index benefited performance by taking advantage of a steepening yield curve, allowing for higher reinvestment yields and greater total return.

»	An allocation to investment grade corporates added to returns as the sector outperformed like-duration U.S. Treasuries over the reporting period.

»	The Fund’s exposure to the securitized sector benefited performance as the sector outperformed U.S. Treasuries over the reporting period.

»	An exposure to emerging markets external debt benefited performance as the sector outperformed like-duration U.S. Treasuries and provided incremental income throughout the reporting period.

»	There were no major detractors from performance over the reporting period.

20	PIMCO ETF TRUST

PIMCO Foreign Currency Strategy Exchange-Traded Fund

Ticker Symbol	FORX

Cumulative Returns Through December 31, 2013

$10,000 invested at the end of the month when the Fund commenced operations.

Allocation Breakdown‡

Short-Term Instruments	66.6%
Mexico	13.7%
United States	8.3%
Brazil	5.9%
New Zealand	2.8%
Other	2.7%
‡	% of Total Investments as of 12/31/13

Cumulative Total Return for the period ended December 31, 2013
	6 Months	Fund Inception (02/11/2013)
PIMCO Foreign Currency Strategy Exchange-Traded Fund (Based on Net Asset Value)	0.83%	-4.94%
PIMCO Foreign Currency Strategy Exchange-Traded Fund (At Market Price)(1)	1.09%	-5.38%
The BofA Merrill Lynch 1-3 Year Trade-Weighted Global Government Index±	5.07%	1.64%

All Fund returns are net of fees and expenses.

Market Returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively.

(1) The market price is determined using the midpoint between the highest bid and the lowest offer on the listing exchange, as of the time that the Fund’s NAV is calculated.

± The BofA Merrill Lynch 1-3 Year Trade-Weighted Global Government Index tracks the performance of a fixed-weighted blend of select short-dated sovereign indices whose securities are publicly issued and denominated in the issuer’s own domestic market and currency. The weights of constituent markets are re-set on each calendar month-end rebalancing date with the following weights: Canada (9.1%); Euro member countries (57.6%); Japan (13.6%); Sweden (4.2%); Switzerland (3.6%) and the U.K. (11.9%). It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed by authorized participants. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, is 0.65%. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus. Performance data current to the most recent month-end is available at www.pimcoetfs.com.

Portfolio Insights

»

The PIMCO Foreign Currency Strategy Exchange-Traded Fund seeks maximum total return, consistent with prudent investment management, by investing under normal circumstances at least 80% of its assets in currencies of, or Fixed Income Instruments denominated in the currencies of, foreign (non-U.S.) countries, including, but not limited to, a combination of short-term Fixed Income Instruments, money market securities and currency forwards backed by high-quality, low duration securities. “Foreign Currency Strategy” in the Fund’s name refers to the Fund’s proprietary investment strategy of seeking exposure to foreign (non-U.S.) currencies likely to outperform the U.S. dollar over the long-term. Assets not invested in currencies, currency forwards or Fixed Income Instruments denominated in currencies of non-U.S. countries may be invested in other types of Fixed Income Instruments. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.

»	The Fund commenced operations on February 11, 2013.

»	Exposure to the Swedish krona, Swiss franc and New Zealand dollar added to performance as these developed market currencies appreciated relative to the U.S. dollar.

»	Exposure to the Chinese renminbi and Polish zloty added to performance as these emerging market currencies appreciated relative to the U.S. dollar.

»	Exposure to the Canadian dollar detracted from performance as the Canadian dollar depreciated relative to the U.S. dollar.

»

Exposure to the Brazilian real, Chilean peso, Malaysian ringgit, Indonesian rupiah and South African rand detracted from performance as these emerging market currencies depreciated relative to the U.S. dollar.

SEMIANNUAL REPORT	DECEMBER 31, 2013	21

PIMCO Global Advantage® Inflation-Linked Bond Exchange-Traded Fund

Ticker Symbol	ILB

Cumulative Returns Through December 31, 2013

$10,000 invested at the end of the month when the Fund commenced operations.

Allocation Breakdown‡

United States	25.9%
Brazil	13.6%
Germany	9.0%
Italy	8.5%
United Kingdom	5.8%
Short-Term Instruments	3.4%
Other	33.8%
‡	% of Total Investments as of 12/31/13

Average Annual Total Return for the period ended December 31, 2013
	6 Months*	1 Year	Fund Inception (04/30/2012)
PIMCO Global Advantage® Inflation-Linked Bond Exchange-Traded Fund (Based on Net Asset Value)	-0.87%	-10.24%	-1.72%
PIMCO Global Advantage® Inflation-Linked Bond Exchange-Traded Fund (At Market Price)(1)	-1.24%	-12.19%	-2.07%
Barclays Universal Government Inflation-Linked Bond Index±	1.82%	-6.03%	-0.58%
PIMCO Global Advantage Inflation-Linked Bond Index® (USD Unhedged) (NY Close)±±	-0.27%	-8.74%	-1.91%

All Fund returns are net of fees and expenses.

* Cumulative return.

Market Returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively.

(1) The market price is determined using the midpoint between the highest bid and the lowest offer on the listing exchange, as of the time that the Fund’s NAV is calculated.

± The Barclays Universal Government Inflation-Linked Bond Index combines the World, Euro and EM government indices to measure the performance of the major developed and emerging government inflation-linked bond markets. The index includes inflation-linked government bonds from 19 countries; in order of size, the US, UK, France, Brazil, Italy, Japan, Canada, Sweden, Germany, Argentina, Mexico, Greece, South Africa, Australia, Turkey, Colombia, Chile, Poland and South Korea. The index is market capitalization weighted and rebalances monthly. It is not possible to invest directly in an unmanaged index.

±± PIMCO Global Advantage Inflation-Linked Bond Index® (USD Unhedged) (NY Close). The PIMCO GLADI ILB represents the global bond market for inflation-linked government debt encompassing both developed and emerging markets. The index adheres to the principals of the PIMCO Global Advantage Indices when applicable to the global inflation-linked bond market. It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed by authorized participants. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, is 0.63%. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus. Performance data current to the most recent month-end is available at www.pimcoetfs.com.

Portfolio Insights

»

The PIMCO Global Advantage® Inflation-Linked Bond Exchange-Traded Fund seeks total return which exceeds that of its benchmark indexes, consistent with prudent investment management, by investing under normal circumstances at least 80% of its assets in inflation-linked bonds that are economically tied to at least three developed and emerging market countries (one of which may be the United States). Inflation-linked bonds are fixed income securities that are structured to provide protection against inflation.

»

Exposure to U.S. real duration (or sensitivity to changes in real interest rates) detracted from absolute performance as real yields increased for intermediate and long maturities during the reporting period.

»	Exposure to real duration in Brazil detracted from absolute performance as real yields in Brazil increased during the reporting period.

»	An underweight to inflation-linked bonds (“ILBs”) in France detracted from relative performance as French real yields fell during the reporting period.

»	An underweight to U.K. ILBs benefited relative performance as real yields in the U.K. rose during the reporting period.

»	An overweight to Mexican ILBs detracted from relative performance as intermediate and long-maturity yields in Mexico generally rose during the reporting period.

»	An overweight to Israeli ILBs benefited relative performance as real yields in Israel fell during the reporting period.

22	PIMCO ETF TRUST

PIMCO Intermediate Municipal Bond Exchange-Traded Fund

Ticker Symbol	MUNI

Cumulative Returns Through December 31, 2013

$10,000 invested at the end of the month when the Fund commenced operations.

Allocation Breakdown‡

New York	14.2%
California	13.0%
U.S. Treasury Obligations	9.8%
Texas	9.4%
Ohio	6.3%
Short-Term Instruments	6.2%
Florida	5.8%
Other	35.3%
‡	% of Total Investments as of 12/31/13

Average Annual Total Return for the period ended December 31, 2013
	6 Months*	1 Year	Fund Inception (11/30/2009)
PIMCO Intermediate Municipal Bond Exchange-Traded Fund (Based on Net Asset Value)	0.72%	-2.32%	3.28%
PIMCO Intermediate Municipal Bond Exchange-Traded Fund (At Market Price)(1)	1.01%	-2.49%	3.26%
Barclays 1-15 Year Municipal Bond Index±	0.91%	-1.05%	3.71%

All Fund returns are net of fees and expenses.

* Cumulative return.

Market Returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively.

(1) The market price is determined using the midpoint between the highest bid and the lowest offer on the listing exchange, as of the time that the Fund’s NAV is calculated.

± Barclays 1-15 Year Municipal Bond Index consists of a broad selection of investment grade general obligation and revenue bonds of maturities ranging from one year to 17 years. It is an unmanaged index representative of the tax exempt bond market. It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed by authorized participants. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, is 0.35%. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus. Performance data current to the most recent month-end is available at www.pimcoetfs.com.

Portfolio Insights

»

The PIMCO Intermediate Municipal Bond Exchange-Traded Fund seeks attractive tax-exempt income, consistent with preservation of capital, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from federal income tax. The Fund does not intend to invest in securities whose interest is subject to the federal alternative minimum tax. The Fund may only invest in U.S. dollar-denominated investment grade debt securities, rated Baa or higher by Moody’s Investors Service, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Ratings Services (“S&P”) or Fitch, Inc. (“Fitch”), or, if unrated, determined by Pacific Investment Management Company LLC (“PIMCO”) to be of comparable quality. The Fund may invest 25% or more of its total assets in municipal bonds that finance similar projects, such as those relating to education, health care, housing, transportation, and utilities, and 25% or more of its total assets in industrial development bonds.

»

Duration (or sensitivity to changes in market interest rates) positioning was managed below the Fund’s benchmark index throughout the majority of the reporting period, which contributed to performance as municipal bond yields moved higher across most maturities of the municipal bond yield curve.

»	An underweight to general obligation municipal bonds detracted from performance as the segment outperformed the broader municipal bond market during the reporting period.

»	An underweight to the special tax sector contributed to performance as the segment underperformed the general municipal bond market during the reporting period.

»	An overweight to the healthcare sector detracted from performance as the segment underperformed the general municipal bond market during the reporting period.

»	A slight overweight to the industrial revenue sector contributed to performance as the segment outperformed the general municipal bond market during the reporting period.

»	A slight underweight to the electric utility sector contributed to performance as the segment underperformed the general municipal bond market during the reporting period.

SEMIANNUAL REPORT	DECEMBER 31, 2013	23

PIMCO Short Term Municipal Bond Exchange-Traded Fund

Ticker Symbol	SMMU

Cumulative Returns Through December 31, 2013

$10,000 invested at the end of the month when the Fund commenced operations.

Allocation Breakdown‡

New York	18.1%
Florida	10.1%
Texas	9.9%
Massachusetts	5.1%
Short-Term Instruments	3.0%
Other	53.8%
‡	% of Total Investments as of 12/31/13

Average Annual Total Return for the period ended December 31, 2013
	6 Months*	1 Year	Fund Inception (02/01/2010)
PIMCO Short Term Municipal Bond Exchange-Traded Fund (Based on Net Asset Value)	0.38%	0.31%	1.09%
PIMCO Short Term Municipal Bond Exchange-Traded Fund (At Market Price)(1)	0.52%	0.35%	1.08%
Barclays 1 Year Municipal Bond Index±	0.49%	0.80%	1.07%
Barclays 1-3 Year Municipal Bond Index±±	1.04%	1.13%	1.69%

All Fund returns are net of fees and expenses.

* Cumulative return.

Market Returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively.

(1) The market price is determined using the midpoint between the highest bid and the lowest offer on the listing exchange, as of the time that the Fund’s NAV is calculated.

± Barclays 1 Year Municipal Bond Index is an unmanaged index comprised of national municipal bond issues having a maturity of at least one year and less than two years. It is not possible to invest directly into an unmanaged index.

±± Effective June 3, 2013, the Fund’s broad-based securities market index is the Barclays 1 Year Municipal Bond Index. The Barclays 1 Year Municipal Bond Index is an unmanaged index comprised of national municipal bond issues having a maturity of at least one year and less than two years. The Fund’s new broad-based securities market index was selected as its use is more closely aligned with the Fund’s investment philosophy and the universe of securities in which PIMCO invests for purposes of the Fund. It is not possible to invest directly in an unmanaged index. Prior to June 3, 2013, the Fund’s primary benchmark was the Barclays 1-3 Year Municipal Bond Index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed by authorized participants. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, is 0.35%. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus. Performance data current to the most recent month-end is available at www.pimcoetfs.com.

Portfolio Insights

»

The PIMCO Short Term Municipal Bond Exchange-Traded Fund seeks attractive tax-exempt income, consistent with preservation of capital, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from federal income tax. The Fund does not intend to invest in securities whose interest is subject to the federal alternative minimum tax. The Fund may only invest in U.S. dollar-denominated investment grade debt securities, rated Baa or higher by Moody’s Investors Service, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Ratings Services (“S&P”) or Fitch, Inc. (“Fitch”), or, if unrated, determined by Pacific Investment Management Company LLC (“PIMCO”) to be of comparable quality. The Fund may invest 25% or more of its total assets in municipal bonds that finance similar projects, such as those relating to education, health care, housing, transportation, and utilities, and 25% or more of its total assets in industrial development bonds.

»

Duration (or sensitivity to changes in market interest rates) positioning was generally higher than the Fund’s benchmark index throughout the majority of the reporting period, which contributed to performance as yields moved lower in shorter maturities of the municipal bond yield curve.

»	An underweight to general obligation municipal bonds detracted from performance as the segment outperformed the broader municipal bond market during the reporting period.

»	An overweight to the transportation sector contributed to performance as the segment outperformed the general municipal bond market during the reporting period.

»	An overweight to the education sector contributed to performance as the segment outperformed the general municipal bond market during the reporting period.

»	An overweight to the special tax sector detracted from performance as the segment underperformed the general municipal bond market during the reporting period.

»	An underweight to pre-refunded securities detracted from performance during the reporting period.

24	PIMCO ETF TRUST

PIMCO Total Return Exchange-Traded Fund

Ticker Symbol	BOND

Cumulative Returns Through December 31, 2013

$10,000 invested at the end of the month when the Fund commenced operations.

Allocation Breakdown‡

U.S. Government Agencies	29.9%
U.S. Treasury Obligations	27.7%
Corporate Bonds & Notes	19.3%
Mortgage-Backed Securities	9.1%
Sovereign Issues	6.0%
Asset-Backed Securities	5.2%
Short-Term Instruments	1.0%
Other	1.8%
‡	% of Total Investments as of 12/31/13

Average Annual Total Return for the period ended December 31, 2013
	6 Months*	1 Year	Fund Inception (02/29/2012)
PIMCO Total Return Exchange-Traded Fund (Based on Net Asset Value)	0.79%	-1.18%	5.55%
PIMCO Total Return Exchange-Traded Fund (At Market Price)(1)	0.90%	-1.20%	5.55%
Barclays U.S. Aggregate Index±	0.43%	-2.02%	0.67%

All Fund returns are net of fees and expenses.

* Cumulative return.

Market Returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively.

(1) The market price is determined using the midpoint between the highest bid and the lowest offer on the listing exchange, as of the time that the Fund’s NAV is calculated.

± Barclays U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis. It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed by authorized participants. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, is 0.55%. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus. Performance data current to the most recent month-end is available at www.pimcoetfs.com.

Portfolio Insights

»

The PIMCO Total Return Exchange-Traded Fund seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of fixed income instruments of varying maturities. Fixed income instruments include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.

»	A focus on the 0-5 year portion of the U.S. Treasury yield curve contributed to performance as longer-dated yields rose more than shorter-dated maturities over the reporting period.

»	Exposure to non-Agency mortgage-backed securities added to returns as prices on these securities rose during the reporting period.

»	An underweight to investment grade credit detracted from performance as the investment grade sector outperformed U.S. Treasuries during the reporting period.

»	An allocation to high yield corporate bonds added to performance as this sector outperformed like-duration U.S. Treasuries during the reporting period.

»	Municipal bond holdings detracted from performance as these securities posted negative returns for the reporting period.

»	Foreign currency exposure, particularly a short position on the Japanese yen, contributed to performance as the yen depreciated versus the U.S. dollar during the reporting period.

»	An allocation U.S. Treasury Inflation-Protected Securities contributed to performance as breakeven inflation rose during the reporting period.

SEMIANNUAL REPORT	DECEMBER 31, 2013	25

Expense Examples

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions paid on purchases and sales of Fund shares and (2) ongoing costs, including management fees and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other exchange-traded funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Funds is from July 1, 2013 to December 31, 2013 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example For Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other exchange-traded funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other exchange-traded funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of shares of the Funds. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different exchange-traded funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses not covered by the management fee (such as expenses of the independent trustees and their counsel, extraordinary expenses and interest expense).

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (07/01/13)	Ending Account Value (12/31/13)	Expenses Paid During Period*	Beginning Account Value (07/01/13)	Ending Account Value (12/31/13)	Expenses Paid During Period*	Net Annualized Expense Ratio**
PIMCO 1-3 Year U.S. Treasury Index Exchange-Traded Fund	$1,000.00	$1,003.30	$0.50	$1,000.00	$1,024.70	$0.51	0.10%
PIMCO 3-7 Year U.S. Treasury Index Exchange-Traded Fund	1,000.00	998.40	0.81	1,000.00	1,024.40	0.82	0.16
PIMCO 7-15 Year U.S. Treasury Index Exchange-Traded Fund	1,000.00	978.50	0.80	1,000.00	1,024.40	0.82	0.16
PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund	1,000.00	891.20	0.76	1,000.00	1,024.40	0.82	0.16
PIMCO Broad U.S. Treasury Index Exchange-Traded Fund	1,000.00	982.80	0.80	1,000.00	1,024.40	0.82	0.16
PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund	1,000.00	1,003.80	1.06	1,000.00	1,024.15	1.07	0.21
PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund	1,000.00	945.10	1.03	1,000.00	1,024.15	1.07	0.21
PIMCO Broad U.S. TIPS Index Exchange-Traded Fund	1,000.00	983.40	1.05	1,000.00	1,024.15	1.07	0.21
PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund	1,000.00	1,061.80	2.91	1,000.00	1,022.38	2.85	0.56
PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund	1,000.00	1,021.60	1.07	1,000.00	1,024.15	1.07	0.21
PIMCO Australia Bond Index Exchange-Traded Fund	1,000.00	992.70	2.31	1,000.00	1,022.89	2.35	0.46
PIMCO Canada Bond Index Exchange-Traded Fund	1,000.00	988.10	2.31	1,000.00	1,022.89	2.35	0.46
PIMCO Germany Bond Index Exchange-Traded Fund	1,000.00	1,059.80	2.39	1,000.00	1,022.89	2.35	0.46
PIMCO Build America Bond Exchange-Traded Fund	1,000.00	988.30	2.31	1,000.00	1,022.89	2.35	0.46
PIMCO Enhanced Short Maturity Exchange-Traded Fund	1,000.00	1,005.20	1.82	1,000.00	1,023.39	1.84	0.36

26	PIMCO ETF TRUST

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (07/01/13)	Ending Account Value (12/31/13)	Expenses Paid During Period*	Beginning Account Value (07/01/13)	Ending Account Value (12/31/13)	Expenses Paid During Period*	Net Annualized Expense Ratio**
PIMCO Foreign Currency Strategy Exchange-Traded Fund	$1,000.00	$1,008.30	$3.34	$1,000.00	$1,021.88	$3.36	0.66%
PIMCO Global Advantage® Inflation-Linked Bond Exchange-Traded Fund	1,000.00	991.30	3.11	1,000.00	1,022.08	3.16	0.62
PIMCO Intermediate Municipal Bond Exchange-Traded Fund	1,000.00	1,007.20	1.82	1,000.00	1,023.39	1.84	0.36
PIMCO Short Term Municipal Bond Exchange-Traded Fund	1,000.00	1,003.80	1.82	1,000.00	1,023.39	1.84	0.36
PIMCO Total Return Exchange-Traded Fund	1,000.00	1,007.90	2.83	1,000.00	1,022.38	2.85	0.56

* Expenses Paid During Period are equal to the net annualized expense ratio for the Fund, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

** The Net Annualized Expense Ratio is reflective of any applicable waivers related to contractual agreements for contractual fee waivers or voluntary fee waivers. Details regarding fee waivers can be found in note 8 in the Notes to Financial Statements.

SEMIANNUAL REPORT	DECEMBER 31, 2013	27

Financial Highlights

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss) (a)	Net Realized/ Unrealized Gain (Loss)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains

PIMCO 1-3 Year U.S. Treasury Index Exchange-Traded Fund
07/01/2013 - 12/31/2013+	$50.78	$0.07	$0.10	$0.17	$(0.07)	$(0.03)
06/30/2013	50.98	0.17	(0.07)	0.10	(0.16)	(0.14)
06/30/2012	51.00	0.29	0.08	0.37	(0.29)	(0.10)
06/30/2011	50.76	0.40	0.24	0.64	(0.40)	0.00
06/30/2010	49.94	0.43	0.84	1.27	(0.43)	(0.02)
06/01/2009 - 06/30/2009	50.00	0.03	(0.06)	(0.03)	(0.03)	0.00

PIMCO 3-7 Year U.S. Treasury Index Exchange-Traded Fund
07/01/2013 - 12/31/2013+	$79.28	$0.53	$(0.66)	$(0.13)	$(0.50)	$(0.24)
06/30/2013	81.94	1.16	(2.11)	(0.95)	(1.09)	(0.62)
06/30/2012	78.36	1.29	3.91	5.20	(1.28)	(0.34)
06/30/2011	77.91	1.44	1.24	2.68	(1.49)	(0.74)
10/30/2009 - 06/30/2010	75.34	1.08	2.53	3.61	(1.04)	0.00

PIMCO 7-15 Year U.S. Treasury Index Exchange-Traded Fund
07/01/2013 - 12/31/2013+	$82.66	$0.82	$(2.58)	$(1.76)	$(0.89)	$0.00
06/30/2013	87.76	1.27	(4.35)	(3.08)	(1.47)	(0.55)
06/30/2012	78.21	1.86	10.13	11.99	(1.77)	(0.67)
06/30/2011	79.23	2.27	0.05	2.32	(2.29)	(1.05)
09/10/2009 - 06/30/2010	75.67	1.94	3.65	5.59	(1.98)	(0.05)

PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund
07/01/2013 - 12/31/2013+	$94.57	$1.65	$(11.89)	$(10.24)	$(1.98)	$0.00
06/30/2013	116.38	3.20	(21.44)	(18.24)	(3.57)	0.00
06/30/2012	70.18	3.27	46.15	49.42	(3.22)	0.00
06/30/2011	83.02	3.25	(12.86)	(9.61)	(3.23)	0.00
10/30/2009 - 06/30/2010	76.98	2.24	5.93	8.17	(2.13)	0.00

PIMCO Broad U.S. Treasury Index Exchange-Traded Fund
07/01/2013 - 12/31/2013+	$100.87	$0.74	$(2.46)	$(1.72)	$(0.79)	$0.00
06/30/2013	108.45	1.06	(4.41)	(3.35)	(1.40)	(2.83)
06/30/2012	98.11	1.43	10.95	12.38	(1.36)	(0.68)
10/29/2010 - 06/30/2011	100.36	1.26	(2.26)	(1.00)	(1.25)	0.00

PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund
07/01/2013 - 12/31/2013+	$52.69	$(0.12)	$0.32	$0.20	$(0.05)	$0.00
06/30/2013	53.39	0.02	(0.62)	(0.60)	(0.07)	(0.03)
06/30/2012	53.30	0.81	0.10	0.91	(0.75)	(0.07)
06/30/2011	51.79	1.86	1.08	2.94	(1.42)	(0.01)
08/20/2009 - 06/30/2010	50.00	0.86	1.71	2.57	(0.78)	0.00

PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund
07/01/2013 - 12/31/2013+	$61.05	$0.25	$(3.58)	$(3.33)	$(0.61)	$0.00
06/30/2013	69.22	0.39	(8.19)	(7.80)	(0.37)	0.00
06/30/2012	56.04	1.65	13.11	14.76	(1.58)	0.00
06/30/2011	54.17	2.63	1.41	4.04	(2.17)	0.00
09/03/2009 - 06/30/2010	50.01	1.22	4.20	5.42	(1.26)	0.00

PIMCO Broad U.S. TIPS Index Exchange-Traded Fund
07/01/2013 - 12/31/2013+	$56.40	$0.10	$(1.03)	$(0.93)	$(0.40)	$0.00
06/30/2013	59.93	0.44	(3.66)	(3.22)	(0.31)	0.00 ^
06/30/2012	54.58	1.40	5.23	6.63	(1.28)	0.00
06/30/2011	52.95	2.18	1.67	3.85	(1.91)	(0.31)
09/03/2009 - 06/30/2010	50.01	0.96	2.97	3.93	(0.92)	(0.07)

PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund
07/01/2013 - 12/31/2013+	$102.54	$2.13	$4.16	$6.29	$(2.32)	$(0.25)
06/30/2013	99.62	4.70	3.37	8.07	(5.15)	0.00
06/30/2012	100.29	6.06	(1.13)	4.93	(5.60)	0.00
06/16/2011 - 06/30/2011	100.00	0.18	0.27	0.45	(0.16)	0.00

28	PIMCO ETF TRUST	See Accompanying Notes

Tax Basis Return of Capital	Total Distributions	Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate (b)

$0.00	$(0.10)	$50.85	0.33%	$122,132	0.10	%*	0.16	%*	0.29	%*	30%
0.00	(0.30)	50.78	0.20	129,595	0.09		0.15		0.33		15
0.00	(0.39)	50.98	0.74	132,657	0.09		0.15		0.57		8
0.00	(0.40)	51.00	1.26	107,206	0.09		0.15		0.78		18
0.00	(0.45)	50.76	2.56	86,400	0.09		0.19		0.83		256
0.00	(0.03)	49.94	(0.06)	40,051	0.09	*	1.88	*	0.76	*	18

$0.00	$(0.74)	$78.41	(0.16)%	$13,069	0.16	%*	0.16	%*	1.32	%*	18%
0.00	(1.71)	79.28	(1.20)	21,140	0.15		0.15		1.42		4
0.00	(1.62)	81.94	6.67	21,852	0.15		0.15		1.59		37
0.00	(2.23)	78.36	3.49	20,895	0.15		0.15		1.83		48
0.00	(1.04)	77.91	4.85	51,942	0.15	*	0.41	*	2.14	*	178

$0.00	$(0.89)	$80.01	(2.15)%	$10,934	0.16	%*	0.16	%*	2.00	%*	22%
0.00	(2.02)	82.66	(3.61)	11,296	0.15		0.15		1.45		26
0.00	(2.44)	87.76	15.47	37,446	0.15		0.15		2.17		24
0.00	(3.34)	78.21	3.00	8,342	0.15		0.15		2.87		76
0.00	(2.03)	79.23	7.54	14,790	0.15	*	0.86	*	3.31	*	209

$0.00	$(1.98)	$82.35	(10.88)%	$55,174	0.16	%*	0.16	%*	3.73	%*	7%
0.00	(3.57)	94.57	(15.97)	82,276	0.15		0.15		2.89		8
0.00	(3.22)	116.38	70.82	169,915	0.15		0.15		3.15		11
0.00	(3.23)	70.18	(11.69)	40,705	0.15		0.15		4.41		50
0.00	(2.13)	83.02	11.02	21,586	0.15	*	0.83	*	4.56	*	39

$0.00	$(0.79)	$98.36	(1.72)%	$7,869	0.16	%*	0.16	%*	1.47	%*	168%
0.00	(4.23)	100.87	(3.23)	13,113	0.15		0.15		1.00		38
0.00	(2.04)	108.45	12.69	19,520	0.15		0.15		1.35		211
0.00	(1.25)	98.11	(0.98)	9,811	0.15	*	0.99	*	1.95	*	219

$0.00	$(0.05)	$52.84	0.38%	$1,298,292	0.21	%*	0.21	%*	(0.46	)%*	18%
0.00	(0.10)	52.69	(1.13)	1,041,609	0.20		0.20		0.04		11
0.00	(0.82)	53.39	1.71	999,496	0.20		0.20		1.51		31
0.00	(1.43)	53.30	5.70	1,184,369	0.20		0.21		3.50		17
0.00	(0.78)	51.79	5.17	539,680	0.20	*	0.23	*	2.02	*	5

$0.00	$(0.61)	$57.11	(5.49)%	$72,531	0.21	%*	0.21	%*	0.82	%*	3%
0.00	(0.37)	61.05	(11.33)	105,004	0.20		0.20		0.56		16
0.00	(1.58)	69.22	26.53	375,182	0.20		0.20		2.53		11
0.00	(2.17)	56.04	7.58	258,901	0.20		0.20		4.76		38
0.00	(1.26)	54.17	10.95	22,753	0.20	*	0.70	*	3.02	*	35

$0.00	$(0.40)	$55.07	(1.66)%	$51,214	0.21	%*	0.21	%*	0.37	%*	4%
0.00	(0.31)	56.40	(5.41)	72,186	0.20		0.20		0.72		11
0.00	(1.28)	59.93	12.21	109,678	0.20		0.20		2.38		6
0.00	(2.22)	54.58	7.39	56,219	0.20		0.21		4.04		20
0.00	(0.99)	52.95	7.91	28,063	0.20	*	0.61	*	2.35	*	122

$0.00	$(2.57)	$106.26	6.18%	$3,618,192	0.56	%*	0.56	%*	4.01	%*	20%
0.00	(5.15)	102.54	8.21	2,307,178	0.55		0.55		4.52		33
0.00	(5.60)	99.62	5.16	323,771	0.55		0.55		6.14		33
0.00	(0.16)	100.29	0.45	25,073	0.55	*	7.30	*	4.65	*	0

SEMIANNUAL REPORT	DECEMBER 31, 2013	29

Financial Highlights (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss) (a)	Net Realized/ Unrealized Gain (Loss)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains

PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund
07/01/2013 - 12/31/2013+	$102.11	$1.71	$0.49	$2.20	$(1.61)	$(3.68)
06/30/2013	105.46	3.40	(2.29)	1.11	(3.71)	(0.75)
06/30/2012	99.76	3.44	5.61	9.05	(3.35)	0.00
09/20/2010 - 06/30/2011	100.00	2.60	(0.23)	2.37	(2.56)	(0.05)

PIMCO Australia Bond Index Exchange-Traded Fund
07/01/2013 - 12/31/2013+	$90.93	$1.67	$(2.33)	$(0.66)	$0.00	$0.00
06/30/2013	101.86	3.62	(11.22)	(7.60)	(3.21)	(0.08)
10/31/2011 - 06/30/2012	100.00	2.53	1.56	4.09	(2.23)	0.00

PIMCO Canada Bond Index Exchange-Traded Fund
07/01/2013 - 12/31/2013+	$95.85	$1.15	$(2.29)	$(1.14)	$(0.84)	$0.00
06/30/2013	103.13	2.22	(7.03)	(4.81)	(2.17)	(0.30)
11/09/2011 - 06/30/2012	100.00	1.32	2.86	4.18	(1.05)	0.00

PIMCO Germany Bond Index Exchange-Traded Fund
07/01/2013 - 12/31/2013+	$99.78	$0.69	$5.27	$5.96	$(0.53)	$(0.12)
06/30/2013	95.91	1.40	3.30	4.70	(0.83)	0.00
11/09/2011 - 06/30/2012	100.00	0.88	(4.17)	(3.29)	(0.21)	0.00

PIMCO Build America Bond Exchange-Traded Fund
07/01/2013 - 12/31/2013+	$50.90	$1.05	$(1.62)	$(0.57)	$(1.02)	$(2.12)
06/30/2013	56.21	2.28	(3.53)	(1.25)	(2.36)	(1.70)
06/30/2012	49.36	2.53	8.17	10.70	(2.55)	(1.30)
09/20/2010 - 06/30/2011	50.00	2.09	(0.72)	1.37	(2.01)	0.00

PIMCO Enhanced Short Maturity Exchange-Traded Fund
07/01/2013 - 12/31/2013+	$101.26	$0.33	$0.20	$0.53	$(0.34)	$(0.15)
06/30/2013	101.08	0.88	0.22	1.10	(0.92)	0.00
06/30/2012	101.04	1.06	0.07	1.13	(1.03)	(0.06)
06/30/2011	100.34	0.86	1.03	1.89	(0.90)	(0.29)
11/16/2009 - 06/30/2010	100.00	0.32	0.37	0.69	(0.35)	0.00

PIMCO Foreign Currency Strategy Exchange-Traded Fund
07/01/2013 - 12/31/2013+	$47.14	$0.16	$0.23	$0.39	$0.00	$0.00
02/11/2013 - 06/30/2013	50.00	0.13	(2.99)	(2.86)	0.00	0.00

PIMCO Global Advantage® Inflation-Linked Bond Exchange-Traded Fund
07/01/2013 - 12/31/2013+	$48.55	$0.53	$(0.95)	$(0.42)	$0.00	$(0.19)
06/30/2013	50.28	1.34	(2.57)	(1.23)	(0.34)	(0.16)
04/30/2012 - 06/30/2012	50.00	0.30	(0.02)	0.28	0.00	0.00

PIMCO Intermediate Municipal Bond Exchange-Traded Fund
07/01/2013 - 12/31/2013+	$52.06	$0.54	$(0.17)	$0.37	$(0.56)	$0.00
06/30/2013	53.70	1.23	(1.60)	(0.37)	(1.20)	(0.07)
06/30/2012	51.44	1.22	2.29	3.51	(1.19)	(0.06)
06/30/2011	50.63	1.21	0.90	2.11	(1.21)	(0.09)
11/30/2009 - 06/30/2010	50.00	0.63	0.61	1.24	(0.61)	0.00

PIMCO Short Term Municipal Bond Exchange-Traded Fund
07/01/2013 - 12/31/2013+	$50.14	$0.10	$0.09	$0.19	$(0.08)	$0.00
06/30/2013	50.54	0.40	(0.33)	0.07	(0.47)	(0.00)^
06/30/2012	50.36	0.48	0.20	0.68	(0.47)	(0.03)
06/30/2011	50.13	0.61	0.22	0.83	(0.60)	0.00
02/01/2010 - 06/30/2010	50.00	0.21	0.14	0.35	(0.22)	0.00

30	PIMCO ETF TRUST	See Accompanying Notes

Tax Basis Return of Capital	Total Distributions	Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate (b)

$0.00	$(5.29)	$99.02	2.16%	$176,262	0.21	%*	0.21	%*	3.32	%*	15%
0.00	(4.46)	102.11	0.92	140,916	0.20		0.20		3.15		34
0.00	(3.35)	105.46	9.20	256,267	0.20		0.20		3.32		5
0.00	(2.61)	99.76	2.40	72,821	0.20	*	0.34	*	3.36	*	69

$0.00	$0.00	$90.27	(0.73)%	$25,274	0.46	%*	0.46	%*	3.60	%*	17%
(0.04)	(3.33)	90.93	(7.81)	39,099	0.45		0.45		3.53		49
0.00	(2.23)	101.86	4.16	28,521	0.45	*	0.70	*	3.89	*	37

$0.00	$(0.84)	$93.87	(1.19)%	$21,589	0.46	%*	0.46	%*	2.38	%*	6%
0.00	(2.47)	95.85	(4.83)	31,630	0.45		0.45		2.14		7
0.00	(1.05)	103.13	4.18	18,564	0.45	*	0.88	*	2.05	*	91

$0.00	$(0.65)	$105.09	5.98%	$3,153	0.46	%*	0.46	%*	1.33	%*	16%
0.00	(0.83)	99.78	4.89	2,994	0.45		0.45		1.40		33
(0.59)	(0.80)	95.91	(3.29)	2,877	0.45	*	0.95	*	1.43	*	130

$0.00	$(3.14)	$47.19	(1.17)%	$21,709	0.46	%*	0.46	%*	4.19	%*	47%
0.00	(4.06)	50.90	(2.63)	31,051	0.45		0.45		4.07		105
0.00	(3.85)	56.21	22.27	37,101	0.45		0.45		4.65		71
0.00	(2.01)	49.36	2.93	27,644	0.45	*	0.89	*	5.60	*	115

$0.00	$(0.49)	$101.30	0.52%	$3,874,913	0.36	%*†	0.36	%*†	0.65	%*	244%
0.00	(0.92)	101.26	1.09	3,752,615	0.35		0.35		0.87		100
0.00	(1.09)	101.08	1.13	1,715,342	0.35		0.35		1.05		229
0.00	(1.19)	101.04	1.89	1,233,727	0.35		0.36		0.85		280
0.00	(0.35)	100.34	0.69	656,227	0.35	*	0.41	*	0.57	*	276

$0.00	$0.00	$47.53	0.83%	$20,915	0.66	%*	0.66	%*	0.65	%*	36%
0.00	0.00	47.14	(5.72)	25,456	0.65	*	1.22	*	0.70	*	37

$0.00	$(0.19)	$47.94	(0.87)%	$98,748	0.62	%*(c)	0.62	%*(c)	2.15	%*	70%
0.00	(0.50)	48.55	(2.55)	119,436	0.63	(d)	0.64	(e)	2.54		216
0.00	0.00	50.28	0.56	28,156	0.61	*(f)	2.14	*(g)	3.63	*	381

$0.00	$(0.56)	$51.87	0.72%	$195,048	0.36	%*	0.36	%*	2.06	%*	12%
0.00	(1.27)	52.06	(0.76)	187,931	0.35		0.35		2.26		35
0.00	(1.25)	53.70	6.88	153,576	0.35		0.35		2.30		11
0.00	(1.30)	51.44	4.20	90,529	0.35		0.36		2.37		44
0.00	(0.61)	50.63	2.50	43,543	0.35	*	0.91	*	2.14	*	72

$0.00	$(0.08)	$50.25	0.38%	$78,398	0.36	%*	0.36	%*	0.39	%*	34%
0.00	(0.47)	50.14	0.14	60,671	0.35		0.35		0.79		42
0.00	(0.50)	50.54	1.36	43,463	0.35		0.35		0.96		17
0.00	(0.60)	50.36	1.67	23,168	0.35		0.35		1.20		35
0.00	(0.22)	50.13	0.70	18,046	0.35	*	2.17	*	1.09	*	4

SEMIANNUAL REPORT	DECEMBER 31, 2013	31

Financial Highlights (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss) (a)	Net Realized/ Unrealized Gain (Loss)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains

PIMCO Total Return Exchange-Traded Fund
07/01/2013 - 12/31/2013+	$105.66	$1.02	$(0.18)	$0.84	$(1.34)	$(0.44)
06/30/2013	105.55	2.46	0.87	3.33	(2.34)	(0.88)
02/29/2012 - 06/30/2012	100.00	1.00	5.26	6.26	(0.71)	0.00

+	Unaudited
*	Annualized
^	Reflects an amount rounding to less than one cent.
†	Reflects an interest expense rounding to less than 0.01%.
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)	Portfolio Turnover rate excludes securities received or delivered from in-kind processing of creation or redemptions.
(c)	Ratio of expenses to average net assets excluding interest expense was 0.61%.
(d)	Ratio of expenses to average net assets excluding interest expense was 0.60%.
(e)	Ratio of expenses to average net assets excluding waivers and interest expense was 0.61%.
(f)	Ratio of expenses to average net assets excluding interest expense was 0.60%.
(g)	Ratio of expenses to average net assets excluding waivers and interest expense was 2.13%.

32	PIMCO ETF TRUST	See Accompanying Notes

Tax Basis Return of Capital	Total Distributions	Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate (b)

$0.00	$(1.78)	$104.72	0.79%	$3,479,906	0.56	%*†	0.56	%*†	1.91	%*	389%
0.00	(3.22)	105.66	3.11	4,398,592	0.55		0.55		2.26		449
0.00	(0.71)	105.55	6.27	1,765,865	0.55	*	0.62	*	2.86	*	322

SEMIANNUAL REPORT	DECEMBER 31, 2013	33

Statements of Assets and Liabilities

(Amounts in thousands, except per share amounts)	PIMCO 1-3 Year U.S. Treasury Index Exchange- Traded Fund	PIMCO 3-7 Year U.S. Treasury Index Exchange- Traded Fund	PIMCO 7-15 Year U.S. Treasury Index Exchange- Traded Fund	PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange- Traded Fund	PIMCO Broad U.S. Treasury Index Exchange- Traded Fund	PIMCO 1-5 Year U.S. TIPS Index Exchange- Traded Fund

Assets:
Investments, at value
Investments in securities*	$122,001	$12,876	$10,724	$55,797	$7,759	$1,290,389
Investments in Affiliates	0	0	0	0	0	0
Financial Derivative Instruments
Exchange-traded or centrally cleared	0	0	0	0	0	0
Cash	0	70	91	0	34	1
Deposits with counterparty	0	0	0	0	0	0
Foreign currency, at value	0	0	0	0	0	0
Receivable for investments sold	5,911	327	68	1,812	3,135	38,398
Interest and dividends receivable	289	53	99	0	22	5,872
	128,201	13,326	10,982	57,609	10,950	1,334,660

Liabilities:
Financial Derivative Instruments
Exchange-traded or centrally cleared	$0	$0	$0	$0	$0	$0
Over the counter	0	0	0	0	0	0
Payable for investments purchased	6,019	241	0	1,593	3,060	36,108
Payable upon return of securities loaned	0	0	0	0	0	0
Dividends payable	37	14	43	831	19	0
Accrued management fees	10	2	4	9	2	229
Reimbursement to PIMCO	3	0	1	2	0	31
Other liabilities	0	0	0	0	0	0
	6,069	257	48	2,435	3,081	36,368

Net Assets	$122,132	$13,069	$10,934	$55,174	$7,869	$1,298,292

Net Assets Consist of:
Paid in capital	$122,026	$13,137	$12,511	$83,565	$8,782	$1,310,692
Undistributed (overdistributed) net investment income	(54)	(45)	(34)	(39)	(43)	(4,514)
Accumulated undistributed net realized gain (loss)	123	103	(749)	(12,037)	(732)	(1,742)
Net unrealized appreciation (depreciation)	37	(126)	(794)	(16,315)	(138)	(6,144)
	$122,132	$13,069	$10,934	$55,174	$7,869	$1,298,292

Shares Issued and Outstanding:	2,402	167	137	670	80	24,570

Net Asset Value Per Share:	$50.85	$78.41	$80.01	$82.35	$98.36	$52.84

Cost of Investments in Securities	$121,964	$13,002	$11,518	$72,112	$7,897	$1,296,533
Cost of Investments in Affiliates	$0	$0	$0	$0	$0	$0
Cost of Foreign Currency Held	$0	$0	$0	$0	$0	$0

* Includes repurchase agreements of:	$397	$0	$0	$652	$0	$2,018

34	PIMCO ETF TRUST	See Accompanying Notes

(Unaudited)

December 31, 2013

PIMCO 15+ Year U.S. TIPS Index Exchange- Traded Fund	PIMCO Broad U.S. TIPS Index Exchange- Traded Fund	PIMCO 0-5 Year High Yield Corporate Bond Index Exchange- Traded Fund	PIMCO Investment Grade Corporate Bond Index Exchange- Traded Fund	PIMCO Australia Bond Index Exchange- Traded Fund	PIMCO Canada Bond Index Exchange- Traded Fund	PIMCO Germany Bond Index Exchange- Traded Fund	PIMCO Build America Bond Exchange- Traded Fund

$71,877	$50,690	$3,564,346	$174,365	$24,559	$21,408	$3,080	$21,455
0	0	32,007	0	0	0	0	0

0	0	1,153	4	0	0	0	0
67	15	1,671	539	0	0	0	0
0	0	15,894	115	0	0	0	0
0	0	0	0	384	200	14	0
157	182	108	0	0	0	0	0
445	338	55,711	2,279	343	127	66	334
72,546	51,225	3,670,890	177,302	25,286	21,735	3,160	21,789

$0	$0	$63	$3	$0	$0	$0	$0
0	0	0	0	0	1	0	0
0	0	3,730	540	0	0	0	0
0	0	33,482	0	0	0	0	0
0	0	13,620	463	0	136	6	71
13	9	1,725	30	11	8	1	8
2	2	78	3	1	1	0	1
0	0	0	1	0	0	0	0
15	11	52,698	1,040	12	146	7	80

$72,531	$51,214	$3,618,192	$176,262	$25,274	$21,589	$3,153	$21,709

$100,758	$55,899	$3,534,246	$175,724	$29,940	$24,427	$3,007	$23,430
(87)	(150)	(7,889)	(42)	582	105	(16)	(90)
(9,272)	(879)	17,355	(69)	(2,223)	(490)	5	(1,229)
(18,868)	(3,656)	74,480	649	(3,025)	(2,453)	157	(402)
$72,531	$51,214	$3,618,192	$176,262	$25,274	$21,589	$3,153	$21,709

1,270	930	34,050	1,780	280	230	30	460

$57.11	$55.07	$106.26	$99.02	$90.27	$93.87	$105.09	$47.19

$90,745	$54,346	$3,503,803	$173,756	$27,573	$23,859	$2,925	$21,857
$0	$0	$32,007	$0	$0	$0	$0	$0
$0	$0	$0	$0	$383	$199	$14	$0

$0	$0	$14,201	$595	$134	$0	$0	$274

SEMIANNUAL REPORT	DECEMBER 31, 2013	35

Statements of Assets and Liabilities (Cont.)

(Unaudited)

December 31, 2013

(Amounts in thousands, except per share amounts)	PIMCO Enhanced Short Maturity Exchange- Traded Fund	PIMCO Foreign Currency Strategy Exchange- Traded Fund	PIMCO Global Advantage® Inflation- Linked Bond Exchange- Traded Fund	PIMCO Intermediate Municipal Bond Exchange- Traded Fund	PIMCO Short Term Municipal Bond Exchange- Traded Fund	PIMCO Total Return Exchange- Traded Fund

Assets:
Investments, at value
Investments in securities*	$3,903,943	$20,803	$118,668	$193,624	$78,042	$5,014,759
Investments in Affiliates	1,723	0	0	0	0	0
Financial Derivative Instruments
Over the counter	0	324	507	0	0	8,313
Cash	134	0	0	2,596	0	158
Foreign currency, at value	0	26	377	0	0	955
Receivable for investments sold	5,626	0	3,476	0	0	1,344,009
Receivable for Fund shares sold	7,090	0	0	0	0	0
Interest and dividends receivable	18,460	31	883	1,845	674	18,725
Other assets	2	0	0	0	0	15
	3,936,978	21,184	123,911	198,065	78,716	6,386,934

Liabilities:
Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$4,222	$0	$6,093	$0	$0	$0
Payable for sale-buyback transactions	42,492	0	8,024	0	0	406,364
Payable for short sales	0	0	0	0	0	96,771
Financial Derivative Instruments
Over the counter	0	255	1,259	0	0	21,592
Payable for investments purchased	2,766	0	1	0	269	2,321,295
Payable upon return of securities loaned	1,723	0	0	0	0	0
Deposits from counterparty	0	0	110	0	0	2,110
Payable for Fund shares redeemed	7,091	0	9,603	2,599	0	52,346
Dividends payable	2,486	0	0	353	23	4,722
Accrued management fees	1,180	13	57	60	24	1,730
Reimbursement to PIMCO	100	1	3	5	2	98
Other liabilities	5	0	13	0	0	0
	62,065	269	25,163	3,017	318	2,907,028

Net Assets	$3,874,913	$20,915	$98,748	$195,048	$78,398	$3,479,906

Net Assets Consist of:
Paid in capital	$3,868,851	$22,186	$112,109	$196,465	$78,505	$3,577,626
Undistributed (overdistributed) net investment income	(235)	34	782	(105)	(50)	17,494
Accumulated undistributed net realized gain (loss)	660	(1,239)	(4,956)	(1,853)	(185)	(108,236)
Net unrealized appreciation (depreciation)	5,637	(66)	(9,187)	541	128	(6,978)
	$3,874,913	$20,915	$98,748	$195,048	$78,398	$3,479,906

Shares Issued and Outstanding:	38,250	440	2,060	3,760	1,560	33,230

Net Asset Value Per Share:	$101.30	$47.53	$47.94	$51.87	$50.25	$104.72

Cost of Investments in Securities	$3,898,308	$20,937	$127,089	$193,083	$77,914	$5,009,561
Cost of Investments in Affiliates	$1,723	$0	$0	$0	$0	$0
Cost of Foreign Currency Held	$0	$26	$377	$0	$0	$956
Proceeds Received on Short Sales	$0	$0	$0	$0	$0	$97,209

* Includes repurchase agreements of:	$2,400	$5,253	$3,978	$578	$542	$1,713

36	PIMCO ETF TRUST	See Accompanying Notes

Statements of Operations

Six Months Ended December 31, 2013 (Unaudited)
(Amounts in thousands)	PIMCO 1-3 Year U.S. Treasury Index Exchange- Traded Fund	PIMCO 3-7 Year U.S. Treasury Index Exchange- Traded Fund	PIMCO 7-15 Year U.S. Treasury Index Exchange- Traded Fund	PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange- Traded Fund	PIMCO Broad U.S. Treasury Index Exchange- Traded Fund	PIMCO 1-5 Year U.S. TIPS Index Exchange- Traded Fund

Investment Income:
Interest	$270	$129	$250	$1,727	$104	$(1,622)
Total Income (Loss)	270	129	250	1,727	104	(1,622)

Expenses:
Management fees	106	13	17	67	10	1,263
Trustees’ fees	4	1	1	2	0	31
Total Expenses	110	14	18	69	10	1,294
Waiver and/or Reimbursement by PIMCO	(43)	0	0	0	0	0
Net Expenses	67	14	18	69	10	1,294

Net Investment Income (Loss)	203	115	232	1,658	94	(2,916)

Net Realized Gain (Loss):
Investments in securities	50	65	(158)	(2,380)	(411)	(2,356)
In-kind redemptions	100	57	(503)	(5,904)	(78)	926
Net Realized Gain (Loss)	150	122	(661)	(8,284)	(489)	(1,430)

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	142	(202)	(219)	(5,403)	194	7,927
Net change in unrealized appreciation (depreciation)	142	(202)	(219)	(5,403)	194	7,927
Net Gain (Loss)	292	(80)	(880)	(13,687)	(295)	6,497

Net Increase (Decrease) in Net Assets Resulting from Operations	$495	$35	$(648)	$(12,029)	$(201)	$3,581

SEMIANNUAL REPORT	DECEMBER 31, 2013	37

Statements of Operations (Cont.)

Six Months Ended December 31, 2013 (Unaudited)
(Amounts in thousands)	PIMCO 15+ Year U.S. TIPS Index Exchange- Traded Fund	PIMCO Broad U.S. TIPS Index Exchange- Traded Fund	PIMCO 0-5 Year High Yield Corporate Bond Index Exchange- Traded Fund	PIMCO Investment Grade Corporate Bond Index Exchange- Traded Fund	PIMCO Australia Bond Index Exchange- Traded Fund	PIMCO Canada Bond Index Exchange- Traded Fund

Investment Income:
Interest, net of foreign taxes*	$436	$177	$71,279	$2,551	$690	$373
Dividends	0	0	0	0	0	0
Dividends from Affiliate investments	0	0	2	0	0	0
Securities lending income	0	0	612	0	0	0
Miscellaneous income	0	0	0	0	2	0
Total Income	436	177	71,893	2,551	692	373

Expenses:
Management fees	86	62	8,689	145	77	59
Trustees’ fees	2	2	77	4	1	1
Interest expense	0	0	0	0	0	0
Miscellaneous expense	0	0	0	0	0	0
Total Expenses	88	64	8,766	149	78	60

Net Investment Income	348	113	63,127	2,402	614	313

Net Realized Gain (Loss):
Investments in securities	(591)	(226)	(26)	34	(2,141)	(64)
In-kind redemptions	(5,295)	(424)	5,538	0	0	(402)
Exchange-traded or centrally cleared financial derivative instruments	0	0	12,834	477	0	0
Over the counter financial derivative instruments	0	0	0	0	86	1
Foreign currency	0	0	0	0	(168)	(21)
Net Realized Gain (Loss)	(5,886)	(650)	18,346	511	(2,223)	(486)

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	760	(488)	80,390	8	1,447	8
Exchange-traded or centrally cleared financial derivative instruments	0	0	16,765	40	0	0
Over the counter financial derivative instruments	0	0	0	0	0	(1)
Foreign currency assets and liabilities	0	0	0	0	52	10
Net change in unrealized appreciation (depreciation)	760	(488)	97,155	48	1,499	17
Net Gain (Loss)	(5,126)	(1,138)	115,501	559	(724)	(469)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(4,778)	$(1,025)	$178,628	$2,961	$(110)	$(156)

* Foreign tax withholdings	$0	$0	$0	$0	$0	$0

38	PIMCO ETF TRUST	See Accompanying Notes

PIMCO Germany Bond Index Exchange- Traded Fund	PIMCO Build America Bond Exchange- Traded Fund	PIMCO Enhanced Short Maturity Exchange- Traded Fund	PIMCO Foreign Currency Strategy Exchange- Traded Fund	PIMCO Global Advantage® Inflation- Linked Bond Exchange- Traded Fund	PIMCO Intermediate Municipal Bond Exchange- Traded Fund	PIMCO Short Term Municipal Bond Exchange- Traded Fund	PIMCO Total Return Exchange- Traded Fund

$28	$585	$20,067	$166	$1,567	$2,354	$280	$48,979
0	0	0	0	0	0	0	161
0	0	0	0	0	0	0	0
0	0	4	0	0	0	0	0
0	0	0	0	0	0	0	0
28	585	20,071	166	1,567	2,354	280	49,140

7	57	7,005	83	343	343	131	11,002
0	1	98	1	3	5	2	98
0	0	55	0	3	0	0	23
0	0	0	0	0	0	0	72
7	58	7,158	84	349	348	133	11,195

21	527	12,913	82	1,218	2,006	147	37,945

3	(1,229)	3,714	(334)	(4,763)	(1,265)	(183)	(69,865)
0	0	0	0	0	0	0	0
0	0	0	0	0	0	0	0
0	0	0	(639)	166	0	0	(32,695)
2	0	0	40	21	0	0	388
5	(1,229)	3,714	(933)	(4,576)	(1,265)	(183)	(102,172)

151	389	4,584	407	3,234	664	319	104,503
0	0	0	0	0	0	0	0
0	0	0	625	(895)	0	0	(10,413)
2	0	0	4	73	0	0	196
153	389	4,584	1,036	2,412	664	319	94,286
158	(840)	8,298	103	(2,164)	(601)	136	(7,886)

$179	$(313)	$21,211	$185	$(946)	$1,405	$283	$30,059

$0	$0	$5	$0	$10	$0	$0	$0

SEMIANNUAL REPORT	DECEMBER 31, 2013	39

Statements of Changes in Net Assets

	PIMCO 1-3 Year U.S. Treasury Index Exchange- Traded Fund		PIMCO 3-7 Year U.S. Treasury Index Exchange- Traded Fund		PIMCO 7-15 Year U.S. Treasury Index Exchange- Traded Fund

(Amounts in thousands)	Six Months Ended December 31, 2013 (Unaudited)	Year Ended June 30, 2013	Six Months Ended December 31, 2013 (Unaudited)	Year Ended June 30, 2013	Six Months Ended December 31, 2013 (Unaudited)	Year Ended June 30, 2013

Increase (Decrease) in Net Assets from:

Operations:(a)
Net investment income (loss)	$203	$431	$115	$308	$232	$295
Net realized gain (loss)	150	337	122	332	(661)	1,323
Net change in unrealized appreciation (depreciation)	142	(500)	(202)	(896)	(219)	(1,977)
Net increase (decrease) resulting from operations	495	268	35	(256)	(648)	(359)

Distributions to Shareholders:
From net investment income	(195)	(400)	(109)	(291)	(216)	(332)
From net realized capital gains	(70)	(346)	(41)	(165)	0	(146)

Total Distributions	(265)	(746)	(150)	(456)	(216)	(478)

Fund Share Transactions:(a)
Receipts for shares sold	30,505	53,479	0	18,660	37,066	25,291
Cost of shares redeemed	(38,198)	(56,063)	(7,956)	(18,660)	(36,564)	(50,604)
Net increase (decrease) resulting from Fund share transactions**	(7,693)	(2,584)	(7,956)	0	502	(25,313)

Total Increase (Decrease) in Net Assets	(7,463)	(3,062)	(8,071)	(712)	(362)	(26,150)

Net Assets:
Beginning of year or period	129,595	132,657	21,140	21,852	11,296	37,446
End of year or period*	$122,132	$129,595	$13,069	$21,140	$10,934	$11,296

* Including undistributed (overdistributed) net investment income of:	$(54)	$(62)	$(45)	$(51)	$(34)	$(50)

Shares of Beneficial Interest:
Shares Sold	600	1,050	0	230	450	290
Shares Redeemed	(750)	(1,100)	(100)	(230)	(450)	(580)
Net increase (decrease) in shares outstanding	(150)	(50)	(100)	0	0	(290)

**	See note 12 in the Notes to Financial Statements.
(a)	See note 2(d) in the Notes to Financial Statements.

40	PIMCO ETF TRUST	See Accompanying Notes

PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange- Traded Fund		PIMCO Broad U.S. Treasury Index Exchange- Traded Fund		PIMCO 1-5 Year U.S. TIPS Index Exchange- Traded Fund		PIMCO 15+ Year U.S. TIPS Index Exchange- Traded Fund		PIMCO Broad U.S. TIPS Index Exchange- Traded Fund

Six Months Ended December 31, 2013 (Unaudited)	Year Ended June 30, 2013	Six Months Ended December 31, 2013 (Unaudited)	Year Ended June 30, 2013	Six Months Ended December 31, 2013 (Unaudited)	Year Ended June 30, 2013	Six Months Ended December 31, 2013 (Unaudited)	Year Ended June 30, 2013	Six Months Ended December 31, 2013 (Unaudited)	Year Ended June 30, 2013

$1,658	$2,975	$94	$174	$(2,916)	$464	$348	$1,266	$113	$843
(8,284)	14,006	(489)	232	(1,430)	6,558	(5,886)	46,807	(650)	6,102
(5,403)	(33,785)	194	(862)	7,927	(21,286)	760	(60,733)	(488)	(11,975)
(12,029)	(16,804)	(201)	(456)	3,581	(14,264)	(4,778)	(12,660)	(1,025)	(5,030)

(1,623)	(3,075)	(90)	(228)	(1,204)	(1,333)	(864)	(819)	(448)	(680)
0	0	0	(509)	0	(599)	0	0	0	(10)

(1,623)	(3,075)	(90)	(737)	(1,204)	(1,932)	(864)	(819)	(448)	(690)

84,864	94,185	0	50,409	336,441	334,900	0	349,802	0	36,828
(98,314)	(161,945)	(4,953)	(55,623)	(82,135)	(276,591)	(26,831)	(606,501)	(19,499)	(68,600)
(13,450)	(67,760)	(4,953)	(5,214)	254,306	58,309	(26,831)	(256,699)	(19,499)	(31,772)

(27,102)	(87,639)	(5,244)	(6,407)	256,683	42,113	(32,473)	(270,178)	(20,972)	(37,492)

82,276	169,915	13,113	19,520	1,041,609	999,496	105,004	375,182	72,186	109,678
$55,174	$82,276	$7,869	$13,113	$1,298,292	$1,041,609	$72,531	$105,004	$51,214	$72,186

$(39)	$(74)	$(43)	$(47)	$(4,514)	$(394)	$(87)	$429	$(150)	$185

950	860	0	470	6,350	6,200	0	4,850	0	600
(1,150)	(1,450)	(50)	(520)	(1,550)	(5,150)	(450)	(8,550)	(350)	(1,150)
(200)	(590)	(50)	(50)	4,800	1,050	(450)	(3,700)	(350)	(550)

SEMIANNUAL REPORT	DECEMBER 31, 2013	41

Statements of Changes in Net Assets (Cont.)

	PIMCO 0-5 Year High Yield Corporate Bond Index Exchange- Traded Fund		PIMCO Investment Grade Corporate Bond Index Exchange- Traded Fund		PIMCO Australia Bond Index Exchange- Traded Fund

(Amounts in thousands)	Six Months Ended December 31, 2013 (Unaudited)	Year Ended June 30, 2013	Six Months Ended December 31, 2013 (Unaudited)	Year Ended June 30, 2013	Six Months Ended December 31, 2013 (Unaudited)	Year Ended June 30, 2013

Increase (Decrease) in Net Assets from:

Operations:(a)
Net investment income	$63,127	$46,891	$2,402	$6,824	$614	$1,450
Net realized gain (loss)	18,346	12,776	511	7,706	(2,223)	(203)
Net change in unrealized appreciation (depreciation)	97,155	(25,248)	48	(8,595)	1,499	(5,283)
Net increase (decrease) resulting from operations	178,628	34,419	2,961	5,935	(110)	(4,036)

Distributions to Shareholders:
From net investment income	(71,057)	(50,883)	(2,286)	(7,178)	0	(1,273)
From net realized capital gains	(8,529)	0	(6,182)	(1,529)	0	(30)
Tax basis return of capital	0	0	0	0	0	(16)

Total Distributions	(79,586)	(50,883)	(8,468)	(8,707)	0	(1,319)

Fund Share Transactions:(a)
Receipts for shares sold	1,311,659	2,098,777	61,358	70,504	27	31,218
Cost of shares redeemed	(99,687)	(98,906)	(20,505)	(183,083)	(13,742)	(15,285)
Net increase (decrease) resulting from Fund share transactions**	1,211,972	1,999,871	40,853	(112,579)	(13,715)	15,933

Total Increase (Decrease) in Net Assets	1,311,014	1,983,407	35,346	(115,351)	(13,825)	10,578

Net Assets:
Beginning of year or period	2,307,178	323,771	140,916	256,267	39,099	28,521
End of year or period*	$3,618,192	$2,307,178	$176,262	$140,916	$25,274	$39,099

* Including undistributed (overdistributed) net investment income of:	$(7,889)	$41	$(42)	$(158)	$582	$(32)

Shares of Beneficial Interest:
Shares Sold	12,500	20,200	600	650	0	300
Shares Redeemed	(950)	(950)	(200)	(1,700)	(150)	(150)
Net increase (decrease) in shares outstanding	11,550	19,250	400	(1,050)	(150)	150

**	See note 12 in the Notes to Financial Statements.
(a)	See note 2(d) in the Notes to Financial Statements.

42	PIMCO ETF TRUST	See Accompanying Notes

PIMCO Canada Bond Index Exchange- Traded Fund		PIMCO Germany Bond Index Exchange- Traded Fund		PIMCO Build America Bond Exchange- Traded Fund		PIMCO Enhanced Short Maturity Exchange- Traded Fund		PIMCO Foreign Currency Strategy Exchange- Traded Fund

Six Months Ended December 31, 2013 (Unaudited)	Year Ended June 30, 2013	Six Months Ended December 31, 2013 (Unaudited)	Year Ended June 30, 2013	Six Months Ended December 31, 2013 (Unaudited)	Year Ended June 30, 2013	Six Months Ended December 31, 2013 (Unaudited)	Year Ended June 30, 2013	Six Months Ended December 31, 2013 (Unaudited)	Period from February 11, 2013 to June 30, 2013

$313	$610	$21	$42	$527	$1,653	$12,913	$20,751	$82	$66
(486)	(30)	5	(12)	(1,229)	938	3,714	4,981	(933)	(563)
17	(2,791)	153	112	389	(3,374)	4,584	(4,929)	1,036	(1,102)
(156)	(2,211)	179	142	(313)	(783)	21,211	20,803	185	(1,599)

(206)	(584)	(16)	(25)	(495)	(1,711)	(13,272)	(21,767)	0	0
0	(85)	(4)	0	(868)	(1,124)	(5,604)	0	0	0
0	0	0	0	0	0	0	0	0	0

(206)	(669)	(20)	(25)	(1,363)	(2,835)	(18,876)	(21,767)	0	0

0	15,946	0	0	2,420	19,928	858,713	2,450,336	12	36,923
(9,679)	0	0	0	(10,086)	(22,360)	(738,750)	(412,099)	(4,738)	(9,868)
(9,679)	15,946	0	0	(7,666)	(2,432)	119,963	2,038,237	(4,726)	27,055

(10,041)	13,066	159	117	(9,342)	(6,050)	122,298	2,037,273	(4,541)	25,456

31,630	18,564	2,994	2,877	31,051	37,101	3,752,615	1,715,342	25,456	0
$21,589	$31,630	$3,153	$2,994	$21,709	$31,051	$3,874,913	$3,752,615	$20,915	$25,456

$105	$(2)	$(16)	$(21)	$(90)	$(122)	$(235)	$124	$34	$(48)

0	150	0	0	50	350	8,470	24,150	0	740
(100)	0	0	0	(200)	(400)	(7,280)	(4,060)	(100)	(200)
(100)	150	0	0	(150)	(50)	1,190	20,090	(100)	540

SEMIANNUAL REPORT	DECEMBER 31, 2013	43

Statements of Changes in Net Assets (Cont.)

	PIMCO Global Advantage® Inflation-Linked Bond Exchange- Traded Fund		PIMCO Intermediate Municipal Bond Exchange- Traded Fund		PIMCO Short Term Municipal Bond Exchange- Traded Fund		PIMCO Total Return Exchange- Traded Fund

(Amounts in thousands)	Six Months Ended December 31, 2013 (Unaudited)	Year Ended June 30, 2013	Six Months Ended December 31, 2013 (Unaudited)	Year Ended June 30, 2013	Six Months Ended December 31, 2013 (Unaudited)	Year Ended June 30, 2013	Six Months Ended December 31, 2013 (Unaudited)	Year Ended June 30, 2013

Increase (Decrease) in Net Assets from:

Operations:(a)
Net investment income	$1,218	$2,421	$2,006	$4,450	$147	$420	$37,945	$84,979
Net realized gain (loss)	(4,576)	(2,011)	(1,265)	(543)	(183)	(2)	(102,172)	59,381
Net change in unrealized appreciation (depreciation)	2,412	(11,316)	664	(6,052)	319	(440)	94,286	(123,471)
Net increase (decrease) resulting from operations	(946)	(10,906)	1,405	(2,145)	283	(22)	30,059	20,889

Distributions to Shareholders:
From net investment income	0	(690)	(2,111)	(4,408)	(122)	(498)	(49,768)	(83,503)
From net realized capital gains	(431)	(312)	0	(264)	0	(5)	(14,866)	(31,360)

Total Distributions	(431)	(1,002)	(2,111)	(4,672)	(122)	(503)	(64,634)	(114,863)

Fund Share Transactions:(a)
Receipts for shares sold	53	108,001	23,452	78,630	17,566	27,784	43,119	3,467,911
Cost of shares redeemed	(19,364)	(4,813)	(15,629)	(37,458)	0	(10,051)	(927,230)	(741,210)
Net increase (decrease) resulting from Fund share transactions**	(19,311)	103,188	7,823	41,172	17,566	17,733	(884,111)	2,726,701

Total Increase (Decrease) in Net Assets	(20,688)	91,280	7,117	34,355	17,727	17,208	(918,686)	2,632,727

Net Assets:
Beginning of year or period	119,436	28,156	187,931	153,576	60,671	43,463	4,398,592	1,765,865
End of year or period*	$98,748	$119,436	$195,048	$187,931	$78,398	$60,671	$3,479,906	$4,398,592

* Including undistributed (overdistributed) net investment income of:	$782	$(436)	$(105)	$0	$(50)	$(75)	$17,494	$29,317

Shares of Beneficial Interest:
Shares Sold	0	2,000	450	1,450	350	550	400	31,800
Shares Redeemed	(400)	(100)	(300)	(700)	0	(200)	(8,800)	(6,900)
Net increase (decrease) in shares outstanding	(400)	1,900	150	750	350	350	(8,400)	24,900

**	See note 12 in the Notes to Financial Statements.
(a)	See note 2(d) in the Notes to Financial Statements.

44	PIMCO ETF TRUST	See Accompanying Notes

Schedule of Investments PIMCO 1-3 Year U.S. Treasury Index Exchange-Traded Fund

(Unaudited)

December 31, 2013

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
INVESTMENTS IN SECURITIES 99.9%

U.S. TREASURY OBLIGATIONS 99.6%

U.S. Treasury Bonds
7.250% due 05/15/2016	$1,880	$2,178

U.S. Treasury Notes
0.125% due 04/30/2015	1,715	1,713
0.250% due 01/15/2015	5,328	5,333
0.250% due 02/15/2015	7,569	7,575
0.250% due 03/31/2015	1,715	1,716
0.250% due 05/15/2015	4,440	4,443
0.250% due 05/31/2015	1,820	1,821
0.250% due 07/15/2015	4,160	4,160
0.250% due 08/15/2015	7,380	7,378
0.250% due 09/30/2015	1,565	1,564
0.250% due 10/15/2015	8,000	7,990
0.250% due 10/31/2015	1,650	1,648
0.250% due 11/30/2015	1,000	998
0.250% due 12/15/2015	4,000	3,991
0.250% due 04/15/2016	980	975
0.375% due 03/15/2015	4,900	4,911
0.375% due 04/15/2015	6,660	6,676

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
0.375% due 06/15/2015	$3,000	$3,007
0.375% due 11/15/2015	2,000	2,001
0.375% due 03/15/2016	1,380	1,378
0.500% due 06/15/2016	4,610	4,605
0.625% due 07/15/2016	2,670	2,673
0.625% due 08/15/2016	2,670	2,670
0.625% due 10/15/2016	2,500	2,495
0.625% due 11/15/2016	5,405	5,389
0.875% due 09/15/2016	3,245	3,264
0.875% due 11/30/2016	5,000	5,016
1.000% due 09/30/2016	1,650	1,664
1.750% due 05/31/2016	2,820	2,902
2.000% due 01/31/2016	3,175	3,280
2.000% due 04/30/2016	2,820	2,918
2.125% due 02/29/2016	1,840	1,907
2.375% due 03/31/2016	3,480	3,630
2.625% due 02/29/2016	920	964
3.250% due 07/31/2016	3,110	3,321
4.500% due 02/15/2016	3,175	3,450

Total U.S. Treasury Obligations (Cost $121,567)		121,604

MARKET VALUE (000s)
SHORT-TERM INSTRUMENTS 0.3%

REPURCHASE AGREEMENTS (a) 0.3%
$397

Total Short-Term Instruments (Cost $397)	397

Total Investments in Securities (Cost $121,964)	122,001

Total Investments 99.9% (Cost $121,964)	$122,001

Other Assets and Liabilities, net 0.1%	131

Net Assets 100.0%	$122,132

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS):

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(a)	REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.000%	12/31/2013	01/02/2014	$397	Freddie Mac 2.080% due 10/17/2022	$(407)	$397	$397
Total Repurchase Agreements						$(407)	$397	$397

(1)	Includes accrued interest.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received) as of December 31, 2013:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral (Received)	Net Exposure (2)
Global/Master Repurchase Agreement
SSB	$397	$0	$0	$397	$(407)	$(10)
Total Borrowings and Other Financing Transactions	$397	$0	$0

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2013 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2013
Investments in Securities, at value
U.S. Treasury Obligations	$0	$121,604	$0	$121,604
Short-Term Instruments
Repurchase Agreements	0	397	0	397
Total Investments	$0	$122,001	$0	$122,001

There were no transfers between Level 1 and 2 during the period ended December 31, 2013.

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2013	45

Schedule of Investments PIMCO 3-7 Year U.S. Treasury Index Exchange-Traded Fund

(Unaudited)

December 31, 2013

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
INVESTMENTS IN SECURITIES 98.5%

U.S. TREASURY OBLIGATIONS 98.5%

U.S. Treasury Bonds
8.750% due 08/15/2020	$285	$400

U.S. Treasury Notes
0.625% due 11/30/2017	1,500	1,462
0.750% due 02/28/2018	220	214
0.875% due 07/31/2019	250	235
1.000% due 06/30/2019	125	119
1.000% due 09/30/2019	160	151
1.000% due 11/30/2019	410	385
1.125% due 05/31/2019	75	72
1.125% due 03/31/2020	220	206
1.125% due 04/30/2020	360	336
1.250% due 10/31/2018	325	318
1.250% due 01/31/2019	638	622

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
1.250% due 04/30/2019	$250	$242
1.250% due 02/29/2020	160	151
1.375% due 11/30/2018	184	181
1.375% due 12/31/2018	310	305
1.375% due 01/31/2020	190	182
1.375% due 05/31/2020	220	208
1.500% due 08/31/2018	171	170
1.500% due 03/31/2019	875	860
1.750% due 10/31/2018	474	476
1.750% due 10/31/2020	595	570
1.875% due 06/30/2020	160	156
2.250% due 07/31/2018	323	333
2.375% due 05/31/2018	287	298
2.375% due 06/30/2018	183	190
2.500% due 06/30/2017	461	484
2.625% due 04/30/2018	375	393
2.625% due 08/15/2020	385	393

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
2.750% due 02/28/2018	$190	$201
3.000% due 02/28/2017	658	701
3.125% due 04/30/2017	659	705
3.250% due 12/31/2016	658	706
3.250% due 03/31/2017	230	247
3.375% due 11/15/2019	190	204

Total U.S. Treasury Obligations (Cost $13,002)		12,876

Total Investments in Securities (Cost $13,002)		12,876

Total Investments 98.5% (Cost $13,002)		$12,876

Other Assets and Liabilities, net 1.5%		193

Net Assets 100.0%		$13,069

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS):

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2013 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2013
Investments in Securities, at Value
U.S. Treasury Obligations	$0	$12,876	$0	$12,876

There were no transfers between Level 1 and 2 during the period ended December 31, 2013.

46	PIMCO ETF TRUST	See Accompanying Notes

Schedule of Investments PIMCO 7-15 Year U.S. Treasury Index Exchange-Traded Fund

(Unaudited)

December 31, 2013

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
INVESTMENTS IN SECURITIES 98.1%

U.S. TREASURY OBLIGATIONS 98.1%

U.S. Treasury Bonds
5.250% due 11/15/2028	$250	$300
5.500% due 08/15/2028	150	185
6.000% due 02/15/2026	490	625
6.250% due 08/15/2023	468	600
6.375% due 08/15/2027	395	523
6.500% due 11/15/2026	96	128
8.125% due 08/15/2021	780	1,084

U.S. Treasury Notes
1.625% due 11/15/2022	2,200	1,983
1.750% due 05/15/2022	205	189
2.000% due 11/15/2021	1,050	1,001

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
2.000% due 02/15/2022	$695	$659
2.000% due 02/15/2023	1,100	1,019
2.125% due 08/15/2021	1,470	1,422
2.750% due 11/15/2023	305	298
3.125% due 05/15/2021	680	708

Total U.S. Treasury Obligations (Cost $11,518)		10,724

Total Investments in Securities (Cost $11,518)		10,724

Total Investments 98.1% (Cost $11,518)		$10,724

Other Assets and Liabilities, net 1.9%		210

Net Assets 100.0%		$10,934

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS):

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2013 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2013
Investments in Securities, at Value
U.S. Treasury Obligations	$0	$10,724	$0	$10,724

There were no transfers between Level 1 and 2 during the period ended December 31, 2013.

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2013	47

Schedule of Investments PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund

(Unaudited)

December 31, 2013

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
INVESTMENTS IN SECURITIES 101.1%

U.S. TREASURY OBLIGATIONS 99.9%

U.S. Treasury Strips
0.000% due 02/15/2039	$4,285	$1,541
0.000% due 05/15/2039	8,745	3,114
0.000% due 08/15/2039	9,285	3,280
0.000% due 11/15/2039	8,875	3,092
0.000% due 02/15/2040	9,125	3,147
0.000% due 05/15/2040	8,475	2,886
0.000% due 08/15/2040	8,675	2,917
0.000% due 11/15/2040	9,100	3,025
0.000% due 02/15/2041	9,065	2,990

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
0.000% due 05/15/2041	$9,100	$2,958
0.000% due 08/15/2041	9,065	2,902
0.000% due 11/15/2041	9,100	2,870
0.000% due 02/15/2042	9,065	2,823
0.000% due 05/15/2042	9,100	2,800
0.000% due 08/15/2042	9,145	2,775
0.000% due 11/15/2042	8,365	2,506
0.000% due 02/15/2043	9,730	2,881
0.000% due 05/15/2043	8,620	2,525
0.000% due 08/15/2043	8,760	2,538
0.000% due 11/15/2043	5,500	1,575

Total U.S. Treasury Obligations (Cost $71,460)		55,145

MARKET VALUE (000s)
SHORT-TERM INSTRUMENTS 1.2%

REPURCHASE AGREEMENTS (a) 1.2%
$652

Total Short-Term Instruments (Cost $652)	652

Total Investments in Securities (Cost $72,112)	55,797

Total Investments 101.1% (Cost $72,112)	$55,797

Other Assets and Liabilities, net (1.1%)	(623)

Net Assets 100.0%	$55,174

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS):

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(a)	REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.000%	12/31/2013	01/02/2014	$652	Freddie Mac 2.080% due 10/17/2022	$(665)	$652	$652
Total Repurchase Agreements						$(665)	$652	$652

(1)	Includes accrued interest.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received) as of December 31, 2013:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral (Received)	Net Exposure (2)
Global/Master Repurchase Agreement
SSB	$652	$0	$0	$652	$(665)	$(13)
Total Borrowings and Other Financing Transactions	$652	$0	$0

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2013 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2013
Investments in Securities, at Value
U.S. Treasury Obligations	$0	$55,145	$0	$55,145
Short-Term Instruments
Repurchase Agreements	0	652	0	652
Total Investments	$0	$55,797	$0	$55,797

There were no transfers between Level 1 and 2 during the period ended December 31, 2013.

48	PIMCO ETF TRUST	See Accompanying Notes

Schedule of Investments PIMCO Broad U.S. Treasury Index Exchange-Traded Fund

(Unaudited)

December 31, 2013

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
INVESTMENTS IN SECURITIES 98.6%

U.S. TREASURY OBLIGATIONS 98.6%

U.S. Treasury Bonds
2.875% due 05/15/2043	$500	$403
3.625% due 08/15/2043	390	367
3.750% due 11/15/2043	460	443

U.S. Treasury Notes
0.250% due 10/31/2015	445	444
0.250% due 11/30/2015	450	449
0.250% due 12/31/2015	450	449
0.500% due 12/15/2016	450	448
0.625% due 10/15/2016	450	449
0.625% due 11/15/2016	400	399
1.250% due 10/31/2018	460	451
1.250% due 11/30/2018	430	421
1.500% due 12/31/2018	450	445

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
1.750% due 10/31/2020	$460	$441
1.750% due 05/15/2023	460	414
2.000% due 11/30/2020	430	418
2.375% due 12/31/2020	430	428
2.500% due 08/15/2023	460	441
2.750% due 11/15/2023	460	449

Total U.S. Treasury Obligations (Cost $7,897)		7,759

Total Investments in Securities (Cost $7,897)		7,759

Total Investments 98.6% (Cost $7,897)		$7,759

Other Assets and Liabilities, net 1.4%		110

Net Assets 100.0%		$7,869

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS):

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2013 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2013
Investments in Securities, at value
U.S. Treasury Obligations	$0	$7,759	$0	$7,759

There were no transfers between Level 1 and 2 during the period ended December 31, 2013.

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2013	49

Schedule of Investments PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund

(Unaudited)

December 31, 2013

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
INVESTMENTS IN SECURITIES 99.4%

U.S. TREASURY OBLIGATIONS 99.2%

U.S. Treasury Inflation Protected Securities (a)
0.125% due 04/15/2016	$168,383	$173,013
0.125% due 04/15/2017	186,866	192,187
0.125% due 04/15/2018	170,120	173,576
0.500% due 04/15/2015	89,112	91,142
1.375% due 07/15/2018	66,466	72,095
1.625% due 01/15/2015	95,475	98,421
1.625% due 01/15/2018	79,742	86,713
1.875% due 07/15/2015	68,971	72,754
2.000% due 01/15/2016	79,916	85,232
2.375% due 01/15/2017	81,718	89,983
2.500% due 07/15/2016	74,039	81,290
2.625% due 07/15/2017	63,937	71,965

Total U.S. Treasury Obligations (Cost $1,294,515)		1,288,371

MARKET VALUE (000s)
SHORT-TERM INSTRUMENTS 0.2%

REPURCHASE AGREEMENTS (b) 0.2%
$2,018

Total Short-Term Instruments (Cost $2,018)	2,018

Total Investments in Securities (Cost $1,296,533)	1,290,389

Total Investments 99.4% (Cost $1,296,533)	$1,290,389

Other Assets and Liabilities, net 0.6%	7,903

Net Assets 100.0%	$1,298,292

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS):

(a)	Principal amount of security is adjusted for inflation.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(b)	REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.000%	12/31/2013	01/02/2014	$2,018	Freddie Mac 2.080% due 10/17/2022	$(2,059)	$2,018	$2,018
Total Repurchase Agreements						$(2,059)	$2,018	$2,018

(1)	Includes accrued interest.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received) as of December 31, 2013:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral (Received)	Net Exposure (2)
Global/Master Repurchase Agreement
SSB	$2,018	$0	$0	$2,018	$(2,059)	$(41)
Total Borrowings and Other Financing Transactions	$2,018	$0	$0

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2013 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2013
Investments in Securities, at value
U.S. Treasury Obligations	$0	$1,288,371	$0	$1,288,371
Short-Term Instruments
Repurchase Agreements	0	2,018	0	2,018
Total Investments	$0	$1,290,389	$0	$1,290,389

There were no transfers between Level 1 and 2 during the period ended December 31, 2013.

50	PIMCO ETF TRUST	See Accompanying Notes

Schedule of Investments PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund

(Unaudited)

December 31, 2013

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
INVESTMENTS IN SECURITIES 99.1%

U.S. TREASURY OBLIGATIONS 99.1%

U.S. Treasury Inflation Protected Securities (a)
0.625% due 02/15/2043	$10,305	$7,921
0.750% due 02/15/2042	12,591	10,120
2.125% due 02/15/2040	8,331	9,354
2.125% due 02/15/2041	12,000	13,475
2.500% due 01/15/2029	7,502	8,808
3.375% due 04/15/2032	3,101	4,125
3.875% due 04/15/2029	13,191	18,074

Total U.S. Treasury Obligations (Cost $90,745)		71,877

Total Investments in Securities (Cost $90,745)		71,877

Total Investments 99.1% (Cost $90,745)		$71,877

Other Assets and Liabilities, net 0.9%		654

Net Assets 100.0%		$72,531

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS):

(a)	Principal amount of security is adjusted for inflation.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2013 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2013
Investments in Securities, at Value
U.S. Treasury Obligations	$0	$71,877	$0	$71,877

There were no transfers between Level 1 and 2 during the period ended December 31, 2013.

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2013	51

Schedule of Investments PIMCO Broad U.S. TIPS Index Exchange-Traded Fund

(Unaudited)

December 31, 2013

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
INVESTMENTS IN SECURITIES 99.0%

U.S. TREASURY OBLIGATIONS 99.0%

U.S. Treasury Inflation Protected Securities (a)
0.125% due 01/15/2022	$1,867	$1,794
0.125% due 07/15/2022	2,041	1,955
0.125% due 01/15/2023	1,725	1,629
0.375% due 07/15/2023	1,867	1,799
0.625% due 07/15/2021	1,787	1,815
0.625% due 02/15/2043	609	468
0.750% due 02/15/2042	1,874	1,506
1.125% due 01/15/2021	3,128	3,288
1.375% due 01/15/2020	3,663	3,935
1.625% due 01/15/2015	3,015	3,108
1.625% due 01/15/2018	4,199	4,567
1.750% due 01/15/2028	1,870	2,001
1.875% due 07/15/2019	2,388	2,655
2.000% due 01/15/2016	1,594	1,700

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
2.000% due 01/15/2026	2,239	2,480
2.125% due 02/15/2040	882	990
2.125% due 02/15/2041	1,566	1,758
2.375% due 01/15/2017	1,442	1,588
2.375% due 01/15/2025	2,224	2,557
2.500% due 07/15/2016	4,693	5,152
2.500% due 01/15/2029	3,360	3,945

Total U.S. Treasury Obligations (Cost $54,346)		50,690

Total Investments in Securities (Cost $54,346)		50,690

Total Investments 99.0% (Cost $54,346)		$50,690

Other Assets and Liabilities, net 1.0%		524

Net Assets 100.0%		$51,214

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS):

(a)	Principal amount of security is adjusted for inflation.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2013 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2013
Investments in Securities, at Value
U.S. Treasury Obligations	$0	$50,690	$0	$50,690

There were no transfers between Level 1 and 2 during the period ended December 31, 2013.

52	PIMCO ETF TRUST	See Accompanying Notes

Schedule of Investments PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund

(Unaudited)

December 31, 2013

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
INVESTMENTS IN SECURITIES 98.5%

CORPORATE BONDS & NOTES 91.3%

BANKING & FINANCE 21.7%

AGFC Capital Trust
6.000% due 01/15/2067	$1,500	$1,268

Aircastle Ltd.
6.750% due 04/15/2017	4,500	5,040

Ally Financial, Inc.
2.750% due 01/30/2017	1,300	1,308
3.125% due 01/15/2016	750	768
3.500% due 07/18/2016	5,000	5,171
4.500% due 02/11/2014	14,525	14,607
4.625% due 06/26/2015	30,275	31,585
5.500% due 02/15/2017	34,060	37,040
6.250% due 12/01/2017	2,000	2,238

Barclays Bank PLC
7.750% due 04/10/2023	3,500	3,806

Cantor Commercial Real Estate Co. LP
7.750% due 02/15/2018	7,500	7,969

CIT Group, Inc.
4.250% due 08/15/2017	33,200	34,694
4.750% due 02/15/2015	9,003	9,352
5.000% due 05/15/2017	36,993	39,675
5.250% due 04/01/2014	3,395	3,437
6.625% due 04/01/2018	675	762

Credit Agricole S.A.
6.637% due 05/31/2017 (c)(e)	1,950	1,960

E*TRADE Financial Corp.
6.000% due 11/15/2017	18,875	20,149
6.750% due 06/01/2016	1,700	1,853

Eksportfinans ASA
2.000% due 09/15/2015	18,935	18,698
2.375% due 05/25/2016	29,218	28,816
3.000% due 11/17/2014	1,100	1,106
5.500% due 05/25/2016	25,050	26,490
5.500% due 06/26/2017	1,375	1,455

General Motors Financial Co., Inc.
2.750% due 05/15/2016	8,400	8,526
3.250% due 05/15/2018	4,900	4,912
4.750% due 08/15/2017	27,850	29,695

Genworth Holdings, Inc.
6.150% due 11/15/2066	750	667

HBOS Capital Funding LP
6.071% due 06/30/2014 (c)	24,075	24,105

HBOS PLC
6.750% due 05/21/2018	6,600	7,495

Icahn Enterprises LP
7.750% due 01/15/2016	2,619	2,675
8.000% due 01/15/2018	2,000	2,085

International Lease Finance Corp.
6.500% due 09/01/2014	2,290	2,376
6.750% due 09/01/2016	26,520	29,702
8.625% due 09/15/2015	30,875	34,387
8.750% due 03/15/2017	25,425	30,065

iStar Financial, Inc.
7.125% due 02/15/2018	1,775	1,966
9.000% due 06/01/2017	1,000	1,176

MPH Intermediate Holding Co.
8.375% due 08/01/2018	18,000	18,788

Nuveen Investments, Inc.
9.125% due 10/15/2017	9,900	9,950

RBS Capital Trust
5.512% due 09/30/2014 (c)	7,085	6,943

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)

Resona Preferred Global Securities Cayman Ltd.
7.191% due 07/30/2015 (c)	$14,420	$15,375

Royal Bank of Scotland Group PLC
4.700% due 07/03/2018	3,000	3,050
5.000% due 10/01/2014	23,663	24,186
5.050% due 01/08/2015	19,999	20,596
6.990% due 10/05/2017 (c)	1,500	1,613
7.648% due 09/30/2031 (c)	4,000	4,220

SLM Corp.
3.875% due 09/10/2015	17,475	18,152
4.875% due 06/17/2019	5,000	4,985
5.050% due 11/14/2014	16,490	17,067
6.000% due 01/25/2017	150	163
6.250% due 01/25/2016	25,700	27,852
7.250% due 01/25/2022	500	531
8.450% due 06/15/2018	22,650	26,472

SMFG Preferred Capital Ltd.
6.078% due 01/25/2017 (c)	1,750	1,892

Societe Generale S.A.
5.922% due 04/05/2017 (c)(e)	1,450	1,522

Sophia Holding Finance LP
9.625% due 12/01/2018	1,450	1,501

Springleaf Finance Corp.
5.400% due 12/01/2015	19,765	20,605
5.750% due 09/15/2016	2,000	2,125
6.900% due 12/15/2017	37,150	40,791

UBS Preferred Funding Trust
6.243% due 05/15/2016 (c)	27,600	29,532

Virgin Media Secured Finance PLC
6.500% due 01/15/2018	9,000	9,349

		786,339

INDUSTRIALS 59.7%

Accellent, Inc.
10.000% due 11/01/2017	9,650	10,012

ADT Corp.
2.250% due 07/15/2017	6,000	5,907
3.500% due 07/15/2022	575	501

Advanced Micro Devices, Inc.
8.125% due 12/15/2017	1,000	1,049

Affinion Group Holdings, Inc.
11.625% due 11/15/2015 (e)	1,050	1,029

Affinion Group, Inc.
11.500% due 10/15/2015	1,000	975

Afren PLC
11.500% due 02/01/2016	6,750	7,762

Aguila S.A.
7.875% due 01/31/2018	23,568	25,100

Ainsworth Lumber Co. Ltd.
7.500% due 12/15/2017	720	778

Alere, Inc.
6.500% due 06/15/2020	2,000	2,055
8.625% due 10/01/2018	11,555	12,537

Aleris International, Inc.
7.625% due 02/15/2018	5,900	6,276
7.875% due 11/01/2020	12,450	13,290

Algeco Scotsman Global Finance PLC
8.500% due 10/15/2018	15,050	16,367
10.750% due 10/15/2019	6,750	7,155

Alion Science and Technology Corp.
12.000% due 11/01/2014 (a)	2,308	2,360

Altegrity, Inc.
10.500% due 11/01/2015 (e)	1,500	1,346

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)

American Achievement Corp.
10.875% due 04/15/2016	$1,350	$1,424

Ancestry.com, Inc.
9.625% due 10/15/2018	4,150	4,316

ArcelorMittal
4.250% due 08/05/2015	28,900	30,020
5.000% due 02/25/2017	30,570	32,939

Arch Coal, Inc.
8.000% due 01/15/2019	13,250	13,250

ARD Finance S.A.
11.125% due 06/01/2018 (a)	7,706	8,284

Ardagh Packaging Finance PLC
7.375% due 10/15/2017	25,330	27,356

Ashland, Inc.
3.000% due 03/15/2016	800	820
3.875% due 04/15/2018	21,024	21,392

Associated Materials LLC
9.125% due 11/01/2017	19,925	21,370

AutoNation, Inc.
6.750% due 04/15/2018	7,165	8,329

Avaya, Inc.
9.750% due 11/01/2015	1,100	1,097
10.125% due 11/01/2015	4,450	4,439

Aviation Capital Group Corp.
3.875% due 09/27/2016	3,800	3,927
4.625% due 01/31/2018	4,485	4,645

Beazer Homes USA, Inc.
8.125% due 06/15/2016	14,490	16,229

Berry Plastics Corp.
9.750% due 01/15/2021	7,135	8,294

Beverage Packaging Holdings Luxembourg S.A.
5.625% due 12/15/2016	1,000	1,023

Bombardier, Inc.
4.250% due 01/15/2016	8,000	8,400
7.500% due 03/15/2018	3,000	3,428

Brinker International, Inc.
2.600% due 05/15/2018	2,364	2,328

Bumble Bee Holdings, Inc.
9.000% due 12/15/2017	19,904	21,894

Cablevision Systems Corp.
7.750% due 04/15/2018	6,000	6,720
8.625% due 09/15/2017	14,450	16,870

Caesars Entertainment Operating Co., Inc.
10.000% due 12/15/2018	1,650	800
10.750% due 02/01/2016	11,175	9,108
11.250% due 06/01/2017	19,484	19,874
12.750% due 04/15/2018	2,500	1,438

Calcipar S.A.
6.875% due 05/01/2018	3,658	3,896

Capella Healthcare, Inc.
9.250% due 07/01/2017	6,500	6,939

Capsugel S.A.
7.000% due 05/15/2019	850	868

Case New Holland, Inc.
7.875% due 12/01/2017	27,900	33,061

CCO Holdings LLC
7.250% due 10/30/2017	3,110	3,300

Centex Corp.
6.500% due 05/01/2016	1,025	1,136

Central Garden and Pet Co.
8.250% due 03/01/2018	7,568	7,398

Cenveo Corp.
11.500% due 05/15/2017 (e)	1,000	990

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2013	53

Schedule of Investments PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund (Cont.)

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)

Ceridian Corp.
11.250% due 11/15/2015	$14,700	$14,884

CEVA Group PLC
8.375% due 12/01/2017	7,350	7,717

Checkout Holding Corp.
0.000% due 11/15/2015	1,550	1,287

Chesapeake Energy Corp.
6.500% due 08/15/2017	1,250	1,416
9.500% due 02/15/2015	31,825	34,649

Clear Channel Communications, Inc.
5.500% due 09/15/2014	18,469	18,423
10.750% due 08/01/2016 (e)	2,750	2,791
11.000% due 08/01/2016 (a)	2,001	2,031

CMA CGM S.A.
8.500% due 04/15/2017	5,500	5,417

CNH America LLC
7.250% due 01/15/2016	1,000	1,108

CNH Capital LLC
3.625% due 04/15/2018	750	764
3.875% due 11/01/2015	27,895	28,941

Commercial Metals Co.
6.500% due 07/15/2017	750	834

Community Health Systems, Inc.
5.125% due 08/15/2018	18,380	19,023

CONSOL Energy, Inc.
8.000% due 04/01/2017	34,153	36,117

Constellation Brands, Inc.
7.250% due 09/01/2016	1,400	1,596
7.250% due 05/15/2017	15,275	17,834
8.375% due 12/15/2014	2,850	3,046

ConvaTec Finance International S.A.
8.250% due 01/15/2019	15,750	16,163

Cooper Standard Automotive, Inc.
8.500% due 05/01/2018	15,250	16,222

D.R. Horton, Inc.
4.750% due 05/15/2017	11,424	12,138

Dean Foods Co.
7.000% due 06/01/2016	18,949	21,033

Dell, Inc.
2.300% due 09/10/2015	21,346	21,533
3.100% due 04/01/2016	4,850	4,917

DISH DBS Corp.
4.250% due 04/01/2018	15,650	16,002
6.625% due 10/01/2014	400	417
7.125% due 02/01/2016	46,773	51,918
7.750% due 05/31/2015	100	109

DJO Finance LLC
7.750% due 04/15/2018	7,235	7,398
9.750% due 10/15/2017 (e)	2,550	2,607
9.875% due 04/15/2018	25,580	27,626

DynCorp International, Inc.
10.375% due 07/01/2017	1,000	1,028

Easton-Bell Sports, Inc.
9.750% due 12/01/2016	1,005	1,054

El Paso LLC
7.000% due 06/15/2017	13,519	15,347

Enterprise Products Operating LLC
8.375% due 08/01/2066	1,250	1,386

EPE Holdings LLC
8.875% due 12/15/2017 (a)	1,089	1,125

Essar Steel Algoma, Inc.
9.875% due 06/15/2015	925	569

First Data Corp.
11.250% due 03/31/2016	9,542	9,590

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)

FMG Resources Pty. Ltd.
6.000% due 04/01/2017	$30,840	$32,922
6.375% due 02/01/2016 (e)	2,625	2,723
6.875% due 02/01/2018	2,500	2,638
7.000% due 11/01/2015	1,712	1,779

Fresenius Medical Care U.S. Finance, Inc.
6.875% due 07/15/2017	11,610	13,235

Fresenius U.S. Finance, Inc.
9.000% due 07/15/2015	16,621	18,449

GLP Capital LP
4.375% due 11/01/2018	6,400	6,560

Greif, Inc.
6.750% due 02/01/2017	13,071	14,541

Griffon Corp.
7.125% due 04/01/2018	5,663	6,031

Grifols, Inc.
8.250% due 02/01/2018	11,677	12,465

GXS Worldwide, Inc.
9.750% due 06/15/2015	2,000	2,070

Hanson Ltd.
6.125% due 08/15/2016	9,985	11,008

Hapag-Lloyd AG
9.750% due 10/15/2017	10,280	10,922

Harland Clarke Holdings Corp.
9.500% due 05/15/2015	938	943

Harvest Operations Corp.
6.875% due 10/01/2017	5,050	5,555

HCA, Inc.
5.750% due 03/15/2014	1,000	1,010
6.500% due 02/15/2016	43,400	47,577

Headwaters, Inc.
7.250% due 01/15/2019	1,250	1,291

Health Management Associates, Inc.
6.125% due 04/15/2016	15,496	17,239

Healthcare Technology Intermediate, Inc.
7.375% due 09/01/2018	7,570	7,911

Hercules Offshore, Inc.
7.125% due 04/01/2017	1,000	1,069

Hertz Corp.
4.250% due 04/01/2018	3,200	3,296

Hexion U.S. Finance Corp.
8.875% due 02/01/2018	21,050	21,971

Hospira, Inc.
5.200% due 08/12/2020	900	934
6.050% due 03/30/2017	6,485	7,158

Huntington Ingalls Industries, Inc.
6.875% due 03/15/2018	16,748	18,172

Hyva Global BV
8.625% due 03/24/2016	3,500	3,553

Igloo Holdings Corp.
8.250% due 12/15/2017 (a)	1,200	1,224

IMS Health, Inc.
12.500% due 03/01/2018	14,585	17,320

INEOS Group Holdings S.A.
6.125% due 08/15/2018	27,605	27,812

Intelsat Luxembourg S.A.
6.750% due 06/01/2018	16,700	17,827

inVentiv Health, Inc.
9.000% due 01/15/2018	8,250	8,662
11.000% due 08/15/2018	3,180	2,830

Jaguar Holding Co.
9.375% due 10/15/2017 (a)	17,976	19,099

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)

Jaguar Land Rover Automotive PLC
7.750% due 05/15/2018	$6,550	$7,082

Jarden Corp.
7.500% due 05/01/2017	1,500	1,744

JC Penney Corp., Inc.
5.750% due 02/15/2018	1,000	830
7.950% due 04/01/2017	1,250	1,097

JMC Steel Group
8.250% due 03/15/2018	15,300	15,491

KB Home
6.250% due 06/15/2015	735	781

Kinetic Concepts, Inc.
10.500% due 11/01/2018	12,050	13,918

L Brands, Inc.
8.500% due 06/15/2019	755	910

Lafarge S.A.
6.200% due 07/09/2015	1,500	1,598
6.500% due 07/15/2016	11,731	13,021

Lantheus Medical Imaging, Inc.
9.750% due 05/15/2017	500	450

Lennar Corp.
4.125% due 12/01/2018	500	505
4.750% due 12/15/2017	2,935	3,089
5.600% due 05/31/2015	12,820	13,525
12.250% due 06/01/2017	1,000	1,291

Level 3 Financing, Inc.
8.125% due 07/01/2019	250	276

Logan’s Roadhouse, Inc.
10.750% due 10/15/2017	18,769	14,030

Mallinckrodt International Finance S.A.
3.500% due 04/15/2018	6,750	6,625

Masco Corp.
6.125% due 10/03/2016	17,967	20,213

McClatchy Co.
9.000% due 12/15/2022	12,550	13,868

Meritor, Inc.
8.125% due 09/15/2015	1,050	1,147

MGM Resorts International
6.625% due 07/15/2015	23,402	25,216
7.625% due 01/15/2017	17,795	20,331
10.000% due 11/01/2016	14,500	17,472

Michael Foods Holding, Inc.
8.500% due 07/15/2018	7,750	8,215

Michaels Stores, Inc.
7.750% due 11/01/2018	6,560	7,150

Mohegan Tribal Gaming Authority
7.125% due 08/15/2014	975	977

Mylan, Inc.
6.000% due 11/15/2018	1,700	1,812

New York Times Co.
6.625% due 12/15/2016	250	278

Novelis, Inc.
8.375% due 12/15/2017	31,395	33,573

NXP BV
3.500% due 09/15/2016	8,300	8,528

Ocean Rig UDW, Inc.
9.500% due 04/27/2016	2,500	2,666

Orion Engineered Carbons Finance & Co. S.C.A.
9.250% due 08/01/2019 (a)	3,100	3,255

Owens-Brockway Glass Container, Inc.
7.375% due 05/15/2016	24,274	27,369

Pacific Drilling Ltd.
7.250% due 12/01/2017	2,000	2,170

54	PIMCO ETF TRUST	See Accompanying Notes

(Unaudited)

December 31, 2013

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)

Packaging Dynamics Corp.
8.750% due 02/01/2016	$2,175	$2,242

Peabody Energy Corp.
6.000% due 11/15/2018	3,000	3,210
7.375% due 11/01/2016	4,150	4,689

Perstorp Holding AB
8.750% due 05/15/2017	16,415	17,728
11.000% due 08/15/2017 (e)	4,900	5,243

Petco Holdings, Inc.
8.500% due 10/15/2017 (a)	24,830	25,451

PHH Corp.
7.375% due 09/01/2019	14,425	15,471
9.250% due 03/01/2016	1,000	1,143

Pittsburgh Glass Works LLC
8.000% due 11/15/2018	5,100	5,393

Ply Gem Industries, Inc.
8.250% due 02/15/2018	22,361	23,926
9.375% due 04/15/2017	1,936	2,101

PQ Corp.
8.750% due 05/01/2018	4,550	4,971

Quebecor Media, Inc.
7.750% due 03/15/2016	1,371	1,392

Radiation Therapy Services, Inc.
8.875% due 01/15/2017	5,200	5,278
9.875% due 04/15/2017	1,250	1,106

Radio One, Inc.
12.500% due 05/24/2016	350	352

Reynolds Group Issuer, Inc.
5.750% due 10/15/2020	1,000	1,025
8.500% due 05/15/2018	17,150	18,179

Rockies Express Pipeline LLC
3.900% due 04/15/2015	750	752
6.850% due 07/15/2018	4,550	4,448

Royal Caribbean Cruises Ltd.
11.875% due 07/15/2015	1,350	1,569

RR Donnelley & Sons Co.
6.125% due 01/15/2017	98	107
7.250% due 05/15/2018	12,904	14,711

Ryerson, Inc.
9.000% due 10/15/2017	8,600	9,127

Ryland Group, Inc.
6.625% due 05/01/2020	250	266

Sabine Pass LNG LP
7.500% due 11/30/2016	32,221	36,571

Sable International Finance Ltd.
7.750% due 02/15/2017	1,000	1,049

Sabre Holdings Corp.
8.350% due 03/15/2016	750	840

Schaeffler Finance BV
7.750% due 02/15/2017	25,800	29,412

Schaeffler Holding Finance BV
6.875% due 08/15/2018	2,700	2,876

Sears Holdings Corp.
6.625% due 10/15/2018	5,150	4,687

Sequa Corp.
7.000% due 12/15/2017	15,811	16,048

Service Corp. International
7.000% due 06/15/2017	1,250	1,406

Sitel LLC
11.500% due 04/01/2018	500	443

Smithfield Foods, Inc.
7.750% due 07/01/2017	13,144	15,477

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)

Snoqualmie Entertainment Authority
9.125% due 02/01/2015	$977	$969

Spirit Aerosystems, Inc.
7.500% due 10/01/2017	4,100	4,274

SPX Corp.
6.875% due 09/01/2017	1,250	1,419
7.625% due 12/15/2014	15,760	16,666

Stanadyne Corp.
10.000% due 08/15/2014	750	731

Standard Pacific Corp.
8.375% due 05/15/2018	3,000	3,540

STHI Holding Corp.
8.000% due 03/15/2018	17,709	19,037

SUPERVALU, Inc.
8.000% due 05/01/2016	15,350	17,058

T-Mobile USA, Inc.
5.250% due 09/01/2018 (e)	6,800	7,182
6.464% due 04/28/2019	7,250	7,721

Telesat Canada
6.000% due 05/15/2017	23,275	24,293

Tenet Healthcare Corp.
9.250% due 02/01/2015	14,545	15,709

Tesoro Corp.
4.250% due 10/01/2017	2,000	2,095

Toll Brothers Finance Corp.
4.950% due 03/15/2014	625	630

Tops Holding Corp.
8.750% due 06/15/2018	1,000	1,034

Toys “R” Us, Inc.
7.375% due 09/01/2016 (e)	13,550	12,534
10.375% due 08/15/2017	2,000	1,725

TransUnion Holding Co., Inc.
9.625% due 06/15/2018	24,000	25,920

Travelport LLC
13.875% due 03/01/2016	1,933	2,059

TRW Automotive, Inc.
7.000% due 03/15/2014	790	800
7.250% due 03/15/2017	1,750	2,017

U.S. Steel Corp.
6.050% due 06/01/2017	1,000	1,085

United Airlines, Inc.
6.750% due 09/15/2015	2,850	2,953

United Rentals North America, Inc.
5.750% due 07/15/2018	7,000	7,516

USG Corp.
6.300% due 11/15/2016	20,073	21,629
9.750% due 01/15/2018	1,800	2,138

Valeant Pharmaceuticals International, Inc.
6.500% due 07/15/2016	3,432	3,544
6.750% due 10/01/2017	8,650	9,255
6.750% due 08/15/2018	14,250	15,728

Vertellus Specialties, Inc.
9.375% due 10/01/2015	2,100	2,063

Visant Corp.
10.000% due 10/01/2017	2,000	1,950

Vulcan Materials Co.
6.500% due 12/01/2016	2,000	2,250

VWR Funding, Inc.
7.250% due 09/15/2017	12,236	13,184

Whiting Petroleum Corp.
5.000% due 03/15/2019	4,350	4,470

Wind Acquisition Finance S.A.
7.250% due 02/15/2018	10,000	10,575
11.750% due 07/15/2017	19,195	20,443

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)

Wind Acquisition Holdings Finance S.A.
12.250% due 07/15/2017 (a)(e)	$8,702	$9,203

Windstream Corp.
7.875% due 11/01/2017	22,589	25,921

Wise Metals Group LLC
8.750% due 12/15/2018	1,700	1,798

		2,158,267

UTILITIES 9.9%

AES Corp.
7.750% due 03/01/2014	48	49
7.750% due 10/15/2015	9,114	10,117
9.750% due 04/15/2016	21,230	25,104

Alcatel-Lucent USA, Inc.
4.625% due 07/01/2017	5,250	5,283

CenturyLink, Inc.
5.150% due 06/15/2017	13,250	14,277
6.000% due 04/01/2017	19,450	21,541

Cincinnati Bell, Inc.
8.750% due 03/15/2018	1,000	1,055

CMS Energy Corp.
6.875% due 12/15/2015	250	278

DPL, Inc.
6.500% due 10/15/2016	595	647

Drill Rigs Holdings, Inc.
6.500% due 10/01/2017	6,350	6,890

Energy Future Intermediate Holding Co. LLC
6.875% due 08/15/2017	18,800	19,552
11.250% due 12/01/2018 (a)	2,000	1,420

EXCO Resources, Inc.
7.500% due 09/15/2018	6,000	5,730

Expro Finance Luxembourg S.C.A.
8.500% due 12/15/2016	24,235	25,386

Frontier Communications Corp.
8.125% due 10/01/2018	5,923	6,797
8.250% due 05/01/2014	5	5
8.250% due 04/15/2017	8,215	9,570

GenOn Energy, Inc.
7.875% due 06/15/2017	15,850	17,514

Ipalco Enterprises, Inc.
7.250% due 04/01/2016	1,000	1,103

Kinder Morgan Finance Co. LLC
5.700% due 01/05/2016	19,615	21,166

Midwest Generation LLC
8.560% due 01/02/2016 ^	5,799	6,640

NGPL PipeCo LLC
7.119% due 12/15/2017	13,744	12,507

NII Capital Corp.
10.000% due 08/15/2016	3,000	1,605

Niska Gas Storage U.S. LLC
8.875% due 03/15/2018	16,950	17,713

NRG Energy, Inc.
7.625% due 01/15/2018	16,600	19,007

Penn Virginia Resource Partners LP
8.250% due 04/15/2018	14,280	15,208

Sabine Oil & Gas LLC
9.750% due 02/15/2017	10,228	10,688

Sprint Communications, Inc.
6.000% due 12/01/2016	47,815	52,298
8.375% due 08/15/2017	2,000	2,325
9.000% due 11/15/2018	10,200	12,317

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2013	55

Schedule of Investments PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund (Cont.)

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)

Talos Production LLC
9.750% due 02/15/2018	$400	$411

Telecom Italia Capital S.A.
5.250% due 10/01/2015	4,500	4,736
6.999% due 06/04/2018	7,700	8,566

Texas Competitive Electric Holdings Co. LLC
10.250% due 11/01/2015	7,375	497

		358,002

Total Corporate Bonds & Notes (Cost $3,242,086)		3,302,608

U.S. TREASURY OBLIGATIONS 6.7%

U.S. Treasury Notes
0.250% due 05/31/2014	24,500	24,516
0.250% due 06/30/2014	9,900	9,908
0.250% due 08/31/2014	9,458	9,467
0.250% due 09/15/2014	17,067	17,083
0.250% due 09/30/2014	1,000	1,001
0.250% due 10/31/2014	70,000	70,065
0.250% due 01/15/2015	34,400	34,431

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
0.375% due 11/15/2014	$4,800	$4,809
0.500% due 08/15/2014	6,300	6,315
0.500% due 10/15/2014	11,131	11,163
0.625% due 07/15/2014	51,800	51,948
0.750% due 06/15/2014	900	903

Total U.S. Treasury Obligations (Cost $241,588)		241,609

SHORT-TERM INSTRUMENTS 0.5%

REPURCHASE AGREEMENTS (f) 0.4%
		14,201

U.S. TREASURY BILLS 0.1%
0.048% due 02/06/2014 - 08/21/2014 (b)	5,928	5,928

Total Short-Term Instruments (Cost $20,129)		20,129

Total Investments in Securities (Cost $3,503,803)		3,564,346

	SHARES	MARKET VALUE (000s)
INVESTMENTS IN AFFILIATES 0.9%

MUTUAL FUNDS (d)(e) 0.9%

PIMCO Money Market Fund	32,006,547	$32,007

Total Investments in Affiliates (Cost $32,007)		32,007

Total Investments 99.4% (Cost $3,535,810)		$3,596,353

Financial Derivative Instruments (g) 0.0%
(Cost or Premiums, net $0)		1,090

Other Assets and Liabilities, net 0.6%		20,749

Net Assets 100.0%		$3,618,192

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Payment in-kind bond security.
(b)	Coupon represents a weighted average yield to maturity.
(c)	Perpetual maturity, date shown represents next contractual call date.
(d)	Institutional Class Shares of each Fund.
(e)	Securities with an aggregate market value of $32,828 were out on loan in exchange for $32,007 of cash collateral as of December 31, 2013. The collateral was invested in a cash collateral reinvestment vehicle as described in note 5(d) in the Notes to Financial Statements.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(f)	REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.000%	12/31/2013	01/02/2014	$14,201	Freddie Mac 2.000% due 01/30/2023	$(14,487)	$14,201	$14,201
Total Repurchase Agreements						$(14,487)	$14,201	$14,201

(1)	Includes accrued interest.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received) as of December 31, 2013:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Securities Out on Loan	Total Borrowings and Other Financing Transactions	Collateral (Received)/ Pledged	Net Exposure (2)
Global/Master Repurchase Agreement
SSB	$14,201	$0	$0	$0	$14,201	$(14,487)	$(286)

Master Securities Lending Agreement
BCY	0	0	0	(23,787)	(23,787)	24,256	469
DEU	0	0	0	(6,039)	(6,039)	6,160	121
SAL	0	0	0	(3,002)	(3,002)	3,066	64
Total Borrowings and Other Financing Transactions	$14,201	$0	$0	$(32,828)

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

56	PIMCO ETF TRUST	See Accompanying Notes

(Unaudited)

December 31, 2013

(g)	FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION (1)

	Fixed Deal (Pay) Rate	Maturity Date	Notional Amount (3)	Market Value (4)	Unrealized (Depreciation)	Variation Margin
Index/Tranches						Asset	Liability
CDX.HY-20 5-Year Index	(5.000%)	06/20/2018	$21,500	$(2,082)	$(331)	$0	$(63)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (2)

	Fixed Deal Receive Rate	Maturity Date	Notional Amount (3)	Market Value (4)	Unrealized Appreciation	Variation Margin
Index/Tranches						Asset	Liability
CDX.HY-20 5-Year Index	5.000%	06/20/2018	$206,900	$20,029	$10,445	$607	$0
CDX.HY-21 5-Year Index	5.000%	12/20/2018	189,400	16,453	3,822	546	0
				$36,482	$14,267	$1,153	$0
Total Swap Agreements				$34,400	$13,936	$1,153	$(63)

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of December 31, 2013:

Cash of $15,894 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of December 31, 2013. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$0	$1,153	$1,153	$0	$0	$(63)	$(63)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk(1) exposure:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of December 31, 2013:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared Swap Agreements	$0	$1,153	$0	$0	$0	$1,153

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared Swap Agreements	$0	$63	$0	$0	$0	$63

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2013	57

Schedule of Investments PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund (Cont.)

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended December 31, 2013:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain on Financial Derivative Instruments
Exchange-traded or centrally cleared Swap Agreements	$0	$12,834	$0	$0	$0	$12,834

Net Change in Unrealized Appreciation on Financial Derivative Instruments
Exchange-traded or centrally cleared Swap Agreements	$0	$16,765	$0	$0	$0	$16,765

(1)	See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2013 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2013
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$786,339	$0	$786,339
Industrials	0	2,158,267	0	2,158,267
Utilities	0	351,362	6,640	358,002
U.S. Treasury Obligations	0	241,609	0	241,609
Short-Term Instruments
Repurchase Agreements	0	14,201	0	14,201
U.S. Treasury Bills	0	5,928	0	5,928
	$0	$3,557,706	$6,640	$3,564,346

Investments in Affiliates, at Value
Mutual Funds	32,007	0	0	32,007
Total Investments	$32,007	$3,557,706	$6,640	$3,596,353

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$0	$1,153	$0	$1,153

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	$0	$(63)	$0	$(63)
Totals	$32,007	$3,558,796	$6,640	$3,597,443

There were no transfers between Level 1 and 2 during the period ended December 31, 2013.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended December 31, 2013:

Category and Subcategory	Beginning Balance at 06/30/2013	Net Purchases	Net Sales	Accrued Discounts/ (Premiums)	Realized Gain/ (Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 12/31/2013	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 12/31/2013 (1)
Investments in Securities, at Value
Corporate Bonds & Notes
Utilities	$5,451	$0	$0	$(5)	$0	$1,194	$0	$0	$6,640	$1,194

58	PIMCO ETF TRUST	See Accompanying Notes

(Unaudited)

December 31, 2013

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 12/31/2013	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments in Securities, at Value
Corporate Bonds & Notes
Utilities	$6,640	Third Party Vendor	Broker Quote	114.50

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at December 31, 2013 may be due to an investment no longer held or categorized as level 3 at period end.

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2013	59

Schedule of Investments PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
INVESTMENTS IN SECURITIES 98.9%

CORPORATE BONDS & NOTES 96.3%

BANKING & FINANCE 35.8%

American Honda Finance Corp.
2.600% due 09/20/2016	$1,005	$1,046

American International Group, Inc.
4.250% due 09/15/2014	100	103
5.850% due 01/16/2018	940	1,080

Banco do Brasil S.A.
6.000% due 01/22/2020	625	666

Banco Santander Mexico S.A. Institucion de Banca Multiple Grupo Financiero
4.125% due 11/09/2022	600	567

Bank of America Corp.
3.875% due 03/22/2017	250	267
5.625% due 07/01/2020	100	114
6.500% due 08/01/2016	475	537
7.375% due 05/15/2014	325	333

Bank of New York Mellon Corp.
1.969% due 06/20/2017	850	860

Bank of Nova Scotia
3.400% due 01/22/2015	925	955

Bank of Tokyo-Mitsubishi UFJ Ltd.
2.350% due 02/23/2017	600	609

Barclays Bank PLC
6.050% due 12/04/2017	600	673

Bear Stearns Cos. LLC
5.300% due 10/30/2015	300	324

Berkshire Hathaway Finance Corp.
5.750% due 01/15/2040	300	332

BM&FBovespa S.A.
5.500% due 07/16/2020	500	529

BNP Paribas S.A.
3.600% due 02/23/2016	740	779

Boeing Capital Corp.
3.250% due 10/27/2014	85	87

Boston Properties LP
3.800% due 02/01/2024	500	480

Capital One Financial Corp.
4.750% due 07/15/2021	625	665

Caterpillar Financial Services Corp.
6.125% due 02/17/2014	320	322

Citigroup, Inc.
1.700% due 07/25/2016	500	505
5.375% due 08/09/2020	40	46
5.500% due 02/15/2017	575	634
6.010% due 01/15/2015	202	213
8.125% due 07/15/2039	625	877
8.500% due 05/22/2019	575	737

CME Group, Inc.
3.000% due 09/15/2022	1,025	968

Commonwealth Bank of Australia
1.950% due 03/16/2015	1,100	1,119

Compass Bank
6.400% due 10/01/2017	1,000	1,103

Credit Agricole S.A.
8.125% due 09/19/2033	500	553

Credit Suisse AG
6.500% due 08/08/2023	1,500	1,599

Deutsche Bank AG
3.250% due 01/11/2016	575	602

Duke Realty LP
3.875% due 10/15/2022	250	238

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)

Fidelity National Financial, Inc.
5.500% due 09/01/2022	$700	$726

Ford Motor Credit Co. LLC
2.500% due 01/15/2016	600	616
5.875% due 08/02/2021	1,675	1,899

General Electric Capital Corp.
2.300% due 04/27/2017	250	257
3.100% due 01/09/2023	575	546
5.500% due 01/08/2020	2,910	3,333

Goldman Sachs Group, Inc.
5.375% due 03/15/2020	870	968
5.750% due 01/24/2022	1,000	1,126
6.750% due 10/01/2037	850	946

Hospitality Properties Trust
5.000% due 08/15/2022	600	610

HSBC Bank USA N.A.
4.625% due 04/01/2014	320	323
4.875% due 08/24/2020	1,635	1,765

ING Bank NV
4.000% due 03/15/2016	600	634

IntercontinentalExchange Group, Inc.
2.500% due 10/15/2018	1,000	1,008

Intesa Sanpaolo SpA
3.125% due 01/15/2016	500	510

Itau Unibanco Holding S.A.
5.650% due 03/19/2022	625	605

John Deere Capital Corp.
2.950% due 03/09/2015	100	103
3.900% due 07/12/2021	275	285
5.750% due 09/10/2018	200	232

JPMorgan Chase & Co.
3.700% due 01/20/2015	1,630	1,681
5.400% due 01/06/2042	600	646

JPMorgan Chase Bank N.A.
5.875% due 06/13/2016	1,155	1,282

Kimco Realty Corp.
6.875% due 10/01/2019	440	525

Lazard Group LLC
4.250% due 11/14/2020	500	499

LeasePlan Corp. NV
3.000% due 10/23/2017	575	579

Lloyds Bank PLC
5.800% due 01/13/2020	1,100	1,261

LYB International Finance BV
4.000% due 07/15/2023	600	592

Macquarie Bank Ltd.
6.625% due 04/07/2021	230	254

Merrill Lynch & Co., Inc.
6.875% due 04/25/2018	1,075	1,272
7.750% due 05/14/2038	475	613

MetLife, Inc.
5.700% due 06/15/2035	525	573
5.875% due 02/06/2041	585	654

Moody’s Corp.
5.500% due 09/01/2020	300	318

Morgan Stanley
5.500% due 07/24/2020	850	951
7.300% due 05/13/2019	1,480	1,798

MUFG Capital Finance Ltd.
6.346% due 07/25/2016 (a)	575	624

Nordea Bank AB
4.875% due 01/14/2021	535	586

PNC Bank N.A.
3.800% due 07/25/2023	600	582

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)

PNC Funding Corp.
3.300% due 03/08/2022	$250	$246

ProLogis LP
6.625% due 05/15/2018	629	735

Prudential Financial, Inc.
4.750% due 09/17/2015	1,375	1,466

Rabobank Group
3.875% due 02/08/2022	500	503
5.250% due 05/24/2041	760	784

Sberbank of Russia Via SB Capital S.A.
6.125% due 02/07/2022	600	635

Simon Property Group LP
5.650% due 02/01/2020	100	114
6.750% due 05/15/2014	180	181

Toyota Motor Credit Corp.
3.200% due 06/17/2015	775	806

UBS AG
5.750% due 04/25/2018	500	574

Union Bank N.A.
1.500% due 09/26/2016	625	632

Ventas Realty LP
4.000% due 04/30/2019	250	263

Wachovia Bank N.A.
6.600% due 01/15/2038	575	716

Wells Fargo & Co.
4.125% due 08/15/2023	1,125	1,109

Weyerhaeuser Co.
7.375% due 03/15/2032	1,075	1,316

WR Berkley Corp.
4.625% due 03/15/2022	600	607

		62,991

INDUSTRIALS 46.2%

21st Century Fox America, Inc.
6.400% due 12/15/2035	600	682

AbbVie, Inc.
2.900% due 11/06/2022	1,100	1,029

Actavis, Inc.
3.250% due 10/01/2022	600	560

Altria Group, Inc.
2.950% due 05/02/2023	600	545

America Movil S.A.B. de C.V.
6.125% due 03/30/2040	555	591

American Tower Corp.
4.500% due 01/15/2018	770	825

Amgen, Inc.
3.450% due 10/01/2020	1,020	1,035
6.150% due 06/01/2018	200	234

Anadarko Petroleum Corp.
6.375% due 09/15/2017	800	919

Anglo American Capital PLC
2.625% due 09/27/2017	625	628

Anheuser-Busch Cos. LLC
5.500% due 01/15/2018	600	682

Anheuser-Busch InBev Worldwide, Inc.
7.750% due 01/15/2019	1,025	1,281

Barrick PD Australia Finance Pty. Ltd.
4.950% due 01/15/2020	800	810

BHP Billiton Finance USA Ltd.
6.500% due 04/01/2019	575	690

Boeing Co.
3.500% due 02/15/2015	475	491

60	PIMCO ETF TRUST	See Accompanying Notes

(Unaudited)

December 31, 2013

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)

Boston Scientific Corp.
2.650% due 10/01/2018	$1,100	$1,108

Bunge Ltd. Finance Corp.
4.100% due 03/15/2016	500	528

Burlington Northern Santa Fe LLC
5.400% due 06/01/2041	715	742

Caterpillar, Inc.
3.803% due 08/15/2042	1,003	844

Cenovus Energy, Inc.
6.750% due 11/15/2039	260	305

CenterPoint Energy Resources Corp.
4.500% due 01/15/2021	605	646

China Resources Gas Group Ltd.
4.500% due 04/05/2022	500	491

Cigna Corp.
5.375% due 02/15/2042	500	520

Cisco Systems, Inc.
4.450% due 01/15/2020	270	295

CNOOC Finance Ltd.
3.875% due 05/02/2022	625	602

Coca-Cola Co.
1.650% due 03/14/2018	250	248

Coca-Cola Enterprises, Inc.
2.000% due 08/19/2016	830	844

Comcast Corp.
6.950% due 08/15/2037	850	1,045

Corning, Inc.
5.750% due 08/15/2040	285	309

Corp. Nacional del Cobre de Chile
3.000% due 07/17/2022	625	564

COX Communications, Inc.
3.250% due 12/15/2022	575	521

CSX Corp.
6.220% due 04/30/2040	275	311

CVS Caremark Corp.
6.125% due 09/15/2039	425	482

Danaher Corp.
1.300% due 06/23/2014	265	266

Deutsche Telekom International Finance BV
3.125% due 04/11/2016	250	261

Devon Energy Corp.
3.250% due 05/15/2022	875	835

DIRECTV Holdings LLC
3.125% due 02/15/2016	900	937

Discovery Communications LLC
5.050% due 06/01/2020	250	273

Dow Chemical Co.
5.250% due 11/15/2041	650	648

Eli Lilly & Co.
5.950% due 11/15/2037	530	611

Encana Corp.
5.150% due 11/15/2041	730	685

Energy Transfer Partners LP
4.650% due 06/01/2021	600	617

Ensco PLC
4.700% due 03/15/2021	540	571

Enterprise Products Operating LLC
5.200% due 09/01/2020	875	974

Freeport-McMoRan Copper & Gold, Inc.
3.550% due 03/01/2022	625	594

Fresnillo PLC
5.500% due 11/13/2023	500	488

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)

Gilead Sciences, Inc.
4.400% due 12/01/2021	$825	$881

GlaxoSmithKline Capital, Inc.
2.800% due 03/18/2023	1,125	1,042

Hewlett-Packard Co.
2.125% due 09/13/2015	1,360	1,385

Home Depot, Inc.
5.400% due 03/01/2016	855	938

Hutchison Whampoa International Ltd.
7.450% due 11/24/2033	600	762

International Business Machines Corp.
4.000% due 06/20/2042	692	618
5.600% due 11/30/2039	29	32

International Paper Co.
7.500% due 08/15/2021	655	803

Johnson & Johnson
5.550% due 08/15/2017	625	714

KazMunayGas National Co. JSC
7.000% due 05/05/2020	1,125	1,268

Kinder Morgan Energy Partners LP
5.300% due 09/15/2020	710	783

Kraft Foods Group, Inc.
6.125% due 08/23/2018	625	729

Kroger Co.
6.150% due 01/15/2020	700	798

L-3 Communications Corp.
4.750% due 07/15/2020	830	862

Lockheed Martin Corp.
4.250% due 11/15/2019	785	845

Marriott International, Inc.
6.200% due 06/15/2016	100	111

Medtronic, Inc.
4.450% due 03/15/2020	250	274

Merck Sharp & Dohme Corp.
5.000% due 06/30/2019	860	975

Microsoft Corp.
1.625% due 09/25/2015	795	812

Mondelez International, Inc.
4.125% due 02/09/2016	100	106
6.500% due 02/09/2040	450	538

Mylan, Inc.
3.125% due 01/15/2023	1,100	999

Noble Holding International Ltd.
4.900% due 08/01/2020	100	106

Norfolk Southern Corp.
3.250% due 12/01/2021	100	97

Novartis Capital Corp.
2.900% due 04/24/2015	160	165

ONEOK Partners LP
3.200% due 09/15/2018	500	512
5.000% due 09/15/2023	250	260

Oracle Corp.
3.750% due 07/08/2014	1,115	1,134

Pemex Project Funding Master Trust
5.750% due 03/01/2018	570	638

PepsiCo, Inc.
1.250% due 08/13/2017	250	247
3.100% due 01/15/2015	300	308
5.500% due 01/15/2040	500	544

Petrobras International Finance Co.
5.750% due 01/20/2020	600	620
6.875% due 01/20/2040	745	710

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)

Pfizer, Inc.
6.200% due 03/15/2019	$1,350	$1,601

Philip Morris International, Inc.
3.600% due 11/15/2023	1,000	968
5.650% due 05/16/2018	325	373

Pioneer Natural Resources Co.
6.875% due 05/01/2018	200	234

Procter & Gamble Co.
3.500% due 02/15/2015	1,015	1,049

Republic Services, Inc.
5.250% due 11/15/2021	320	349

Reynolds American, Inc.
4.850% due 09/15/2023	625	645

Rio Tinto Finance USA Ltd.
3.750% due 09/20/2021	275	278

Roche Holdings, Inc.
6.000% due 03/01/2019	910	1,066

Rogers Communications, Inc.
6.800% due 08/15/2018	805	960

SABMiller Holdings, Inc.
1.850% due 01/15/2015	650	658

Southern Copper Corp.
6.750% due 04/16/2040	775	756

Southwestern Energy Co.
4.100% due 03/15/2022	850	843

Statoil ASA
3.125% due 08/17/2017	300	315

Target Corp.
3.875% due 07/15/2020	250	264

Teck Resources Ltd.
4.750% due 01/15/2022	1,100	1,111

Telefonica Emisiones S.A.U.
3.729% due 04/27/2015	200	207
5.462% due 02/16/2021	625	660

Thermo Fisher Scientific, Inc.
3.150% due 01/15/2023	1,100	1,024

Time Warner Cable, Inc.
5.000% due 02/01/2020	500	508
5.875% due 11/15/2040	600	519
8.750% due 02/14/2019	250	298

Time Warner, Inc.
3.400% due 06/15/2022	500	488
4.750% due 03/29/2021	1,100	1,173

Total Capital S.A.
3.000% due 06/24/2015	805	834

TransCanada PipeLines Ltd.
3.800% due 10/01/2020	915	947

Transocean, Inc.
4.950% due 11/15/2015	300	322
6.500% due 11/15/2020	680	777

Union Pacific Corp.
4.750% due 09/15/2041	975	945

United Parcel Service, Inc.
3.875% due 04/01/2014	625	630

United Technologies Corp.
3.100% due 06/01/2022	575	562

UnitedHealth Group, Inc.
6.875% due 02/15/2038	465	579

Vale Overseas Ltd.
4.375% due 01/11/2022	250	244
6.875% due 11/21/2036	715	740

Viacom, Inc.
4.250% due 09/01/2023	1,500	1,497

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2013	61

Schedule of Investments PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund (Cont.)

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)

Wal-Mart Stores, Inc.
2.250% due 07/08/2015	$100	$103
5.375% due 04/05/2017	480	540
5.625% due 04/15/2041	100	114
6.200% due 04/15/2038	1,025	1,232

Walgreen Co.
1.800% due 09/15/2017	575	579

Walt Disney Co.
0.875% due 12/01/2014	625	628

Weatherford International Ltd.
5.125% due 09/15/2020	730	784

WellPoint, Inc.
3.125% due 05/15/2022	575	539

Whirlpool Corp.
3.700% due 03/01/2023	500	478
5.150% due 03/01/2043	500	482

WPP Finance UK
8.000% due 09/15/2014	210	221

Xstrata Finance Canada Ltd.
4.250% due 10/25/2022	600	572

		81,479

UTILITIES 14.3%

American Water Capital Corp.
3.850% due 03/01/2024	1,000	988

AT&T, Inc.
2.500% due 08/15/2015	110	113
6.300% due 01/15/2038	1,075	1,189

Atmos Energy Corp.
4.150% due 01/15/2043	450	405

BG Energy Capital PLC
5.125% due 10/15/2041	815	836

BP Capital Markets PLC
3.245% due 05/06/2022	625	606
4.500% due 10/01/2020	300	324

Commonwealth Edison Co.
4.000% due 08/01/2020	870	924

Consumers Energy Co.
2.850% due 05/15/2022	600	572

Dominion Resources, Inc.
4.450% due 03/15/2021	860	912

Duke Energy Corp.
3.950% due 10/15/2023	1,000	1,001

E.ON International Finance BV
5.800% due 04/30/2018	745	853

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)

Electricite de France
4.600% due 01/27/2020	$500	$541

Enel Finance International NV
6.250% due 09/15/2017	340	380

Entergy Corp.
5.125% due 09/15/2020	300	317

Exelon Generation Co. LLC
6.200% due 10/01/2017	100	113

FirstEnergy Corp.
7.375% due 11/15/2031	210	228

Florida Power & Light Co.
4.125% due 02/01/2042	600	552

Gazprom OAO Via Gaz Capital S.A.
4.950% due 02/06/2028	500	445
5.092% due 11/29/2015	780	832

MidAmerican Energy Holdings Co.
6.125% due 04/01/2036	490	557

Pacific Gas & Electric Co.
3.500% due 10/01/2020	330	336
5.800% due 03/01/2037	855	943

Pennsylvania Electric Co.
5.200% due 04/01/2020	70	75

Petroleos Mexicanos
4.875% due 01/24/2022	575	592

Plains All American Pipeline LP
5.150% due 06/01/2042	600	592

Progress Energy, Inc.
4.400% due 01/15/2021	705	744

Rosneft Finance S.A.
7.500% due 07/18/2016	850	958

Sempra Energy
2.300% due 04/01/2017	625	633

Shell International Finance BV
3.100% due 06/28/2015	495	514
4.375% due 03/25/2020	230	252
6.375% due 12/15/2038	500	621

Southern California Edison Co.
3.875% due 06/01/2021	650	683

Southern Power Co.
5.150% due 09/15/2041	465	455

Southwestern Public Service Co.
6.000% due 10/01/2036	500	554

Verizon Communications, Inc.
2.450% due 11/01/2022	1,075	952
3.850% due 11/01/2042	1,100	899

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
5.150% due 09/15/2023	$1,100	$1,182
6.400% due 09/15/2033	500	575
6.400% due 02/15/2038	50	56
7.350% due 04/01/2039	129	160
8.750% due 11/01/2018	41	53

Vodafone Group PLC
2.500% due 09/26/2022	600	530
4.375% due 03/16/2021	210	218

		25,265

Total Corporate Bonds & Notes (Cost $169,126)		169,735

U.S. TREASURY OBLIGATIONS 2.3%

U.S. Treasury Notes
0.125% due 07/31/2014 (d)	79	79
0.250% due 09/15/2014	125	125
0.250% due 09/30/2014	100	100
0.250% due 10/31/2014	200	200
0.250% due 11/30/2014	300	300
0.250% due 01/15/2015	2,900	2,903
0.375% due 11/15/2014	300	301

Total U.S. Treasury Obligations (Cost $4,008)		4,008

SHORT-TERM INSTRUMENTS 0.3%

REPURCHASE AGREEMENTS (b) 0.3%
		595

U.S. TREASURY BILLS 0.0%
0.086% due 08/21/2014 (d)	27	27

Total Short-Term Instruments (Cost $622)		622

Total Investments in Securities (Cost $173,756)		174,365

Total Investments 98.9% (Cost $173,756)		$174,365

Financial Derivative Instruments (c) 0.0%
(Cost or Premiums, net $0)		1

Other Assets and Liabilities, net 1.1%		1,896

Net Assets 100.0%		$176,262

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Perpetual maturity, date shown represents next contractual call date.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(b)	REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.000%	12/31/2013	01/02/2014	$595	U.S. Treasury Notes 2.125% due 12/31/2015	$(611)	$595	$595
Total Repurchase Agreements						$(611)	$595	$595

(1)	Includes accrued interest.

62	PIMCO ETF TRUST	See Accompanying Notes

(Unaudited)

December 31, 2013

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of December 31, 2013:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral (Received)	Net Exposure (2)
Global/Master Repurchase Agreement
SSB	$595	$0	$0	$595	$(611)	$(16)
Total Borrowings and Other Financing Transactions	$595	$0	$0

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(c)	FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

	Type	Expiration Month	# of Contracts	Unrealized (Depreciation)	Variation Margin
Description					Asset	Liability
U.S. Treasury 10-Year Note March Futures	Long	03/2014	20	$(31)	$0	$(3)
Total Futures Contracts				$(31)	$0	$(3)

SWAP AGREEMENTS:

CREDIT	DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (1)

	Fixed Deal Receive Rate	Maturity Date	Notional Amount (2)	Market Value (3)	Unrealized Appreciation	Variation Margin
Index/Tranches						Asset	Liability
CDX.IG-20 10-Year Index	1.000%	06/20/2023	$1,500	$(7)	$31	$1	$0
CDX.IG-21 5-Year Index	1.000%	12/20/2018	4,000	73	41	3	0
Total Swap Agreements				$66	$72	$4	$0

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of December 31, 2013:

(d)	Securities with an aggregate market value of $106 and cash of $115 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of December 31, 2013. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$0	$4	$4	$0	$(3)	$0	$(3)

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2013	63

Schedule of Investments PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund (Cont.)

(Unaudited)

December 31, 2013

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk(1) exposure:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of December 31, 2013:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared Swap Agreements	$0	$4	$0	$0	$0	$4

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared Futures	$0	$0	$0	$0	$3	$3

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended December 31, 2013:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$355	$355
Swap Agreements	0	122	0	0	0	122
	$0	$122	$0	$0	$355	$477

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(31)	$(31)
Swap Agreements	0	71	0	0	0	71
	$0	$71	$0	$0	$(31)	$40

(1)	See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2013 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2013
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$62,991	$0	$62,991
Industrials	0	81,479	0	81,479
Utilities	0	25,265	0	25,265
U.S. Treasury Obligations	0	4,008	0	4,008
Short-Term Instruments
Repurchase Agreements	0	595	0	595
U.S. Treasury Bills	0	27	0	27
Total Investments	$0	$174,365	$0	$174,365

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$0	$4	$0	$4

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	$(3)	$0	$0	$(3)
Totals	$(3)	$174,369	$0	$174,366

There were no transfers between Level 1 and 2 during the period ended December 31, 2013.

64	PIMCO ETF TRUST	See Accompanying Notes

Schedule of Investments PIMCO Australia Bond Index Exchange-Traded Fund

(Unaudited)

December 31, 2013

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
INVESTMENTS IN SECURITIES 97.2%

AUSTRALIA 72.3%

CORPORATE BONDS & NOTES 18.6%

Australia & New Zealand Banking Group Ltd.
6.750% due 05/09/2016	AUD	500	$479

Commonwealth Bank of Australia
6.500% due 07/21/2015		500	469

National Australia Bank Ltd.
7.250% due 03/07/2018		1,000	995

Suncorp-Metway Ltd.
4.000% due 11/09/2018		500	445

Telstra Corp. Ltd.
6.250% due 04/15/2015		1,000	927

Wesfarmers Ltd.
4.750% due 03/12/2020		500	438

Westpac Banking Corp.
6.500% due 11/09/2015		500	473

Woolworths Ltd.
6.000% due 03/21/2019		500	476

			4,702

SOVEREIGN ISSUES 53.7%

Australia Government Bond
4.250% due 07/21/2017		640	594
4.750% due 10/21/2015		500	463
5.500% due 01/21/2018		720	698
5.500% due 04/21/2023		1,060	1,046
5.750% due 05/15/2021		800	800
6.000% due 02/15/2017		300	292

Australian Postal Corp.
5.000% due 11/13/2020		500	448

New South Wales Treasury Corp.
3.500% due 03/20/2019		820	721
6.000% due 02/01/2018		2,500	2,444
6.000% due 03/01/2022		200	197

Northern Territory Treasury Corp.
6.250% due 10/20/2015		500	472

Queensland Treasury Corp.
4.250% due 07/21/2023		800	685
5.500% due 06/21/2021		360	343

South Australian Government Financing Authority
5.750% due 09/20/2017		1,000	965

Tasmanian Public Finance
5.500% due 06/23/2014		300	272

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)

Treasury Corp. of Victoria
5.500% due 11/15/2018	AUD	1,400	$1,351
5.500% due 12/17/2024		1,000	951

Western Australia Treasury Corp.
7.000% due 10/15/2019		800	824

			13,566

Total Australia (Cost $20,359)			18,268

CANADA 1.9%

SOVEREIGN ISSUES 1.9%

Province of Ontario
6.250% due 09/29/2020	AUD	500	481

Total Canada (Cost $577)			481

GERMANY 3.8%

CORPORATE BONDS & NOTES 3.8%

KFW
5.500% due 02/09/2022	AUD	500	465
6.000% due 08/20/2020		500	483

Total Germany (Cost $1,120)			948

NETHERLANDS 1.8%

CORPORATE BONDS & NOTES 1.8%

Rabobank Group
6.500% due 04/20/2015	AUD	500	465

Total Netherlands (Cost $536)			465

NORWAY 3.1%

SOVEREIGN ISSUES 3.1%

Kommunalbanken A/S
6.500% due 04/12/2021	AUD	800	787

Total Norway (Cost $943)			787

SUPRANATIONAL 9.4%

CORPORATE BONDS & NOTES 9.4%

African Development Bank
5.750% due 01/25/2016	AUD	500	469

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)

Council of Europe Development Bank
5.750% due 09/16/2014	AUD	250	$228
6.000% due 10/08/2020		500	473

European Investment Bank
6.250% due 04/15/2015		100	93
6.250% due 06/08/2021		500	483

Nordic Investment Bank
5.000% due 04/19/2022		700	633

Total Supranational (Cost $2,664)			2,379

SWEDEN 1.8%

CORPORATE BONDS & NOTES 1.8%

Stadshypotek AB
4.250% due 10/10/2017	AUD	500	447

Total Sweden (Cost $521)			447

UNITED KINGDOM 2.6%

CORPORATE BONDS & NOTES 2.6%

HSBC Bank PLC
6.750% due 03/12/2015	AUD	700	650

Total United Kingdom (Cost $719)			650

SHORT-TERM INSTRUMENTS 0.5%

REPURCHASE AGREEMENTS (a) 0.5%
			134

Total Short-Term Instruments (Cost $134)			134

Total Investments in Securities (Cost $27,573)			24,559

Total Investments 97.2% (Cost $27,573)			$24,559

Financial Derivative Instruments (b) 0.0% (Cost or Premiums, net $0)			0

Other Assets and Liabilities, net 2.8%			715

Net Assets 100.0%			$25,274

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(a)	REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.000%	12/31/2013	01/02/2014	$134	Freddie Mac 2.000% due 01/30/2023	$(139)	$134	$134
Total Repurchase Agreements						$(139)	$134	$134

(1)	Includes accrued interest.

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2013	65

Schedule of Investments PIMCO Australia Bond Index Exchange-Traded Fund (Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received) as of December 31, 2013:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral (Received)	Net Exposure (2)
Global/Master Repurchase Agreement
SSB	$134	$0	$0	$134	$(139)	$(5)
Total Borrowings and Other Financing Transactions	$134	$0	$0

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(b)	FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered	Currency to be Received	Unrealized Appreciation/(Depreciation)
				Asset	Liability
CBK	01/2014	$134	AUD 150	$0	$0

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of December 31, 2013:

Counterparty	Financial Derivative Assets				Financial Derivative Liabilities
	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (1)
CBK	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Total Over the Counter	$0	$0	$0	$0	$0	$0	$0	$0

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk (1) exposure:

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended December 31, 2013:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain on Financial Derivative Instruments
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$86	$0	$86

(1)	See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

66	PIMCO ETF TRUST	See Accompanying Notes

(Unaudited)

December 31, 2013

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2013 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2013
Investments in Securities, at Value
Australia
Corporate Bonds & Notes	$0	$4,702	$0	$4,702
Sovereign Issues	0	13,566	0	13,566
Canada
Sovereign Issues	0	481	0	481
Germany
Corporate Bonds & Notes	0	948	0	948
Netherlands
Corporate Bonds & Notes	0	465	0	465
Norway
Sovereign Issues	0	787	0	787
Supranational
Corporate Bonds & Notes	0	2,379	0	2,379
Sweden
Corporate Bonds & Notes	0	447	0	447
United Kingdom
Corporate Bonds & Notes	0	650	0	650
Short-Term Instruments
Repurchase Agreements	0	134	0	134
Total Investments	$0	$24,559	$0	$24,559
Financial Derivative Instruments - Assets
Over the counter	$0	$0	$0	$0
Financial Derivative Instruments - Liabilities
Over the counter	$0	$0	$0	$0
Totals	$0	$24,559	$0	$24,559

There were no transfers between Level 1 and 2 during the period ended December 31, 2013.

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2013	67

Schedule of Investments PIMCO Canada Bond Index Exchange-Traded Fund

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
INVESTMENTS IN SECURITIES 99.2%

CANADA 99.2%

SOVEREIGN ISSUES 99.2%

Alberta Capital Finance Authority
4.650% due 06/15/2017	CAD	485	$501

Canada Government International Bond
1.500% due 06/01/2023		350	295
2.000% due 12/01/2014		210	200
2.000% due 06/01/2016		430	413
2.000% due 12/01/2041 (a)		288	318
4.000% due 06/01/2041		510	546
5.750% due 06/01/2033		160	207

Canada Housing Trust
1.850% due 12/15/2016		300	286
2.750% due 06/15/2016		1,220	1,189

Canada Post Corp.
4.080% due 07/16/2025		260	261

City of Montreal Canada
5.450% due 12/01/2019		855	910

City of Toronto Canada
4.500% due 12/02/2019		900	922

Financement-Quebec
2.400% due 12/01/2018		370	348
3.500% due 12/01/2016		340	338

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)

Hydro-Quebec
5.000% due 02/15/2045	CAD	900	$955
6.000% due 02/15/2040		220	263

Municipal Finance Authority of British Columbia
3.100% due 06/01/2014		1,080	1,025

Province of Alberta
2.750% due 12/01/2014		85	81
4.000% due 12/01/2019		450	458

Province of British Columbia
4.100% due 12/18/2019		560	573
4.300% due 06/18/2042		450	445

Province of Manitoba
4.400% due 09/05/2025		990	990

Province of New Brunswick
4.500% due 06/02/2020		990	1,024

Province of Newfoundland
4.650% due 10/17/2040		745	755

Province of Nova Scotia
4.100% due 06/01/2021		640	644
4.400% due 06/01/2042		380	372

Province of Ontario
3.150% due 06/02/2022		500	463
4.000% due 06/02/2021		570	569
4.650% due 06/02/2041		640	650
5.850% due 03/08/2033		1,355	1,572

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)

Province of Quebec
3.000% due 09/01/2023	CAD	370	$330
3.500% due 12/01/2022		1,260	1,186
5.000% due 12/01/2041		330	347
6.250% due 06/01/2032		170	202

Province of Saskatchewan
5.800% due 09/05/2033		735	866

Regional Municipality of Peel Ontario
5.100% due 06/29/2040		380	392

Regional Municipality of York
4.000% due 06/30/2021		520	512

Total Canada (Cost $23,859)			21,408

Total Investments in Securities (Cost $23,859)			21,408

Total Investments 99.2% (Cost $23,859)			$21,408

Financial Derivative Instruments (b) 0.0%
(Cost or Premiums, net $0)			(1)

Other Assets and Liabilities, net 0.8%			182

Net Assets 100.0%			$21,589

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Principal amount of security is adjusted for inflation.

(b) FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

	Unrealized Appreciation/(Depreciation)
Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Asset	Liability
BOA	02/2014	CAD	58		$55	$0	$0
	02/2014		$52	CAD	55	0	0
BPS	05/2014	CAD	146		$136	0	(1)
Total Forward Foreign Currency Contracts						$0	$(1)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of December 31, 2013:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (1)
BOA	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
BPS	0	0	0	0	(1)	0	0	(1)	(1)	0	(1)
Total Over the Counter	$0	$0	$0	$0	$(1)	$0	$0	$(1)

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

68	PIMCO ETF TRUST	See Accompanying Notes

(Unaudited)

December 31, 2013

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk (1) exposure:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of December 31, 2013:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Liabilities
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(1)	$0	$(1)

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended December 31, 2013:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain on Financial Derivative Instruments
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1	$0	$1
Net Change in Unrealized (Depreciation) on Financial Derivative Instruments
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(1)	$0	$(1)

(1)	See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2013 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2013
Investments in Securities, at Value
Canada
Sovereign Issues	$0	$21,408	$0	$21,408
Total Investments	$0	$21,408	$0	$21,408
Financial Derivative Instruments - Assets
Over the counter	0	0	0	0
Financial Derivative Instruments - Liabilities
Over the counter	0	(1)	0	(1)
Totals	$0	$21,407	$0	$21,407

There were no transfers between Level 1 and 2 during the period ended December 31, 2013.

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2013	69

Schedule of Investments PIMCO Germany Bond Index Exchange-Traded Fund

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
INVESTMENTS IN SECURITIES 97.7%

FRANCE 4.3%

SOVEREIGN ISSUES 4.3%

Caisse d’Amortissement de la Dette Sociale
2.500% due 10/25/2022	EUR	30	$42
3.750% due 10/25/2020		60	93

Total France (Cost $133)			135

GERMANY 76.9%

CORPORATE BONDS & NOTES 35.9%

Bayerische Landesbank
3.375% due 09/04/2017		80	120

Deutsche Bank AG
5.125% due 08/31/2017		50	78

Deutsche Postbank AG
3.750% due 02/12/2014		20	28

Eurogrid GmbH
3.875% due 10/22/2020		50	75

Evonik Industries AG
7.000% due 10/14/2014		20	29

HSH Nordbank AG
4.375% due 02/18/2014		40	55

Hypothekenbank Frankfurt AG
3.750% due 03/24/2014		50	69

K+S AG
5.000% due 09/24/2014		10	14

KFW
2.500% due 01/17/2022		140	202

LBBW
3.750% due 02/12/2014		20	28

Merck Financial Services GmbH
3.375% due 03/24/2015		30	43

Metro AG
7.625% due 03/05/2015		10	15

Norddeutsche Landesbank Girozentrale
1.625% due 07/17/2017		100	141
3.250% due 01/18/2021		40	61

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)

UniCredit Bank AG
2.625% due 05/31/2017	EUR	60	$88

Voith GmbH
5.375% due 06/21/2017		20	31

Volkswagen Financial Services AG
6.875% due 01/15/2014		40	55

			1,132

SOVEREIGN ISSUES 41.0%

Republic of Germany
1.500% due 09/04/2022		60	81
1.500% due 05/15/2023		60	80
1.750% due 07/04/2022		170	234
1.875% due 10/01/2015		40	57
3.500% due 10/07/2019		60	92
5.625% due 01/04/2028		20	38

State of Berlin
3.750% due 03/23/2015		70	100

State of Brandenburg
3.625% due 01/26/2015		30	43

State of Hesse
4.000% due 01/05/2015		70	100

State of North Rhine-Westphalia
2.875% due 05/20/2016		130	189
3.500% due 07/07/2021		90	138
4.500% due 02/15/2018		70	110

State of Saxony-Anhalt
4.000% due 09/26/2016		20	30

			1,292

Total Germany (Cost $2,302)			2,424

IRELAND 2.5%

CORPORATE BONDS & NOTES 2.5%

German Postal Pensions Securitisation PLC
3.750% due 01/18/2021		50	78

Total Ireland (Cost $75)			78

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
NETHERLANDS 14.0%

CORPORATE BONDS & NOTES 14.0%

Bayer Capital Corp. BV
4.625% due 09/26/2014	EUR	20	$28

Deutsche Bahn Finance BV
4.875% due 03/12/2019		50	80

Deutsche Telekom International Finance BV
7.500% due 01/24/2033		40	80

E.ON International Finance BV
4.875% due 01/28/2014		20	28
6.375% due 05/29/2017		20	32

EnBW International Finance BV
4.125% due 07/07/2015		30	43

LANXESS Finance BV
7.750% due 04/09/2014		20	28

Metro Finance BV
4.250% due 02/22/2017		20	30

RWE Finance BV
5.125% due 07/23/2018		20	32

Siemens Financieringsmaatschappij NV
5.625% due 06/11/2018		10	16

Volkswagen International Finance NV
7.000% due 02/09/2016		10	16

Wuerth Finance International BV
3.750% due 05/25/2018		20	30

Total Netherlands (Cost $415)			443

Total Investments in Securities (Cost $2,925)			3,080

Total Investments 97.7% (Cost $2,925)			$3,080

Financial Derivative Instruments (a) 0.0%
(Cost or Premiums, net $0)			0

Other Assets and Liabilities, net 2.3%			73

Net Assets 100.0%			$3,153

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.

(a)	FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received	Unrealized Appreciation/(Depreciation)
					Asset	Liability
BRC	01/2014	EUR	4	$ 6	$0	$0

70	PIMCO ETF TRUST	See Accompanying Notes

(Unaudited)

December 31, 2013

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of December 31, 2013:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (1)
BRC	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Total Over the Counter	$0	$0	$0	$0	$0	$0	$0	$0

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk (1) exposure:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of December 31, 2013:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$0	$0	$0

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended December 31, 2013:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$0	$0	$0

(1)	See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2013 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2013
Investments in Securities, at Value
France
Sovereign Issues	$0	$135	$0	$135
Germany
Corporate Bonds & Notes	0	1,132	0	1,132
Sovereign Issues	0	1,292	0	1,292
Ireland
Corporate Bonds & Notes	0	78	0	78
Netherlands
Corporate Bonds & Notes	0	443	0	443
Total Investments	$0	$3,080	$0	$3,080

Financial Derivative Instruments - Assets
Over the counter	$0	$0	$0	$0
Totals	$0	$3,080	$0	$3,080

There were no transfers between Level 1 and 2 during the period ended December 31, 2013.

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2013	71

Schedule of Investments PIMCO Build America Bond Exchange-Traded Fund

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
INVESTMENTS IN SECURITIES 98.8%

MUNICIPAL BONDS & NOTES 84.6%

ARIZONA 2.2%
Salt River Project Agricultural Improvement & Power District, Arizona Revenue Bonds, (BABs), Series 2010 4.839% due 01/01/2041	$480	$483

CALIFORNIA 40.8%
California State General Obligation Bonds, (BABs), Series 2010 7.950% due 03/01/2036	1,000	1,157
East Bay Municipal Utility District, California Revenue Bonds, (BABs), Series 2010 5.874% due 06/01/2040	800	911
Los Angeles Community College District, California General Obligation Bonds, (BABs), Series 2010 6.600% due 08/01/2042	1,000	1,226
Los Angeles County, California Metropolitan Transportation Authority Revenue Bonds, (BABs), Series 2010 5.735% due 06/01/2039	750	800
Los Angeles County, California Public Works Financing Authority Revenue Bonds, (BABs), Series 2010 7.488% due 08/01/2033	1,000	1,190
Los Angeles Department of Airports, California Revenue Bonds, (BABs), Series 2009 6.582% due 05/15/2039	740	844
Los Angeles, California Wastewater System Revenue Bonds, (BABs), Series 2010 5.813% due 06/01/2040	250	268
Sacramento Municipal Utility District, California Revenue Bonds, (BABs), Series 2010 6.156% due 05/15/2036	1,000	1,065
San Diego County, California Regional Airport Authority Revenue Bonds, (BABs), Series 2010 6.628% due 07/01/2040	800	861
University of California Revenue Bonds, (BABs), Series 2010 6.296% due 05/15/2050	500	544

		8,866

GEORGIA 5.1%
Municipal Electric Authority of Georgia Revenue Bonds, (BABs), Series 2010 6.637% due 04/01/2057	1,050	1,105

ILLINOIS 3.4%
Illinois State Toll Highway Authority Revenue Bonds, (BABs), Series 2009 6.184% due 01/01/2034	655	741

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
KENTUCKY 5.3%
Louisville & Jefferson County, Kentucky Metropolitan Sewer District Revenue Bonds, (BABs), Series 2010 6.250% due 05/15/2043	$1,000	$1,145

MARYLAND 2.5%
Maryland State Transportation Authority Revenue Bonds, (BABs), Series 2009 5.788% due 07/01/2029	500	555

MINNESOTA 2.1%
Southern Minnesota Municipal Power Agency Revenue Bonds, (BABs), Series 2010 5.926% due 01/01/2043	450	450

NEBRASKA 1.5%
Public Power Generation Agency, Nebraska Revenue Bonds, (BABs), Series 2009 7.242% due 01/01/2041	300	317

NEVADA 3.9%
Clark County, Nevada Airport System Revenue Bonds, (BABs), Series 2009 6.881% due 07/01/2042	790	838

NEW YORK 6.8%
Metropolitan Transportation Authority, New York Revenue Bonds, (BABs), Series 2010 6.548% due 11/15/2031	500	572
New York City, New York Transitional Finance Authority Future Tax Secured Revenue Bonds, (BABs), Series 2010 5.932% due 11/01/2036	500	530
New York City, New York Water & Sewer System Revenue Bonds, (BABs), Series 2010 6.282% due 06/15/2042	350	378

		1,480

OHIO 5.6%
American Municipal Power, Inc., Ohio Revenue Bonds, (BABs), Series 2010 6.270% due 02/15/2050	500	526
JobsOhio Beverage System Revenue Bonds, Series 2013 4.532% due 01/01/2035	750	690

		1,216

PENNSYLVANIA 1.2%
Pennsylvania Turnpike Commission Revenue Bonds, (BABs), Series 2009 5.848% due 12/01/2037	250	263

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
TEXAS 1.5%
Dallas Convention Center Hotel Development Corp., Texas Revenue Bonds, (BABs), Series 2009 7.088% due 01/01/2042	$290	$328

WASHINGTON 2.7%
Washington Biomedical Research Facilities Revenue Bonds, (BABs), Series 2010 6.516% due 07/01/2042	500	591

Total Municipal Bonds & Notes (Cost $18,781)		18,378

U.S. TREASURY OBLIGATIONS 12.9%

U.S. Treasury Notes
0.250% due 09/15/2014	100	100
0.250% due 10/31/2014	400	401
0.250% due 01/15/2015	2,000	2,002
0.250% due 01/31/2015	300	300

Total U.S. Treasury Obligations (Cost $2,802)		2,803

SHORT-TERM INSTRUMENTS 1.3%

REPURCHASE AGREEMENTS (a) 1.3%
		274

Total Short-Term Instruments (Cost $274)		274

Total Investments in Securities (Cost $21,857)		21,455

Total Investments 98.8% (Cost $21,857)		$21,455

Other Assets and Liabilities, net 1.2%		254

Net Assets 100.0%		$21,709

72	PIMCO ETF TRUST	See Accompanying Notes

(Unaudited)

December 31, 2013

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(a)	REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.000%	12/31/2013	01/02/2014	$274	U.S. Treasury Notes 2.125% due 12/31/2015	$(282)	$274	$274
Total Repurchase Agreements						$(282)	$274	$274

(1)	Includes accrued interest.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received) as of December 31, 2013:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral (Received)	Net Exposure (2)
Global/Master Repurchase Agreement
SSB	$274	$0	$0	$274	$(282)	$(8)
Total Borrowings and Other Financing Transactions	$274	$0	$0

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2013 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2013
Investments in Securities, at Value
Municipal Bonds & Notes
Arizona	$0	$483	$0	$483
California	0	8,866	0	8,866
Georgia	0	1,105	0	1,105
Illinois	0	741	0	741
Kentucky	0	1,145	0	1,145
Maryland	0	555	0	555
Minnesota	0	450	0	450
Nebraska	0	317	0	317
Nevada	0	838	0	838
New York	0	1,480	0	1,480
Ohio	0	1,216	0	1,216
Pennsylvania	0	263	0	263
Texas	0	328	0	328
Washington	0	591	0	591
U.S. Treasury Obligations	0	2,803	0	2,803
Short-Term Instruments
Repurchase Agreements	0	274	0	274
Total Investments	$0	$21,455	$0	$21,455

There were no transfers between Level 1 and 2 during the period ended December 31, 2013.

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2013	73

Schedule of Investments PIMCO Enhanced Short Maturity Exchange-Traded Fund

	PRINCIPAL AMOUNT (000s)		MARKET VALUE (000s)
INVESTMENTS IN SECURITIES 100.8%

CORPORATE BONDS & NOTES 64.4%

BANKING & FINANCE 39.3%

Achmea Hypotheekbank NV
0.592% due 11/03/2014	$500	$	501

American Express Centurion Bank
0.689% due 11/13/2015	15,000		15,075

American Express Credit Corp.
0.747% due 07/29/2016	10,025		10,080
1.750% due 06/12/2015	5,000		5,082

American Honda Finance Corp.
0.612% due 05/26/2016	10,000		10,029
1.000% due 08/11/2015	6,450		6,478
1.450% due 02/27/2015	18,275		18,451

American International Group, Inc.
4.250% due 09/15/2014	29,265		30,007
5.050% due 10/01/2015	6,000		6,432

Bank Nederlandse Gemeenten
1.375% due 03/23/2015	19,000		19,238
2.500% due 01/11/2016	2,500		2,590
3.125% due 01/12/2015	5,300		5,449

Bank of America Corp.
4.500% due 04/01/2015	14,400		15,070
7.375% due 05/15/2014	50,500		51,762

Bank of Montreal
2.625% due 01/25/2016	4,400		4,579
2.850% due 06/09/2015	28,000		28,957

Bank of New York Mellon Corp.
0.469% due 03/04/2016	5,600		5,595

Bank of Nova Scotia
1.050% due 03/20/2015	22,200		22,382
1.250% due 11/07/2014 (d)	14,450		14,570
1.650% due 10/29/2015	17,000		17,341
1.750% due 03/22/2017	5,300		5,403
1.850% due 01/12/2015	2,470		2,508

Bank of Tokyo-Mitsubishi UFJ Ltd.
0.687% due 02/26/2016	7,000		7,010

Banque PSA Finance S.A.
2.146% due 04/04/2014	4,750		4,748
3.375% due 04/04/2014	500		500

Branch Banking & Trust Co.
0.568% due 10/28/2015	12,000		12,023

Caisse Centrale Desjardins
1.600% due 03/06/2017	1,400		1,418
2.550% due 03/24/2016	10,000		10,412

Canadian Imperial Bank of Commerce
2.600% due 07/02/2015	23,000		23,733

CDP Financial, Inc.
3.000% due 11/25/2014	26,787		27,441

Citigroup, Inc.
0.518% due 11/05/2014	500		500
1.198% due 07/25/2016	19,800		20,018
2.250% due 08/07/2015	7,000		7,148
2.650% due 03/02/2015	17,080		17,431
4.750% due 05/19/2015	510		537
5.500% due 10/15/2014	6,109		6,337
6.010% due 01/15/2015	4,000		4,213

Dexia Credit Local S.A.
0.618% due 11/07/2016	5,000		5,001
1.250% due 10/18/2016	11,600		11,608

DNB Boligkreditt A/S
1.450% due 03/21/2019	3,500		3,428
2.100% due 10/14/2016	29,500		30,267
2.900% due 03/29/2017	7,000		7,325

	PRINCIPAL AMOUNT (000s)		MARKET VALUE (000s)

EnCana Holdings Finance Corp.
5.800% due 05/01/2014	$11,220	$	11,415

Erste Abwicklungsanstalt
0.537% due 01/29/2016	23,200		23,285

Export-Import Bank of Korea
1.094% due 09/17/2016	17,900		17,971
1.250% due 11/20/2015	8,000		8,045
2.046% due 03/21/2015	7,000		7,009
3.750% due 10/20/2016	2,500		2,661
5.875% due 01/14/2015	5,550		5,840
8.125% due 01/21/2014	4,950		4,970

FMS Wertmanagement AoeR
0.494% due 06/30/2015	600		602

Ford Motor Credit Co. LLC
0.992% due 01/17/2017	3,000		3,014
2.500% due 01/15/2016	400		411
3.875% due 01/15/2015	1,400		1,445
7.000% due 04/15/2015	8,500		9,160

General Electric Capital Corp.
0.436% due 10/06/2015	21,200		21,176
0.443% due 01/08/2016	26,200		26,088
0.624% due 07/10/2015	1,550		1,556
0.843% due 12/11/2015	14,032		14,146
1.000% due 08/11/2015	8,600		8,669

Goldman Sachs Group, Inc.
0.744% due 01/12/2015	9,000		8,997
3.300% due 05/03/2015	55,805		57,516
5.000% due 10/01/2014	20,128		20,772
5.125% due 01/15/2015	7,900		8,254
5.500% due 11/15/2014	250		261

Hana Bank
1.364% due 11/09/2016	2,000		2,010
4.000% due 11/03/2016	3,800		4,040

Harley-Davidson Financial Services, Inc.
1.150% due 09/15/2015	4,000		4,015

HSBC Bank PLC
3.500% due 06/28/2015	1,000		1,043

HSBC Finance Corp.
0.669% due 06/01/2016	4,000		3,996
3.750% due 11/15/2014	1,000		1,017
5.500% due 01/19/2016	1,000		1,085

HSBC USA, Inc.
2.375% due 02/13/2015	16,800		17,147

HSH Nordbank AG
0.389% due 12/31/2015	27,700		27,457

Hyundai Capital Services, Inc.
6.000% due 05/05/2015	7,400		7,872

Industrial Bank of Korea
4.375% due 08/04/2015	8,375		8,808

ING Bank NV
1.642% due 06/09/2014	3,000		3,017

International Lease Finance Corp.
5.650% due 06/01/2014	300		306
6.500% due 09/01/2014	4,450		4,617
8.625% due 09/15/2015	2,000		2,227

Intesa Sanpaolo SpA
2.638% due 02/24/2014	1,500		1,504

John Deere Capital Corp.
0.750% due 01/22/2016	3,400		3,393

JPMorgan Chase & Co.
0.689% due 04/23/2015	51,775		51,894
0.857% due 02/26/2016	14,600		14,668
0.904% due 10/15/2015	29,692		29,822

JPMorgan Chase Bank N.A.
0.486% due 07/30/2015	1,650		1,651

	PRINCIPAL AMOUNT (000s)		MARKET VALUE (000s)

Kookmin Bank
7.250% due 05/14/2014	$15,350	$	15,709

Korea Development Bank
0.693% due 06/11/2015	10,000		9,974
4.375% due 08/10/2015	10,940		11,532
8.000% due 01/23/2014	8,900		8,938

MetLife Institutional Funding
1.625% due 04/02/2015	4,000		4,046

MetLife, Inc.
2.375% due 02/06/2014	5,000		5,009

Morgan Stanley
1.838% due 01/24/2014	2,365		2,367
2.875% due 07/28/2014	650		659
4.100% due 01/26/2015	2,700		2,793
4.200% due 11/20/2014	15,233		15,721
6.000% due 05/13/2014	30,129		30,706
6.000% due 04/28/2015	9,900		10,547

Muenchener Hypothekenbank eG
1.125% due 07/13/2015	1,200		1,209

National Rural Utilities Cooperative Finance Corp.
1.000% due 02/02/2015	2,750		2,767

NIBC Bank NV
2.800% due 12/02/2014	8,152		8,334

Norddeutsche Landesbank Girozentrale
0.875% due 10/16/2015	41,000		41,162

Nordea Bank AB
3.700% due 11/13/2014	2,259		2,322

Nordea Eiendomskreditt A/S
2.125% due 09/22/2017	4,000		4,121

NRW Bank
0.443% due 07/08/2016	49,260		49,322

PACCAR Financial Corp.
0.509% due 02/08/2016	5,500		5,502
0.800% due 02/08/2016	2,500		2,497
1.050% due 06/05/2015	1,000		1,009

Petrobras Global Finance BV
1.857% due 05/20/2016	7,100		7,100

Prudential Covered Trust
2.997% due 09/30/2015	10,200		10,520

QNB Finance Ltd.
3.125% due 11/16/2015	14,000		14,472

Rabobank Group
2.250% due 07/31/2015	5,000		5,130
3.200% due 03/11/2015	700		722

Royal Bank of Canada
0.625% due 12/05/2016	5,000		5,001
1.200% due 09/19/2018	10,000		9,916

Royal Bank of Scotland Group PLC
2.550% due 09/18/2015	2,000		2,046

Russian Agricultural Bank OJSC Via RSHB Capital S.A.
9.000% due 06/11/2014	4,200		4,343

SLM Corp.
0.538% due 01/27/2014	10,200		10,188
3.875% due 09/10/2015	700		727
5.050% due 11/14/2014	300		311
6.250% due 01/25/2016	2,000		2,168

Standard Chartered PLC
3.200% due 05/12/2016	20,816		21,756
3.850% due 04/27/2015	17,590		18,299

Svensk Exportkredit AB
0.387% due 04/29/2016	21,850		21,868
0.422% due 06/12/2017	6,000		6,009
0.539% due 01/23/2017	16,350		16,408
0.614% due 11/09/2017	20,625		20,805

74	PIMCO ETF TRUST	See Accompanying Notes

(Unaudited)

December 31, 2013

	PRINCIPAL AMOUNT (000s)		MARKET VALUE (000s)

Svenska Handelsbanken AB
0.696% due 03/21/2016	$26,630	$	26,705

Swedbank Hypotek AB
2.950% due 03/28/2016 (a)	16,200		16,978

Temasek Financial Ltd.
4.500% due 09/21/2015	1,000		1,068

Toronto-Dominion Bank
2.200% due 07/29/2015	63,000		64,695

Toyota Motor Credit Corp.
0.391% due 03/10/2015	10,400		10,417
0.528% due 05/17/2016	21,400		21,474

Union Bank N.A.
0.996% due 09/26/2016	5,400		5,452

WEA Finance LLC
5.750% due 09/02/2015	5,400		5,827

Westpac Banking Corp.
1.044% due 07/17/2015	1,200		1,211

			1,521,391

INDUSTRIALS 18.7%

AbbVie, Inc.
1.200% due 11/06/2015	39,750		40,172

Altria Group, Inc.
7.750% due 02/06/2014	6,900		6,945

America Movil S.A.B. de C.V.
1.244% due 09/12/2016	31,000		31,342
2.375% due 09/08/2016	2,700		2,792
3.625% due 03/30/2015	4,700		4,876
5.500% due 03/01/2014	3,300		3,327

Amgen, Inc.
1.875% due 11/15/2014	15,000		15,170
4.850% due 11/18/2014	3,200		3,320

Anadarko Petroleum Corp.
5.750% due 06/15/2014	1,500		1,532
7.625% due 03/15/2014	24,430		24,756

Anglo American Capital PLC
9.375% due 04/08/2014	16,149		16,508

Anheuser-Busch Cos. LLC
5.000% due 01/15/2015	1,445		1,512

Anheuser-Busch InBev Worldwide, Inc.
0.800% due 07/15/2015	12,100		12,165
4.125% due 01/15/2015	1,318		1,368

BAT International Finance PLC
1.400% due 06/05/2015	7,500		7,566

BMW Finance NV
0.823% due 06/16/2014 (b)	9,000		9,015

Boston Scientific Corp.
6.250% due 11/15/2015	6,000		6,557

Cameron International Corp.
1.150% due 12/15/2016	5,400		5,386
1.169% due 06/02/2014	5,693		5,710

Campbell Soup Co.
0.542% due 08/01/2014	18,556		18,583

CNOOC Finance Ltd.
1.125% due 05/09/2016	3,000		2,991

CNPC General Capital Ltd.
1.450% due 04/16/2016	3,350		3,320

Covidien International Finance S.A.
1.350% due 05/29/2015	5,500		5,542
2.800% due 06/15/2015	3,000		3,086

COX Communications, Inc.
5.450% due 12/15/2014	1,465		1,531
5.500% due 10/01/2015	792		851

	PRINCIPAL AMOUNT (000s)		MARKET VALUE (000s)

CSX Corp.
5.300% due 02/15/2014	$400	$	402

Daimler Finance North America LLC
0.843% due 01/09/2015	270		271
0.857% due 03/28/2014	6,900		6,910
0.922% due 08/01/2016	2,000		2,005
1.024% due 04/10/2014	21,515		21,555
1.650% due 04/10/2015	550		554
1.875% due 09/15/2014	1,500		1,513
2.300% due 01/09/2015	7,300		7,403

Dell, Inc.
0.847% due 04/01/2014	525		523

Devon Energy Corp.
0.694% due 12/15/2015	15,150		15,169
5.625% due 01/15/2014	2,200		2,204

Diageo Capital PLC
7.375% due 01/15/2014	2,588		2,594

Ecolab, Inc.
1.000% due 08/09/2015	2,500		2,509
3.000% due 12/08/2016	2,000		2,097

Energy Transfer Partners LP
8.500% due 04/15/2014	1,777		1,815

Ensco PLC
3.250% due 03/15/2016	4,000		4,178

Enterprise Products Operating LLC
5.000% due 03/01/2015	2,400		2,515
5.600% due 10/15/2014	1,500		1,559
9.750% due 01/31/2014	4,500		4,532

ERAC USA Finance LLC
2.250% due 01/10/2014	7,131		7,133

Express Scripts Holding Co.
2.100% due 02/12/2015	5,916		6,003
2.750% due 11/21/2014	23,989		24,456

FBG Finance Ltd.
5.125% due 06/15/2015	9,000		9,552

Foster’s Finance Corp.
4.875% due 10/01/2014	1,200		1,237

Freeport-McMoRan Copper & Gold, Inc.
1.400% due 02/13/2015	3,300		3,319

General Mills, Inc.
0.537% due 01/29/2016	6,800		6,809

Gilead Sciences, Inc.
2.400% due 12/01/2014	2,550		2,593

Glencore Funding LLC
6.000% due 04/15/2014	5,568		5,648

Harley-Davidson Funding Corp.
5.750% due 12/15/2014	5,110		5,338

Hewlett-Packard Co.
6.125% due 03/01/2014	14,700		14,825

Hutchison Whampoa International Ltd.
4.625% due 09/11/2015	1,390		1,474
6.250% due 01/24/2014	2,000		2,006

International Business Machines Corp.
0.550% due 02/06/2015	8,650		8,665

Johnson Controls, Inc.
0.652% due 02/04/2014	350		350

Kansas City Southern de Mexico S.A. de C.V.
0.937% due 10/28/2016	320		320

Kellogg Co.
0.469% due 02/13/2015	1,200		1,202

Korea National Oil Corp.
5.375% due 07/30/2014	1,690		1,734

Linde Finance BV
3.625% due 11/13/2014	4,294		4,412

	PRINCIPAL AMOUNT (000s)		MARKET VALUE (000s)

Maytag Corp.
6.450% due 08/15/2014	$450	$	466

Merck Sharp & Dohme Corp.
4.000% due 06/30/2015	2,850		2,996

Mondelez International, Inc.
6.750% due 02/19/2014	12,009		12,102

Nabors Industries, Inc.
2.350% due 09/15/2016	2,750		2,779

NBCUniversal Enterprise, Inc.
0.781% due 04/15/2016	11,500		11,569
0.929% due 04/15/2018	14,200		14,267

NBCUniversal Media LLC
2.875% due 04/01/2016	2,556		2,662
3.650% due 04/30/2015	1,300		1,352

Newell Rubbermaid, Inc.
2.000% due 06/15/2015	1,500		1,520

Nexen Energy ULC
5.200% due 03/10/2015	700		733

Nissan Motor Acceptance Corp.
0.946% due 09/26/2016	32,775		32,972
1.950% due 09/12/2017	2,200		2,184
4.500% due 01/30/2015	8,845		9,197

Pearson Dollar Finance PLC
5.700% due 06/01/2014	1,700		1,732

Penske Truck Leasing Co. LP
2.500% due 07/11/2014	9,600		9,679
2.500% due 03/15/2016	1,200		1,230
3.125% due 05/11/2015	5,950		6,122

PepsiCo, Inc.
0.447% due 02/26/2016	6,000		6,007

Phillips 66
1.950% due 03/05/2015	5,284		5,359

Rogers Communications, Inc.
5.500% due 03/15/2014	14,870		15,025

SABIC Capital BV
3.000% due 11/02/2015	1,100		1,137

SABMiller Holdings, Inc.
0.932% due 08/01/2018	4,500		4,527
1.850% due 01/15/2015	14,940		15,123

SABMiller PLC
6.500% due 07/01/2016	1,125		1,270

Tesco PLC
2.000% due 12/05/2014	4,150		4,203

Teva Pharmaceutical Finance BV
0.746% due 03/21/2014	3,806		3,809
1.700% due 03/21/2014	2,500		2,508

Thermo Fisher Scientific, Inc.
2.050% due 02/21/2014	18,599		18,630
2.250% due 08/15/2016	500		512
3.200% due 05/01/2015	2,755		2,846
3.200% due 03/01/2016	1,250		1,308
3.250% due 11/20/2014	12,363		12,628

Total Capital Canada Ltd.
0.624% due 01/15/2016	10,900		10,963

Tyco Electronics Group S.A.
1.600% due 02/03/2015	1,500		1,515

Union Pacific Corp.
5.125% due 02/15/2014	950		955

UnitedHealth Group, Inc.
0.850% due 10/15/2015	2,500		2,511

Volkswagen International Finance NV
0.675% due 11/18/2016	30,100		30,190
1.150% due 11/20/2015	6,500		6,558
1.625% due 03/22/2015	7,865		7,956

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2013	75

Schedule of Investments PIMCO Enhanced Short Maturity Exchange-Traded Fund (Cont.)

	PRINCIPAL AMOUNT (000s)		MARKET VALUE (000s)

Volvo Treasury AB
5.950% due 04/01/2015	$605	$	640

Walgreen Co.
0.744% due 03/13/2014	10,560		10,571

WellPoint, Inc.
1.250% due 09/10/2015	4,000		4,030

WM Wrigley Jr. Co.
3.700% due 06/30/2014	3,099		3,147

Woodside Finance Ltd.
4.500% due 11/10/2014	1,150		1,186
8.125% due 03/01/2014	750		759

Woolworths Ltd.
2.550% due 09/22/2015	4,200		4,320

WPP Finance UK
8.000% due 09/15/2014	4,300		4,515

Xstrata Finance Canada Ltd.
2.850% due 11/10/2014	2,700		2,738

			724,315

UTILITIES 6.4%

AK Transneft OJSC Via TransCapitalInvest Ltd.
5.670% due 03/05/2014	7,150		7,207

BP Capital Markets PLC
0.568% due 11/06/2015	2,000		2,004
0.658% due 11/07/2016	7,300		7,336
0.700% due 11/06/2015	200		201
0.876% due 09/26/2018	29,450		29,525
3.125% due 10/01/2015	5,075		5,304

Dominion Resources, Inc.
1.800% due 03/15/2014	7,805		7,827
1.950% due 08/15/2016	2,445		2,487

Duke Energy Carolinas LLC
1.750% due 12/15/2016	9,000		9,190

Duke Energy Corp.
6.300% due 02/01/2014	7,134		7,165

Electricite de France
5.500% due 01/26/2014	3,196		3,205

Gazprom OAO Via Gaz Capital S.A.
5.092% due 11/29/2015	1,500		1,599
8.125% due 07/31/2014	11,800		12,304

Gazprom OAO Via White Nights Finance BV
10.500% due 03/08/2014	8,800		8,932
10.500% due 03/25/2014	16,750		17,165

Korea Electric Power Corp.
3.000% due 10/05/2015	3,500		3,607

Korea Gas Corp.
6.000% due 07/15/2014	950		976

Korea Hydro & Nuclear Power Co. Ltd.
3.125% due 09/16/2015	3,800		3,918
6.250% due 06/17/2014	1,200		1,229

Metropolitan Edison Co.
4.875% due 04/01/2014	362		365

NextEra Energy Capital Holdings, Inc.
1.339% due 09/01/2015	3,500		3,525

Petronas Global Sukuk Ltd.
4.250% due 08/12/2014	12,950		13,227

Plains All American Pipeline LP
5.875% due 08/15/2016	1,000		1,102

Qtel International Finance Ltd.
6.500% due 06/10/2014	1,500		1,536

Ras Laffan Liquefied Natural Gas Co. Ltd.
5.500% due 09/30/2014	22,300		23,080

	PRINCIPAL AMOUNT (000s)		MARKET VALUE (000s)

Sempra Energy
2.000% due 03/15/2014	$6,000	$	6,019

Shell International Finance BV
0.451% due 11/15/2016	12,550		12,570

Southern California Edison Co.
0.693% due 09/15/2014	4,000		4,010

Telefonos de Mexico S.A.B. de C.V.
5.500% due 01/27/2015	1,800		1,878

Verizon Communications, Inc.
0.857% due 03/28/2014	5,200		5,207
1.250% due 11/03/2014	8,200		8,249
1.773% due 09/15/2016	12,400		12,783
1.950% due 03/28/2014	11,565		11,608

Vodafone Group PLC
4.150% due 06/10/2014	2,720		2,764
5.375% due 01/30/2015	10,500		11,019

			250,123

Total Corporate Bonds & Notes (Cost $2,489,022)			2,495,829

MUNICIPAL BONDS & NOTES 3.5%

ARKANSAS 0.0%

Arkansas Student Loan Authority Revenue Bonds, Series 2010
1.138% due 11/25/2043	1,270		1,271

CALIFORNIA 1.7%

California State General Obligation Notes, Series 2009
4.850% due 10/01/2014	1,500		1,548
5.250% due 04/01/2014	13,500		13,661
5.450% due 04/01/2015	7,400		7,856

California State General Obligation Notes, Series 2010
3.950% due 11/01/2015	160		170

California State General Obligation Notes, Series 2013
0.850% due 02/01/2015	5,000		5,010
1.050% due 02/01/2016	7,500		7,536
1.250% due 11/01/2016	4,500		4,526

Irvine Ranch Water District Joint Powers Agency, California Revenue Notes, Series 2012
2.388% due 03/15/2014	4,500		4,503

Orange County, California Revenue Notes, Series 2013
0.730% due 05/01/2014	5,000		5,006
0.760% due 06/30/2014	1,500		1,503

University of California Revenue Bonds, Series 2011
0.749% due 07/01/2041	13,000		13,002

			64,321

MASSACHUSETTS 0.1%

Commonwealth of Massachusetts General Obligation Notes, Series 2012
0.400% due 01/01/2017	5,000		4,979

MICHIGAN 0.2%

Oakland County, Michigan Certificates of Participation Bonds, Series 2007
6.250% due 04/01/2020	3,000		3,043

Oakland County, Michigan Certificates of Participation Notes, Series 2007
6.000% due 04/01/2016	5,700		5,777

			8,820

MINNESOTA 0.1%

Northstar Education Finance, Inc., Minnesota Revenue Bonds, Series 2004
0.428% due 04/29/2019	933		920

	PRINCIPAL AMOUNT (000s)		MARKET VALUE (000s)

Tobacco Securitization Authority, Minnesota Revenue Notes, Series 2011
2.643% due 03/01/2014	$300	$	301
3.093% due 03/01/2015	900		924

			2,145

NEW JERSEY 0.4%

New Jersey Economic Development Authority Revenue Notes, Series 2012
0.640% due 02/01/2015	2,950		2,951

New Jersey Economic Development Authority Revenue Notes, Series 2013
0.857% due 03/01/2015	10,500		10,527

			13,478

NEW YORK 0.8%

New York City, New York General Obligation Bonds, Series 2003
5.000% due 10/15/2014	3,000		3,105
5.000% due 10/15/2015	900		965

New York City, New York General Obligation Notes, Series 2007
5.000% due 10/01/2014	6,100		6,297
5.125% due 10/01/2015	7,000		7,541

New York City, New York General Obligation Notes, Series 2010
2.230% due 10/01/2014	2,680		2,714
3.100% due 03/01/2015	700		719

New York City, New York General Obligation Notes, Series 2011
2.680% due 06/01/2017	8,000		8,316

New York State Dormitory Authority Revenue Notes, Series 2012
5.000% due 10/01/2015	2,000		2,158

			31,815

PENNSYLVANIA 0.1%

Commonwealth Financing Authority, Pennsylvania Revenue Notes, Series 2013
0.545% due 06/01/2014	950		950
0.745% due 06/01/2015	1,195		1,189

			2,139

SOUTH DAKOTA 0.0%

Educational Enhancement Funding Corp., South Dakota Revenue Notes, Series 2013
0.855% due 06/01/2014	1,495		1,493

TEXAS 0.1%

Harris County, Texas General Obligation Notes, Series 2012
2.250% due 10/01/2015	400		411

Texas State General Obligation Notes, Series 2013
0.568% due 06/01/2018	3,800		3,802

			4,213

VIRGINIA 0.0%

Fairfax County, Virginia Redevelopment & Housing Authority Revenue Notes, Series 2013
0.660% due 03/01/2015	200		200

Total Municipal Bonds & Notes (Cost $134,781)			134,874

76	PIMCO ETF TRUST	See Accompanying Notes

(Unaudited)

December 31, 2013

	PRINCIPAL AMOUNT (000s)		MARKET VALUE (000s)
U.S. GOVERNMENT AGENCIES 4.7%

Fannie Mae
0.415% due 08/27/2036 - 05/25/2037	$5,591	$	5,601
0.500% due 04/29/2016	10,000		9,967
0.515% due 11/25/2036	1,112		1,114
0.565% due 06/25/2026 - 12/25/2043	42,030		42,065
0.585% due 03/25/2037	1,505		1,506
0.595% due 08/25/2015	7,736		7,724
0.615% due 05/25/2017 - 06/25/2042	3,866		3,863
0.665% due 06/25/2031 - 12/25/2040	1,858		1,862
0.715% due 03/18/2032 - 09/25/2041	10,395		10,435
0.745% due 06/25/2041	7,801		7,837
0.845% due 12/25/2037 - 02/25/2041	4,327		4,341
0.865% due 05/25/2037	554		558
0.868% due 01/01/2021	3,333		3,346
0.915% due 02/25/2040	435		438
1.015% due 07/25/2038	822		834
3.000% due 02/01/2043 - 06/01/2043	565		538
4.523% due 04/01/2014	316		315

FDIC Structured Sale Guaranteed Notes
0.670% due 11/29/2037	1,059		1,058

Federal Farm Credit Bank
0.199% due 09/12/2016	32,007		32,010

Freddie Mac
0.407% due 05/15/2036	341		341
0.417% due 11/15/2036	26		26
0.487% due 02/15/2037	3,889		3,888
0.587% due 04/15/2041	1,347		1,351
0.667% due 07/15/2039	711		715

Ginnie Mae
0.467% due 09/20/2033	87		87
0.719% due 04/20/2062	7,300		7,310
0.869% due 02/20/2062	9,380		9,534
1.219% due 02/20/2062	7,239		7,311
6.000% due 12/15/2033	56		64
6.500% due 11/15/2033 - 09/15/2034	57		64
7.000% due 01/15/2024 - 07/15/2032	299		322
7.500% due 07/15/2014 - 06/15/2028	266		288
10.000% due 02/15/2016 - 04/15/2025	44		46
10.500% due 09/15/2015	1		1
11.000% due 07/15/2015 - 09/20/2019	6		4
11.500% due 08/15/2015 - 11/15/2019	1		1
13.000% due 10/20/2014 - 03/20/2015	1		0

NCUA Guaranteed Notes
0.521% due 12/07/2020	2,003		2,006
0.539% due 11/06/2017	5,595		5,602
0.549% due 03/06/2020	3,081		3,092
0.729% due 12/08/2020	3,778		3,817
1.600% due 10/29/2020	2,460		2,480

Total U.S. Government Agencies (Cost $183,588)			183,762

	PRINCIPAL AMOUNT (000s)		MARKET VALUE (000s)
U.S. TREASURY OBLIGATIONS 2.4%

U.S. Treasury Notes
0.250% due 11/30/2015 (d)	$19,500	$	19,462
0.625% due 11/15/2016 (d)	73,400		73,177

Total U.S. Treasury Obligations (Cost $93,011)			92,639

MORTGAGE-BACKED SECURITIES 4.8%

Banc of America Commercial Mortgage Trust
5.734% due 05/10/2045	1,300		1,419

Banc of America Mortgage Trust
2.869% due 03/25/2034	576		576

Banc of America/Merrill Lynch Commercial Mortgage, Inc.
4.877% due 07/10/2042	1,915		1,936

BCAP LLC Trust
2.517% due 05/26/2036	1,938		1,942

Bear Stearns Adjustable Rate Mortgage Trust
2.548% due 08/25/2033	2,516		2,491

Bear Stearns Commercial Mortgage Securities Trust
4.715% due 02/11/2041	420		420
4.735% due 09/11/2042	46		46
4.978% due 07/11/2042	7,748		7,881

Citigroup/Deutsche Bank Commercial Mortgage Trust
5.205% due 12/11/2049	69		69
5.218% due 07/15/2044	2,000		2,122
5.289% due 12/11/2049	7,908		8,524
5.305% due 01/15/2046	4,174		4,474

Commercial Mortgage Trust
0.297% due 12/15/2020	1,699		1,679
2.365% due 02/10/2029	11,100		11,367

Credit Suisse Commercial Mortgage Trust
5.297% due 12/15/2039	5,070		5,459
5.669% due 03/15/2039	5,309		5,773
5.760% due 09/15/2039	1,000		1,010

DBRR Trust
0.853% due 02/25/2045	13,354		13,293
0.946% due 09/25/2045	14,867		14,868

Fosse Master Issuer PLC
1.646% due 10/18/2054	2,858		2,874

GS Mortgage Securities Trust
5.396% due 08/10/2038	3,874		3,914

JPMorgan Chase Commercial Mortgage Securities Pass-ThroughTrust
5.250% due 05/15/2041	2,813		2,824

JPMorgan Chase Commercial Mortgage Securities Trust
1.525% due 07/15/2046	118		118
4.654% due 01/12/2037	660		662
4.818% due 01/15/2042	3,791		3,902
4.928% due 09/12/2037	534		534
5.190% due 12/15/2044	2,333		2,380
5.201% due 08/12/2037	1,485		1,499
5.506% due 12/12/2044	4,059		4,201
5.689% due 02/12/2049	3,559		3,794
5.806% due 06/15/2049	2,539		2,715

LB-UBS Commercial Mortgage Trust
5.150% due 04/15/2030	12,200		12,713

Mellon Residential Funding Corp. Mortgage Pass-Through Trust
0.867% due 11/15/2031	2,805		2,771

Merrill Lynch Floating Trust
0.706% due 07/09/2021	9,434		9,406

Merrill Lynch Mortgage Investors Trust
6.720% due 11/15/2026	1,044		1,108

	PRINCIPAL AMOUNT (000s)		MARKET VALUE (000s)

Merrill Lynch Mortgage Trust
5.176% due 02/12/2042	$340	$	341
5.280% due 02/12/2042	500		505

Morgan Stanley Capital Trust
1.085% due 03/15/2045	1,523		1,527
4.989% due 08/13/2042	1,200		1,255
5.385% due 06/15/2038	400		403
5.417% due 03/12/2044	5,000		5,342
5.439% due 02/12/2044	211		213
5.610% due 04/15/2049	114		115

Morgan Stanley Re-REMIC Trust
5.804% due 08/12/2045	2,200		2,408

RBSSP Resecuritization Trust
0.665% due 10/26/2036	735		695
2.374% due 12/26/2036	4,408		4,448
2.705% due 05/26/2037	3,900		3,877

UBS-Citigroup Commercial Mortgage Trust
1.524% due 01/10/2045	3,410		3,446

Wachovia Bank Commercial Mortgage Trust
0.247% due 06/15/2020	237		235

WaMu Commercial Mortgage Securities Trust
5.787% due 03/23/2045	16,678		17,092

WFRBS Commercial Mortgage Trust
1.456% due 11/15/2044	1,065		1,072
1.607% due 06/15/2044	2,435		2,454

Total Mortgage-Backed Securities (Cost $186,937)			186,192

ASSET-BACKED SECURITIES 7.2%

ACA CLO Ltd.
0.488% due 07/25/2018	1,746		1,741

AIMCO CLO
0.492% due 10/20/2019	344		341

Ally Auto Receivables Trust
0.740% due 04/15/2016	4,941		4,950

ALM Loan Funding
1.037% due 11/20/2020	583		583

Apidos CDO Ltd.
0.498% due 07/27/2017	296		295
0.502% due 06/12/2020	3,126		3,108

Ares CLO Ltd.
0.488% due 02/24/2018	444		444
0.868% due 11/25/2020	10,674		10,534

Avenue CLO Ltd.
0.502% due 07/20/2018	3,977		3,972

Callidus Debt Partners CLO Fund Ltd.
0.504% due 04/17/2020	578		577

Carlyle Veyron CLO Ltd.
0.494% due 07/15/2018	3,166		3,155

Celf Loan Partners Ltd.
1.297% due 07/25/2019	5,068		5,069

Centurion CDO Ltd.
0.562% due 03/08/2017	11,199		11,178

Citibank Credit Card Issuance Trust
0.408% due 02/07/2018	12,000		12,009

Citibank Omni Master Trust
2.917% due 08/15/2018	63,750		64,722
4.900% due 11/15/2018	19,320		20,031
5.350% due 08/15/2018	2,500		2,573

Collegiate Funding Services Education Loan Trust
0.347% due 12/28/2021	44		44

Cornerstone CLO Ltd.
0.464% due 07/15/2021	4,000		3,910

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2013	77

Schedule of Investments PIMCO Enhanced Short Maturity Exchange-Traded Fund (Cont.)

	PRINCIPAL AMOUNT (000s)		MARKET VALUE (000s)

Denali Capital CLO Ltd.
0.502% due 04/21/2020	$1,196	$	1,196

Dryden Leveraged Loan CDO
0.482% due 10/20/2020	3,688		3,654

Duane Street CLO Ltd.
0.496% due 01/11/2021	1,696		1,677

Educational Services of America, Inc.
0.895% due 04/25/2039	4,187		4,195

Fore CLO Ltd.
0.487% due 07/20/2019	2,463		2,446

Four Corners CLO Ltd.
0.516% due 01/26/2020	1,369		1,360

Franklin CLO Ltd.
0.503% due 06/15/2018	3,053		3,016

Fraser Sullivan CLO Ltd.
0.503% due 03/15/2020	430		427

GCO Education Loan Funding Trust
0.318% due 11/25/2020	16		16

Goldentree Loan Opportunities Ltd.
0.941% due 10/18/2021	1,200		1,195

Gracechurch Card Funding PLC
0.867% due 02/15/2017	14,400		14,491

Hyundai Capital Auto Funding Ltd.
1.165% due 09/20/2016	553		549

ING Investment Management CLO Ltd.
0.466% due 12/13/2020	1,497		1,491
0.496% due 12/13/2020	3,178		3,127

Inwood Park CDO Ltd.
0.467% due 01/20/2021	3,806		3,794

Jersey Street CLO Ltd.
0.492% due 10/20/2018	1,667		1,656

Kingsland Ltd.
0.494% due 06/13/2019	1,063		1,065

Madison Park Funding Ltd.
0.509% due 05/10/2019	559		558

Marathon CLO Ltd.
0.515% due 12/20/2019	485		483

Morgan Stanley Investment Management Croton Ltd.
0.504% due 01/15/2018	7,170		7,133

Motor PLC
0.670% due 02/25/2020	2,868		2,876

Northstar Education Finance, Inc.
0.378% due 01/28/2017	7,000		6,919
0.865% due 12/26/2031	4,301		4,300

Panhandle-Plains Higher Education Authority, Inc.
0.747% due 10/01/2018	75		75
0.747% due 07/01/2021	4,043		4,046
1.377% due 10/01/2035	1,782		1,810

Race Point CLO Ltd.
0.504% due 04/15/2020	4,750		4,719

SLM Student Loan Trust
0.238% due 07/25/2017	620		618
0.318% due 04/25/2023	625		625
0.388% due 01/25/2021	2,118		2,117
0.438% due 01/25/2016	393		393
0.443% due 03/15/2019	1,146		1,144
0.588% due 10/25/2016	3,327		3,327
0.638% due 04/25/2023	13,922		13,910

	PRINCIPAL AMOUNT (000s)		MARKET VALUE (000s)
0.738% due 10/25/2017	$1,834	$	1,836
0.865% due 01/25/2029	7,833		7,876
0.917% due 10/16/2023	2,839		2,842
1.338% due 10/25/2016	2,034		2,036
1.738% due 04/25/2023	1,254		1,293

South Carolina Student Loan Corp.
0.688% due 01/25/2021	314		314

Stanfield Bristol CLO Ltd.
0.501% due 10/15/2019	788		787

Stone Tower CLO Ltd.
0.516% due 03/16/2018	2,365		2,346

Structured Asset Investment Loan Trust
1.165% due 11/25/2033	1,874		1,693

WG Horizons CLO
0.496% due 05/24/2019	1,191		1,175

WhiteHorse Ltd.
0.512% due 05/01/2018	6,130		6,107

Total Asset-Backed Securities (Cost $278,851)			277,949

SOVEREIGN ISSUES 7.4%

Belgium Government International Bond
0.875% due 09/14/2015	14,000		14,094

Development Bank of Japan, Inc.
0.444% due 04/17/2015	35,200		35,196
0.548% due 02/23/2015	7,500		7,518
0.568% due 02/25/2015	6,900		6,919

Emirate of Abu Dhabi Government International Bond
5.500% due 04/08/2014	9,550		9,683

Export-Import Bank of China
5.250% due 07/29/2014	4,700		4,818

Japan Bank for International Cooperation
0.599% due 11/13/2018	21,800		21,857
1.875% due 09/24/2015	20,000		20,472
2.875% due 02/02/2015	1,060		1,088

Japan Finance Organization for Municipalities
0.888% due 05/22/2017	13,000		13,146

Kommunalbanken A/S
0.417% due 02/20/2018	33,500		33,490
0.626% due 03/27/2017	43,150		43,512

Kommuninvest Sverige AB
1.000% due 04/27/2015	6,950		7,009

Mexico Government International Bond
5.875% due 01/15/2014	5,370		5,382
5.875% due 02/17/2014	18,100		18,204

Qatar Government International Bond
5.150% due 04/09/2014	15,875		16,078

State of North Rhine-Westphalia
0.562% due 05/03/2017	11,000		11,056
0.946% due 07/11/2017	16,500		16,810

Total Sovereign Issues (Cost $285,809)			286,332

SHORT-TERM INSTRUMENTS 6.4%

CERTIFICATES OF DEPOSIT 2.1%

Banco do Brasil S.A.
1.217% due 01/24/2014	5,500		5,496

	PRINCIPAL AMOUNT (000s)		MARKET VALUE (000s)

China Construction Bank Corp.
0.560% due 02/12/2014	$32,900	$	32,900

Credit Suisse AG
0.651% due 12/07/2015	9,600		9,601

Sumitomo Mitsui Banking Corp.
0.644% due 03/13/2015	6,900		6,916
0.651% due 04/01/2015	25,400		25,405

			80,318

COMMERCIAL PAPER 3.1%

DCP Midstream LLC
1.050% due 01/07/2014	8,000		7,999
1.050% due 01/13/2014	15,800		15,795
1.050% due 01/27/2014	10,400		10,392
1.100% due 01/14/2014	22,000		21,992

Entergy Corp.
0.910% due 02/03/2014	18,800		18,785
0.920% due 02/06/2014	3,500		3,497
0.930% due 02/06/2014	4,000		3,996
0.950% due 02/24/2014	8,100		8,089
0.960% due 04/07/2014	4,000		3,995

Ford Motor Credit Co.
0.900% due 08/05/2014	14,900		14,846
1.021% due 01/06/2014	1,100		1,100
1.021% due 04/28/2014	8,200		8,187

			118,673

REPURCHASE AGREEMENTS (c) 0.1%
			2,400

SHORT-TERM NOTES 1.1%

CNPC Finance Ltd.
0.569% due 02/20/2014	28,000		27,979

Korea Development Bank
0.687% due 08/20/2014	17,000		16,996

			44,975

Total Short-Term Instruments (Cost $246,309)			246,366

Total Investments in Securities (Cost $3,898,308)			3,903,943

	SHARES
INVESTMENTS IN AFFILIATES 0.0%

MUTUAL FUNDS 0.0%

PIMCO Money Market Fund	1,723,200		1,723

Total Investments in Affiliates (Cost $1,723)			1,723

Total Investments 100.8% (Cost $3,900,031)		$	3,905,666

Other Assets and Liabilities, net (0.8%)			(30,753)

Net Assets 100.0%		$	3,874,913

78	PIMCO ETF TRUST	See Accompanying Notes

(Unaudited)

December 31, 2013

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Securities with an aggregate market value of $1,689 were out on loan in exchange for $1,723 of cash collateral as of December 31, 2013. The collateral was invested in a cash collateral reinvestment vehicle as described in note 5(d) in the Notes to Financial Statements.

(b)	RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
BMW Finance NV	0.823%	06/16/2014	12/10/2013	$9,011	$9,015	0.23%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(c)	REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
FOB	0.010%	12/31/2013	01/02/2014	$2,400	U.S. Treasury Notes 1.000% due 08/31/2016	$(2,453)	$2,400	$2,400
Total Repurchase Agreements						$(2,453)	$2,400	$2,400

(1)	Includes accrued interest.

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)	Payable for Reverse Repurchase Agreements
BCY	(0.750%)	12/04/2013	10/30/2015	$(4,224)	$(4,222)
Total Reverse Repurchase Agreements					$(4,222)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)	Payable for Sale-Buyback Transactions (3)
FOB	0.050%	12/30/2013	01/06/2014	$(18,669)	$(18,669)
UBS	0.100%	12/27/2013	01/06/2014	(23,820)	(23,823)
Total Sale-Buyback Transactions					$(42,492)

(2)	The average amount of borrowings outstanding during the period ended December 31, 2013 was $150,765 at a weighted average interest rate of (0.047%).
(3)	Payable for sale-buyback transactions includes $2 of deferred price drop on sale-buyback transactions.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of December 31, 2013:

(d)	Securities with an aggregate market value of $46,682 have been pledged as collateral under the terms of the following master agreements as of December 31, 2013.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Securities Out on Loan	Total Borrowings and Other Financing Transactions	Collateral (Received)/ Pledged	Net Exposure (4)
Global/Master Repurchase Agreement
BCY	$0	$(4,222)	$0	$0	$(4,222)	$4,191	$(31)
FOB	2,400	0	0	0	2,400	(2,453)	(53)

Master Securities Forward Transaction Agreement
FOB	0	0	(18,669)	0	(18,669)	18,664	(5)
UBS	0	0	(23,823)	0	(23,823)	23,827	4

Master Securities Lending Agreement
BCY	0	0	0	(1,689)	(1,689)	1,723	34
Total Borrowings and Other Financing Transactions	$2,400	$(4,222)	$(42,492)	$(1,689)

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2013	79

Schedule of Investments PIMCO Enhanced Short Maturity Exchange-Traded Fund (Cont.)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2013 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2013
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$1,511,417	$9,974	$1,521,391
Industrials	0	724,315	0	724,315
Utilities	0	250,123	0	250,123
Municipal Bonds & Notes
Arkansas	0	1,271	0	1,271
California	0	64,321	0	64,321
Massachusetts	0	4,979	0	4,979
Michigan	0	8,820	0	8,820
Minnesota	0	2,145	0	2,145
New Jersey	0	13,478	0	13,478
New York	0	31,815	0	31,815
Pennsylvania	0	2,139	0	2,139
South Dakota	0	1,493	0	1,493
Texas	0	4,213	0	4,213
Virginia	0	200	0	200
U.S. Government Agencies	0	168,187	15,575	183,762
U.S. Treasury Obligations	0	92,639	0	92,639
Mortgage-Backed Securities	0	171,325	14,867	186,192
Asset-Backed Securities	0	277,400	549	277,949
Sovereign Issues	0	275,276	11,056	286,332
Short-Term Instruments
Certificates of Deposit	0	80,318	0	80,318
Commercial Paper	0	118,673	0	118,673
Repurchase Agreements	0	2,400	0	2,400
Short-Term Notes	0	44,975	0	44,975
	$0	$3,851,922	$52,021	$3,903,943

Investments in Affiliates, at Value
Mutual Funds	$1,723	$0	$0	$1,723
Total Investments	$1,723	$3,851,922	$52,021	$3,905,666

There were no transfers between Level 1 and 2 during the period ended December 31, 2013.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended December 31, 2013:

Category and Subcategory	Beginning Balance at 06/30/2013	Net Purchases	Net Sales	Accrued Discounts/ (Premiums)	Realized Gain/ (Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 12/31/2013	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 12/31/2013 (1)
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$11,909	$9,980	$0	$22	$0	$(7)	$0	$(11,930)	$9,974	$(7)
U.S. Government Agencies	17,485	0	(1,939)	(1)	0	30	0	0	15,575	31
Mortgage-Backed Securities	51,095	11,199	(16,693)	(4)	(96)	(249)	0	(30,385)	14,867	(25)
Asset-Backed Securities	15,996	0	(3,725)	10	18	11	0	(11,761)	549	(6)
Sovereign Issues	34,838	36,197	(24,895)	6	30	75	0	(35,195)	11,056	57
Totals	$131,323	$57,376	$(47,252)	$33	$(48)	$(140)	$0	$(89,271)	$52,021	$50

80	PIMCO ETF TRUST	See Accompanying Notes

(Unaudited)

December 31, 2013

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 12/31/2013	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$9,974	Benchmark Pricing	Base Price	99.80
U.S. Government Agencies	15,575	Third Party Vendor	Broker Quote	99.90 - 101.04
Mortgage-Backed Securities	14,867	Third Party Vendor	Broker Quote	100.00
Asset-Backed Securities	549	Third Party Vendor	Broker Quote	99.32
Sovereign Issues	11,056	Benchmark Pricing	Base Price	100.52
Total	$52,021

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at December 31, 2013 may be due to an investment no longer held or categorized as level 3 at period end.

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2013	81

Schedule of Investments PIMCO Foreign Currency Strategy Exchange-Traded Fund

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 99.5%

BRAZIL 5.9%

SOVEREIGN ISSUES 5.9%

Brazil Letras do Tesouro Nacional
0.000% due 01/01/2017	BRL	4,100	$1,224

Total Brazil (Cost $1,228)			1,224

MEXICO 13.7%

SOVEREIGN ISSUES 13.7%

Mexico Government International Bond
6.000% due 06/18/2015	MXN	36,034	2,856

Total Mexico (Cost $2,899)			2,856

NEW ZEALAND 2.7%

SOVEREIGN ISSUES 2.7%

New Zealand Government Bond
6.000% due 12/15/2017	NZD	650	575

Total New Zealand (Cost $546)			575

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOUTH AFRICA 2.7%

SOVEREIGN ISSUES 2.7%

South Africa Government International Bond
7.500% due 01/15/2014	ZAR	5,866	559

Total South Africa (Cost $662)			559

UNITED STATES 8.3%

U.S. TREASURY OBLIGATIONS 8.3%

U.S. Treasury Notes
0.250% due 01/31/2014		$200	200
0.250% due 08/31/2014		629	629
0.500% due 08/15/2014		700	702
1.000% due 01/15/2014		200	200

Total United States (Cost $1,731)			1,731

SHORT-TERM INSTRUMENTS 66.2%

REPURCHASE AGREEMENTS (b) 25.1%
			5,253

SHORT-TERM NOTES 10.7%

Fannie Mae
0.066% due 02/05/2014		$2,048	2,048

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Federal Home Loan Bank
0.061% due 01/09/2014		$200	$200

			2,248

U.S. TREASURY BILLS 27.1%
0.034% due 01/16/2014 - 01/30/2014 (a)		5,671	5,671

NEW ZEALAND TREASURY BILLS 3.3%
2.466% due 01/29/2014 (a)	NZD	836	686

Total Short-Term Instruments (Cost $13,871)			13,858

Total Investments in Securities (Cost $20,937)			20,803

Total Investments 99.5% (Cost $20,937)			$20,803

Financial Derivative Instruments (c) 0.3%
(Cost or Premiums, net $0)			69

Other Assets and Liabilities, net 0.2%			43

Net Assets 100.0%			$20,915

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Coupon represents a weighted average yield to maturity.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(b)	REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
BPG	0.030%	12/31/2013	01/02/2014	$2,500	Fannie Mae 4.000% due 11/01/2043	$(2,584)	$2,500	$2,500
JPS	0.050%	12/31/2013	01/02/2014	2,500	Freddie Mac 2.255% due 12/05/2022	(2,568)	2,500	2,500
SSB	0.000%	12/31/2013	01/02/2014	253	Freddie Mac 2.000% due 01/30/2023	(260)	253	253
Total Repurchase Agreements						$(5,412)	$5,253	$5,253

(1)	Includes accrued interest.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received) as of December 31, 2013:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)	Net Exposure (2)
Global/Master Repurchase Agreement
BPG	$2,500	$0	$0	$0	$2,500	$(2,584)	$(84)
JPS	2,500	0	0	0	2,500	(2,568)	(68)
SSB	253	0	0	0	253	(260)	(7)
Total Borrowings and Other Financing Transactions	$5,253	$0	$0	$0

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

82	PIMCO ETF TRUST	See Accompanying Notes

(Unaudited)

December 31, 2013

(c)	FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/(Depreciation)
						Asset	Liability
BOA	01/2014	CAD	2,069	$	1,944	$0	$(4)
	01/2014	MYR	2,728		850	17	0
	01/2014	SEK	17,025		2,603	0	(44)
	02/2014	CAD	764		721	2	0
	02/2014	JPY	107,000		1,036	20	0
	02/2014	NZD	293		241	1	0
	02/2014	$	1,942	CAD	2,069	4	0
	02/2014		2,602	SEK	17,025	44	0
	04/2014		846	MYR	2,728	0	(18)
BPS	03/2014		84	MXN	1,093	0	(1)
CBK	01/2014	CAD	2,069	$	1,943	0	(5)
	01/2014	$	3,915	CAD	4,138	0	(19)
	02/2014	NOK	4,810	$	785	0	(7)
	02/2014	SEK	3,145		480	0	(8)
	02/2014	$	1,941	CAD	2,069	5	0
	02/2014		65	IDR	784,238	0	(2)
DUB	01/2014	BRL	731	$	315	5	0
	01/2014	CHF	748		843	5	0
	01/2014	$	313	BRL	731	0	(3)
	01/2014		563	PLN	1,718	4	0
	01/2014		134	ZAR	1,372	0	(4)
	02/2014		313	BRL	731	0	(6)
	02/2014		844	CHF	748	0	(5)
FBF	01/2014	BRL	1,192	$	508	3	0
	01/2014	$	507	BRL	1,192	0	(2)
	01/2014		4,292	NOK	26,063	5	0
	02/2014		104	BRL	247	0	(1)
	04/2014	CLP	93,808	$	176	0	(1)
GLM	01/2014	BRL	595		254	2	0
	01/2014	NOK	13,032		2,124	0	(25)
	01/2014	PLN	316		103	0	(1)
	01/2014	$	260	BRL	595	0	(8)
	01/2014	ZAR	1,405	$	135	1	0
	02/2014	$	2,121	NOK	13,032	25	0
	04/2014		945	CLP	509,224	15	0
HUS	01/2014	BRL	210	$	90	1	0
	01/2014	$	91	BRL	210	0	(2)
	01/2014		48	NZD	59	0	0
	01/2014		22	ZAR	229	0	0
JPM	01/2014	BRL	1,188	$	506	2	0
	01/2014	CNY	4,059		662	0	(6)
	01/2014	IDR	968,517		81	2	0
	01/2014	MYR	614		191	4	0
	01/2014	RUB	101,875		3,094	2	0
	01/2014	$	507	BRL	1,188	0	(3)
	01/2014		66	IDR	784,238	0	(2)
	01/2014		527	RUB	16,930	0	(13)
	01/2014		2,593	SEK	17,025	54	0
	03/2014		64	IDR	784,239	0	(1)
	04/2014		2,488	RUB	83,132	0	0
MSC	01/2014	BRL	1,470	$	630	7	0

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2013	83

Schedule of Investments PIMCO Foreign Currency Strategy Exchange-Traded Fund (Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		UnrealizedAppreciation/(Depreciation)
						Asset	Liability
	01/2014	$	626	BRL	1,470	$0	$(3)
	02/2014		625		1,470	0	(7)
	03/2014	MXN	10,026	$	765	4	(2)
RYL	01/2014	$	823	CHF	748	15	0
SOG	02/2014	CHF	138	$	156	1	0
	03/2014	MXN	6,485		495	1	0
UAG	01/2014	BRL	594		254	0	0
	01/2014	CNY	3,713		608	0	(4)
	01/2014	NOK	13,031		2,117	0	(31)
	01/2014	$	253	BRL	594	0	(1)
	01/2014		1,260	CNY	7,771	20	0
	01/2014		204	IDR	2,352,714	0	(11)
	01/2014		1,002	MYR	3,342	18	0
	01/2014		2,574	RUB	84,945	4	0
	02/2014		53	IDR	588,178	0	(5)
	02/2014		2,114	NOK	13,031	31	0
	04/2014		607	CNY	3,712	0	0
Total Forward Foreign Currency Contracts						$324	$(255)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of December 31, 2013:

Counterparty	Financial Derivative Assets				Financial Derivative Liabilities
	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (1)
BOA	$88	$0	$0	$88	$(66)	$0	$0	$(66)	$22	$0	$22
BPS	0	0	0	0	(1)	0	0	(1)	(1)	0	(1)
CBK	5	0	0	5	(41)	0	0	(41)	(36)	0	(36)
DUB	14	0	0	14	(18)	0	0	(18)	(4)	0	(4)
FBF	8	0	0	8	(4)	0	0	(4)	4	0	4
GLM	43	0	0	43	(34)	0	0	(34)	9	0	9
HUS	1	0	0	1	(2)	0	0	(2)	(1)	0	(1)
JPM	64	0	0	64	(25)	0	0	(25)	39	0	39
MSC	11	0	0	11	(12)	0	0	(12)	(1)	0	(1)
RYL	15	0	0	15	0	0	0	0	15	0	15
SOG	2	0	0	2	0	0	0	0	2	0	2
UAG	73	0	0	73	(52)	0	0	(52)	21	0	21
Total Over the Counter	$324	$0	$0	$324	$(255)	$0	$0	$(255)

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

84	PIMCO ETF TRUST	See Accompanying Notes

(Unaudited)

December 31, 2013

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk(1) exposure:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of December 31, 2013:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$324	$0	$324
	$0	$0	$0	$324	$0	$324

Financial Derivative Instruments - Liabilities
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$255	$0	$255
	$0	$0	$0	$255	$0	$255

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended December 31, 2013:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized (Loss) on Financial Derivative Instruments
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(639)	$0	$(639)
	$0	$0	$0	$(639)	$0	$(639)

Net Change in Unrealized Appreciation on Financial Derivative Instruments
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$625	$0	$625
	$0	$0	$0	$625	$0	$625

(1)	See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2013 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2013
Investments in Securities, at Value
Brazil
Sovereign Issues	$0	$1,224	$0	$1,224
Mexico
Sovereign Issues	0	2,856	0	2,856
New Zealand
Sovereign Issues	0	575	0	575
South Africa
Sovereign Issues	0	559	0	559
United States
U.S. Treasury Obligations	0	1,731	0	1,731
Short-Term Instruments
Repurchase Agreements	0	5,253	0	5,253
Short-Term Notes	0	2,248	0	2,248
U.S. Treasury Bills	0	5,671	0	5,671
New Zealand Treasury Bills	0	686	0	686
Total Investments	$0	$20,803	$0	$20,803

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2013	85

Schedule of Investments PIMCO Foreign Currency Strategy Exchange-Traded Fund (Cont.)

(Unaudited)

December 31, 2013

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2013

Financial Derivative Instruments - Assets
Over the counter	$0	$324	$0	$324

Financial Derivative Instruments - Liabilities
Over the counter	$0	$(255)	$0	$(255)
Totals	$0	$20,872	$0	$20,872

There were no transfers between Level 1 and 2 during the period ended December 31, 2013.

86	PIMCO ETF TRUST	See Accompanying Notes

Schedule of Investments PIMCO Global Advantage® Inflation-Linked Bond Exchange-Traded Fund

(Unaudited)

December 31, 2013

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
INVESTMENTS IN SECURITIES 120.2%

AUSTRALIA 2.6%

SOVEREIGN ISSUES 2.6%

Australia Government Bond
5.500% due 04/21/2023	AUD	100	$99

Australia Government CPI Linked Bond
2.500% due 09/20/2030		900	947

New South Wales Treasury Corp. CPI Linked Bond
2.750% due 11/20/2025		1,400	1,565

Total Australia (Cost $2,937)			2,611

BRAZIL 16.4%

SOVEREIGN ISSUES 16.4%

Brazil Letras do Tesouro Nacional
0.000% due 01/01/2016	BRL	1,641	557
0.000% due 01/01/2017		12,759	3,810

Brazil Notas do Tesouro Nacional Inflation Linked Bond
6.000% due 08/15/2020		232	229
6.000% due 08/15/2022		6,972	6,819
6.000% due 08/15/2030		455	434
6.000% due 05/15/2035		2,080	1,970
6.000% due 05/15/2045		1,220	1,142
6.000% due 08/15/2050		1,300	1,211

Total Brazil (Cost $21,114)			16,172

CANADA 3.4%

SOVEREIGN ISSUES 3.4%

Canada Government International Bond
1.500% due 12/01/2044 (a)	CAD	1,277	1,272
4.250% due 12/01/2021 (a)		1,777	2,129

Total Canada (Cost $3,946)			3,401

CHILE 3.1%

SOVEREIGN ISSUES 3.1%

Bonos del Banco Central de Chile en UF Inflation Linked Bond
3.000% due 02/01/2021	CLP	815,835	1,641
3.000% due 03/01/2022		699,287	1,412

Total Chile (Cost $3,285)			3,053

COLOMBIA 2.3%

SOVEREIGN ISSUES 2.3%

Colombian TES
3.500% due 03/10/2021 (a)	COP	2,078,381	1,089
4.250% due 05/17/2017 (a)		2,078,381	1,135

Total Colombia (Cost $2,190)			2,224

DENMARK 2.9%

SOVEREIGN ISSUES 2.9%

Denmark Government Bond
0.100% due 11/15/2023 (a)	DKK	16,225	2,864

Total Denmark (Cost $2,965)			2,864

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
FRANCE 3.7%

SOVEREIGN ISSUES 3.7%

France Government Bond
0.250% due 07/25/2024 (a)	EUR	101	$132
1.000% due 11/25/2018		2,100	2,860
1.100% due 07/25/2022 (a)		325	468
1.850% due 07/25/2027 (a)		107	163

Total France (Cost $3,594)			3,623

GERMANY 10.8%

SOVEREIGN ISSUES 10.8%

Republic of Germany
0.100% due 04/15/2023 (a)	EUR	1,239	1,667
0.750% due 04/15/2018 (a)		2,120	3,036
1.500% due 04/15/2016 (a)		4,174	5,987

Total Germany (Cost $10,447)			10,690

INDIA 1.3%

CORPORATE BONDS & NOTES 1.3%

Export-Import Bank of India
2.397% due 03/30/2016		$1,300	1,277

Total India (Cost $1,310)			1,277

ISRAEL 4.8%

SOVEREIGN ISSUES 4.8%

Israel Government International Inflation Linked Bond
3.000% due 10/31/2019	ILS	13,110	4,761

Total Israel (Cost $4,332)			4,761

ITALY 10.2%

SOVEREIGN ISSUES 10.2%

Italy Buoni Poliennali Del Tesoro
1.700% due 09/15/2018 (a)	EUR	3,025	4,181
2.100% due 09/15/2021 (a)		3,675	4,939
2.550% due 10/22/2016 (a)		698	983

Total Italy (Cost $9,436)			10,103

MEXICO 5.6%

SOVEREIGN ISSUES 5.6%

Mexico Government International Bond
4.000% due 11/15/2040 (a)		54,193	4,251
4.500% due 11/22/2035 (a)		786	66
7.750% due 05/29/2031		1,280	103

Mexico Government International Inflation linked Bond
3.660% due 03/19/2015	MXN	3,340	256
4.010% due 01/30/2020		10,800	824

Total Mexico (Cost $6,285)			5,500

NEW ZEALAND 2.8%

SOVEREIGN ISSUES 2.8%

New Zealand Government Bond
5.500% due 04/15/2023	NZD	600	523

New Zealand Government CPI Linked Bond
2.000% due 09/20/2025		1,700	1,311
4.500% due 02/15/2016		700	902

Total New Zealand (Cost $2,902)			2,736

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
POLAND 1.8%

SOVEREIGN ISSUES 1.8%

Poland Government International Bond
2.750% due 08/25/2023 (a)	PLN	4,995	$1,748

Total Poland (Cost $1,733)			1,748

SLOVENIA 0.3%

SOVEREIGN ISSUES 0.3%

Slovenia Government International Bond
4.700% due 11/01/2016	EUR	200	286

Total Slovenia (Cost $269)			286

SOUTH AFRICA 4.6%

SOVEREIGN ISSUES 4.6%

South Africa Government International Bond
7.250% due 01/15/2020	ZAR	48,500	4,579

Total South Africa (Cost $5,731)			4,579

SWEDEN 1.5%

SOVEREIGN ISSUES 1.5%

Sweden Government International Bond CPI Linked Bond
0.250% due 06/01/2022	SEK	7,000	1,049
3.500% due 12/01/2028		1,500	382

Total Sweden (Cost $1,501)			1,431

UNITED KINGDOM 6.9%

CORPORATE BONDS & NOTES 2.2%

Network Rail Infrastructure Finance PLC
1.750% due 11/22/2027 (a)	GBP	1,105	2,167

SOVEREIGN ISSUES 4.7%

United Kingdom Gilt
0.625% due 11/22/2042 (a)		237	453
0.750% due 03/22/2034 (a)		108	202
1.125% due 11/22/2037 (a)		249	511
1.750% due 09/07/2022		200	303
1.875% due 11/22/2022 (a)		735	1,452
5.000% due 03/07/2025		900	1,746

			4,667

Total United Kingdom (Cost $6,686)			6,834

UNITED STATES 31.2%

U.S. TREASURY OBLIGATIONS 31.2%

U.S. Treasury Inflation Protected Securities (a)
0.125% due 04/15/2018 (c)		$5,452	5,563
0.125% due 01/15/2022		1,961	1,884
0.125% due 01/15/2023		3,035	2,866
0.375% due 07/15/2023		2,107	2,032
0.625% due 07/15/2021		2,798	2,840
1.125% due 01/15/2021		1,281	1,346
1.250% due 07/15/2020		1,178	1,261
1.375% due 01/15/2020		1,296	1,392
1.750% due 01/15/2028		780	835
1.875% due 07/15/2019 (c)(e)		6,671	7,417
2.000% due 07/15/2014 (c)(e)		1,238	1,267
2.375% due 01/15/2025		1,735	1,994
U.S. Treasury Notes
0.250% due 08/31/2014 (e)		100	100

Total United States (Cost $32,448)			30,797

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2013	87

Schedule of Investments PIMCO Global Advantage® Inflation-Linked Bond Exchange-Traded Fund (Cont.)

MARKET VALUE (000s)
SHORT-TERM INSTRUMENTS 4.0%

REPURCHASE AGREEMENTS (b) 4.0%
$3,978

Total Short-Term Instruments (Cost $3,978)	3,978

Total Investments in Securities (Cost $127,089)	118,668

Total Investments 120.2% (Cost $127,089)	$118,668

Financial Derivative Instruments (d) (0.8%) (Cost or Premiums, net $0)	(752)

Other Assets and Liabilities, net (19.4%)	(19,168)

Net Assets 100.0%	$98,748

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Principal amount of security is adjusted for inflation.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(b)	REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
BPG	0.030%	12/31/2013	01/02/2014	$3,400	Fannie Mae 4.000% due 11/01/2043	$(3,515)	$3,400	$3,400
SSB	0.000%	12/31/2013	01/02/2014	578	Freddie Mac 2.080% due 10/17/2022	(593)	578	578
Total Repurchase Agreements						$(4,108)	$3,978	$3,978

(1)	Includes accrued interest.

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)	Payable for Reverse Repurchase Agreements
BSN	0.120%	11/05/2013	01/06/2014	$(3,119)	$(3,119)
GRE	0.170%	12/02/2013	01/02/2014	(1,248)	(1,248)
RDR	0.170%	12/13/2013	01/13/2014	(1,726)	(1,726)
Total Reverse Repurchase Agreements					$(6,093)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)	Payable for Sale-Buyback Transactions (3)
BCY	0.091%	01/02/2014	01/15/2014	$(860)	$(853)
	0.180%	12/11/2013	01/10/2014	(618)	(618)
BPG	0.220%	12/31/2013	01/10/2014	(6,556)	(6,553)
Total Sale-Buyback Transactions					$(8,024)

(2)	The average amount of borrowings outstanding during the period ended December 31, 2013 was $5,402 at a weighted average interest rate of 0.131%.
(3)	Payable for sale-buyback transactions includes $(4) of deferred price drop on sale-buyback transactions.

88	PIMCO ETF TRUST	See Accompanying Notes

(Unaudited)

December 31, 2013

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of December 31, 2013:

(c)	Securities with an aggregate market value of $13,962 have been pledged as collateral under the terms of the following master agreements as of December 31, 2013.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)/ Pledged	Net Exposure (4)
Global/Master Repurchase Agreement
BPG	$3,400	$0	$0	$0	$3,400	$(3,515)	$(115)
BSN	0	(3,119)	0	0	(3,119)	3,041	(78)
GRE	0	(1,248)	0	0	(1,248)	1,216	(32)
RDR	0	(1,726)	0	0	(1,726)	1,703	(23)
SSB	578	0	0	0	578	(593)	(15)

Master Securities Forward Transaction Agreement
BCY	0	0	(1,471)	0	(1,471)	1,459	(12)
BPG	0	0	(6,553)	0	(6,553)	6,544	(9)
Total Borrowings and Other Financing Transactions	$3,978	$(6,093)	$(8,024)	$0

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(d) FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	02/2014	EUR	1,442		$1,991	$7	$0
	02/2014	JPY	81,203		773	2	0
	03/2014	CAD	320		300	0	(1)
	03/2014	GBP	277		458	0	(1)
BPS	01/2014	$	209	COP	403,569	0	0
	02/2014	BRL	2,724		$1,146	1	0
	03/2014	COP	403,569		209	0	0
BRC	01/2014	AUD	260		232	0	0
	01/2014	COP	4,310,277		2,234	1	0
	01/2014	NZD	3,416		2,797	0	(12)
	01/2014	$	2,054	COP	3,906,708	0	(30)
	01/2014		2,046	DKK	11,355	48	0
	01/2014	ZAR	1,468		$141	1	0
	02/2014	JPY	18,000		174	3	0
	03/2014	GBP	1,614		2,640	0	(31)
CBK	01/2014	BRL	463		206	10	0
	01/2014	$	826	AUD	906	0	(18)
	01/2014		197	BRL	463	0	(1)
	01/2014		3,446	PLN	10,658	76	0
	01/2014	ZAR	10,217		$1,010	38	0
	03/2014	EUR	1,750		2,412	5	0
	03/2014	ILS	512		147	0	0
DUB	01/2014	PLN	5,256		1,724	0	(13)
	03/2014	CAD	63		59	0	0
	03/2014	ILS	10,948		3,104	0	(46)
FBF	01/2014	BRL	4,630		1,969	7	0
	01/2014	$	1,976	BRL	4,630	0	(14)

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2013	89

Schedule of Investments PIMCO Global Advantage® Inflation-Linked Bond Exchange-Traded Fund (Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
GLM	01/2014	PLN	951	$	316	$2	$0
	04/2014	CLP	834,599		1,548	0	(24)
HUS	01/2014	AUD	1,018		926	17	0
	01/2014	BRL	1,049		456	11	0
	01/2014	$	448	BRL	1,049	0	(3)
	02/2014		9,403	JPY	933,725	0	(535)
	02/2014		5,109	TRY	10,441	0	(293)
JPM	01/2014	MXN	5,654	$	432	0	(1)
	01/2014	$	4,266	KRW	4,562,274	61	0
	01/2014	ZAR	2,121	$	203	1	0
	02/2014	$	1,093	BRL	2,602	1	0
	03/2014		430	MXN	5,654	1	0
MSC	01/2014	BRL	7,695	$	3,314	52	0
	01/2014	$	3,299	BRL	7,695	0	(38)
	02/2014	BRL	7,695	$	3,274	38	0
	02/2014	SEK	643		100	0	0
	03/2014	MXN	8,540		650	0	(1)
	03/2014	$	1,306	MXN	17,252	9	0
	04/2014	TRY	937	$	432	5	0
RBC	01/2014	BRL	3,315		1,415	10	0
	01/2014	$	1,429	BRL	3,315	0	(24)
	02/2014	BRL	3,315	$	1,417	24	0
	03/2014	COP	356,086		184	0	0
	04/2014	CLP	72,679		137	0	0
	04/2014	KRW	406,374		383	0	(1)
UAG	01/2014	DKK	26,642		4,771	0	(142)
	01/2014	KRW	4,562,274		4,329	2	0
	01/2014	$	2,788	NZD	3,416	21	0
	01/2014	ZAR	14,384	$	1,415	46	0
	02/2014	NZD	3,416		2,782	0	(21)
	02/2014	SEK	1,991		301	0	(9)
	04/2014	$	4,307	KRW	4,562,274	7	0
Total Forward Foreign Currency Contracts						$507	$(1,259)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of December 31, 2013:

(e)	Securities with an aggregate market value of $788 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of December 31, 2013.

Counterparty	Financial Derivative Assets				Financial Derivative Liabilities
	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposures (1)
BOA	$9	$0	$0	$9	$(2)	$0	$0	$(2)	$7	$0	$7
BPS	1	0	0	1	(0)	0	0	0	1	0	1
BRC	53	0	0	54	(73)	0	0	(73)	(19)	0	(19)
CBK	129	0	0	128	(19)	0	0	(19)	109	0	109
DUB	0	0	0	0	(59)	0	0	(59)	(59)	0	(59)
FBF	7	0	0	7	(14)	0	0	(14)	(7)	0	(7)
GLM	2	0	0	2	(24)	0	0	(24)	(22)	0	(22)
HUS	28	0	0	28	(831)	0	0	(831)	(803)	788	(15)
JPM	64	0	0	64	(1)	0	0	(1)	63	0	63

90	PIMCO ETF TRUST	See Accompanying Notes

(Unaudited)

December 31, 2013

Counterparty	Financial Derivative Assets				Financial Derivative Liabilities
	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposures (1)
MSC	$104	$0	$0	$104	$(39)	$0	$0	$(39)	$66	$(110)	$(44)
RBC	34	0	0	34	(25)	0	0	(25)	9	0	9
UAG	76	0	0	76	(172)	0	0	(172)	(96)	0	(96)
Total Over the Counter	$507	$0	$0	$507	$(1,259)	$0	$0	$(1,259)

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk (1) exposure:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of December 31, 2013:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$507	$0	$507

Financial Derivative Instruments - Liabilities
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,259	$0	$1,259

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended December 31, 2013:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain on Financial Derivative Instruments
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$166	$0	$166

Net Change in Unrealized (Depreciation) on Financial Derivative Instruments
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(895)	$0	$(895)

(1)	See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2013 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2013
Investments in Securities, at Value
Australia
Sovereign Issues	$0	$2,611	$0	$2,611
Brazil
Sovereign Issues	0	16,172	0	16,172
Canada
Sovereign Issues	0	3,401	0	3,401

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2013	91

Schedule of Investments PIMCO Global Advantage® Inflation-Linked Bond Exchange-Traded Fund (Cont.)

(Unaudited)

December 31, 2013

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2013
Chile
Sovereign Issues	$0	$3,053	$0	$3,053
Colombia
Sovereign Issues	0	2,224	0	2,224
Denmark
Sovereign Issues	0	2,864	0	2,864
France
Sovereign Issues	0	3,623	0	3,623
Germany
Sovereign Issues	0	10,690	0	10,690
India
Corporate Bonds & Notes	0	1,277	0	1,277
Israel
Sovereign Issues	0	4,761	0	4,761
Italy
Sovereign Issues	0	10,103	0	10,103
Mexico
Sovereign Issues	0	5,500	0	5,500
New Zealand
Sovereign Issues	0	2,736	0	2,736
Poland
Sovereign Issues	0	1,748	0	1,748
Slovenia
Sovereign Issues	0	286	0	286
South Africa
Sovereign Issues	0	4,579	0	4,579
Sweden
Sovereign Issues	0	1,431	0	1,431
United Kingdom
Corporate Bonds & Notes	0	2,167	0	2,167
Sovereign Issues	0	4,667	0	4,667
United States
U.S. Treasury Obligations	0	30,797	0	30,797
Short-Term Instruments
Repurchase Agreements	0	3,978	0	3,978
Total Investments	$0	$118,668	$0	$118,668

Financial Derivative Instruments - Assets
Over the counter	0	507	0	507

Financial Derivative Instruments - Liabilities
Over the counter	0	(1,259)	0	(1,259)
Totals	$0	$117,916	$0	$117,916

There were no transfers between Level 1 and 2 during the period ended December 31, 2013.

92	PIMCO ETF TRUST	See Accompanying Notes

Schedule of Investments PIMCO Intermediate Municipal Bond Exchange-Traded Fund

(Unaudited)

December 31, 2013

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
INVESTMENTS IN SECURITIES 99.3%

MUNICIPAL BONDS & NOTES 83.4%

ALABAMA 0.9%

University of Alabama Revenue Bonds, Series 2012
5.000% due 07/01/2025	$1,610	$1,815

ARIZONA 1.5%

Arizona State University Revenue Notes, Series 2008
5.250% due 07/01/2016	400	445

Arizona Water Infrastructure Finance Authority Revenue Bonds, Series 2009
4.250% due 10/01/2019	730	833

Arizona Water Infrastructure Finance Authority Revenue Bonds, Series 2012
5.000% due 10/01/2022	1,350	1,587

		2,865

ARKANSAS 0.2%

University of Arkansas Revenue Bonds, Series 2012
5.000% due 05/01/2026	320	353

CALIFORNIA 12.9%

Bay Area Toll Authority, California Revenue Bonds, Series 2007
0.760% due 04/01/2047	1,000	1,001

California Health Facilities Financing Authority Revenue Bonds, Series 2009
6.000% due 07/01/2039	1,000	1,075

California State Department of Water Resources Revenue Notes, Series 2010
5.000% due 05/01/2018	500	585
5.000% due 05/01/2019	1,040	1,230

California State General Obligation Bonds, (FGIC Insured), Series 2004
5.250% due 07/01/2014	750	769

California State General Obligation Bonds, Series 2009
5.000% due 07/01/2020	500	584

California State General Obligation Notes, Series 2009
5.000% due 07/01/2018	500	586

California State General Obligation Notes, Series 2010
5.000% due 11/01/2019	500	587

California State General Obligation Notes, Series 2013
5.000% due 09/01/2021	3,000	3,479

Carlsbad Unified School District, California General Obligation Notes, Series 2009
0.000% due 05/01/2014	250	250

Irvine Ranch Water District, California Special Assessment Bonds, Series 2009
0.020% due 10/01/2041	900	900

Los Angeles Department of Airports, California Revenue Bonds, Series 2012
5.000% due 05/15/2029	250	269

Los Angeles Unified School District, California Certificates of Participation Notes, Series 2010
5.000% due 12/01/2017	1,500	1,716

Metropolitan Water District of Southern California Revenue Bonds, Series 2012
5.000% due 10/01/2026	2,000	2,263

Metropolitan Water District of Southern California Revenue Notes, Series 2012
5.000% due 07/01/2022	510	607

Mount San Antonio Community College District, California General Obligation Bonds, (NPFGC Insured), Series 2005
0.000% due 08/01/2016	1,000	987

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)

Orange County, California Airport Revenue Notes, Series 2009
4.000% due 07/01/2018	$500	$553

Pleasanton Unified School District, California Certificates of Participation Notes, (AGM Insured), Series 2010
3.500% due 08/01/2015	450	468

Sacramento Municipal Utility District, California Revenue Bonds, Series 2013
5.000% due 08/15/2029	1,000	1,083

San Diego County, California Regional Airport Authority Revenue Notes, Series 2010
4.000% due 07/01/2016	720	775

San Francisco, California City & County Airports Commission Revenue Notes, Series 2010
5.000% due 05/01/2017	1,000	1,132

San Jose, California Hotel Tax Revenue Notes, Series 2011
5.000% due 05/01/2017	1,115	1,221

San Juan Unified School District, California General Obligation Bonds, (AGM Insured), Series 2001
0.000% due 08/01/2017	750	707

Southern California Public Power Authority Revenue Bonds, Series 2007
5.250% due 11/01/2020	575	625

University of California Revenue Bonds, Series 2009
5.000% due 05/15/2020	1,000	1,131

University of California Revenue Notes, Series 2010
5.000% due 05/15/2018	500	575

		25,158

COLORADO 0.2%

Denver, Colorado Airport System City & County Revenue Bonds, (FGIC Insured), Series 2006
4.000% due 11/15/2016	265	289

DISTRICT OF COLUMBIA 0.6%

District of Columbia Revenue Bonds, Series 2010
5.000% due 12/01/2024	1,000	1,115

FLORIDA 5.8%

Broward County, Florida Airport System Revenue Bonds, Series 2012
5.000% due 10/01/2023	1,000	1,113

Citizens Property Insurance Corp., Florida Revenue Notes, Series 2010
5.000% due 06/01/2016	750	822

Citizens Property Insurance Corp., Florida Revenue Notes, Series 2011
5.000% due 06/01/2019	1,000	1,135

Florida Municipal Power Agency Revenue Notes, Series 2009
5.000% due 10/01/2015	250	268

Inland Protection Financing Corp., Florida Revenue Notes, Series 2010
5.000% due 07/01/2016	500	552

Jacksonville, Florida Revenue Notes, Series 2012
5.000% due 10/01/2021	1,000	1,119

JEA Water & Sewer System, Florida Revenue Bonds, Series 2012
5.000% due 10/01/2025	1,500	1,657

Miami-Dade County, Florida General Obligation Notes, Series 2011
3.000% due 07/01/2017	1,375	1,457

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)

Miami-Dade County, Florida Transit System Sales Surtax Revenue Notes, Series 2010
4.000% due 07/01/2016	$1,000	$1,073

Orange County, Florida Health Facilities Authority Revenue Notes, Series 2009
5.000% due 10/01/2015	250	268

Orlando Utilities Commission, Florida Revenue Notes, Series 2010
5.000% due 10/01/2017	250	287

Palm Beach County, Florida Revenue Bonds, Series 2012
5.000% due 06/01/2023	1,300	1,486

		11,237

GEORGIA 0.8%

Atlanta Department of Aviation, Georgia Revenue Bonds, Series 2012
5.000% due 01/01/2025	500	551

Marietta, Georgia General Obligation Notes, Series 2009
5.000% due 02/01/2018	250	288

Municipal Electric Authority of Georgia Revenue Notes, Series 2010
4.000% due 01/01/2018	350	384

Municipal Electric Authority of Georgia Revenue Notes, Series 2011
5.000% due 01/01/2020	250	286

		1,509

ILLINOIS 3.0%

Chicago, Illinois Midway Airport Revenue Bonds, Series 2010
5.000% due 01/01/2034	200	209

Chicago, Illinois Wastewater Transmission Revenue Bonds, (NPFGC Insured), Series 2001
5.500% due 01/01/2017	1,000	1,106
5.500% due 01/01/2018	1,000	1,125

Chicago, Illinois Waterworks Revenue Notes, Series 2012
5.000% due 11/01/2020	1,000	1,136

Illinois Finance Authority Revenue Notes, Series 2009
5.000% due 08/15/2015	375	402

Illinois State Revenue Notes, Series 2009
4.500% due 06/15/2016	500	545

Illinois State Revenue Notes, Series 2010
5.000% due 06/15/2016	750	827

Railsplitter Tobacco Settlement Authority, Illinois Revenue Notes, Series 2010
5.125% due 06/01/2019	500	572

		5,922

INDIANA 3.2%

Indiana Finance Authority Revenue Bonds, (FGIC Insured), Series 2007
5.000% due 12/01/2017	300	339

Indiana Finance Authority Revenue Notes, Series 2008
5.000% due 11/01/2014	2,000	2,080

Indiana Finance Authority Revenue Notes, Series 2010
4.000% due 11/01/2016	500	540
5.000% due 02/01/2018	500	577

Indiana University Revenue Notes, Series 2012
5.000% due 06/01/2021	1,000	1,172

Indianapolis, Indiana Local Public Improvement Bond Bank Revenue Notes, (AMBAC Insured), Series 2005
5.000% due 01/01/2016	300	325

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2013	93

Schedule of Investments PIMCO Intermediate Municipal Bond Exchange-Traded Fund (Cont.)

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)

Purdue University, Indiana Certificates of Participation Bonds, Series 2006
5.250% due 07/01/2017	$640	$719

Vincennes University, Indiana Revenue Notes, Series 2010
4.000% due 06/01/2016	500	530

		6,282

IOWA 0.3%

Iowa Higher Education Loan Authority Revenue Notes, Series 2010
4.000% due 12/01/2016	500	548

KANSAS 0.3%

Kansas Development Finance Authority Revenue Notes, Series 2010
5.000% due 11/01/2017	500	573

KENTUCKY 1.1%

Kentucky Municipal Power Agency Revenue Notes, (AGM Insured), Series 2010
4.000% due 09/01/2016	900	955

Kentucky Turnpike Authority Revenue Notes, Series 2010
5.000% due 07/01/2016	1,000	1,108

		2,063

MASSACHUSETTS 4.3%

Massachusetts Bay Transportation Authority Revenue Bonds, Series 2006
5.500% due 07/01/2017	500	582

Massachusetts Bay Transportation Authority Revenue Notes, Series 2012
5.000% due 07/01/2018	1,280	1,496

Massachusetts Development Finance Agency Revenue Notes, Series 2010
4.000% due 10/01/2016	850	921

Massachusetts Development Finance Agency Revenue Notes, Series 2012
4.000% due 10/01/2015	500	517
5.000% due 10/01/2016	600	648

Massachusetts School Building Authority Revenue Notes, Series 2012
5.000% due 08/15/2022	1,175	1,380

Massachusetts State College Building Authority Revenue Bonds, Series 2012
5.000% due 05/01/2026	2,000	2,235

Taunton, Massachusetts General Obligation Notes, Series 2009
5.000% due 12/01/2018	510	600

		8,379

MICHIGAN 1.6%

Michigan Finance Authority Revenue Notes, Series 2012
5.000% due 07/01/2017	1,000	1,141

Michigan State Hospital Finance Authority Revenue Bonds, Series 2010
1.500% due 11/15/2047	2,000	2,027

		3,168

MINNESOTA 0.6%

Rochester, Minnesota Revenue Bonds, Series 2011
4.000% due 11/15/2030	1,000	1,112

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
MISSOURI 1.8%

Missouri Development Finance Board Revenue Notes, Series 2012
5.000% due 12/01/2020	$1,335	$1,534

Missouri Joint Municipal Electric Utility Commission Revenue Notes, (AMBAC Insured), Series 2007
5.000% due 01/01/2016	880	945

Missouri State Health & Educational Facilities Authority Revenue Notes, Series 2010
5.000% due 11/15/2017	1,000	1,108

		3,587

NEW HAMPSHIRE 0.8%

Merrimack County, New Hampshire General Obligation Bonds, Series 2012
5.000% due 12/01/2022	1,115	1,214

New Hampshire Health & Education Facilities Authority Act Revenue Notes, Series 2009
5.000% due 07/01/2016	250	275

		1,489

NEW JERSEY 4.0%

New Jersey Economic Development Authority Revenue Bonds, (NPFGC Insured), Series 2005
5.250% due 09/01/2016	1,000	1,078

New Jersey Economic Development Authority Revenue Bonds, Series 2012
5.000% due 06/15/2023	1,000	1,059

New Jersey Economic Development Authority Revenue Notes, Series 2011
5.000% due 09/01/2018	2,000	2,301

New Jersey State Turnpike Authority Revenue Bonds, Series 2009
5.000% due 01/01/2020	1,000	1,138

New Jersey Transportation Trust Fund Authority Revenue Bonds, Series 2010
5.000% due 12/15/2023	2,000	2,230

		7,806

NEW MEXICO 0.3%

New Mexico State Revenue Notes, Series 2010
5.000% due 07/01/2017	500	571

NEW YORK 14.1%

Erie County, New York Industrial Development Agency Revenue Bonds, Series 2012
5.000% due 05/01/2022	1,000	1,147

Metropolitan Transportation Authority, New York Revenue Bonds, Series 2005
5.000% due 11/15/2019	500	577

New York City, New York General Obligation Bonds, Series 2012
5.000% due 08/01/2023	4,000	4,514

New York City, New York General Obligation Notes, Series 2011
5.000% due 08/01/2017	980	1,115

New York City, New York Water & Sewer System Revenue Notes, Series 2009
5.000% due 06/15/2017	895	1,021

New York State Dormitory Authority Revenue Bonds, (FGIC Insured), Series 2005
5.000% due 07/01/2016	370	395

New York State Dormitory Authority Revenue Bonds, Series 2005
5.000% due 03/15/2030	1,635	1,702

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)

New York State Dormitory Authority Revenue Bonds, Series 2011
5.000% due 05/01/2022	$2,000	$2,207

New York State Dormitory Authority Revenue Notes, Series 2008
5.000% due 07/01/2017	2,000	2,276

New York State Dormitory Authority Revenue Notes, Series 2011
4.000% due 07/01/2018	815	901

New York State Dormitory Authority Revenue Notes, Series 2012
5.000% due 12/15/2019	1,450	1,711

New York State Thruway Authority Revenue Notes, Series 2013
5.000% due 05/01/2019	2,000	2,297

New York State Urban Development Corp. Revenue Notes, Series 2010
5.000% due 03/15/2018	500	580

Syracuse Industrial Development Agency, New York Revenue Notes, Series 2010
4.000% due 05/01/2017	500	546

Tompkins County, New York Development Corp. Revenue Notes, Series 2013
5.000% due 07/01/2019	1,090	1,161

Triborough Bridge & Tunnel Authority, New York Revenue Bonds, Series 2012
5.000% due 11/15/2025	2,000	2,238

Triborough Bridge & Tunnel Authority, New York Revenue Bonds, Series 2013
5.000% due 11/15/2027	2,075	2,300
5.000% due 11/15/2028	825	906

		27,594

NORTH CAROLINA 2.9%

Mecklenburg County, North Carolina Certificates of Participation Notes, Series 2009
5.000% due 02/01/2019	300	346

North Carolina Medical Care Commission Revenue Bonds, Series 2012
5.000% due 06/01/2023	1,665	1,804
5.000% due 10/01/2027	1,100	1,151

North Carolina State Revenue Bonds, Series 2011
5.000% due 11/01/2022	1,500	1,731

Union County, North Carolina Certificates of Participation Bonds, (AMBAC Insured), Series 2006
5.000% due 06/01/2022	360	399

University of North Carolina at Chapel Hill Revenue Notes, Series 2005
5.000% due 02/01/2015	250	262

		5,693

OHIO 6.2%

American Municipal Power, Inc., Ohio Revenue Notes, Series 2009
5.000% due 02/15/2017	500	555

American Municipal Power, Inc., Ohio Revenue Notes, Series 2012
5.000% due 02/15/2022	800	892

Cleveland Department of Public Utilities Division of Water, Ohio Revenue Bonds, Series 2012
5.000% due 01/01/2026	1,000	1,106

Kent State University, Ohio Revenue Notes, Series 2012
5.000% due 05/01/2017	640	718

Ohio State General Obligation Bonds, Series 2011
5.000% due 08/01/2022	3,000	3,515

94	PIMCO ETF TRUST	See Accompanying Notes

(Unaudited)

December 31, 2013

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)

Ohio State General Obligation Notes, Series 2012
5.000% due 09/15/2020	$1,000	$1,177

Ohio State Revenue Bonds, (NPFGC Insured), Series 2005
5.000% due 08/01/2016	300	315

Ohio State Turnpike Commission Revenue Bonds, (FGIC Insured), Series 1998
5.500% due 02/15/2016	1,000	1,103
5.500% due 02/15/2017	225	257

Ohio State Water Development Authority Revenue Notes, Series 2011
5.000% due 06/01/2017	1,005	1,140

University of Cincinnati, Ohio Revenue Bonds, Series 2012
5.000% due 06/01/2024	1,250	1,390

		12,168

OREGON 0.3%

Oregon State Facilities Authority Revenue Notes, Series 2010
5.000% due 10/01/2017	500	556

PENNSYLVANIA 3.0%

Allegheny County, Pennsylvania Higher Education Building Authority Revenue Bonds, Series 2012
5.000% due 03/01/2024	500	562

Allegheny County, Pennsylvania Hospital Development Authority Revenue Notes, Series 2010
5.000% due 05/15/2017	500	564

Delaware River Port Authority, Pennsylvania Revenue Bonds, Series 2012
5.000% due 01/01/2023	900	960

Pennsylvania Higher Educational Facilities Authority Revenue Bonds, Series 2011
5.250% due 06/15/2023	2,500	2,846

Pennsylvania Higher Educational Facilities Authority Revenue Notes, (NPFGC Insured), Series 2006
5.000% due 04/01/2016	250	274

Southeastern Pennsylvania Transportation Authority Revenue Notes, Series 2010
5.000% due 03/01/2018	500	567

		5,773

SOUTH CAROLINA 0.1%

Piedmont Municipal Power Agency, South Carolina Revenue Notes, Series 2009
5.000% due 01/01/2015	250	260

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
TENNESSEE 1.0%

Tennessee Energy Acquisition Corp. Revenue Bonds, Series 2006
5.000% due 02/01/2021	$870	$934
5.250% due 09/01/2026	1,000	1,048

		1,982

TEXAS 9.3%

Barbers Hill Independent School District, Texas General Obligation Bonds, (PSF/GTD Insured), Series 2012
4.000% due 02/15/2023	1,225	1,317

Dallas, Texas Waterworks & Sewer System Revenue Bonds, Series 2012
5.000% due 10/01/2023	1,000	1,162

Katy Independent School District, Texas General Obligation Notes, (PSF/GTD Insured), Series 2012
5.000% due 02/15/2020	1,500	1,769

La Joya Independent School District, Texas General Obligation Bonds, (PSF/GTD Insured), Series 2012
5.000% due 02/15/2027	1,000	1,115

North Central Texas Health Facility Development Corp. Revenue Notes, Series 2012
5.000% due 08/15/2020	1,000	1,138

Northside Independent School District, Texas General Obligation Bonds, (PSF/GTD Insured), Series 2010
1.200% due 08/01/2040	1,000	1,001

Pflugerville Independent School District, Texas General Obligation Bonds, (PSF/GTD Insured), Series 2012
5.000% due 02/15/2024	1,165	1,326

San Antonio Public Facilities Corp., Texas Revenue Bonds, Series 2012
5.000% due 09/15/2025	1,000	1,109

San Antonio, Texas Water System Revenue Bonds, Series 2012
5.000% due 05/15/2023	1,500	1,725

Texas Municipal Gas Acquisition & Supply Corp. Revenue Bonds, Series 2012
5.000% due 12/15/2026	3,000	3,026

Texas Municipal Gas Acquisition & Supply Corp. Revenue Notes, Series 2008
5.625% due 12/15/2017	1,840	2,060

Texas State General Obligation Notes, Series 2010
4.000% due 12/01/2015	810	864

University of Texas System Revenue Bonds, Series 2010
5.000% due 08/15/2022	500	589

		18,201

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
WASHINGTON 1.7%

Pierce County, Washington School District No. 10 Tacoma General Obligation Bonds, Series 2012
5.000% due 12/01/2024	$1,000	$1,168

Washington State Revenue Bonds, Series 2012
5.000% due 09/01/2023	2,000	2,236

		3,404

WISCONSIN 0.6%

Wisconsin State Revenue Bonds, Series 2012
5.000% due 06/01/2023	1,000	1,170

Total Municipal Bonds & Notes (Cost $162,108)		162,642

U.S. TREASURY OBLIGATIONS 9.8%

U.S. Treasury Notes
0.125% due 07/31/2014	3,700	3,701
0.250% due 05/31/2014	9,800	9,806
0.250% due 06/30/2014	4,300	4,304
0.250% due 08/31/2014	200	200
0.625% due 07/15/2014	1,000	1,003

Total U.S. Treasury Obligations (Cost $19,009)		19,014

SHORT-TERM INSTRUMENTS 6.1%

REPURCHASE AGREEMENTS (b) 0.3%
		578

U.S. TREASURY BILLS 5.8%
0.127% due 05/29/2014 - 12/11/2014 (a)	11,400	11,390

Total Short-Term Instruments (Cost $11,966)		11,968

Total Investments in Securities (Cost $193,083)		193,624

Total Investments 99.3% (Cost $193,083)		$193,624

Other Assets and Liabilities, net 0.7%		1,424

Net Assets 100.0%		$195,048

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Coupon represents a weighted average yield to maturity.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(b)	REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.000%	12/31/2013	01/02/2014	$578	Freddie Mac 2.080% due 10/17/2022	$(593)	$578	$578
Total Repurchase Agreements						$(593)	$578	$578

(1)	Includes accrued interest.

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2013	95

Schedule of Investments PIMCO Intermediate Municipal Bond Exchange-Traded Fund (Cont.)

(Unaudited)

December 31, 2013

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received) as of December 31, 2013:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral (Received)	Net Exposure (2)
Global/Master Repurchase Agreement
SSB	$578	$0	$0	$578	$(593)	$(15)
Total Borrowings and Other Financing Transactions	$578	$0	$0

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2013 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2013
Investments in Securities, at Value
Municipal Bonds & Notes
Alabama	$0	$1,815	$0	$1,815
Arizona	0	2,865	0	2,865
Arkansas	0	353	0	353
California	0	25,158	0	25,158
Colorado	0	289	0	289
District of Columbia	0	1,115	0	1,115
Florida	0	11,237	0	11,237
Georgia	0	1,509	0	1,509
Illinois	0	5,922	0	5,922
Indiana	0	6,282	0	6,282
Iowa	0	548	0	548
Kansas	0	573	0	573
Kentucky	0	2,063	0	2,063
Massachusetts	0	8,379	0	8,379
Michigan	0	3,168	0	3,168
Minnesota	0	1,112	0	1,112
Missouri	0	3,587	0	3,587
New Hampshire	0	1,489	0	1,489
New Jersey	0	7,806	0	7,806
New Mexico	0	571	0	571
New York	0	27,594	0	27,594
North Carolina	0	5,693	0	5,693
Ohio	0	12,168	0	12,168
Oregon	0	556	0	556
Pennsylvania	0	5,773	0	5,773
South Carolina	0	260	0	260
Tennessee	0	1,982	0	1,982
Texas	0	18,201	0	18,201
Washington	0	3,404	0	3,404
Wisconsin	0	1,170	0	1,170
U.S. Treasury Obligations	0	19,014	0	19,014
Short-Term Instruments
Repurchase Agreements	0	578	0	578
U.S. Treasury Bills	0	11,390	0	11,390
Total Investments	$0	$193,624	$0	$193,624

There were no transfers between Level 1 and 2 during the period ended December 31, 2013.

96	PIMCO ETF TRUST	See Accompanying Notes

Schedule of Investments PIMCO Short Term Municipal Bond Exchange-Traded Fund

(Unaudited)

December 31, 2013

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
INVESTMENTS IN SECURITIES 99.5%

MUNICIPAL BONDS & NOTES 91.8%

ALASKA 0.3%

Valdez, Alaska Revenue Bonds, Series 2003
5.000% due 01/01/2014	$250	$250

ARIZONA 3.5%

Arizona Sports & Tourism Authority Revenue Notes, Series 2012
4.000% due 07/01/2017	1,000	1,080

Salt River Project Agricultural Improvement & Power District, Arizona Revenue Notes, Series 2011
4.000% due 12/01/2014	1,600	1,655

		2,735

CALIFORNIA 4.3%

Bay Area Toll Authority, California Revenue Bonds, Series 2007
0.760% due 04/01/2047	1,000	1,001

California Health Facilities Financing Authority Revenue Bonds, Series 2004
4.950% due 07/01/2026	250	256

California State General Obligation Bonds, (FGIC Insured), Series 2004
5.250% due 07/01/2014	550	564

Foothill-Eastern Transportation Corridor Agency, California Revenue Bonds, Series 2014
5.000% due 01/15/2053 (a)	250	269

Los Angeles Unified School District, California General Obligation Notes, Series 2011
4.000% due 07/01/2014	1,000	1,019

South Placer Wastewater Authority, California Revenue Notes, Series 2011
0.890% due 11/01/2014	250	250

		3,359

CONNECTICUT 2.2%

Stratford, Connecticut General Obligation Notes, Series 2011
3.500% due 08/01/2015	1,635	1,709

FLORIDA 10.1%

Citizens Property Insurance Corp., Florida Revenue Notes, Series 2010
5.000% due 06/01/2016	1,000	1,097

Florida Municipal Power Agency Revenue Notes, Series 2011
4.000% due 10/01/2015	1,775	1,871

Florida State General Obligation Notes, Series 2011
5.000% due 06/01/2016	500	553

Lakeland, Florida Department of Electric Utilities Revenue Notes, Series 2012
0.810% due 10/01/2017	3,000	3,009

Orlando Utilities Commission, Florida Revenue Notes, Series 2010
5.000% due 10/01/2015	1,270	1,373

		7,903

GEORGIA 0.6%

Atlanta, Georgia Department of Aviation Revenue Notes, Series 2010
5.000% due 01/01/2014	500	500

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
ILLINOIS 2.0%

Chicago, Illinois Midway Airport Revenue Bonds, Series 2010
5.000% due 01/01/2034	$500	$523

Illinois Finance Authority Revenue Bonds, Series 2004
5.500% due 10/01/2014	200	208

Illinois Municipal Electric Agency Revenue Notes, (FGIC Insured), Series 2007
5.000% due 02/01/2014	300	301

Illinois Unemployment Compensation Trust Fund Revenue Notes, Series 2012
5.000% due 06/15/2014	500	511

		1,543

INDIANA 1.3%

Indiana Finance Authority Revenue Notes, Series 2008
5.000% due 11/01/2014	1,000	1,040

LOUISIANA 0.6%

Louisiana Offshore Terminal Authority Revenue Bonds, Series 2010
2.100% due 10/01/2040	500	504

MASSACHUSETTS 5.1%

Commonwealth of Massachusetts General Obligation Notes, Series 2013
0.420% due 02/01/2017	1,000	996

Massachusetts Health & Educational Facilities Authority Revenue Bonds, Series 1997
0.040% due 07/01/2027	3,000	3,000

		3,996

MICHIGAN 1.3%

Michigan State Hospital Finance Authority Revenue Bonds, Series 2010
1.500% due 11/15/2047	1,000	1,014

MINNESOTA 3.8%

Northern Municipal Power Agency, Minnesota Revenue Notes, Series 2010
5.000% due 01/01/2019	750	860

Southern Minnesota Municipal Power Agency Revenue Bonds, (AMBAC Insured), Series 2002
5.250% due 01/01/2017	1,000	1,125

Southern Minnesota Municipal Power Agency Revenue Notes, Series 2009
5.000% due 01/01/2014	1,000	1,000

		2,985

NEBRASKA 0.9%

Nebraska Public Power District Revenue Notes, Series 2012
5.000% due 01/01/2019	630	729

NEVADA 4.2%

Nevada State General Obligation Bonds, (AGM Insured), Series 2005
5.000% due 12/01/2016	2,000	2,131

Nevada State Revenue Notes, Series 2013
5.000% due 12/01/2017	1,000	1,155

		3,286

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
NEW JERSEY 1.3%

New Jersey Economic Development Authority Revenue Notes, (AGM Insured), Series 2005
5.000% due 03/01/2014	$1,000	$1,007

NEW YORK 18.1%

Metropolitan Transportation Authority, New York Revenue Bonds, (NPFGC Insured), Series 2005
5.000% due 11/15/2015	220	239

Metropolitan Transportation Authority, New York Revenue Notes, (NPFGC Insured), Series 2005
5.000% due 11/15/2014	590	614

Monroe County Industrial Development Corp., New York Revenue Notes, (FHA Insured), Series 2010
4.000% due 08/15/2015	500	524

New York City, New York General Obligation Notes, Series 2007
5.000% due 08/01/2016	1,040	1,155

New York City, New York Health & Hospital Corp. Revenue Notes, Series 2010
3.000% due 02/15/2014	500	502

New York City, New York Transitional Finance Authority Future Tax Secured Revenue Bonds, Series 2012
0.020% due 11/01/2036	2,000	2,000

New York Liberty Development Corp. Revenue Bonds, Series 2011
0.230% due 12/01/2049	1,000	1,000

New York State Dormitory Authority Revenue Notes, Series 2009
5.000% due 07/01/2018	1,000	1,154

New York State Dormitory Authority Revenue Notes, Series 2010
5.000% due 07/01/2016	250	274
5.000% due 07/01/2018	1,000	1,150

New York State Dormitory Authority Revenue Notes, Series 2011
5.000% due 05/01/2014	350	355

New York State Dormitory Authority Revenue Notes, Series 2012
4.000% due 05/15/2017	450	494

New York State Energy Research & Development Authority Revenue Notes, Series 2011
2.125% due 03/15/2015	1,500	1,517

New York State Thruway Authority Revenue Notes, Series 2013
5.000% due 05/01/2019	1,000	1,148

New York State Urban Development Corp. Revenue Notes, Series 2008
5.000% due 01/01/2014	250	250

Oneida-Herkimer Solid Waste Management Authority, New York Revenue Notes, Series 2011
4.000% due 04/01/2014	250	252

Triborough Bridge & Tunnel Authority, New York Revenue Notes, Series 2013
3.000% due 11/15/2015	1,460	1,531

		14,159

NORTH CAROLINA 3.3%

Durham, North Carolina Revenue Notes, Series 2010
4.000% due 10/01/2016	250	272

North Carolina Municipal Power Agency No. 1 Revenue Notes, Series 2008
5.250% due 01/01/2015	1,140	1,195

North Carolina State Revenue Notes, Series 2013
5.000% due 05/01/2018	1,000	1,159

		2,626

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2013	97

Schedule of Investments PIMCO Short Term Municipal Bond Exchange-Traded Fund (Cont.)

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
OHIO 3.6%

Cincinnati, Ohio Water System Revenue Notes, Series 2009
5.000% due 12/01/2017	$1,000	$1,153

Ohio State University Revenue Notes, Series 2010
5.000% due 12/01/2016	500	563

Ohio State Water Development Authority Revenue Bonds, Series 2003
5.250% due 06/01/2015	1,000	1,071

		2,787

OKLAHOMA 0.6%

Grand River Dam Authority, Oklahoma Revenue Notes, (BHAC Insured), Series 2008
5.000% due 06/01/2017	420	476

OREGON 1.7%

Portland, Oregon Sewer System Revenue Notes, (NPFGC Insured), Series 2007
5.000% due 06/01/2015	245	261

Tri-County Metropolitan Transportation District, Oregon Revenue Notes, Series 2013
4.000% due 11/01/2017	1,000	1,074

		1,335

PENNSYLVANIA 4.5%

Pennsylvania Economic Development Financing Authority Revenue Bonds, Series 2009
1.750% due 12/01/2033	1,500	1,511

Philadelphia Hospitals & Higher Education Facilities Authority, Pennsylvania Revenue Bonds, Series 2005
0.030% due 02/15/2021	2,000	2,000

		3,511

SOUTH CAROLINA 0.3%

South Carolina State Public Service Authority Revenue Notes, Series 2010
5.000% due 01/01/2016	250	272

TENNESSEE 1.8%

Memphis, Tennessee Electric System Revenue Notes, Series 2010
5.000% due 12/01/2014	675	705

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)

Metropolitan Government of Nashville & Davidson County, Tennessee Health & Educational Facilities Board Revenue Notes, Series 2012
4.000% due 10/01/2014	$650	$668

		1,373

TEXAS 9.8%

Austin, Texas Water & Wastewater System Revenue Bonds, (AMBAC Insured), Series 2002
5.500% due 11/15/2015	500	548

Austin, Texas Water & Wastewater System Revenue Notes, Series 2009
5.000% due 11/15/2017	250	287

Dallas/Fort Worth International Airport, Texas Revenue Notes, Series 2009
5.000% due 11/01/2017	1,000	1,145

Dallas/Fort Worth International Airport, Texas Revenue Notes, Series 2012
4.000% due 11/01/2015	500	532

Fort Bend Independent School District, Texas General Obligation Notes, (PSF/GTD Insured), Series 2010
5.000% due 08/15/2016	500	558

Houston Community College System, Texas General Obligation Notes, Series 2011
4.000% due 02/15/2014	500	502

Lower Colorado River Authority, Texas Revenue Notes, Series 2013
5.000% due 05/15/2017	1,595	1,801

San Antonio, Texas Water System Revenue Bonds, Series 2013
0.740% due 05/01/2043	1,000	999

Texas Public Finance Authority Revenue Notes, Series 2010
4.000% due 07/01/2015	1,000	1,056

University of North Texas Revenue Notes, Series 2010
5.000% due 04/15/2016	250	275

		7,703

VIRGINIA 1.7%

Virginia Public School Authority Revenue Notes, Series 2011
5.000% due 08/01/2018	1,140	1,327

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
WASHINGTON 4.4%

Energy Northwest, Washington Revenue Notes, Series 2007
5.000% due 07/01/2015	$1,000	$1,070

King County, Washington General Obligation Notes, Series 2007
5.000% due 12/01/2015	250	272

King County, Washington Public Hospital District No. 2 General Obligation Notes, Series 2010
5.000% due 12/01/2015	1,000	1,080

Washington State General Obligation Notes, Series 2013
5.000% due 07/01/2017	910	1,040

		3,462

WISCONSIN 0.5%

Wisconsin State Revenue Notes, Series 2009
5.000% due 07/01/2014	400	410

Total Municipal Bonds & Notes (Cost $71,874)		72,001

U.S. TREASURY OBLIGATIONS 4.7%

U.S. Treasury Notes
0.125% due 07/31/2014	3,700	3,701

Total U.S. Treasury Obligations (Cost $3,700)		3,701

SHORT-TERM INSTRUMENTS 3.0%

REPURCHASE AGREEMENTS (b) 0.7%
		542

U.S. TREASURY BILLS 2.3%
0.127% due 12/11/2014	1,800	1,798

Total Short-Term Instruments (Cost $2,340)		2,340

Total Investments in Securities (Cost $77,914)		78,042

Total Investments 99.5% (Cost $77,914)		$78,042

Other Assets and Liabilities, net 0.5%		356

Net Assets 100.0%		$78,398

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS):

(a)	When-issued security.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(b)	REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.000%	12/31/2013	01/02/2014	$542	Freddie Mac 2.080% due 10/17/2022	$(557)	$542	$542
Total Repurchase Agreements						$(557)	$542	$542

(1)	Includes accrued interest.

98	PIMCO ETF TRUST	See Accompanying Notes

(Unaudited)

December 31, 2013

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of December 31, 2013:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral (Received)	Net Exposure (2)
Global/Master Repurchase Agreement
SSB	$542	$0	$0	$542	$(557)	$(15)
Total Borrowings and Other Financing Transactions	$542	$0	$0

(2)

Net Exposure represents the net (payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2013 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2013
Investments in Securities, at Value
Municipal Bonds & Notes
Alaska	$0	$250	$0	$250
Arizona	0	2,735	0	2,735
California	0	3,359	0	3,359
Connecticut	0	1,709	0	1,709
Florida	0	7,903	0	7,903
Georgia	0	500	0	500
Illinois	0	1,543	0	1,543
Indiana	0	1,040	0	1,040
Louisiana	0	504	0	504
Massachusetts	0	3,996	0	3,996
Michigan	0	1,014	0	1,014
Minnesota	0	2,985	0	2,985
Nebraska	0	729	0	729
Nevada	0	3,286	0	3,286
New Jersey	0	1,007	0	1,007
New York	0	14,159	0	14,159
North Carolina	0	2,626	0	2,626
Ohio	0	2,787	0	2,787
Oklahoma	0	476	0	476
Oregon	0	1,335	0	1,335
Pennsylvania	0	3,511	0	3,511
South Carolina	0	272	0	272
Tennessee	0	1,373	0	1,373
Texas	0	7,703	0	7,703
Virginia	0	1,327	0	1,327
Washington	0	3,462	0	3,462
Wisconsin	0	410	0	410
U.S. Treasury Obligations	0	3,701	0	3,701
Short-Term Instruments
Repurchase Agreements	0	542	0	542
U.S. Treasury Bills	0	1,798	0	1,798
Total Investments	$0	$78,042	$0	$78,042

There were no transfers between Level 1 and 2 during the period ended December 31, 2013.

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2013	99

Schedule of Investments PIMCO Total Return Exchange-Traded Fund

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
INVESTMENTS IN SECURITIES 144.1%

BANK LOAN OBLIGATIONS 1.3%

Biomet, Inc.
3.665% - 3.746% due 07/25/2017		$4,938	$4,983

DaVita, Inc.
2.670% due 11/01/2017		8,645	8,671

H.J. Heinz Co.
3.500% due 06/05/2020		14,726	14,857

HCA, Inc.
2.997% due 05/01/2018		3,990	3,999

Hologic, Inc.
3.750% due 08/01/2019		2,298	2,315

MGM Resorts International
2.919% due 12/20/2017		9,900	9,919

Valeant Pharmaceuticals International, Inc.
4.500% due 08/05/2020		1,197	1,206

Total Bank Loan Obligations (Cost $45,808)			45,950

CORPORATE BONDS & NOTES 27.7%

BANKING & FINANCE 23.4%

Allstate Life Global Funding Trusts CPI Linked Bond
1.777% due 11/25/2016		2,500	2,539

Ally Financial, Inc.
0.000% due 06/15/2015		12,450	11,983
2.439% due 12/01/2014		5,365	5,419
2.926% due 07/18/2016		2,600	2,659
3.439% due 02/11/2014		2,400	2,415
3.645% due 06/20/2014		7,188	7,313
4.500% due 02/11/2014		12,000	12,068
4.625% due 06/26/2015		8,300	8,659
6.750% due 12/01/2014		10,811	11,352
8.300% due 02/12/2015		2,948	3,176

Bank of America Corp.
1.066% due 03/22/2016		10,000	10,077

Bankia S.A.
0.422% due 01/25/2016	EUR	500	662
3.625% due 10/05/2016		11,150	15,892
4.250% due 07/05/2016		3,100	4,484
4.375% due 02/14/2017		3,800	5,450
5.000% due 10/30/2014		1,100	1,558

Barclays Bank PLC
7.625% due 11/21/2022		$800	854
7.750% due 04/10/2023		1,200	1,305

Belvoir Land LLC
5.300% due 12/15/2035		1,912	1,865

CIT Group, Inc.
5.250% due 04/01/2014		3,000	3,038

Citicorp Lease Pass-Through Trust
8.040% due 12/15/2019		5,200	6,160

Citigroup, Inc.
1.198% due 07/25/2016		10,000	10,110

Credit Suisse AG
6.500% due 08/08/2023		2,400	2,559

Dexia Credit Local S.A.
0.717% due 04/29/2014		2,000	2,003
0.925% due 04/01/2014	GBP	22,600	37,443
2.750% due 01/10/2014		$1,000	1,000
2.750% due 04/29/2014		11,400	11,491

Eksportfinans ASA
0.890% due 06/16/2015	JPY	1,100,000	10,065
1.600% due 03/20/2014		150,000	1,418
2.000% due 09/15/2015		$16,500	16,294

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
2.375% due 05/25/2016		$14,665	$14,463
3.000% due 11/17/2014		9,800	9,851
5.500% due 05/25/2016		22,571	23,869
5.500% due 06/26/2017		100	106

Ford Motor Credit Co. LLC
7.000% due 04/15/2015		4,000	4,310
8.000% due 06/01/2014		2,000	2,061

Industrial Bank of Korea
1.375% due 10/05/2015		5,000	5,038

International Lease Finance Corp.
5.650% due 06/01/2014		500	510
6.500% due 09/01/2014		10,660	11,060
8.625% due 09/15/2015		8,500	9,467

JPMorgan Chase Bank N.A.
0.994% due 05/31/2017	EUR	14,000	19,077
5.375% due 09/28/2016	GBP	5,350	9,641

Korea Exchange Bank
3.125% due 06/26/2017		$5,000	5,135

LBG Capital PLC
15.000% due 12/21/2019	GBP	7,100	17,086
15.000% due 12/21/2019	EUR	1,800	3,727

SAFG Retirement Services, Inc.
5.600% due 07/31/2097		$44,610	39,254

Santander U.S. Debt S.A.U.
3.724% due 01/20/2015		15,700	16,016

SLM Corp.
0.538% due 01/27/2014		1,500	1,498
5.000% due 04/15/2015		4,300	4,510
5.050% due 11/14/2014		6,800	7,038

SLM Corp. CPI Linked Bond
2.514% due 04/01/2014		2,287	2,283
2.584% due 04/01/2014		1,898	1,900
2.964% due 03/01/2014		876	870
3.014% due 02/01/2014		1,012	1,012
3.084% due 01/31/2014		2,589	2,586
3.185% due 03/17/2014		755	752
3.335% due 01/01/2014		894	895

SLM Student Loan Trust
0.827% due 12/15/2033	EUR	64,847	85,582
1.074% due 03/15/2038	GBP	32,146	49,327
4.400% due 07/25/2039	EUR	18,500	23,233
5.150% due 12/15/2039	GBP	9,710	15,356

Springleaf Finance Corp.
6.900% due 12/15/2017		$1,400	1,537

Stone Street Trust
5.902% due 12/15/2015		5,670	6,080

Svensk Exportkredit AB
0.242% due 07/19/2015		200,000	198,533

Trafford Centre Finance Ltd.
0.715% due 07/28/2015	GBP	733	1,201

UBS AG
4.750% due 05/22/2023		$4,200	4,209
7.625% due 08/17/2022		2,700	3,093

			813,477

INDUSTRIALS 2.6%

DISH DBS Corp.
6.625% due 10/01/2014		10,566	11,015
7.125% due 02/01/2016		5,200	5,772
7.750% due 05/31/2015		6,000	6,525

Hampton Roads PPV LLC
6.621% due 06/15/2053		36,481	30,958

HCA, Inc.
5.750% due 03/15/2014		5,000	5,051
7.190% due 11/15/2015		3,991	4,370

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
7.250% due 09/15/2020		$7,800	$8,522
7.875% due 02/15/2020		3,000	3,229
8.500% due 04/15/2019		500	531

MGM Resorts International
6.625% due 07/15/2015		5,067	5,460

Southern Gas Networks PLC
0.807% due 10/21/2015	GBP	6,000	9,883

			91,316

UTILITIES 1.7%

Korea East-West Power Co. Ltd.
2.500% due 07/16/2017		$2,200	2,204

Tokyo Electric Power Co., Inc.
4.500% due 03/24/2014	EUR	26,850	37,154

Verizon Communications, Inc.
1.773% due 09/15/2016		$20,000	20,618

			59,976

Total Corporate Bonds & Notes (Cost $938,685)			964,769

MUNICIPAL BONDS & NOTES 1.2%

CALIFORNIA 0.7%

Golden State, California Tobacco Securitization Corp. Revenue Bonds, (FGIC Insured), Series 2005
5.000% due 06/01/2035		24,730	24,157

FLORIDA 0.3%

Palm Beach County, Florida Revenue Bonds, Series 2013
5.250% due 11/01/2043		7,520	7,161

State Board of Administration Finance Corp., Florida Revenue Notes, Series 2013
2.995% due 07/01/2020		2,265	2,146

			9,307

SOUTH DAKOTA 0.2%

Educational Enhancement Funding Corp., South Dakota Revenue Notes, Series 2013
3.539% due 06/01/2022		8,000	7,536

Total Municipal Bonds & Notes (Cost $43,100)			41,000

U.S. GOVERNMENT AGENCIES 43.1%

Fannie Mae
0.000% due 07/01/2031 - 02/25/2040 (b)		12,061	10,821
0.663% due 08/25/2022 (a)		20,801	860
2.000% due 07/25/2042		787	621
2.310% due 08/01/2022		100	94
2.342% due 09/01/2034		77	82
2.500% due 03/25/2033 - 08/25/2042		1,850	1,631
2.650% due 03/01/2022		12,913	12,556
2.680% due 02/01/2022		15,000	14,559
2.694% due 04/01/2036		50	53
2.780% due 07/01/2022		4,471	4,379
2.800% due 06/01/2022		4,877	4,763
2.820% due 06/01/2022 - 07/01/2022		10,177	9,937
2.840% due 07/01/2022		12,024	11,728
2.850% due 06/01/2022		3,620	3,528
2.950% due 05/01/2022		3,572	3,543
3.000% due 12/01/2021 - 04/25/2043		7,100	7,145
3.300% due 10/01/2021		12,742	12,943
3.380% due 11/01/2021		6,626	6,756

100	PIMCO ETF TRUST	See Accompanying Notes

(Unaudited)

December 31, 2013

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
3.500% due 05/25/2042 - 05/25/2043	$2,038	$1,958
4.000% due 01/01/2026 - 02/01/2044	705,473	724,517
4.330% due 04/01/2021	193	209
4.485% due 09/25/2040 (a)	16,300	2,353
4.500% due 01/01/2035 - 02/01/2044	489,599	517,746
5.000% due 01/25/2040 - 02/01/2044	10,291	11,139
5.500% due 08/01/2035 - 01/01/2044	13,470	14,822
5.680% due 06/25/2037	268	277
6.000% due 05/25/2031 - 10/01/2040	6,694	7,393
6.255% due 04/25/2040 (a)	495	72
6.500% due 08/25/2036	265	305
6.770% due 05/25/2042	533	473
7.035% due 05/25/2036 (a)	6,566	1,203
7.500% due 03/25/2034	452	546
20.525% due 01/25/2036	2,501	3,420
22.345% due 07/25/2023	40	63

Freddie Mac
0.000% due 01/15/2033 - 07/15/2039 (b)	2,526	1,956
2.365% due 11/01/2023	2	2
2.480% due 07/01/2036	80	85
2.481% due 10/01/2036	14	15
2.550% due 12/01/2031	224	241
3.000% due 01/15/2043 - 02/15/2043	8	7
3.500% due 04/15/2041 - 04/15/2043	175	180
4.000% due 09/15/2039 - 06/15/2042	18,040	17,894
4.500% due 06/15/2027 - 08/15/2042	17,890	18,041
5.000% due 05/15/2033 - 05/15/2042	15,485	16,527
5.000% due 08/15/2039 (a)	1,265	184
5.250% due 03/15/2032 - 04/15/2033	293	311
5.500% due 08/15/2033 - 04/01/2038	13,698	15,017
6.000% due 10/15/2031 - 08/01/2037	4,055	4,533
6.771% due 06/15/2042	3,032	2,330
9.567% due 01/15/2041	8,613	8,484
18.833% due 10/15/2023	484	693
19.204% due 05/15/2033	242	335

Ginnie Mae
3.500% due 12/20/2040	81	75
4.000% due 02/20/2041 - 04/20/2042	6,111	5,962
4.500% due 02/20/2038 - 12/20/2040	3,915	3,890
4.750% due 01/20/2035	30	28
5.000% due 07/15/2033 - 04/20/2041	8,577	9,258
5.500% due 02/17/2033 - 07/20/2037	366	407
5.933% due 12/20/2035 (a)	6,000	1,374

Total U.S. Government Agencies (Cost $1,520,296)		1,500,324

U.S. TREASURY OBLIGATIONS 39.9%

U.S. Treasury Inflation Protected Securities (d)
0.125% due 01/15/2023	2,428	2,292
0.375% due 07/15/2023	50,178	48,369
2.000% due 01/15/2026	49,539	54,876

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
2.375% due 01/15/2025		$264,505	$304,098
2.375% due 01/15/2027		579	667

U.S. Treasury Notes
0.500% due 12/15/2016 (g)		201,700	200,873
0.625% due 05/31/2017 (g)(i)		418,463	413,036
0.750% due 06/30/2017		71,500	70,749
0.750% due 02/28/2018		85,800	83,517
0.750% due 03/31/2018 (i)		121,234	117,763
0.875% due 01/31/2017 (i)		5,500	5,506
0.875% due 02/28/2017		5,500	5,499
1.000% due 05/31/2018		50,000	48,894
1.250% due 10/31/2018 (g)		9,900	9,701
1.250% due 11/30/2018 (g)		22,600	22,105

Total U.S. Treasury Obligations (Cost $1,445,467)			1,387,945

MORTGAGE-BACKED SECURITIES 13.2%

ABN AMRO Mortgage Corp.
5.500% due 01/25/2034		418	427

Adjustable Rate Mortgage Trust
2.446% due 01/25/2035		578	572
2.799% due 07/25/2035		2,112	2,073

Aggregator of Loans Backed by Assets PLC
2.775% due 12/16/2042	GBP	8,992	15,209

American Home Mortgage Investment Trust
1.849% due 09/25/2045		$77	73
2.355% due 02/25/2045		1,574	1,562

ASG Resecuritization Trust
2.283% due 03/26/2037		93	94

Banc of America Alternative Loan Trust
5.500% due 12/25/2018		24	25
6.000% due 03/25/2034		40	41

Banc of America Funding Corp.
0.387% due 07/20/2036		44	41
0.417% due 05/20/2035		5,644	5,103
0.665% due 06/26/2035		933	884
2.631% due 02/20/2036		413	409
2.632% due 05/25/2035		76	77
2.836% due 12/20/2034		1,093	694
5.750% due 03/25/2036		3,732	3,757
5.750% due 07/20/2036		145	140

Banc of America Mortgage Trust
2.910% due 02/25/2034		214	212
5.386% due 10/25/2034		1,690	1,679

Banc of America Re-REMIC Trust
5.611% due 06/24/2050		5,970	6,545

Banc of America/Merrill Lynch Commercial Mortgage, Inc.
4.891% due 07/10/2045		5,230	5,228

BCAP LLC Trust
2.527% due 11/26/2035		5,434	5,341
4.000% due 04/26/2037		3,683	3,651
4.751% due 07/26/2037		1,331	1,199

BCAP Ltd.
4.674% due 01/27/2037		6,597	6,668

Bear Stearns Adjustable Rate Mortgage Trust
2.380% due 02/25/2036		877	870
2.398% due 04/25/2034		15	15
2.633% due 10/25/2034		360	309
2.667% due 01/25/2035		431	436
2.747% due 11/25/2034		106	104
2.955% due 04/25/2034		143	136

Bear Stearns Alt-A Trust
0.705% due 08/25/2035		859	794
0.805% due 04/25/2034		97	96
2.437% due 06/25/2034		451	453

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)

Bear Stearns Commercial Mortgage Securities Trust
4.868% due 09/11/2042		$3,000	$3,021

Bella Vista Mortgage Trust
0.765% due 01/22/2045		636	560

Chase Mortgage Finance Trust
2.760% due 02/25/2037		526	504

Citigroup Mortgage Loan Trust, Inc.
0.405% due 11/25/2036		2,700	2,246
2.200% due 09/25/2035		368	364
2.290% due 09/25/2035		239	235
2.540% due 05/25/2035		67	65
2.613% due 08/25/2035		1,567	1,548
2.688% due 09/25/2034		216	217
2.825% due 03/25/2034		711	711

Citigroup/Deutsche Bank Commercial Mortgage Trust
5.218% due 07/15/2044		1,951	1,966

Countrywide Alternative Loan Trust
1.608% due 01/25/2036		5,108	4,779
6.000% due 11/25/2034		137	139

Countrywide Home Loan Mortgage Pass-Through Trust
0.565% due 07/25/2018		408	400
0.565% due 08/25/2033		1,845	1,814
0.665% due 06/25/2018		1,787	1,765
0.705% due 02/25/2035		76	72
0.705% due 03/25/2035		410	386
2.686% due 12/25/2033		1,683	1,657
5.150% due 07/25/2033		172	174

Credit Suisse Commercial Mortgage Trust
5.448% due 01/15/2049		484	485

Credit Suisse First Boston Mortgage Securities Corp.
0.815% due 11/25/2031		62	51
2.291% due 06/25/2033		37	37
2.644% due 06/25/2034		347	344
2.772% due 11/25/2034		130	131
4.832% due 04/15/2037		2,000	2,076
4.855% due 01/15/2037		323	323
5.416% due 05/15/2036		83	83
5.500% due 12/25/2034		206	198

Credit Suisse Mortgage Capital Certificates
2.769% due 04/26/2037		73	75
2.787% due 07/27/2036		159	160
3.617% due 10/27/2036		81	79
4.465% due 07/27/2037		77	78
5.509% due 04/15/2047		200	214
6.000% due 05/27/2036		100	99

Deutsche Mortgage Securities, Inc.
5.230% due 06/26/2035		1,334	1,344

Epic Opera Arlington Ltd.
0.764% due 07/28/2016	GBP	3,660	6,042

First Horizon Alternative Mortgage Securities
2.192% due 09/25/2034		$329	322
2.207% due 06/25/2034		25	24
2.217% due 04/25/2035		2,381	2,341

First Horizon Mortgage Pass-Through Trust
2.625% due 12/25/2034		1,062	1,048
5.062% due 06/25/2035		605	584

GMAC Mortgage Corp. Loan Trust
3.122% due 08/19/2034		97	94

Granite Master Issuer PLC
0.307% due 12/20/2054		13	12

Great Hall Mortgages PLC
0.373% due 06/18/2039		6,030	5,665
0.420% due 03/18/2039	EUR	571	740
0.656% due 03/18/2039	GBP	6,783	10,564
0.666% due 06/18/2039		39,859	61,644
0.676% due 06/18/2038		8,922	13,870

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2013	101

Schedule of Investments PIMCO Total Return Exchange-Traded Fund (Cont.)

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)

Greenwich Capital Commercial Funding Corp.
5.246% due 04/10/2037		$5,000	$5,064
5.381% due 03/10/2039		2,465	2,522

GS Mortgage Securities Trust
4.761% due 07/10/2039		11,113	11,522

GSMPS Mortgage Loan Trust
0.515% due 03/25/2035		2,748	2,350

GSR Mortgage Loan Trust
0.465% due 04/25/2032		277	241
0.495% due 12/25/2034		89	81
0.505% due 12/25/2034		155	147
0.605% due 05/25/2035		29	26
1.883% due 05/25/2034		156	142
2.457% due 06/25/2034		1,083	1,029
2.648% due 09/25/2035		444	442
2.649% due 09/25/2034		987	929
2.747% due 04/25/2035		44	43
2.761% due 12/25/2034		1,184	1,074
2.765% due 01/25/2035		404	403
2.870% due 05/25/2035		92	84
4.787% due 06/25/2034		17	17

HarborView Mortgage Loan Trust
2.412% due 06/19/2034		426	422
2.530% due 05/19/2033		186	185
2.710% due 01/19/2035		2,714	2,634

HomeBanc Mortgage Trust
0.495% due 10/25/2035		6,206	5,473

Homestar Mortgage Acceptance Corp.
0.805% due 03/25/2034		130	123

Impac CMB Trust
0.685% due 04/25/2035		380	370
0.805% due 10/25/2033		10	10

IndyMac Mortgage Loan Trust
0.475% due 10/25/2036		1,203	942
1.025% due 08/25/2034		107	95
2.403% due 08/25/2034		130	126
5.223% due 08/25/2036		576	564

JPMorgan Chase Commercial Mortgage Securities Trust
5.244% due 01/12/2043		267	272
5.791% due 06/15/2049		1,204	1,215

JPMorgan Mortgage Trust
2.339% due 12/25/2034		541	548
2.631% due 07/25/2035		826	812
2.715% due 06/25/2035		74	72
2.734% due 08/25/2034		697	697
2.770% due 09/25/2035		486	481
2.813% due 07/25/2035		143	144
5.500% due 04/25/2036		3,083	3,071

JPMorgan Resecuritization Trust
2.016% due 01/26/2037		75	75
2.758% due 08/27/2037		106	107
4.429% due 01/27/2047		72	73
5.032% due 11/26/2035		1,376	1,355
5.701% due 07/27/2037		94	92
6.000% due 02/27/2037		266	271

LB-UBS Commercial Mortgage Trust
4.568% due 01/15/2031		3,772	3,862

Leek Finance Ltd.
0.807% due 12/21/2037	GBP	1,599	2,730

Lehman XS Trust
0.435% due 12/25/2035		$3,741	3,460
1.128% due 11/25/2035		198	184

Mall Funding PLC
1.197% due 04/22/2017	GBP	1,930	3,163

MASTR Adjustable Rate Mortgages Trust
2.109% due 09/25/2033		$636	629

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
2.582% due 03/25/2035		$7,462	$7,329
5.032% due 11/25/2034		876	866

Mellon Residential Funding Corp. Mortgage Pass-Through Trust
0.647% due 06/15/2030		169	164

Merrill Lynch Mortgage Investors Trust
0.375% due 02/25/2036		769	705
0.415% due 11/25/2035		384	355
0.625% due 04/25/2029		151	142
0.625% due 03/25/2030		114	110
0.665% due 05/25/2029		474	462
0.725% due 01/25/2030		348	329
1.165% due 10/25/2035		756	744
1.854% due 03/25/2033		132	128
1.980% due 05/25/2029		81	81
2.125% due 04/25/2035		2,964	2,769
2.133% due 04/25/2029		684	677
2.137% due 02/25/2036		1,327	1,269
5.348% due 05/25/2036		9,888	9,689

Morgan Stanley Capital Trust
5.439% due 02/12/2044		12,221	12,352
5.597% due 04/12/2049		10,070	10,220
5.610% due 04/15/2049		292	294
5.665% due 04/15/2049		36,739	40,180
5.852% due 12/12/2049		3	3

Morgan Stanley Dean Witter Capital, Inc. Trust
1.675% due 03/25/2033		788	782

Morgan Stanley Mortgage Loan Trust
0.435% due 09/25/2035		45	44
0.615% due 07/25/2034		231	222
5.492% due 01/25/2035		3,061	3,014

MortgageIT Trust
0.465% due 08/25/2035		425	396

RBSSP Resecuritization Trust
0.665% due 03/26/2036		454	447

Residential Accredit Loans, Inc. Trust
1.643% due 08/25/2035		3,388	2,944
2.404% due 04/25/2035		1,192	1,168
5.500% due 11/25/2034		7,743	7,683

Residential Asset Securitization Trust
0.715% due 08/25/2033		108	102

RMAC Securities PLC
0.674% due 06/12/2044	GBP	4,102	6,312

Royal Bank of Scotland Capital Funding Trust
5.223% due 08/16/2048		$400	433
5.331% due 02/16/2044		400	435
5.336% due 05/16/2047		400	433

Sequoia Mortgage Trust
0.437% due 01/20/2035		93	86
0.467% due 12/20/2034		523	501
0.487% due 11/20/2034		121	120
0.637% due 01/20/2035		5,241	4,993
0.648% due 02/20/2035		3,563	3,393
0.699% due 11/20/2034		2,158	1,920
0.885% due 11/22/2024		14	14
0.942% due 07/20/2034		2,859	2,749
0.998% due 02/20/2034		2,913	2,837
1.048% due 08/20/2034		1,589	1,588
1.067% due 12/20/2032		2,737	2,678
2.634% due 04/20/2035		327	324

Structured Adjustable Rate Mortgage Loan Trust
0.565% due 06/25/2035		215	214
2.336% due 03/25/2035		3,223	3,142
2.453% due 07/25/2034		338	332
2.486% due 11/25/2034		7,021	6,959
2.495% due 04/25/2034		296	293
2.523% due 03/25/2034		163	162

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
2.551% due 02/25/2035	$2,000	$1,866
2.906% due 02/25/2034	57	57

Structured Asset Mortgage Investments Trust
0.416% due 07/19/2035	1,082	1,064
0.826% due 10/19/2034	1,309	1,255
0.866% due 02/19/2035	213	206
1.006% due 02/19/2033	907	858
2.286% due 12/19/2034	2,432	2,401

Structured Asset Securities Corp.
5.500% due 05/25/2035	3,216	3,296

Structured Asset Securities Corp. Mortgage Pass-Through Certificates
2.227% due 01/25/2032	12	11
2.357% due 06/25/2033	56	55
2.365% due 01/25/2034	171	168
2.411% due 04/25/2033	49	49
2.807% due 11/25/2032	1,218	1,179

Thornburg Mortgage Securities Trust
0.705% due 03/25/2044	172	149
5.038% due 10/25/2046	10,809	10,909
5.431% due 07/25/2036	488	490
5.750% due 06/25/2047	6,502	6,438

Wachovia Bank Commercial Mortgage Trust
0.247% due 06/15/2020	2,749	2,722
0.339% due 06/15/2049	378	359
5.421% due 04/15/2047	2,843	2,849
5.728% due 06/15/2049	1,216	1,249

WaMu Mortgage Pass-Through Certificates
0.435% due 07/25/2045	90	83
0.455% due 12/25/2045	76	70
0.475% due 01/25/2045	74	70
0.485% due 07/25/2045	108	102
0.495% due 01/25/2045	5,060	4,707
0.525% due 01/25/2045	730	676
0.578% due 10/25/2044	1,402	1,311
0.608% due 06/25/2044	275	253
1.143% due 02/25/2046	122	115
1.310% due 11/25/2041	708	681
1.543% due 04/25/2044	63	62
1.936% due 11/25/2041	1,857	1,779
2.207% due 02/27/2034	132	131
2.363% due 12/25/2035	259	252
2.406% due 01/25/2035	3,552	3,542
2.435% due 10/25/2034	113	112
2.449% due 06/25/2034	240	242
2.488% due 03/25/2035	327	325

Wells Fargo Mortgage-Backed Securities Trust
2.490% due 12/25/2033	33	34
2.491% due 01/25/2034	71	70
2.494% due 09/25/2033	217	218
2.615% due 01/25/2035	623	619
2.616% due 01/25/2035	20	20
2.627% due 06/25/2035	563	570
2.629% due 10/25/2035	512	517
2.636% due 06/25/2035	57	57
2.674% due 03/25/2035	1,052	1,065
5.573% due 04/25/2036	121	117
5.750% due 01/25/2036	441	458

Total Mortgage-Backed Securities (Cost $427,043)		458,116

ASSET-BACKED SECURITIES 7.5%

ACA CLO Ltd.
0.488% due 07/25/2018	6,984	6,963

Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
1.215% due 10/25/2033	2,694	2,449
1.215% due 11/25/2034	10,356	9,763

102	PIMCO ETF TRUST	See Accompanying Notes

(Unaudited)

December 31, 2013

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)

Aquilae CLO PLC
0.572% due 01/17/2023	EUR	352	$479

Asset-Backed Securities Corp. Home Equity Loan Trust
0.440% due 09/25/2034		$17	17
0.795% due 09/25/2034		5,055	4,623

Avoca CLO PLC
0.562% due 02/18/2022	EUR	1,278	1,736

Bear Stearns Asset-Backed Securities Trust
0.615% due 12/25/2042		$57	55
0.635% due 11/25/2035		4,925	4,333
0.655% due 07/25/2035		5,975	5,943
1.065% due 11/25/2039		60	59
1.965% due 03/25/2043		112	103
2.265% due 03/25/2035		5,000	4,624

Berica Asset-Backed Security SRL
0.593% due 12/30/2055	EUR	3,338	4,452

Chase Funding Trust
0.905% due 10/25/2032		$53	50
4.396% due 02/25/2030		27	27

Citibank Omni Master Trust
2.917% due 08/15/2018		450	457

Clavos Euro CDO Ltd.
0.805% due 04/18/2023	EUR	4,773	6,500

Countrywide Asset-Backed Certificates
0.345% due 09/25/2036		$2,369	2,294
0.515% due 05/25/2046		2,590	2,440
0.555% due 11/25/2034		37	36
0.865% due 12/25/2033		74	68
1.015% due 04/25/2035		2,260	2,107

Credit Suisse First Boston Mortgage Securities Corp.
0.915% due 10/25/2032		48	41

EFS Volunteer LLC
1.046% due 07/26/2027		971	982

Ellington Loan Acquisition Trust
1.065% due 05/28/2037		12,000	11,717

Equity One Mortgage Pass-Through Trust
4.860% due 08/25/2033		181	180

First Franklin Mortgage Loan Asset-Backed Certificates
0.990% due 05/25/2034		7,029	6,455

First Franklin Mortgage Loan Trust
0.465% due 01/25/2036		5,000	4,676
0.525% due 10/25/2035		25,000	22,540
0.885% due 03/25/2035		750	720

Harbourmaster CLO BV
0.537% due 06/15/2020	EUR	223	306

Hyde Park CDO BV
0.624% due 06/14/2022		6,216	8,411

JPMorgan Mortgage Acquisition Trust
0.355% due 05/25/2035		$2,075	1,992
0.455% due 05/25/2035		3,397	2,934

Lehman XS Trust
0.445% due 08/25/2035		269	257

Long Beach Mortgage Loan Trust
1.065% due 06/25/2035		7,263	6,013

Magi Funding PLC
0.591% due 04/11/2021	EUR	100	136

MASTR Asset-Backed Securities Trust
0.795% due 03/25/2035		$3,183	3,052

Mid-State Trust
5.745% due 01/15/2040		658	709
5.787% due 10/15/2040		106	112
6.005% due 08/15/2037		59	62
6.340% due 10/15/2036		8,523	9,033
7.340% due 07/01/2035		24	26

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)

Morgan Stanley ABS Capital, Inc. Trust
0.675% due 07/25/2035		$7,400	$6,650
1.020% due 03/25/2034		1,139	1,060

New Century Home Equity Loan Trust
0.655% due 07/25/2035		4,100	3,845

Nomura Home Equity Loan, Inc.
0.755% due 09/25/2035		7,752	5,681

North Carolina State Education Assistance Authority
0.688% due 10/26/2020		69	69

Option One Mortgage Loan Trust
1.005% due 02/25/2033		44	41

Option One Mortgage Loan Trust Asset-Backed Certificates
0.765% due 04/25/2033		72	66

Origen Manufactured Housing Contract Trust
6.480% due 01/15/2037		65	70

Park Place Securities, Inc.
0.585% due 05/25/2035		3,092	2,930

Residential Asset Mortgage Products Trust
0.325% due 12/25/2036		5,083	4,696
0.555% due 02/25/2036		3,786	3,413
0.605% due 09/25/2035		2,726	2,569

Residential Asset Securities Corp. Trust
0.585% due 10/25/2035		2,200	1,790
0.595% due 10/25/2035		2,000	1,846
0.945% due 11/25/2034		83	80

Securitized Asset-Backed Receivables LLC Trust
0.455% due 12/25/2035		8,015	6,874

SLM Student Loan Trust
0.322% due 01/25/2041	EUR	10,000	12,156
0.362% due 01/25/2040		16,800	20,184
0.402% due 01/25/2024		3,500	4,730
0.547% due 09/15/2021		369	506
0.827% due 12/15/2027		20,089	26,694

Soundview Home Loan Trust
0.960% due 04/25/2035		$2,562	2,398

Structured Asset Investment Loan Trust
0.655% due 08/25/2035		7,400	6,448

Structured Asset Securities Corp. Mortgage Pass-Through Certificates
0.565% due 05/25/2034		37	37

Trimaran CLO Ltd.
0.492% due 11/01/2018		4,561	4,512

Wood Street CLO BV
0.544% due 11/22/2021	EUR	1,381	1,872

Total Asset-Backed Securities (Cost $237,608)			261,149

SOVEREIGN ISSUES 8.7%

Autonomous Community of Andalusia
5.200% due 07/15/2019		8,000	11,544

Autonomous Community of Catalonia
1.445% due 10/22/2014	JPY	500,000	4,619
1.500% due 09/16/2014		300,000	2,796
2.125% due 10/01/2014	CHF	1,700	1,903
2.750% due 03/24/2016		200	222
4.300% due 11/15/2016	EUR	900	1,278
4.750% due 06/04/2018		900	1,275
4.950% due 02/11/2020		10,500	14,457

Autonomous Community of Madrid
4.200% due 09/24/2014		5,750	8,083
4.305% due 03/06/2014		8,600	11,903

Autonomous Community of Valencia
4.375% due 07/16/2015		600	846
4.750% due 03/20/2014		1,514	2,098

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)

Banco Nacional de Desenvolvimento Economico e Social
3.375% due 09/26/2016		$1,200	$1,215

Italy Buoni Poliennali Del Tesoro
2.500% due 03/01/2015	EUR	8,300	11,622
2.750% due 12/01/2015		50,000	70,769

Italy Certificati Di Credito Del Tesoro
0.000% due 06/30/2015		17,800	24,079

Italy Government International Bond Strips
0.000% due 03/27/2015		$6,625	6,543
0.000% due 09/27/2015		6,875	6,745

Junta de Castilla y Leon
6.505% due 03/01/2019	EUR	1,600	2,526

Mexico Government International Bond
3.500% due 12/14/2017 (d)	MXN	293,480	24,251
4.000% due 11/15/2040 (d)		32,890	2,580
5.000% due 06/16/2016 (d)		65,780	5,568

Mexico Government International Inflation linked Bond
3.660% due 03/19/2015		150,000	11,513

Province of Quebec
3.500% due 07/29/2020		$1,200	1,246

Spain Government International Bond
3.750% due 10/31/2015	EUR	50,000	71,716

Total Sovereign Issues (Cost $297,796)			301,397

		SHARES
PREFERRED SECURITIES 0.1%

BANKING & FINANCE 0.1%

Ally Financial, Inc.
7.000% due 01/30/2014 (e)		4,600	4,416

Total Preferred Securities (Cost $4,402)			4,416

		PRINCIPAL AMOUNT (000s)
SHORT-TERM INSTRUMENTS 1.4%

CERTIFICATES OF DEPOSIT 0.3%

Itau Unibanco Holding S.A.
1.420% due 10/31/2014		$10,000	9,890

COMMERCIAL PAPER 0.1%

Ford Motor Credit Co.
0.900% due 08/04/2014		4,600	4,583

REPURCHASE AGREEMENTS (f) 0.0%
			1,713

ITALY TREASURY BILLS 0.5%
1.091% due 09/12/2014 (c)	EUR	13,400	18,333

MEXICO TREASURY BILLS 0.1%
3.483% due 01/23/2014 - 02/06/2014 (c)	MXN	16,300	1,245

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2013	103

Schedule of Investments PIMCO Total Return Exchange-Traded Fund (Cont.)

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
U.S. TREASURY BILLS 0.4%
0.122% due 11/13/2014 - 12/11/2014 (c)(g)(i)	$13,943	$13,929

Total Short-Term Instruments (Cost $49,356)		49,693

Total Investments in Securities (Cost $5,009,561)		5,014,759

Total Investments 144.1% (Cost $5,009,561)		$5,014,759

Financial Derivative Instruments (h) (0.4%) (Cost or Premiums, net $0)		(13,279)

Other Assets and Liabilities, net (43.7%)		(1,521,574)

Net Assets 100.0%		$3,479,906

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Interest only security.
(b)	Principal only security.
(c)	Coupon represents a weighted average yield to maturity.
(d)	Principal amount of security is adjusted for inflation.
(e)	Perpetual maturity, date shown represents next contractual call date.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(f)	REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.000%	12/31/2013	01/02/2014	$1,713	Freddie Mac 2.000% due 01/30/2023	$(1,751)	$1,713	$1,713
Total Repurchase Agreements						$(1,751)	$1,713	$1,713

(1)	Includes accrued interest.

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)	Payable for Sale-Buyback Transactions (3)
BCY	(0.550%)	12/31/2013	01/02/2014	$(94,640)	$(94,640)
	(0.080%)	12/24/2013	01/08/2014	(8,265)	(8,266)
	0.010%	12/31/2013	01/07/2014	(22,151)	(22,155)
	0.050%	12/31/2013	01/03/2014	(19,952)	(19,953)
	0.170%	12/18/2013	01/08/2014	(128,903)	(128,927)
	0.190%	12/18/2013	01/09/2014	(8,020)	(8,022)
	0.200%	12/23/2013	01/09/2014	(24,515)	(24,520)
GSC	0.000%	12/19/2013	01/15/2014	(3,393)	(3,394)
	0.150%	12/19/2013	01/13/2014	(1,776)	(1,777)
MSC	(0.150%)	12/20/2013	01/03/2014	(94,711)	(94,710)
Total Sale-Buyback Transactions					$(406,364)

(2)

As of December 31, 2013, there were no open reverse repurchase agreements. The average amount of borrowings outstanding during the period ended December 31, 2013 was $186,744 at a weighted average interest rate of (0.043%).

(3)	Payable for sale-buyback transactions includes $31 of deferred price drop on sale-buyback transactions.

104	PIMCO ETF TRUST	See Accompanying Notes

(Unaudited)

December 31, 2013

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales (4)
U.S. Treasury Bonds	3.750%	11/15/2043	$100,000	$(97,209)	$(96,771)
Total Short Sales				$(97,209)	$(96,771)

(4)	Market value includes $497 of interest payable on short sales.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of December 31, 2013:

(g)	Securities with an aggregate market value of $411,235 have been pledged as collateral under the terms of the following master agreements as of December 31, 2013.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)/ Pledged	Net Exposure (5)
Global/Master Repurchase Agreement
SSB	$1,713	$0	$0	$0	$1,713	$(1,751)	$(38)

Master Securities Forward Transaction Agreement
BCY	0	0	(306,483)	0	(306,483)	305,648	(835)
BOA	0	0	0	0	0	1,758	1,758
FOB	0	0	0	0	0	2,349	2,349
GRE	0	0	0	0	0	340	340
GSC	0	0	(5,171)	0	(5,171)	6,530	1,359
JPS	0	0	0	0	0	(20)	(20)
MSC	0	0	(94,710)	0	(94,710)	94,610	(100)
TDM	0	0	0	(96,771)	(96,771)	0	(96,771)
Total Borrowings and Other Financing Transactions	$1,713	$0	$(406,364)	$(96,771)

(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(h)	FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

Forward Foreign Currency Contracts:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	06/2014	EUR	4,700	$	6,278	$0	$(189)
BPS	01/2014	GBP	111,100		179,344	0	(4,632)
	02/2014	JPY	611,700		5,939	129	0
	02/2014	MXN	12,077		935	12	0
BRC	01/2014	$	1,003	EUR	737	11	0
	04/2014	EUR	41,097	$	54,104	0	(2,431)
CBK	02/2014		8,604		11,808	0	(28)
DUB	01/2014		436		587	0	(13)
	01/2014	$	257,798	GBP	157,380	2,816	0
	02/2014	GBP	157,380	$	257,741	0	(2,817)
	02/2014	JPY	6,032,000		58,074	784	0
	02/2014	$	12,203	EUR	8,884	19	0
	02/2014		2,564	GBP	1,566	28	0
FBF	01/2014	GBP	46,280	$	74,947	0	(1,690)
	02/2014	JPY	10,471,800		99,906	448	0
HUS	02/2014	JPY	2,978,499		29,994	1,706	0
JPM	01/2014	EUR	243,811		328,169	0	(7,242)

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2013	105

Schedule of Investments PIMCO Total Return Exchange-Traded Fund (Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	01/2014	MXN	4,064	$	315	$5	$0
	02/2014	JPY	309,500		3,012	72	0
MSC	01/2014	BRL	124		53	0	0
	01/2014	$	53	BRL	124	0	0
	03/2014	MXN	495,341	$	37,499	0	(249)
SOG	02/2014	EUR	103,966		143,067	43	0
UAG	01/2014	$	332,756	EUR	243,510	2,240	0
	02/2014	CHF	1,902	$	2,064	0	(69)
	02/2014	EUR	243,510		332,760	0	(2,232)
Total Forward Foreign Currency Contracts						$8,313	$(21,592)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of December 31, 2013:

(i)	Securities with an aggregate market value of $17,241 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of December 31, 2013.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (1)
BOA	$0	$0	$0	$0	$(189)	$0	$0	$(189)	$(189)	$191	$2
BPS	141	0	0	141	(4,632)	0	0	(4,632)	(4,491)	4,136	(355)
BRC	11	0	0	11	(2,431)	0	0	(2,431)	(2,420)	2,651	231
CBK	0	0	0	0	(28)	0	0	(28)	(28)	0	(28)
DUB	3,647	0	0	3,647	(2,830)	0	0	(2,830)	817	(710)	107
FBF	448	0	0	448	(1,690)	0	0	(1,690)	(1,242)	1,251	9
HUS	1,706	0	0	1,706	0	0	0	0	1,706	(1,390)	316
JPM	77	0	0	77	(7,242)	0	0	(7,242)	(7,165)	8,370	1,205
MSC	0	0	0	0	(249)	0	0	(249)	(249)	(7)	(256)
SOG	43	0	0	43	0	0	0	0	43	410	453
UAG	2,240	0	0	2,240	(2,301)	0	0	(2,301)	(61)	0	(61)
Total Over the Counter	$8,313	$0	$0	$8,313	$(21,592)	$0	$0	$(21,592)

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk(1) exposure:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of December 31, 2013:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$8,313	$0	$8,313

Financial Derivative Instruments - Liabilities
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$21,592	$0	$21,592

106	PIMCO ETF TRUST	See Accompanying Notes

(Unaudited)

December 31, 2013

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended December 31, 2013:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized (Loss) on Financial Derivative Instruments
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(32,695)	$0	$(32,695)

Net Change in Unrealized (Depreciation) on Financial Derivative Instruments
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(10,413)	$0	$(10,413)

(1)	See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2013 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2013
Investments in Securities, at Value
Bank Loan Obligations	$0	$45,950	$0	$45,950
Corporate Bonds & Notes
Banking & Finance	0	614,944	198,533	813,477
Industrials	0	60,358	30,958	91,316
Utilities	0	59,976	0	59,976
Municipal Bonds & Notes
California	0	24,157	0	24,157
Florida	0	9,307	0	9,307
South Dakota	0	7,536	0	7,536
U.S. Government Agencies	0	1,500,324	0	1,500,324
U.S. Treasury Obligations	0	1,387,945	0	1,387,945
Mortgage-Backed Securities	0	446,107	12,009	458,116
Asset-Backed Securities	0	261,149	0	261,149
Sovereign Issues	0	301,397	0	301,397
Preferred Securities
Banking & Finance	0	4,416	0	4,416
Short-Term Instruments
Certificates of Deposit	0	9,890	0	9,890
Commercial Paper	0	4,583	0	4,583
Repurchase Agreements	0	1,713	0	1,713
Italy Treasury Bills	0	18,333	0	18,333
Mexico Treasury Bills	0	1,245	0	1,245
U.S. Treasury Bills	0	13,929	0	13,929
Total Investments	$0	$4,773,259	$241,500	$5,014,759

Short Sales, at Value - Liabilities
U.S. Treasury Obligations	$0	$(96,771)	$0	$(96,771)

Financial Derivative Instruments - Assets
Over the counter	$0	$8,313	$0	$8,313

Financial Derivative Instruments - Liabilities
Over the counter	0	(21,592)	0	(21,592)
Totals	$0	$4,663,209	$241,500	$4,904,709

There were no transfers between Level 1 and 2 during the period ended December 31, 2013.

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2013	107

Schedule of Investments PIMCO Total Return Exchange-Traded Fund (Cont.)

(Unaudited)

December 31, 2013

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended December 31, 2013:

Category and Subcategory	Beginning Balance at 06/30/2013	Net Purchases	Net Sales	Accrued Discounts/ (Premiums)	Realized Gain/ (Loss)	Net Change in Un realized Appre ciation/ (Depre ciation) (1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 12/31/2013	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 12/31/2013 (1)
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$27,208	$200,000	$(28,439)	$(7)	$940	$(1,169)	$0	$0	$198,533	$(1,467)
Industrials	49,455	0	(17,900)	8	(1,904)	1,299	0	0	30,958	(413)
Mortgage -Backed Securities	0	12,016	0	0	0	(7)	0	0	12,009	(7)
	$76,663	$212,016	$(46,339)	$1	$(964)	$123	$0	$0	$241,500	$(1,887)
Totals	$76,663	$212,016	$(46,339)	$1	$(964)	$123	$0	$0	$241,500	$(1,887)

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 12/31/2013	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$198,533	Benchmark Pricing	Base Price	99.86
Industrials	30,958	Benchmark Pricing	Base Price	88.42
Mortgage-Backed Securities	12,009	Benchmark Pricing	Base Price	98.28 - 101.19

Total	$241,500

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at December 31, 2013 may be due to an investment no longer held or categorized as level 3 at period end.

108	PIMCO ETF TRUST	See Accompanying Notes

Notes to Financial Statements

(Unaudited)

December 31, 2013

1. ORGANIZATION

PIMCO ETF Trust (the “Trust”) was established as a Delaware statutory trust on November 14, 2008. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to twenty funds (each a “Fund” and collectively the “Funds”) offered by the Trust.

Each Fund is an exchange-traded fund (“ETF”). ETFs are funds that trade like other publicly-traded securities and may be designed to track an index or to be actively managed. Unlike shares of a mutual fund, which can be bought from and redeemed by the issuing fund by all shareholders at a price based on net asset value (“NAV”), shares of a Fund may be directly purchased from and redeemed by a Fund at NAV solely by certain large institutional investors. Also unlike shares of a mutual fund, shares of each Fund are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day.

Shares of the Funds are listed and traded at market prices on NYSE Arca, Inc. (“NYSE Arca”) and other secondary markets. The market price for a Fund’s shares may be different from the Fund’s NAV. The Funds issue and redeem shares at their respective NAV only in blocks of a specified number of shares or multiples thereof (“Creation Units”). Only certain large institutional investors who have entered into agreements with the Funds’ Distributor may purchase or redeem Creation Units directly with the Funds at NAV (“Authorized Participants”). These transactions are in exchange for certain securities similar to a Fund’s portfolio and/or cash. Except when aggregated in Creation Units, shares of a Fund are not redeemable securities. Shareholders who are not Authorized Participants may not redeem shares directly from a Fund at NAV.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled 15 days or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments on the Statements of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain/loss on investments on the Statements of Operations. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statements of Operations. Income or short-term capital gain distributions received from underlying funds are recorded as dividend income. Long-term capital gain distributions received from underlying funds are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(b) Cash and Foreign Currency The functional and reporting currency for the Funds is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Funds do not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and net changes in unrealized gain or loss from investments on the Statements of Operations. Funds may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract (see financial derivative instruments). Realized foreign exchange gains or losses arising from sales of spot foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid and are included in net realized gain or loss on foreign currency transactions on the Statements of Operations. Net unrealized foreign exchange gains and losses arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period and are included in net change in unrealized appreciation or depreciation on translation of assets and liabilities denominated in foreign currencies on the Statements of Operations.

SEMIANNUAL REPORT	DECEMBER 31, 2013	109

Notes to Financial Statements (Cont.)

(c) Dividends and Distributions to Shareholders Dividends from net investment income, if any, of each Fund, except the PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund and the PIMCO Foreign Currency Strategy Exchange-Traded Fund, are declared and distributed to shareholders monthly. Dividends from net investment income, if any, of the PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund and the PIMCO Foreign Currency Strategy Exchange-Traded Fund are declared and distributed to shareholders quarterly. Net realized capital gains earned by each Fund, if any, will be distributed no less frequently than once each year. Dividends and distributions cannot be automatically reinvested in additional shares of a Fund.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Examples of events that give rise to timing differences include tax events such as wash sales losses and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of transactions that may cause character differences include the treatment of paydowns on mortgage-backed securities, swaps, foreign currency transactions and redeem-in-kind transactions. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on each Fund’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(d) Equalization Effective July 1, 2013, each Fund will no longer follow the accounting practice known as “Equalization” under which a portion of the proceeds from sales and costs of reacquiring Fund shares, equivalent on a per share basis to the amount of the distributable net investment income on the date of the transaction, is credited or charged to undistributed net investment income. As a result of this change, the two line items have been removed from the Statements of Changes in Net Assets (“Net Equalization Credit and (Charges)” and “Net Income Equalization”) for the period ended December 31, 2013, and the Statements of Changes in Net Assets for the prior period has been retrospectively adjusted to reflect this change. There is no impact to the net assets or the results of operations or the financial highlights for each of the periods presented. Management considers the accounting principle change as insignificant and the Statement of Net Assets change to be more useful to shareholders.

(e) New Accounting Pronouncements In December 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) to enhance disclosures about financial instruments and derivative instruments that are subject to offsetting (“netting”) on the Statements of Assets and Liabilities. This information will enable users of the entity’s financial statements to evaluate the effect or potential effect of netting arrangements on the entity’s financial position. The ASU is effective prospectively during interim or annual periods beginning on or after January 1, 2013. The financial statements have been modified to provide enhanced quantitative and qualitative disclosures surrounding counterparty exposure and master netting arrangements. See the Notes to Schedule of Investments and the Principal Risks Note in the Notes to Financial Statements for additional details.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies The NAV of a Fund’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the NYSE Arca is open (each a “Business Day”). Information that becomes known to a Fund or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

For purposes of calculating the NAV, portfolio securities and other financial derivative instruments are valued on each Business Day using valuation methods as adopted by the Board of Trustees (the “Board”) of the Trust. The Board has formed a Valuation Committee whose function is to monitor the valuation of portfolio securities and other financial derivative instruments and, as required by the Trust’s valuation policies, determine in good faith the fair value of portfolio holdings after consideration of all relevant factors, including recommendations provided by the Manager. The Board has delegated responsibility for applying the valuation methods to the investment manager (the “Manager”). The Manager monitors the continual appropriateness of methods applied and determines if adjustments should be made in light of market factor changes and events affecting issuers.

Where market quotes are readily available, fair market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. Where market quotes are not readily available, portfolio securities and other financial derivative instruments are valued at fair value, as determined in good faith by the Board, its Valuation Committee, or Manager pursuant to instructions from the Board or its Valuation Committee. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect

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the values of a Fund’s securities or financial derivative instruments. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Manager, Pacific Investment Management Company LLC (“PIMCO”), the responsibility for monitoring significant events that may materially affect the values of a Fund’s securities or financial derivative instruments and for determining whether the value of the applicable securities or financial derivative instruments should be re-evaluated in light of such significant events.

The Board has adopted methods for valuing securities and other financial derivative instruments that may require fair valuation under particular circumstances. The Manager monitors the continual appropriateness of fair valuation methods applied and determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Manager determines that a fair valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation Committee will take any appropriate action in accordance with procedures set forth by the Board. The Board reviews the appropriateness of the valuation methods from time to time and these methods may be amended or supplemented from time to time by the Valuation Committee.

For instances in which daily market quotes are not readily available, investments may be valued, pursuant to guidelines established by the Board, with reference to other securities or indices. In the event that the security or asset cannot be valued pursuant to the established guidelines, the value of the security or other financial derivative instrument will be determined in good faith by the Valuation Committee of the Board, generally based upon recommendations provided by PIMCO. These methods may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of a Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by Funds may differ from the value that would be realized if the securities were sold.

(b) Fair Value Hierarchy U.S. GAAP defines fair market value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, and 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

■	Level 1—Inputs using (unadjusted) quoted prices in active markets or exchanges for identical assets and liabilities.

■

Level 2—Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

■

Level 3—Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

Assets or liabilities categorized as Level 2 or 3 as of period end have been transferred between Levels 2 and 3 since the prior period due to changes in the valuation method utilized in valuing the investments. Transfers from Level 3 to Level 2 are a result of the availability of current and reliable market-based data provided by third party pricing services or other valuation techniques which utilize significant observable inputs. In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers in and out of Level 3, if any, are disclosed in the Notes to Schedule of Investments for each respective Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of the Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, Level 3 reconciliation, and details of significant unobservable inputs, if any, have been included in the Notes to Schedule of Investments for each respective Fund.

(c)	Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair market value The valuation methods (or “techniques”) and significant inputs used in determining the fair market values of portfolio securities or financial derivative instruments categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations,

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Notes to Financial Statements (Cont.)

sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued by pricing service providers that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker-dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, exchange-traded funds, exchange-traded notes and financial derivative instruments, such as futures contracts or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing service providers. As a result, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange (“NYSE”) is closed and the NAV may change on days when an investor is not able to purchase, redeem or exchange shares. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Short-term investments having a maturity of 60 days or less and repurchase agreements are generally valued at amortized cost which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over-the-counter financial derivative instruments, such as foreign currency contracts, options contracts, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued by independent pricing service providers. Depending on the product and the terms of the transaction, financial derivative instruments can be valued by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange. For centrally cleared credit default swaps the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third party prices are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, securities will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy. The valuation techniques and significant inputs used in determining the fair values of portfolio assets and liabilities categorized as Level 3 of the fair value hierarchy are as follows:

Benchmark pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Committee. Significant changes in the unobservable inputs of the benchmark pricing process (the base price) would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

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The validity of the fair value is reviewed by PIMCO on a periodic basis and may be amended as the availability of market data indicates a material change.

If third party evaluated vendor pricing is neither available nor deemed to be indicative of fair value, the Manager may elect to obtain indicative market quotations (“broker quotes”) directly from the broker-dealer or passed through from a third party vendor. In the event that the source of fair value is from a single sourced broker quote, these securities are categorized as Level 3 of the fair value hierarchy. Broker quotes are typically received from established market participants. Although independently received, the Manager does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the broker quote would have direct and proportional changes in the fair value of the security.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Securities

Inflation-Indexed Bonds Certain Funds may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statements of Operations, even though investors do not receive their principal until maturity.

Loan Participations and Assignments Certain Funds may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. A Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. A Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. A Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, a Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When a Fund purchases assignments from lenders it acquires direct rights against the borrower of the loan. These loans may include participations in “bridge loans”, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions. Certain Funds may also enter into unfunded loan commitments, which are contractual obligations for future funding.

Unfunded loan commitments may include revolving credit facilities, which may obligate Funds to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the notional loan amounts may not be utilized by the borrower. When investing in a loan participation, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower. A Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a floating rate loan. In certain circumstances, a Fund may receive a penalty fee upon the prepayment of a floating rate loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statements of Operations. As of December 31, 2013, the Funds had no unfunded loan commitments outstanding.

Mortgage-Related and Other Asset-Backed Securities Certain Funds may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities, asset-backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage-related and other asset-backed securities are interests in pools of loans or other receivables. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

Collateralized Mortgage Obligations (“CMOs”) are debt obligations of a legal entity that are collateralized by mortgages and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. Commercial Mortgage-Backed Securities (“CMBS”) include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in CMBS reflect the risks of

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Notes to Financial Statements (Cont.)

investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. CMOs and CMBS may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Collateralized Debt Obligations (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the collateral may decline in value or default, (iii) a Fund may invest in CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Payment In-Kind Securities Certain Funds may invest in payment in-kind securities (“PIKs”). PIKs may give the issuer the option at each interest payment date of making interest payments in either cash or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro-rata adjustment from the unrealized appreciation or depreciation on investments to interest receivable on the Statements of Assets and Liabilities.

Restricted Securities Certain Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities may be sold privately, but are required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted securities outstanding at December 31, 2013 are disclosed in the Notes to Schedules of Investments.

U.S. Government Agencies or Government-Sponsored Enterprises Certain Funds may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities, such as U.S. Treasury Strips which are Treasury fixed income securities sold at a discount to face value and offer no interest payments; rather, investors receive par at maturity.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

When-Issued Transactions Certain Funds may purchase or sell securities on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. A commitment is made by a Fund to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. A Fund may sell when-issued securities before they are delivered, which may result in a realized gain or loss.

(b) Investments in Affiliates

Each Fund may invest the cash collateral received for securities out on loan in the PIMCO Government Money Market Portfolio and PIMCO Money Market Portfolio under the Securities Lending Agreement. PIMCO Government Money Market Portfolio and PIMCO Money Market Portfolio are considered to be affiliated with the Funds. The table below shows the Fund’s transactions in and earnings from investments in these affiliated Funds for the period ended December 31, 2013, (amounts in thousands):

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Investments in PIMCO Money Market Fund

Fund Name	Market Value 06/30/2013	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 12/31/2013	Dividend Income
PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund	$51,215	$131,675	$(150,883)	$0	$0	$32,007	$2
PIMCO Enhanced Short Maturity Strategy Exchange-Traded Fund	0	6,105	(4,382)	0	0	1,723	0

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The following disclosures contain information on a Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by a Fund. The location and fair value amounts of these instruments are described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, please see Note 7, Principal Risks.

(a) Repurchase Agreements Each Fund may engage in repurchase agreements. Under the terms of a typical repurchase agreement, a Fund takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and a Fund to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Fund’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset on the Statements of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statements of Operations. In periods of increased demand for collateral, a Fund may pay a fee for receipt of collateral, which may result in interest expense to the Fund.

(b) Reverse Repurchase Agreements Certain Funds may enter into reverse repurchase agreements. In a reverse repurchase agreement, a Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. A Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by a Fund to counterparties are reflected as a liability on the Statements of Assets and Liabilities. Interest payments made by a Fund to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. A Fund will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks A Fund may enter into financing transactions referred to as ‘sale-buybacks’. A sale-buyback transaction consists of a sale of a security by a Fund to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. A Fund is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by a Fund are reflected as a liability on the Statements of Assets and Liabilities. A Fund will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, a Fund would have otherwise received had the security not been sold and (ii) the negotiated financing terms between a Fund and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statements of Operations. Interest payments based upon negotiated financing terms made by a Fund to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. A Fund will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under sale-buyback transactions.

(d) Securities Lending The Funds listed below may seek to earn additional income by lending their securities to certain qualified broker-dealers and institutions on a short-term or long-term basis via a lending agent. The securities out on loan are required to be secured by cash collateral at least equal to 102% of the domestic, or 105% of the foreign security’s market value. The Fund will then invest the cash collateral received in the PIMCO Government Money Market Fund or PIMCO Money Market Fund (see table below for designations), and records a liability for the return of the collateral, during the period the securities are on loan. Each fund is subject to a lending limit of 33.33% of total assets (including the value of collateral).

The loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the lender securities identical to the loaned securities. Should the borrower of the securities fail to return loaned securities, the Fund has the right to repurchase the securities using the collateral in the open market.

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The borrower pays fees at the Funds’ direction to the lending agent. The lending agent may retain a portion of the fees and interest earned on the cash collateral invested as compensation for its services. Investments made with the cash collateral are disclosed on the Schedules of Investments (if applicable). The lending fees and the Funds’ portion of the interest income earned on cash collateral are included on the Statements of Operations as securities lending income (if applicable).

Fund Name	Cash Collateral Reinvestment Vehicle
PIMCO 1-3 Year U.S. Treasury Index Exchange-Traded Fund	PIMCO Government Money Market Fund
PIMCO 3-7 Year U.S. Treasury Index Exchange-Traded Fund	PIMCO Government Money Market Fund
PIMCO 7-15 Year U.S. Treasury Index Exchange-Traded Fund	PIMCO Government Money Market Fund
PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund	PIMCO Government Money Market Fund
PIMCO Broad U.S. Treasury Index Exchange-Traded Fund	PIMCO Government Money Market Fund
PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund	PIMCO Government Money Market Fund
PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund	PIMCO Government Money Market Fund
PIMCO Broad U.S. TIPS Index Exchange-Traded Fund	PIMCO Government Money Market Fund
PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund	PIMCO Money Market Fund
PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund	PIMCO Money Market Fund
PIMCO Australia Bond Index Exchange-Traded Fund	PIMCO Government Money Market Fund
PIMCO Canada Bond Index Exchange-Traded Fund	PIMCO Government Money Market Fund
PIMCO Germany Bond Index Exchange-Traded Fund	PIMCO Government Money Market Fund
PIMCO Enhanced Short Maturity Exchange-Traded Fund	PIMCO Money Market Fund

(e) Short Sales Certain Funds may enter into short sales transactions. A short sale is a transaction in which a Fund sells securities it may not own in anticipation of a decline in the fair market value of the securities. Securities sold in short sale transactions and the interest payable on such securities, if any, are reflected as a liability on the Statements of Assets and Liabilities. A Fund is obligated to deliver securities at the trade price at the time the short position is covered. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Funds use financial derivative instruments, the credit-risk-related contingent features in certain financial derivative instruments, and how financial derivative instruments affect the Funds’ financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Statements of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedules of Investments. The financial derivative instruments outstanding as of period end and the amounts of realized and changes in unrealized gains and losses on financial derivative instruments during the period, as disclosed in the Notes to Schedules of Investments, serve as indicators of the volume of financial derivative activity for the Funds.

(a) Forward Foreign Currency Contracts Certain Funds may enter into forward foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of a Fund’s securities or as a part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily and the change in value is recorded by a Fund as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statements of Assets and Liabilities. In addition, a Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. In connection with these contracts, cash or securities may be identified as collateral in accordance with the terms of the respective contracts.

(b) Futures Contracts Certain Funds may enter into futures contracts. A Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by a Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, a Fund is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statements of Assets and Liabilities.

(c) Swap Agreements Certain Funds may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between a Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements are privately negotiated in the over-the-counter market (“OTC

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swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered exchange (“centrally cleared swaps”). A Fund may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon values from third party vendors, which may include a registered exchange, or quotations from market makers to the extent available. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO. Changes in market value, if any, are reflected as a component of net changes in unrealized appreciation/(depreciation) on the Statements of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Statements of Assets and Liabilities. OTC swap payments received or made at the beginning of the measurement period are reflected as such on the Statements of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront premiums are recorded as realized gains or losses on the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statements of Operations. Net periodic payments received or paid by a Fund are included as part of realized gains or losses on the Statements of Operations.

Entering into these agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

A Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between a Fund and the counterparty and by the posting of collateral to a Fund to cover a Fund’s exposure to the counterparty.

Credit Default Swap Agreements Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on credit default swap agreements, a Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

If a Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in

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the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. A Fund may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of December 31, 2013 for which a Fund is the seller of protection are disclosed in the Notes to Schedules of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities.

7. PRINCIPAL RISKS

In the normal course of business the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of potential risks the Funds may be subject to, please see the Important Information About the Funds.

Market Risks A Fund’s investments in fixed income securities expose the Fund to various risks such as but not limited to, market trading, interest rate, foreign currency, equity, management and tracking error and indexing risks.

Market trading risk is the risk that an active secondary trading market for a Fund’s shares does not develop or continue, that a Fund may not continue to meet a listing exchange’s trading or listing requirements, or that Fund shares trade at prices other than the Fund’s NAV.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by a Fund is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and a Fund may lose money if these changes are not anticipated by Fund management. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income’s market price to interest rate (i.e. yield) movements. As mentioned earlier in this report, the U.S. is currently experiencing historically low interest rates. This combined with recent economic recovery and the Federal Reserve Board’s tapering of its quantitative easing program could potentially increase the probability of an upward interest rate environment in the near future. Further, while U.S. bond markets have steadily grown over the past three decades, dealer “market making” ability has remained relatively stagnant. Given the importance of intermediary “market making” in creating a robust and active market, the fixed income securities are currently facing increased volatility and liquidity risks. All of these factors, collectively and/or individually, could cause a Fund to lose value. If a Fund lost enough value, the Fund could face increased redemptions by shareholders, which could further impair the performance of the Fund.

If a Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in financial derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, a Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Management and Tracking Error Risk is the risk that the portfolio manager’s investment decisions may not produce the desired results or that an Index Fund’s portfolio may not correlate to the Fund’s Index.

Indexing risk is the risk that a Fund is negatively affected by general declines in the market segments or asset classes represented by the Fund’s Index.

Credit and Counterparty Risks A Fund will be exposed to credit risk to parties with whom it trades and will also bear the risk of settlement default. A Fund minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. A Fund could lose money if the issuer or guarantor of

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a fixed income security, or the counterparty to a financial derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, a Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default. Financial assets, which potentially expose a Fund to counterparty risk, consist principally of cash due from counterparties and investments. PIMCO, as the investment adviser, minimizes counterparty risks to the Funds by performing extensive reviews of each counterparty and obtaining approval from the PIMCO Counterparty Risk Committee prior to entering into transactions with a third party. Furthermore, to the extent that unpaid amounts owed to a Fund exceed a predetermined threshold agreed to with the counterparty, such counterparty shall advance collateral to the Fund in the form of cash or cash equivalents equal in value to the unpaid amount owed to the Fund. A Fund may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to a Fund subsequently decreases, the Fund would be required to return to the counterparty all or a portion of the collateral previously advanced to the Fund.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once a Fund has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

Master Netting Arrangements The Funds are subject to various netting arrangements with select counterparties (“Master Agreements”). Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Since different types of transactions have different mechanics and are sometimes traded out of different legal entities of a particular counterparty organization, each type of transaction may be covered by a different Master Agreement, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master

Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used. Securities and cash pledged as collateral are reflected as assets in the Statements of Assets and Liabilities as either a component of Investments at value (securities) or Deposits due from Counterparties (cash). Cash collateral received is not typically held in a segregated account and as such is reflected as a liability in the Statements of Assets and Liabilities as Deposits due to Counterparties. The market value of any securities received as collateral is not reflected as a component of net asset value. A Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between a Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as To-Be-Announced securities, delayed-delivery or sale-buyback transactions by and between a Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addendums govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency which is segregated at a broker account registered with the Commodities Futures Trading Commission (CFTC), or the applicable regulator. In the US, counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Fund assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Funds. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives. The market value or accumulated unrealized appreciation or depreciation, initial margin posted, and any unsettled variation margin as of period end is disclosed in the Notes to Schedule of Investments.

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Notes to Financial Statements (Cont.)

Prime Broker Arrangements may be entered into to facilitate execution and/or clearing of listed equity option transactions or short sales of equity securities between a Fund and selected counterparties. The arrangements provide guidelines surrounding the rights, obligations, and other events, including, but not limited to, margin, execution, and settlement. These agreements maintain provisions for, among other things, payments, maintenance of collateral, events of default, and termination. Margin and other assets delivered as collateral are typically in the possession of the prime broker and would offset any obligations due to the prime broker. The market values of listed options and securities sold short and related collateral are disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by a Fund and select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add additional counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

8. FEES AND EXPENSES

(a) Management Fee PIMCO, a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”), serves as the Manager to the Trust, pursuant to an investment management agreement. Each Fund pays PIMCO fees in return for providing investment advisory, supervisory and administrative services under an all-in fee structure. Each Fund will pay monthly management fees to PIMCO at the annual rate based on average daily net assets (the “Management Fee”). The Management Fee for each Fund is charged at an annual rate as noted in the table below.

Fund Name	Management Fee
PIMCO 1-3 Year U.S. Treasury Index Exchange-Traded Fund	0.15%
PIMCO 3-7 Year U.S. Treasury Index Exchange-Traded Fund	0.15%
PIMCO 7-15 Year U.S. Treasury Index Exchange-Traded Fund	0.15%
PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund	0.15%
PIMCO Broad U.S. Treasury Index Exchange-Traded Fund	0.15%
PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund	0.20%
PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund	0.20%
PIMCO Broad U.S. TIPS Index Exchange-Traded Fund	0.20%
PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund	0.55%

Fund Name	Management Fee
PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund	0.20%
PIMCO Australia Bond Index Exchange-Traded Fund	0.45%
PIMCO Canada Bond Index Exchange-Traded Fund	0.45%
PIMCO Germany Bond Index Exchange-Traded Fund	0.45%
PIMCO Build America Bond Exchange-Traded Fund	0.45%
PIMCO Enhanced Short Maturity Exchange-Traded Fund	0.35%
PIMCO Foreign Currency Strategy Exchange-Traded Fund	0.65%
PIMCO Global Advantage® Inflation-Linked Bond Exchange-Traded Fund	0.60%
PIMCO Intermediate Municipal Bond Exchange-Traded Fund	0.35%
PIMCO Short Term Municipal Bond Exchange-Traded Fund	0.35%
PIMCO Total Return Exchange-Traded Fund	0.55%

(b) Distribution and Servicing Fees PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of each Fund’s Creation Units. The Distributor does not maintain a secondary market in shares of the Funds. During the period ended December 31, 2013 each Fund was permitted to compensate the Distributor at an annual rate of up to 0.25% of a Fund’s average daily net assets (the “12b-1 Plan Fee”). However, the Board of Trustees has determined not to authorize payment of a 12b-1 Plan Fee at this time. The 12b-1 Plan Fee may only be imposed or increased when the Board of Trustees determines that it is in the best interests of shareholders to do so. Because these fees are paid out of a Fund’s assets on an ongoing basis, to the extent that a fee is authorized, over time it will increase the cost of an investment in the Fund. The 12b-1 Plan Fee may cost an investor more than other types of sales charges.

(c) Fund Expenses The Funds bear other expenses which are not covered under the Management Fee which may vary and affect the total level of expenses paid by shareholders, such as (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders, or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) costs of borrowing money, including interest expense; (v) securities lending fees and expenses; (vi) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vii) extraordinary expense, including costs of litigation and indemnification expenses; and (viii) organization expenses. The ratio of expenses to average net assets, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses as disclosed in the Prospectus for the reasons set forth above.

Each unaffiliated Trustee receives an annual retainer of $35,000, plus $3,600 for each Board of Trustees meeting attended in person, $750 for each committee meeting attended and $750 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $5,000 and each other committee chair receives an additional annual retainer of $1,250.

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These expenses are allocated on a pro-rata basis to each Fund of the Trust according to its respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Manager, all of whom receive remuneration for their services to the Trust from the Manager or its affiliates.

(d) Expense Limitation PIMCO has contractually agreed, until October 31, 2014, to waive a portion of PIMCO 1-3 Year U.S. Treasury Index Exchange-Traded Fund’s Management Fee equal to 0.06% of average daily net assets. Under the Fee Waiver Agreement, PIMCO is entitled to reimbursement by the Fund of any portion of the Management Fees waived, reduced or reimbursed pursuant to the Fee Waiver Agreement (the “Reimbursement Amount”) during the previous three years, provided that such amount paid to PIMCO will not: 1) together with any recoupment of organizational expenses and pro rata Trustees’ fees pursuant to the Expense Limitation Agreement, exceed the expense limit; 2) exceed the total Reimbursement Amount; or 3) include any amounts previously reimbursed to PIMCO. The Fee Waiver Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

PIMCO has contractually agreed, until October 31, 2014, to waive its Management Fee, or reimburse a Fund, to the extent that organizational expenses and pro rata Trustees’ fees, if any, exceed 0.0049% of that Fund’s average net assets. Under the Expense Limitation Agreement, which renews annually for a full year unless terminated by PIMCO upon at least 30 days’ notice prior to the end of the contract term, PIMCO may recoup these waivers and reimbursements in future periods, not exceeding three years, provided organizational expenses and pro rata Trustees’ fees plus such recoupment, do not exceed the Expense Limit. The recoverable amounts to PIMCO at December 31, 2013, were as follows (amounts in thousands):

Fund Name	Recoverable Amounts
PIMCO 1-3 Year U.S. Treasury Index Exchange-Traded Fund	$12
PIMCO 3-7 Year U.S. Treasury Index Exchange-Traded Fund	2
PIMCO 7-15 Year U.S. Treasury Index Exchange-Traded Fund	1
PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund	10
PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund	10
PIMCO Broad U.S. TIPS Index Exchange-Traded Fund	9
PIMCO Australia Bond Index Exchange-Traded Fund	37
PIMCO Canada Bond Index Exchange-Traded Fund	40
PIMCO Germany Bond Index Exchange-Traded Fund	29
PIMCO Foreign Currency Strategy Exchange-Traded Fund	53
PIMCO Global Advantage® Inflation-Linked Bond Exchange-Traded Fund	69
PIMCO Intermediate Municipal Bond Exchange-Traded Fund	3
PIMCO Short Term Municipal Bond Exchange-Traded Fund	3
PIMCO Total Return Exchange-Traded Fund	2

9. RELATED PARTY TRANSACTIONS

The Manager and Distributor are related parties. Fees payable to these parties are disclosed in Note 8 and the accrued related party fee amounts are disclosed on the Statements of Assets and Liabilities.

Certain Funds are permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Funds from or to another fund or portfolio that are, or could be, considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the period ended December 31, 2013, the Funds below engaged in purchases and sales of securities pursuant to Rule 17a-7 of the Act (amounts in thousands):

Fund Name	Purchases	Sales
PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund	$130,050	$0
PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund	167,993	2,708
PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund	7,758	18,566
PIMCO Build America Bond Exchange-Traded Fund	3,108	2,331
PIMCO Enhanced Short Maturity Exchange-Traded Fund	446,615	706,430
PIMCO Global Advantage® Inflation-Linked Bond Exchange-Traded Fund	2,309	2,656
PIMCO Intermediate Municipal Bond Exchange-Traded Fund	3,609	15,166
PIMCO Short Term Municipal Bond Exchange-Traded Fund	16,580	0
PIMCO Total Return Exchange-Traded Fund	282,873	842,056

10. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

11. PURCHASES AND SALES OF SECURITIES

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, including, without limitation, to reflect changes in the component securities

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of the Index, such as reconstitutions, additions or deletions of component securities. To the extent that Creation Unit purchases from and redemptions by a Fund are effected in cash, frequent purchases and redemptions may increase the rate of portfolio turnover. High portfolio turnover involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2013, were as follows (amounts in thousands):

	U.S. Government/Agency		All Other
Fund Name	Purchases	Sales	Purchases	Sales
PIMCO 1-3 Year U.S. Treasury Index Exchange-Traded Fund	$40,125	$39,314	$0	$0
PIMCO 3-7 Year U.S. Treasury Index Exchange-Traded Fund	3,069	3,221	0	0
PIMCO 7-15 Year U.S. Treasury Index Exchange-Traded Fund	4,507	4,322	0	0
PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund	5,935	7,554	0	0
PIMCO Broad U.S. Treasury Index Exchange-Traded Fund	18,964	18,956	0	0
PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund	223,726	221,113	0	0
PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund	2,559	2,854	0	0
PIMCO Broad U.S. TIPS Index Exchange-Traded Fund	3,081	2,662	0	0
PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund	252,192	225,714	562,391	333,014
PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund	3,804	200	35,142	20,260
PIMCO Australia Bond Index Exchange-Traded Fund	0	0	5,497	17,716
PIMCO Canada Bond Index Exchange-Traded Fund	0	0	1,810	1,577
PIMCO Germany Bond Index Exchange-Traded Fund	0	0	534	468
PIMCO Build America Bond Exchange-Traded Fund	2,702	0	8,179	18,440
PIMCO Enhanced Short Maturity Exchange-Traded Fund	6,645,746	7,082,506	1,809,792	1,007,525
PIMCO Foreign Currency Strategy Exchange-Traded Fund	0	1,832	1,815	91
PIMCO Global Advantage® Inflation-Linked Bond Exchange-Traded Fund	41,936	46,662	38,074	34,018
PIMCO Intermediate Municipal Bond Exchange-Traded Fund	3,700	0	15,939	22,052
PIMCO Short Term Municipal Bond Exchange-Traded Fund	2,500	3,401	38,942	18,193
PIMCO Total Return Exchange-Traded Fund	18,552,308	18,464,140	777,953	462,761

12. CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by a Fund only in Creation Units or multiples thereof. Except when aggregated in Creation Units, shares of a Fund are not redeemable. Transactions in capital shares for a Fund are disclosed in detail in the Statements of Changes in Net Assets.

The consideration for the purchase of Creation Units of a Fund generally consists of a basket of cash and/or securities that the Fund specifies each business day. Authorized Participants may be charged transaction fees as set forth below. To offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, Authorized Participants are subject to standard creation and redemption transaction fees payable directly to State Street Bank and Trust Company, the administrator of the Funds. PIMCO may, from time to time, at its own expense, compensate purchasers of Creation Units who have purchased substantial amounts of Creation Units and other financial institutions for administrative or marketing services. Creations and redemptions for cash (when cash creations and redemptions are available or specified) may be subject to an additional variable charge up to the maximum amount shown in the table below.

	Standard Creation/ Redemption Transaction Fee*	Maximum Additional Variable Charge for Cash Creations**	Maximum Additional Variable Charge for Cash Redemptions**
All Funds (except PIMCO Australia Bond Index Exchange-Traded Fund, PIMCO Canada Bond Index Exchange-Traded Fund and PIMCO Germany Bond Index Exchange-Traded Fund)	$500	3.00%	2.00%
PIMCO Australia Bond Index Exchange-Traded Fund, PIMCO Canada Bond Index Exchange-Traded Fund and PIMCO Germany Bond Index Exchange-Traded Fund	$1,000	3.00%	2.00%

*	Applicable to in-kind contributions or redemptions only.
**	As a percentage of the cash amount invested or received.

122	PIMCO ETF TRUST

(Unaudited)

December 31, 2013

13. INVESTMENT TRANSACTIONS

For the period ended December 31, 2013, certain Funds had in-kind contributions and in-kind redemptions as follows (amounts in thousands):

Fund Name	Contributions	Redemptions
PIMCO 1-3 Year U.S. Treasury Index Exchange-Traded Fund	$30,148	$37,881
PIMCO 3-7 Year U.S. Treasury Index Exchange-Traded Fund	0	7,852
PIMCO 7-15 Year U.S. Treasury Index Exchange-Traded Fund	36,416	35,935
PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund	84,808	98,280
PIMCO Broad U.S. Treasury Index Exchange-Traded Fund	0	4,930
PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund	334,492	81,803
PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund	0	26,716
PIMCO Broad U.S. TIPS Index Exchange-Traded Fund	0	19,214
PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund	1,141,320	95,323
PIMCO Investment Grade Corporate Bond Exchange-Traded Fund	20,267	0
PIMCO Canada Bond Index Exchange-Traded Fund	0	9,466

The in-kind contributions and in-kind redemptions in this table may not agree with the Fund Share Transactions on the Statements of Changes in Net Assets. The table represents the accumulation of each Fund’s daily net shareholder transactions while the Statements of Changes in Net Assets reflect gross shareholder transactions including any cash component of the transactions.

14. REGULATORY AND LITIGATION MATTERS

The Trust is not engaged in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened by or against it.

15. FEDERAL INCOME TAX MATTERS

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

In accordance with provisions set forth under U.S. GAAP, the Manager has reviewed the Funds’ tax positions for all open tax years. As of December 31, 2013, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns.

The Funds file U.S. tax returns. While the statute of limitations remains open to examine the Funds’ U.S. tax returns filed for the fiscal years ending in 2010-2012, no examinations are in progress or anticipated at this time. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

As of December 31, 2013, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Fund Name	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
PIMCO 1-3 Year U.S. Treasury Index Exchange-Traded Fund	$121,965	$102	$(66)	$36
PIMCO 3-7 Year U.S. Treasury Index Exchange-Traded Fund	13,002	113	(239)	(126)
PIMCO 7-15 Year U.S. Treasury Index Exchange-Traded Fund	11,518	0	(794)	(794)
PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund	72,112	0	(16,315)	(16,315)
PIMCO Broad U.S. Treasury Index Exchange-Traded Fund	7,897	0	(138)	(138)
PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund	1,297,034	3,506	(10,151)	(6,645)
PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund	90,745	0	(18,868)	(18,868)
PIMCO Broad U.S. TIPS Index Exchange-Traded Fund	54,346	46	(3,702)	(3,656)
PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund	3,535,810	75,726	(15,183)	60,543
PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund	173,808	3,535	(2,978)	557
PIMCO Australia Bond Index Exchange-Traded Fund	27,776	0	(3,217)	(3,217)
PIMCO Canada Bond Index Exchange-Traded Fund	23,859	0	(2,451)	(2,451)
PIMCO Germany Bond Index Exchange-Traded Fund	2,925	155	0	155
PIMCO Build America Bond Strategy Exchange-Traded Fund	21,857	443	(845)	(402)
PIMCO Enhanced Short Maturity Strategy Exchange-Traded Fund	3,900,782	9,576	(4,692)	4,884
PIMCO Foreign Currency Strategy Exchange-Traded Fund	20,937	28	(162)	(134)
PIMCO Global Advantage® Inflation-Linked Bond Exchange-Traded Fund	127,860	1,653	(10,845)	(9,192)
PIMCO Intermediate Municipal Bond Strategy Exchange-Traded Fund	193,083	4,015	(3,474)	541
PIMCO Short Term Municipal Bond Exchange-Traded Fund	77,914	228	(100)	128
PIMCO Total Return Exchange-Traded Fund	5,016,599	92,559	(94,399)	(1,840)

(1)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals.

SEMIANNUAL REPORT	DECEMBER 31, 2013	123

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BCY	Barclays Capital, Inc.	FOB	Credit Suisse Securities (USA) LLC	RBC	Royal Bank of Canada
BOA	Bank of America N.A.	GLM	Goldman Sachs Bank USA	RDR	RBC Dain Rausher, Inc.
BPG	BNP Paribas Securities Corp.	GRE	RBS Securities, Inc.	RYL	Royal Bank of Scotland Group PLC
BPS	BNP Paribas S.A.	GSC	Goldman Sachs & Co.	SOG	Societe Generale
BRC	Barclays Bank PLC	HUS	HSBC Bank USA N.A.	SSB	State Street Bank and Trust Co.
BSN	Bank of Nova Scotia	JPM	JPMorgan Chase Bank N.A.	TDM	TD Securities (USA) LLC
CBK	Citibank N.A.	JPS	JPMorgan Securities, Inc.	UAG	UBS AG Stamford
DUB	Deutsche Bank AG	MSC	Morgan Stanley & Co., Inc.	UBS	UBS Securities LLC
FBF	Credit Suisse International

Currency Abbreviations:
AUD	Australian Dollar	EUR	Euro	NOK	Norwegian Krone
BRL	Brazilian Real	GBP	British Pound	NZD	New Zealand Dollar
CAD	Canadian Dollar	IDR	Indonesian Rupiah	PLN	Polish Zloty
CHF	Swiss Franc	ILS	Israeli Shekel	RUB	Russian Ruble
CLP	Chilean Peso	JPY	Japanese Yen	SEK	Swedish Krona
CNY	Chinese Renminbi	KRW	South Korean Won	TRY	Turkish New Lira
COP	Colombian Peso	MXN	Mexican Peso	USD (or $)	United States Dollar
DKK	Danish Krone	MYR	Malaysian Ringgit	ZAR	South African Rand

Exchange Abbreviations:
CME	Chicago Mercantile Exchange

Index Abbreviations:
CDX.HY	Credit Derivatives Index - High Yield	CDX.IG	Credit Derivatives Index - Investment Grade

Municipal Bond or Agency Abbreviations:
AGM	Assured Guaranty Municipal	FGIC	Financial Guaranty Insurance Co.	NPFGC	National Public Finance Guarantee Corp.
AMBAC	American Municipal Bond Assurance Corp.	FHA	Federal Housing Administration	PSF	Public School Fund
BHAC	Berkshire Hathaway Assurance Corporation	GTD	Guaranteed

Other Abbreviations:
ABS	Asset-Backed Security	CDO	Collateralized Debt Obligation	JSC	Joint Stock Company
ALT	Alternate Loan Trust	CLO	Collateralized Loan Obligation	NCUA	National Credit Union Administration
BABs	Build America Bonds	FDIC	Federal Deposit Insurance Corp.

124	PIMCO ETF TRUST

Approval of Renewal of the Investment Management Agreement

(Unaudited)

On August 12-13, 2013, the Board of Trustees (the “Board”) of PIMCO ETF Trust (the “Trust”), including all of the independent Trustees, approved the Trust’s Investment Management Agreement (the “Agreement”) with Pacific Investment Management Company LLC (“PIMCO”), on behalf of each of the Trust’s series (the “Funds”), for an additional one-year term through August 31, 2014. Under the Agreement, PIMCO provides investment advisory services, as well as supervisory and administrative services, to each Fund for a single management fee (“unified fee”).

The information, material factors and conclusions that formed the basis for the Board’s approvals are described below.

1.	INFORMATION RECEIVED

(a) Materials Reviewed: During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO. At each of its quarterly meetings, the Board reviews the Funds’ investment performance and a significant amount of information relating to fund operations, including the Funds’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO to the Trust. In considering whether to approve the renewal of the Agreement, the Board also reviewed supplementary information, including, but not limited to, comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial and profitability information regarding PIMCO, information about the personnel providing investment management services and supervisory and administrative services to the Funds and, as available, information about the fees charged and services provided to other clients with similar investment mandates as the Funds. The Board also reviewed material provided by counsel to the Trust and the independent Trustees, which included, among other things, a memorandum outlining legal duties of the Board in considering the continuation of the Agreement.

(b) Review Process: In connection with the approval of the renewal of the Agreement, the Board reviewed written materials prepared by PIMCO in response to requests from counsel to the Trust and the independent Trustees. The Board also requested and received assistance and advice regarding applicable legal standards from counsel to the Trust and the independent Trustees, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board also heard oral presentations on matters related to the Agreement and met both as a full Board and as the independent Trustees, without management present, at the August 12-13, 2013 meeting. The independent Trustees also met with counsel to the

Trust and the independent Trustees on August 2, 2013 to discuss the materials presented. In addition, the independent Trustees requested and received from PIMCO additional information including, but not limited to, information related to fund profitability and comparative performance information.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to recommend the renewal of the Agreement, the Board did not identify any single factor or particular information that, in isolation, was controlling. This summary describes the most important, but not all, of the factors considered by the Board.

2.	NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, its Personnel, and Resources: The Board considered the depth and quality of PIMCO’s investment management process, including: the experience, capability and integrity of its senior management and other personnel; the turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address the recent growth in PIMCO’s assets under management. The Board also considered that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board noted PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems. The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to the Funds and their shareholders; and its attention to matters that may involve conflicts of interest between the Funds’ investments and those of other accounts.

The Trustees considered the steps that PIMCO has taken in recent years with respect to active management of counterparty risk, such as implementing procedures requiring daily collateral adjustments and frequent communication between credit analysts and the counterparty risk committee. The Trustees considered that, over the last several years, PIMCO has continued to strengthen the process it uses to assess the financial stability of broker-dealers with which the Funds do business, to manage collateral and to protect portfolios from an unforeseen deterioration in the creditworthiness of trading counterparties. The Trustees noted that, consistent with its

SEMIANNUAL REPORT	DECEMBER 31, 2013	125

Approval of Renewal of the Investment Management Agreement (Cont.)

fiduciary duty, PIMCO executes transactions through a competitive best execution process and uses only the counterparties that meet its stringent and monitored criteria. The Trustees also considered that PIMCO’s collateral management team utilizes the counterparty risk system to analyze portfolio level exposure and collateral being exchanged with counterparties.

The Trustees also considered new services and service enhancements that PIMCO has implemented since the Agreements were last renewed in 2012, including, but not limited to, undertaking significant technology and outsourcing initiatives, expanding the quality management system for processes/activities, implementing a new relationship management model with key intermediaries, enhancing the Funds’ recordkeeping system to comply with Internal Revenue Service cost basis reporting requirements, transitioning to a proprietary platform for shareholder cash flow reporting, continuing to refine the “Pricing Portal” to streamline and automate certain pricing functions, continuing to migrate shareholder confirmation and statement creation and mailing to Broadridge Investor Connection Solutions, Inc., streamlining processes to enable earlier daily net asset value delivery to major intermediary clients and to enhance transparency in the pricing process, working with PricewaterhouseCoopers LLP to analyze the impact of the Foreign Account Tax Compliance Act, and engaging in extensive preparation and testing of business continuity capabilities to respond quickly in the event of a crisis.

Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreement are likely to benefit the Funds and their shareholders.

(b) Other Services: The Board considered PIMCO’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Trustees informed about matters relevant to the Trust and its shareholders; and its attention to matters that may involve conflicts of interest with the Trust. The Board also considered the nature, extent, quality and cost of supervisory and administrative services provided by PIMCO to the Funds under the Agreement. The Board considered PIMCO’s provision of these services and supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives in the market.

Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Funds and their shareholders.

3.	INVESTMENT PERFORMANCE

The Board received and examined information from PIMCO concerning the Funds’ year-to-date, one-, two- and three-year performance, as available, for the periods ended May 31, 2013 and other performance data, as available, for the period ended June 30, 2013 (the “PIMCO Report”) and from Lipper concerning the Funds’ performance, as available, for the periods ended May 31, 2013 (the “Lipper Report”).

The Board considered information regarding both the investment performance of each Fund relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 12-13, 2013 meeting.

The Board noted that most of the Funds have a limited performance history. The Board also noted that the Trust had recently reached $12.4 billion in assets under management and that the PIMCO Total Return Exchange-Traded Fund and the PIMCO Enhanced Short Maturity Exchange-Traded Fund were currently the largest actively managed Funds. The Board also noted that, according to Lipper, the Funds generally performed well versus competitors and their benchmarks, but that certain Funds had underperformed in comparison to their respective benchmark indexes on a net-of-fees basis over the period since inception. The Board discussed with PIMCO the reasons for the underperformance of these Funds. The Board considered that because PIMCO does not expect certain Funds to outperform their benchmark indexes over long term horizons, PIMCO believes that it is more appropriate to compare the performance of such Funds to a comparative universe.

The Board considered PIMCO’s discussion of the intensive nature of managing bond funds, noting that it requires the consideration of a number of factors, including: varying maturities, prepayments, collateral management, counter-party management, pay-downs, credit events, workouts, derivatives and net new issuance in the bond market. The Board noted that in addition to managing these factors, PIMCO must also balance risk controls and strategic positions in each portfolio it manages. Despite these challenges, the Board noted that PIMCO has generated “alpha” (i.e., non-market correlated excess performance) for its clients, including the Trust.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreement, that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Funds indicates that its continued management is likely to benefit the Funds and their shareholders, and merits the approval of the continuation of the Agreement.

4.	MANAGEMENT FEE AND TOTAL EXPENSES

The Board considered that PIMCO seeks to price funds at the outset with total expense ratios at or below the respective Lipper median, while providing premium or innovative investment offerings. PIMCO reported to the Board that, in proposing the management fee for any Fund, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the

126	PIMCO ETF TRUST

(Unaudited)

provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Fund returns to current and potential investors. Fees charged to or proposed for different Funds for management services may vary in light of these various factors. The Board also considered that PIMCO reviews the Funds’ fee levels and carefully considers reductions where appropriate. Further, the Board noted that PIMCO believes that the growth in the Trust’s assets under management and longer-term net inflows provide evidence of proper and effective pricing.

The Board reviewed the management fee and total expenses of each Fund (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to the management fee, the Board reviewed data from Lipper that compared the average and median management fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds. The Board noted that the total expense ratio for 22 out of 24 Funds was equal to or less than the median expenses of comparable funds in the Lipper Expense Group. The Board considered that the actively-managed Funds offered by PIMCO are unique strategies with no competitors in the marketplace and that the Lipper Report compares them to a mix of active and index exchange-traded funds. The Board compared each Fund’s total expenses to other funds in the Lipper Expense Group, and found each Fund’s total expenses to be reasonable.

The Board also considered the management fees of the Funds in relation to the fees charged by PIMCO to other investment companies with similar strategies. The Board noted that PIMCO does not currently manage any separate accounts with investment strategies similar to those of the Funds.

The Board also considered the Funds’ unified fee structure, under which each Fund pays for the advisory and supervisory and administrative services it requires for a unified fee, and in return, PIMCO provides or procures such services and bears the costs of various third party services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs, as well as the costs of qualifying and listing Fund shares with any securities exchange or other trading system. The Board noted that the unified fee leads to fund fees that are fixed, rather than variable. The Board further noted that, although the unified fee structure does not have breakpoints, it implicitly reflects economies of scale by fixing the absolute level of Fund fees at competitive levels even if the Funds’ operating costs rise when assets remain flat or decrease. The Board concluded that each Fund’s fees were reasonable in relation to the value of the services to be provided, and that the unified fee represents, in effect, a cap on fund fees that would be beneficial to the Funds and their shareholders.

The Board noted that PIMCO had contractually agreed to reduce total annual fund operating expenses for each newly organized Fund by waiving a portion of its management fee or reimbursing the Fund, to the extent that any organizational expenses and the pro rata share of the

Trust’s Trustees’ fees attributable to the Fund exceeds 0.0049% during the Fund’s first fiscal year. The Board also noted that PIMCO had contractually agreed, until October 31, 2013, to reduce total fund operating expenses for the PIMCO 1-3 Year U.S. Treasury Index Exchange-Traded Fund by waiving a portion of its management fee equal to 0.06% of average daily net assets.

Based on the information presented by PIMCO and Lipper, members of the Board then determined, in the exercise of their business judgment, that the management fee charged by PIMCO, as well as the total expenses of each Fund, are reasonable and approval of the renewal of the Agreement would likely benefit the Funds and their shareholders.

5.	ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

The Board reviewed information regarding PIMCO’s costs of providing services to the Funds as a whole, as well as the resulting level of profits to PIMCO, noting that those results were slightly lower than the previous year, and within the ranges, but above the median of publicly held investment management companies reported by Lipper and Strategic Insight. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board found that because the unified fee protects shareholders against unanticipated increases in expense ratios due to redemptions, declines in asset values, or increases in the costs of services provided or procured by PIMCO, economies of scale are implicitly recognized in the level of the unified fee. The Board noted that PIMCO may share the benefits of economies of scale with the Funds and their shareholders in a number of ways, including through fee reductions or waivers, the pricing of funds to scale from inception and the enhancement of services provided in return for fees paid. The Trustees also considered that the unified fee has provided inherent economies of scale by maintaining fixed fees even if a particular Fund’s operating costs rise. The Board noted that, in general, fee rates for the Funds had been set competitively, had been reduced for some Funds over time, had been held steady for most Funds as assets grew and continued to be competitive compared with peers. The Trustees noted that the absence of breakpoints in the Funds’ management fees has not harmed shareholders, noting in particular that breakpoints are a proxy for charging higher fees on lower asset levels and that a decrease in assets may cause expense ratios to increase.

The Board concluded that each Fund’s cost structure was reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and each Fund, to the benefit of Fund shareholders.

SEMIANNUAL REPORT	DECEMBER 31, 2013	127

Approval of Renewal of the Investment Management Agreement (Cont.)

(Unaudited)

6.	ANCILLARY BENEFITS

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Funds. The Board also reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Funds, it has adopted a policy not to enter into contractual soft dollar arrangements.

7.	CONCLUSIONS

Based on its review, including its consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Funds by PIMCO supported the renewal of the Agreement. The Board concluded that the Agreement continued to be fair and reasonable to the Funds and their shareholders, that the Funds’ shareholders received reasonable value in return for the fees paid to PIMCO by the Funds under the Agreement, and that the renewal of the Agreement was in the best interests of the Funds and their shareholders.

128	PIMCO ETF TRUST

General Information

Investment Manager

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania

Kansas City, MO 64105

Transfer Agent

State Street Bank and Trust Company

State Street Financial Center

One Lincoln Street

Boston, MA 02111

Legal Counsel

Dechert LLP

1900 K Street N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO ETF Trust.

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ETF4001SAR_123113

Item 2.	Code of Ethics.

The information required by this Item 2 is only required in an annual report on this Form N-CSR.

Item 3.	Audit Committee Financial Expert.

The information required by this Item 3 is only required in an annual report on this Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

The information required by this Item 4 is only required in an annual report on this Form N-CSR.

Item 5.	Audit Committee of Listed Registrants.

The information required by this Item 5 is only required in an annual report on this Form N-CSR.

Item 6.	Schedule of Investments.

The Schedule of Investments is included as part of the report to shareholders under Item 1.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchases.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11.	Controls and Procedures.

	(a)	The principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (“1940 Act”)) provide reasonable assurances that material information relating to the Trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

	(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

	(a)(1)	Exhibit 99.CODE—Code of Ethics is not applicable for semiannual reports.

	(a)(2)	Exhibit 99.CERT—Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

	(b)	Exhibit 99.906CERT—Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PIMCO ETF Trust

By:	/s/ BRENT R. HARRIS
Brent R. Harris
President and Chairman of the Board, Principal Executive Officer

Date: February 28, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ BRENT R. HARRIS
Brent R. Harris
President and Chairman of the Board, Principal Executive Officer

Date: February 28, 2014

By:	/s/ TRENT W. WALKER
Trent W. Walker
Treasurer, Principal Financial Officer

Date: February 27, 2014